UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code:     800-221-3253

Date of fiscal year end:     December 31

Date of reporting period:     June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Core Equity VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Core Equity VIP Series

Manind V. Govil, CFA

Manind V. Govil (RS Investments) has managed RS Core Equity VIP Series since 2005.* Mr. Govil joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Govil served as the head of equity investments at Guardian Life since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager — large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, he was lead portfolio manager — core equity, at Mercantile. Mr. Govil received a B.S. degree from the University of Bombay, India and an M.B.A. from the University of Cincinnati.

*	Includes service as the portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	During a difficult six-month period for the equity markets, the Fund had a negative return but nonetheless outperformed its benchmark, the S&P 500® Index[3].

➢	The Fund’s relative performance for the period benefited from stock selection in a number of sectors, including financials, health care, information technology (IT), and industrials.

➢	Poor performance by several holdings in the utilities and telecommunications services sectors dampened returns.

Market Overview

U.S. stocks fell sharply during the first quarter, with investors spooked by a weakening economy and growing concerns about the health of the financial system. The market began to recover some lost ground early in the second quarter, however, as the Federal Reserve Board took aggressive action to restore market liquidity, cutting the target federal funds rate by 225 basis points by mid-April. Nonetheless this resurgence proved short-lived, as markets again succumbed to investor unease over surging energy and food prices, an ailing housing market, and a softening economy. For the six-month period ended June 30, 2008, the S&P 500® Index declined 11.91%, the Dow Jones Industrial Average4 declined 13.38%, and the Nasdaq Composite5 declined 13.55%.

Performance

The RS Core Equity VIP Series declined 4.81% during the period, outperforming the benchmark S&P 500® Index, which declined 11.91%.

Portfolio Review

The Fund’s relative performance for the period benefited from stock selection in the financials sector, especially in the diversified financial services and insurance areas. Relative returns were also aided by stock selection in the health care sector, especially from overweight exposure to outperforming biotechnology names including Celegene, which appears to be benefiting from its drug pipeline and its Revlimid cancer drug franchise.

Stock selection in the IT sector also contributed to the Fund’s relative performance. Top contributors in this area included IT services holdings such as electronic payments processor MasterCard, one of our strongest individual performers for the period, and video game maker

RS Core Equity VIP Series	3

RS Core Equity VIP Series (continued)

Nintendo. Nintendo is benefiting from its highly popular Wii video game platform, which is taking market share and helping expand the demographics of video gaming beyond the core young male audience to include entire families. Nintendo also has portable gaming devices and, we believe, a promising library of proprietary game software.

The Fund also capitalized on its investments in a number of individual energy holdings, including global provider of energy services Halliburton, our top-performing stock for the period, and oil and gas exploration company Devon Energy.

Performance was hindered by the Fund’s only investment in the utilities sector, global power producer AES. While AES has a solid track record of managing utilities worldwide, its stock price declined as higher financing costs and a near-freeze in credit availability delayed some of its expansion projects. Additionally, underperforming telecommunications services companies, such as AT&T and Mexico’s wireless provider America Movil, weighed on returns.

Additional major detractors included wireless communications handset maker Nokia and government- sponsored mortgage financing agency Freddie Mac, which has been severely affected by the mortgage-lending fallout and resulting liquidity crisis. Meanwhile, aircraft manufacturing giant Boeing suffered from concerns over the health of the U.S. airline industry.

Outlook

As a core offering, the RS Core Equity VIP Series seeks to deliver solid long-term results across a range of market environments. We believe that over long periods of time, our consistent focus on fundamental research and disciplined stock selection will help deliver solid investment results. Of course, while our investment process emphasizes bottom-up analysis of individual companies, we cannot ignore the weakening U.S. economy. Our investment actions during this time have favored companies that we believe will prove more resilient in a slowing economy. We wish to emphasize as well that we continue hold ourselves to the highest standards of professionalism and integrity.

Finally, I wanted to mention that as of August 1, it will have been three years since I became the portfolio manager of the Fund. In that time I’ve hired an investment team of experienced analysts who adhere to a time-tested investment process, which has delivered strong performance for the Fund. We are proud of the accomplishment of beating the benchmark by over 6.7 percentage points on an annualized basis for the three year period ended 6/30/08.

Thank you for your investment and ongoing support.

Manind V. Govil

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4	RS Core Equity VIP Series

Total Net Assets: $928,264,846	Data as of June 30, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Assets
Halliburton Co.	6.48%
MasterCard, Inc.	4.12%
Abbott Laboratories	3.72%
The AES Corp.	3.37%
Republic Services, Inc.	3.35%
Enterprise Products Partners, L.P.	3.26%
People’s United Financial, Inc.	3.15%
Aon Corp.	2.93%
Nokia Oyj	2.70%
Celgene Corp.	2.69%
Total	35.77%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

5	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

RS Core Equity VIP Series	5

RS Core Equity VIP Series (continued)

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Core Equity VIP Series	04/13/83	-4.81%	-4.11%	11.18%	9.68%	1.96%	11.48%
S&P 500® Index[3]		-11.91%	-13.12%	4.40%	7.58%	2.88%	11.60%

Since inception performance for the index is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Core Equity VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.57%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS Core Equity VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$951.90	$2.77	0.57%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.03	$2.87	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

RS Core Equity VIP Series	7

Schedule of Investments – RS Core Equity VIP Series

June 30, 2008 (unaudited)	Shares	Value

Common Stocks — 99.2%
Aerospace & Defense — 3.8%
General Dynamics Corp.	145,500	$12,251,100
The Boeing Co.	350,400	23,028,288

		35,279,388
Airlines — 0.4%
AMR Corp.(1)	717,150	3,671,808

		3,671,808
Biotechnology — 5.2%
Celgene Corp.(1)	391,500	25,005,105
Cephalon, Inc.(1)	209,754	13,988,494
Gilead Sciences, Inc.(1)	175,200	9,276,840

		48,270,439
Capital Markets — 2.5%
The Goldman Sachs Group, Inc.	134,100	23,454,090

		23,454,090
Commercial Services & Supplies — 3.3%
Republic Services, Inc.	1,047,100	31,098,870

		31,098,870
Communications Equipment — 4.7%
Nokia Oyj, ADR(2)	1,022,400	25,048,800
QUALCOMM, Inc.	425,400	18,874,998

		43,923,798
Computers & Peripherals — 2.2%
Apple, Inc.(1)	58,900	9,862,216
EMC Corp.(1)	748,700	10,998,403

		20,860,619
Construction & Engineering — 2.4%
KBR, Inc.	626,800	21,881,588

		21,881,588
Consumer Finance — 0.4%
SLM Corp.(1)	197,300	3,817,755

		3,817,755
Diversified Financial Services — 3.6%
Interactive Brokers Group, Inc., Class A(1)	515,280	16,555,946
JPMorgan Chase & Co.	483,000	16,571,730

		33,127,676
Diversified Telecommunication Services — 2.2%
AT&T, Inc.	617,936	20,818,264

		20,818,264
Electrical Equipment — 0.8%
Rockwell Automation, Inc.	175,700	7,683,361

		7,683,361
Electronic Equipment & Instruments — 0.5%
Tyco Electronics Ltd.	132,875	4,759,583

		4,759,583
Energy Equipment & Services — 6.5%
Halliburton Co.	1,132,900	60,123,003

		60,123,003

June 30, 2008 (unaudited)	Shares	Value

Food Products — 4.2%
Campbell Soup Co.	515,800	$17,258,668
General Mills, Inc.	362,800	22,047,356

		39,306,024
Health Care Equipment & Supplies — 1.7%
Covidien Ltd.	233,375	11,176,329
Hologic, Inc.(1)	215,300	4,693,540

		15,869,869
Health Care Providers & Services — 2.9%
Cardinal Health, Inc.	289,300	14,922,094
Medco Health Solutions, Inc.(1)	249,000	11,752,800

		26,674,894
Hotels, Restaurants & Leisure — 1.7%
McDonald’s Corp.	283,100	15,915,882

		15,915,882
Household Durables — 1.5%
Newell Rubbermaid, Inc.	815,400	13,690,566

		13,690,566
Independent Power Producers & Energy Traders — 3.4%
The AES Corp.(1)	1,626,200	31,239,302

		31,239,302
Industrial Conglomerates — 2.1%
Tyco International Ltd.	476,900	19,095,076

		19,095,076
Information Technology Services — 5.8%
Fidelity National Information Services, Inc.	232,534	8,582,830
MasterCard, Inc., Class A	144,200	38,287,984
Western Union Co.	290,000	7,168,800

		54,039,614
Insurance — 7.1%
Aon Corp.	591,300	27,164,322
The Chubb Corp.	483,800	23,711,038
W. R. Berkley Corp.	632,800	15,288,448

		66,163,808
Internet Software & Services — 1.4%
eBay, Inc.(1)	276,600	7,559,478
Google, Inc., Class A(1)	10,800	5,685,336

		13,244,814
Media — 3.1%
Grupo Televisa S.A., ADR(2)	595,600	14,068,072
The McGraw-Hill Companies, Inc.	364,500	14,623,740

		28,691,812
Oil, Gas & Consumable Fuels — 5.9%
Devon Energy Corp.	60,700	7,293,712
Enterprise Products Partners, L.P.	1,024,980	30,277,909
Kinder Morgan Energy Partners, L.P.	302,600	16,863,898

		54,435,519

The accompanying notes are an integral part of these financial statements.

8	RS Core Equity VIP Series

June 30, 2008 (unaudited)	Shares	Value

Pharmaceuticals — 5.3%
Abbott Laboratories	652,000	$34,536,440
Schering-Plough Corp.	736,500	14,501,685

		49,038,125
Software — 2.3%
Nintendo Co., Ltd., ADR(2)	300,800	21,010,880

		21,010,880
Specialty Retail — 2.1%
Best Buy Co., Inc.	213,600	8,458,560
The Home Depot, Inc.	471,300	11,037,846

		19,496,406
Thrifts & Mortgage Finance — 4.0%
Freddie Mac	457,900	7,509,560
People’s United Financial, Inc.	1,875,800	29,262,480

		36,772,040
Tobacco — 3.9%
Altria Group, Inc.	611,000	12,562,160
Philip Morris International, Inc.	486,500	24,028,235

		36,590,395
Wireless Telecommunication Services — 2.3%
America Movil SAB de C.V., ADR, Series L(2)	401,700	21,189,675

		21,189,675

Total Common Stocks (Cost $874,925,510)		921,234,943

	Shares	Value
Other Investments—For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	188	7,610
RS Emerging Growth Fund, Class Y(3)	256	8,863
RS Emerging Markets Fund, Class A(3)	251	6,078
RS Equity Dividend Fund, Class Y(3)	113	953
RS Global Natural Resources Fund, Class Y(3)	130	5,683
RS Growth Fund, Class Y(3)	389	4,805
RS Investment Quality Bond Fund, Class A(3)	101	974
RS Investors Fund, Class Y(3)	353	3,349
RS MidCap Opportunities Fund, Class Y(3)	181	2,188
RS Partners Fund, Class Y(3)	172	5,119
RS S&P 500 Index Fund, Class A(3)	105	929
RS Smaller Company Growth Fund, Class Y(3)	102	1,709
RS Technology Fund, Class Y(3)	186	2,731
RS Value Fund, Class Y(3)	351	9,004

Total Other Investments (Cost $63,587)		59,995

June 30, 2008 (unaudited)	Shares	Value

Short-Term Investments — 0.4%
State Street Institutional Liquid Reserves(4)	3,672,806	$3,672,806

Total Short-Term Investment (Cost $3,672,806)		3,672,806

Total Investments — 99.6% (Cost $878,661,903)		924,967,744

Other Assets, Net — 0.4%		3,297,102

Total Net Assets — 100.0%		$928,264,846

(1)	Non-income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$924,967,744
Level 2 – Significant Other Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$924,967,744

The accompanying notes are an integral part of these financial statements.

RS Core Equity VIP Series	9

Financial Information — RS Core Equity VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$924,967,744
Receivable for investments sold	3,964,828
Dividends/interest receivable	928,920
Receivable for fund shares subscribed	229,345
Due from distributor	8,175
Prepaid expenses	26,085

Total Assets	930,125,097

Liabilities
Payable for fund shares redeemed	1,041,535
Payable to adviser	398,505
Accrued shareholder reports expense	216,948
Trustees’ deferred compensation	59,995
Payable for investments purchased	12,309
Accrued expenses/other liabilities	130,959

Total Liabilities	1,860,251

Total Net Assets	$928,264,846

Net Assets Consist of:
Paid-in capital	$1,122,908,574
Accumulated undistributed net investment income	5,970,443
Accumulated net realized loss from investments	(246,920,012)
Net unrealized appreciation on investments	46,305,841

Total Net Assets	$928,264,846

Investments, at Cost	$878,661,903

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	25,379,026

Net Asset Value Per Share	$36.58

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$90,570
Dividends	8,486,475
Withholding taxes on foreign dividends	(137,483)

Total Investment Income	8,439,562

Expenses
Investment advisory fees	2,475,906
Shareholder reports	117,421
Professional fees	103,842
Custodian fees	48,617
Administrative service fees	74,427
Trustees’ fees and expenses	33,209
Insurance expense	17,681
Other expense	13,378

Total Expenses	2,884,481
Less: Fee waiver by distributor	(61,840)

Total Expenses, Net	2,822,641

Net Investment Income	5,616,921

Realized Gain/(Loss) and Change in Unrealized Appreciation (Depreciation) on Investments
Net realized gain from investments	13,188,495
Net change in unrealized depreciation on investments	(69,393,254)

Net Loss on Investments	(56,204,759)

Net Decrease in Net Assets Resulting from Operations	$(50,587,838)

The accompanying notes are an integral part of these financial statements.

10	RS Core Equity VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$5,616,921	$10,183,566
Net realized gain from investments and foreign currency transactions	13,188,495	159,843,003
Net change in unrealized depreciation on investments and on translation of assets and liabilities in foreign currency	(69,393,254)	(17,240,939)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(50,587,838)	152,785,630

Distributions to Shareholders
Net investment income	—	(9,822,651)

Total Distributions	—	(9,822,651)

Capital Share Transactions
Proceeds from sales of shares	26,269,061	54,330,025
Reinvestment of distributions	—	9,822,651
Cost of shares redeemed	(130,204,748)	(173,192,410)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(103,935,687)	(109,039,734)

Net Increase/(Decrease) in Net Assets	(154,523,525)	33,923,245

Net Assets

Beginning of period	1,082,788,371	1,048,865,126

End of period	$928,264,846	$1,082,788,371

Accumulated Undistributed Net Investment Income Included in Net Assets	$5,970,443	$353,522

Other Information:

Shares
Sold	705,831	1,452,212
Reinvested	—	257,609
Redeemed	(3,504,978)	(4,683,847)

Net Decrease	(2,799,147)	(2,974,026)

The accompanying notes are an integral part of these financial statements.

RS Core Equity VIP Series	11

Financial Information — RS Core Equity VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$38.43	$0.22	$(2.07)	$(1.85)	$—	$—	$—

Year Ended 12/31/07	33.67	0.36	4.75	5.11	(0.35)	—	(0.35)

Year Ended 12/31/06	29.29	0.39	4.59	4.98	(0.60)	—	(0.60)

Year Ended 12/31/05	28.42	0.50	0.70	1.20	(0.33)	—	(0.33)

Year Ended 12/31/04	27.30	0.39	1.23	1.62	(0.50)	—	(0.50)

Year Ended 12/31/03	22.71	0.28	4.57	4.85	(0.26)	—	(0.26)

The accompanying notes are an integral part of these financial statements.

12	RS Core Equity VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$36.58	(4.81)%	$928,265	0.57%	0.58%	1.13%	1.12%	23%

38.43	15.19%	1,082,788	0.57%	0.57%	0.93%	0.93%	60%

33.67	17.26%	1,048,865	0.57%	0.57%	1.17%	1.17%	85%

29.29	4.30%	1,035,234	0.56%	0.56%	1.67%	1.67%	103%

28.42	6.00%	1,261,203	0.54%	0.54%	1.29%	1.29%	76%

27.30	21.45%	1,454,546	0.54%	0.54%	1.06%	1.06%	77%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of custody credits, if applicable.
[3]

Total returns do not reflect the effects of charges deducted pursuant to the terms of Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS Core Equity VIP Series	13

Notes to Financial Statements — RS Core Equity VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Core Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hier-

14	RS Core Equity VIP Series

archy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 – quoted prices in active markets for identical investments

➢	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income,

RS Core Equity VIP Series	15

Notes to Financial Statements — RS Core Equity VIP Series (unaudited) (continued)

which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 06/30/08	Average Borrowing*	Average Interest Rate*
$ —	$301,464	2.56%

*	For the six months ended June 30, 2008.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.57% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return

16	RS Core Equity VIP Series

of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income
$9,822,651

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Undistributed Ordinary Income
$411,975

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were as follows:

Expiring	Amount
2010	$164,712,479
2011	95,938,938

Total	$260,651,417

During the year ended December 31, 2007, the Fund utilized capital loss carryovers of $158,879,718.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had no such losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $878,203,554. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $137,074,417 and $(90,310,227), respectively, resulting in net unrealized appreciation of $46,764,190.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $231,054,396 and $326,742,573, respectively, for the six months ended June 30,2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies

RS Core Equity VIP Series	17

Notes to Financial Statements — RS Core Equity VIP Series (unaudited) (continued)

may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered

18	RS Core Equity VIP Series

investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between

October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

RS Core Equity VIP Series	19

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 — 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

20	RS Core Equity VIP Series

capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at

RS Core Equity VIP Series	21

Supplemental Information — unaudited (continued)

rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also consid ered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as

22	RS Core Equity VIP Series

well as other RS Investments clients’) portfolio transactions and from third parties with which these broker- dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the

RS Core Equity VIP Series	23

Supplemental Information — unaudited (continued)

Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

24	RS Core Equity VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Core Equity VIP Series	25

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

26	RS Core Equity VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

RS Core Equity VIP Series	27

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Small Cap Core Equity VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Small Cap Core Equity VIP Series

Matthew P. Ziehl, CFA

Matthew P. Ziehl (RS Investments) has managed RS Small Cap Core Equity VIP Series since 2002.* Mr. Ziehl joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as a managing director at Guardian Life. Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	RS Small Cap Core Equity VIP Series underperformed its benchmark during a challenging period for the equity markets.

➢	Performance relative to the Russell 2000® Index[3] was hindered by stock selection in the energy, industrials and consumer staples sectors.

➢	Stock selection and below-benchmark weightings in the consumer discretionary and financials sectors aided the Fund’s relative returns.

Market Overview

U.S. stocks fell sharply during the first quarter, with investors spooked by a weakening economy and growing concerns about the health of the financial system. The market began to recover some lost ground early in the second quarter, however, as the Federal Reserve took aggressive action to restore market liquidity, cutting the Federal Funds rate by 225 basis points by mid-April. Nonetheless, this resurgence proved short-lived as markets again succumbed to investor unease over surging energy and food prices, an ailing housing market and a softening economy. For the six-month period ending June 30, 2008, the S&P 500® Index4 declined 11.91%, the Dow Jones Industrial Average5 declined 13.38% and the Russell 2000® Index declined 9.37%.

Performance

RS Small Cap Core Equity VIP Series declined 11.17% in the six-month period ending June 30, 2008, underperforming its benchmark, the Russell 2000® Index, which declined 9.37%.

Portfolio Review

During a period when most sectors of the market suffered declines, energy shares were one bright spot. Unfortunately, while the Fund benefited from a modest overweighting in the energy sector and from solid gains by a few individual holdings, overall stock selection in this area detracted from the Fund’s relative performance. Two energy holdings in particular suffered sharp declines, Targa Resources Partners LP, a U.S. provider of midstream natural gas, and Holly Corporation, a petroleum refiner.

The Fund’s relative performance also suffered from stock selection in the industrials sector, largely due to its overweight exposure to ailing aerospace-related holdings, including aircraft services and parts supplier AAR Corp. Aircraft-related stocks have been pressured by concerns over the health of a U.S. airline industry

RS Small Cap Core Equity VIP Series	3

RS Small Cap Core Equity VIP Series (continued)

squeezed by soaring fuel costs and weaker customer demand. The Fund’s stock selection in the trailing consumer staples area also detracted from performance, with notable weakness in organic foods distributor United Natural Foods Inc.

Among the stocks that weighed heaviest on Fund performance for the period were TheStreet.com, an internet based financial information company, and Blue Coat Systems Inc., which supplies computer applications that help screen out unwanted emails and potential computer viruses. We had trimmed our investment in TheStreet.com late in 2007 after its strong performance last year. Shares of the company subsequently sank in the first quarter due to concerns over its failure to reach a contract with its founder and major shareholder, as well as because of investor uncertainty in measuring changes in site traffic after a redesign of the website. We believe the market overreacted to these developments and that the stock remains attractively valued. Shares of Blue Coat Systems, meanwhile, sank after it reported lower than expected profits in May, reflecting weakness in its North American Market.

On a positive note, relative Fund performance benefited from both stock selection and an underweighting in the consumer discretionary sector, as we continued to largely avoid consumer durables, media and specialty retailing names. The Fund also benefited from its focus on more value-oriented restaurant stocks, which we think should perform better in a weak economy. One standout was pizza restaurant chain Papa John’s International Inc.

Meanwhile, the Fund’s relative performance also benefited from its stock selection and below-benchmark weighting in the beleaguered financials sector, notably in the commercial banking industry. Relative stock selection in the health care sector was also generally positive, with strong performance by genetic and molecular testing equipment provider Sequenom Inc.

Top positive contributors from other sectors included GMX Resources Inc., a natural gas exploration and production company that has been expanding its proven gas reserves through drilling operations in east Texas, and Gardner Denver, Inc., which supplies compressor and vacuum equipment used in industrial applications and oil and gas drilling. The Fund’s modest cash position also aided relative performance.

Outlook

While we do not attempt to make formal economic or market forecasts, we recognize that the U.S. economy has continued to weaken under the weight of a spreading credit crisis. Additionally, a lack of credit availability has reduced confidence and capital spending plans for corporations, as well as for consumers. While we have been encouraged by the Fed’s aggressive response to these pressures, we recognize that it could take time for banks to repair their loan portfolios. We believe our management of the Fund reflects this challenging environment. As we consider each potential investment, we are seeking businesses with limited economic sensitivity, strong balance sheets and cash flows that we think will allow management teams to execute business plans independent of their ability to raise external debt or equity capital.

Thank you for your investment and your ongoing support.

Matthew P. Ziehl

Portfolio Manager

4	RS Small Cap Core Equity VIP Series

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

RS Small Cap Core Equity VIP Series	5

RS Small Cap Core Equity VIP Series (continued)

Total Net Assets: $153,419,585	Data as of June 30, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Digital Realty Trust, Inc.	3.17%
Psychiatric Solutions, Inc.	3.12%
Savient Pharmaceuticals, Inc.	2.75%
FactSet Research Systems, Inc.	2.72%
Jack in the Box, Inc.	2.54%
Hanover Insurance Group, Inc.	2.52%
CACI International, Inc.	2.17%
Holly Corp.	2.15%
NeuStar, Inc.	2.13%
Targa Resources Partners, L.P.	1.97%
Total	25.24%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	RS Small Cap Core Equity VIP Series

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Core Equity VIP Series	05/01/97	-11.17%	-16.45%	4.46%	9.61%	4.89%	7.90%
Russell 2000® Index[3]		-9.37%	-16.19%	3.79%	10.29%	5.53%	7.71%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Core Equity VIP Series and in the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.85%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Small Cap Core Equity VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$888.30	$3.99	0.85%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.64	$4.27	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	RS Small Cap Core Equity VIP Series

Schedule of Investments – RS Small Cap Core Equity VIP Series

June 30, 2008 (unaudited)	Shares	Value

Common Stocks — 97.7%
Aerospace & Defense — 3.3%
AAR Corp.(1)	144,200	$1,951,026
BE Aerospace, Inc.(1)	68,200	1,588,378
Ceradyne, Inc.(1)	42,200	1,447,460

		4,986,864
Biotechnology — 4.1%
Achillion Pharmaceuticals, Inc.(1)	61,500	137,145
AspenBio Pharma, Inc.(1)	121,600	775,808
Omrix Biopharmaceuticals, Inc.(1)	74,022	1,165,106
Savient Pharmaceuticals, Inc.(1)	166,900	4,222,570

		6,300,629
Capital Markets — 1.5%
Apollo Investment Corp.	156,355	2,240,567

		2,240,567
Chemicals — 1.7%
Cytec Industries, Inc.	48,100	2,624,336

		2,624,336
Commercial Banks — 3.4%
Hancock Holding Co.	38,300	1,504,807
IBERIABANK Corp.	39,300	1,747,671
PrivateBancorp, Inc.	67,100	2,038,498

		5,290,976
Commercial Services & Supplies — 1.0%
Waste Connections, Inc.(1)	50,000	1,596,500

		1,596,500
Communications Equipment — 3.3%
Blue Coat Systems, Inc.(1)	71,780	1,012,816
Comtech Telecommunications Corp.(1)	34,400	1,685,600
Foundry Networks, Inc.(1)	195,100	2,306,082

		5,004,498
Construction & Engineering — 2.4%
Aecom Technology Corp.(1)	76,600	2,491,798
Perini Corp.(1)	33,700	1,113,785

		3,605,583
Containers & Packaging — 1.3%
Packaging Corp. of America	89,200	1,918,692

		1,918,692
Diversified Consumer Services — 1.2%
Capella Education Co.(1)	32,100	1,914,765

		1,914,765
Diversified Telecommunication Services — 1.6%
PAETEC Holding Corp.(1)	377,480	2,396,998

		2,396,998
Electric Utilities — 1.1%
Cleco Corp.	74,900	1,747,417

		1,747,417
Electrical Equipment — 1.8%
Regal-Beloit Corp.	66,900	2,826,525

		2,826,525

June 30, 2008 (unaudited)	Shares	Value

Electronic Equipment & Instruments — 0.4%
Universal Display Corp.(1)	48,800	$601,216

		601,216
Energy Equipment & Services — 1.2%
Dril-Quip, Inc.(1)	28,800	1,814,400

		1,814,400
Food Products — 3.8%
B&G Foods, Inc., Class A	261,550	2,442,877
Ralcorp Holdings, Inc.(1)	52,600	2,600,544
Zhongpin, Inc.(1)	67,600	845,000

		5,888,421
Health Care Equipment & Supplies — 5.1%
Immucor, Inc.(1)	77,100	1,995,348
Meridian Bioscience, Inc.	43,800	1,179,096
NuVasive, Inc.(1)	64,700	2,889,502
Volcano Corp.(1)	147,800	1,803,160

		7,867,106
Health Care Providers & Services — 7.1%
Air Methods Corp.(1)	40,900	1,022,500
Brookdale Senior Living, Inc.	85,400	1,738,744
HMS Holdings Corp.(1)	44,700	959,709
Pediatrix Medical Group, Inc.(1)	49,300	2,427,039
Psychiatric Solutions, Inc.(1)	126,600	4,790,544

		10,938,536
Hotels, Restaurants & Leisure — 5.4%
Chipotle Mexican Grill, Inc., Class B(1)	17,800	1,341,408
Jack in the Box, Inc.(1)	174,200	3,903,822
Papa John’s International, Inc.(1)	56,300	1,497,017
WMS Industries, Inc.(1)	49,500	1,473,615

		8,215,862
Information Technology Services — 4.3%
CACI International, Inc., Class A(1)	72,700	3,327,479
NeuStar, Inc., Class A(1)	151,700	3,270,652

		6,598,131
Insurance — 4.2%
AmTrust Financial Services, Inc.	205,500	2,589,300
Hanover Insurance Group, Inc.	91,000	3,867,500

		6,456,800
Internet Software & Services — 1.1%
TheStreet.com, Inc.	255,281	1,661,879

		1,661,879
Life Sciences Tools & Services — 1.8%
Sequenom, Inc.(1)	174,600	2,786,616

		2,786,616
Machinery — 3.1%
EnPro Industries, Inc.(1)	62,551	2,335,654
FreightCar America, Inc.	21,800	773,900
Gardner Denver, Inc.(1)	29,050	1,650,040

		4,759,594

The accompanying notes are an integral part of these financial statements.

RS Small Cap Core Equity VIP Series	9

Schedule of Investments – RS Small Cap Core Equity VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Oil, Gas & Consumable Fuels — 9.9%
GeoMet, Inc.(1)	205,091	$1,944,263
GMX Resources, Inc.(1)	29,485	2,184,839
Holly Corp.	89,200	3,293,264
SemGroup Energy Partners, L.P.	112,780	2,857,845
Targa Resources Partners, L.P.	130,893	3,017,084
Teekay LNG Partners, L.P.	72,500	1,908,925

		15,206,220
Pharmaceuticals — 0.5%
Biodel, Inc.(1)	54,523	708,799

		708,799
Real Estate Investment Trusts — 6.7%
CapLease, Inc.	232,400	1,740,676
Chimera Investment Corp.	216,613	1,951,683
Digital Realty Trust, Inc.	118,880	4,863,381
Healthcare Realty Trust, Inc.	71,500	1,699,555

		10,255,295
Semiconductors & Semiconductor Equipment — 5.2%
Atheros Communications(1)	53,800	1,614,000
Cavium Networks, Inc.(1)	74,300	1,560,300
Netlogic Microsystems, Inc.(1)	22,700	753,640
Silicon Motion Technology Corp., ADR(1)(2)	125,200	1,809,140
Varian Semiconductor Equipment Associates, Inc.(1)	64,300	2,238,926

		7,976,006
Software — 6.8%
Blackboard, Inc.(1)	60,500	2,312,915
FactSet Research Systems, Inc.	74,000	4,170,640
Informatica Corp.(1)	148,400	2,231,936
Take-Two Interactive Software, Inc.(1)	64,800	1,656,936

		10,372,427
Specialty Retail — 0.7%
OfficeMax, Inc.	80,800	1,123,120

		1,123,120
Textiles, Apparel & Luxury Goods — 2.7%
Phillips-Van Heusen Corp.	46,000	1,684,520
Quiksilver, Inc.(1)	252,600	2,480,532

		4,165,052

Total Common Stocks (Cost $154,786,447)		149,849,830

	Shares	Value
Exchange-Traded Funds — 1.1%
Equity — 1.1%
iShares Russell 2000 Index Fund	25,200	1,739,556

		1,739,556

Total Exchange-Traded Funds (Cost $1,851,502)		1,739,556

June 30, 2008 (unaudited)	Shares	Value

Other Investments — For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	37	$1,492
RS Emerging Growth Fund, Class Y(3)	49	1,699
RS Emerging Markets Fund, Class A(3)	50	1,200
RS Equity Dividend Fund, Class Y(3)	20	168
RS Global Natural Resources Fund, Class Y(3)	25	1,073
RS Growth Fund, Class Y(3)	82	1,009
RS Investment Quality Bond Fund, Class A(3)	18	171
RS Investors Fund, Class Y(3)	78	740
RS MidCap Opportunities Fund, Class Y(3)	40	480
RS Partners Fund, Class Y(3)	32	964
RS S&P 500 Index Fund, Class A(3)	19	163
RS Smaller Company Growth Fund, Class Y(3)	18	300
RS Technology Fund, Class Y(3)	38	553
RS Value Fund, Class Y(3)	69	1,770

Total Other Investments (Cost $12,176)		11,782

	Shares	Value
Short-Term Investments — 1.7%
State Street Institutional Liquid Reserves(4)	2,606,642	2,606,642

Total Short-Term Investments (Cost $2,606,642)		2,606,642

Total Investments — 100.5% (Cost $159,256,767)		154,207,810

Other Liabilities, Net — (0.5)%		(788,225)

Total Net Assets — 100.0%		$153,419,585

(1)	Non-income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$154,207,810
Level 2 — Significant Other Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$154,207,810

The accompanying notes are an integral part of these financial statements.

10	RS Small Cap Core Equity VIP Series

Financial Information — RS Small Cap Core Equity VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$154,207,810
Receivable for investments sold	1,035,449
Dividends/interest receivable	207,833
Receivable for fund shares subscribed	66,403
Due from distributor	2,138
Prepaid expenses	3,947

Total Assets	155,523,580

Liabilities
Payable for investments purchased	1,880,466
Payable for fund shares redeemed	42,816
Payable to adviser	100,599
Trustees’ deferred compensation	11,782
Accrued expenses/other liabilities	68,332

Total Liabilities	2,103,995

Total Net Assets	$153,419,585

Net Assets Consist of:
Paid-in capital	$173,888,561
Accumulated undistributed net investment income	201,013
Accumulated net realized loss from investments	(15,621,032)
Net unrealized depreciation on investments	(5,048,957)

Total Net Assets	$153,419,585

Investments, at Cost	$159,256,767

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	14,609,942

Net Asset Value Per Share	$10.50

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$43,453
Dividends	904,104

Total Investment Income	947,557

Expenses
Investment advisory fees	646,884
Custodian fees	17,069
Professional fees	23,898
Shareholder reports	28,615
Trustees’ fees and expenses	6,177
Insurance expense	4,171
Administrative service fees	14,187
Other expense	2,468

Total Expenses	743,469
Less: Fee waiver by distributor	(10,308)
Less: Custody credits	(1)

Total Expenses, Net	733,160

Net Investment Income	214,397

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(15,630,492)
Net change in unrealized depreciation on investments	(6,237,177)

Net Loss on Investments	(21,867,669)

Net Decrease in Net Assets Resulting from Operations	$(21,653,272)

The accompanying notes are an integral part of these financial statements.

RS Small Cap Core Equity VIP Series	11

Financial Information — RS Small Cap Core Equity VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$214,397	$1,564,386
Net realized gain/(loss) from investments	(15,630,492)	43,133,865
Net change in unrealized depreciation on investments	(6,237,177)	(30,562,080)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(21,653,272)	14,136,171

Distributions to Shareholders
Net investment income	—	(1,748,917)
Net realized gain on investments	—	(49,000,572)

Total Distributions	—	(50,749,489)

Capital Share Transactions
Proceeds from sales of shares	2,520,318	10,309,306
Reinvestment of distributions	—	50,749,489
Cost of shares redeemed	(30,534,292)	(54,368,338)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(28,013,974)	6,690,457

Net Decrease in Net Assets	(49,667,246)	(29,922,861)

Net Assets

Beginning of period	203,086,831	233,009,692

End of period	$153,419,585	$203,086,831

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$201,013	$(13,384)

Other Information:

Shares
Sold	234,936	637,341
Reinvested	—	4,337,563
Redeemed	(2,812,117)	(3,290,572)

Net Increase/(Decrease)	(2,577,181)	1,684,332

The accompanying notes are an integral part of these financial statements.

12	RS Small Cap Core Equity VIP Series

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RS Small Cap Core Equity VIP Series	13

Financial Information — RS Small Cap Core Equity VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$11.82	$0.01	$(1.33)	$(1.32)	$—	$—	$—

Year Ended 12/31/07	15.03	0.13	0.60	0.73	(0.14)	(3.80)	(3.94)

Year Ended 12/31/06	14.13	0.02	2.35	2.37	—	(1.47)	(1.47)

Year Ended 12/31/05	17.22	0.04	(0.08)	(0.04)	(0.04)	(3.01)	(3.05)

Year Ended 12/31/04	17.83	(0.05)	2.66	2.61	—	(3.22)	(3.22)

Year Ended 12/31/03	12.43	(0.04)	5.44	5.40	—	—	—

The accompanying notes are an integral part of these financial statements.

14	RS Small Cap Core Equity VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.50	(11.17)%	$153,420	0.85%	0.86%	0.25%	0.24%	57%

11.82	5.13%	203,087	0.85%	0.85%	0.68%	0.68%	149%

15.03	17.17%	233,010	0.85%	0.85%	0.12%	0.12%	136%

14.13	0.16%	239,079	0.84%	0.84%	0.24%	0.24%	133%

17.22	15.17%	304,309	0.82%	0.82%	(0.28)%	(0.28)%	125%

17.83	43.44%	303,927	0.83%	0.83%	(0.24)%	(0.24)%	107%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratio for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Small Cap Core Equity VIP Series	15

Notes to Financial Statements — RS Small Cap Core Equity VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Small Cap Core Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable

16	RS Small Cap Core Equity VIP Series

market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 – quoted prices in active markets for identical investments

➢	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income,

RS Small Cap Core Equity VIP Series	17

Notes to Financial Statements — RS Small Cap Core Equity VIP Series (unaudited) (continued)

which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.85% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred

18	RS Small Cap Core Equity VIP Series

compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a. Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total	Long-Term Capital Gain Total
$20,005,742	$30,743,747

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Undistributed Long-Term Capital Gains
$886,741

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had no such losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $161,657,614. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $14,014,902 and $(21,464,706), respectively, resulting in net unrealized depreciation of $(7,449,804).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $98,738,373 and $124,685,825, respectively, for the six months ended June 30, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest

RS Small Cap Core Equity VIP Series	19

Notes to Financial Statements — RS Small Cap Core Equity VIP Series (unaudited) (continued)

accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

20	RS Small Cap Core Equity VIP Series

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

RS Small Cap Core Equity VIP Series	21

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 - 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

22	RS Small Cap Core Equity VIP Series

capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Small Cap Core Equity VIP Series	23

Supplemental Information — unaudited (continued)

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these

24	RS Small Cap Core Equity VIP Series

broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

RS Small Cap Core Equity VIP Series	25

Supplemental Information — unaudited (continued)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26	RS Small Cap Core Equity VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Small Cap Core Equity VIP Series	27

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

28	RS Small Cap Core Equity VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

RS Small Cap Core Equity VIP Series	29

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Large Cap Value VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or UBS Global Asset Management (Americas) Inc. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Large Cap Value VIP Series

RS Investments (RS) is the investment adviser for the RS Funds. UBS Global Asset Management (Americas) Inc. (UBS) serves as investment subadviser for RS Large Cap Value VIP Series.

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of RS Large Cap Value VIP Series. Mr. Leonard, as the head of the investment management team, oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole, as the director of research for the investment management team, oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Digenan and Mr. Hazen, as the primary strategists for the investment management team, provide cross-industry assessments and risk management assessments for portfolio construction for the Fund.

John Leonard, CFA

John Leonard (UBS) has been a member of the investment management team of RS Large Cap Value VIP Series since 2003.* Mr. Leonard is the head of Global Equities at UBS Global AM and is responsible for overseeing the other members of the team, leading the portfolio construction process and reviewing the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objective and strategies. Mr. Leonard is also a managing director of UBS Global AM and has been an investment professional with UBS Global AM since 1991. Prior to joining UBS Global AM in 1991, Mr. Leonard worked as an investment manager at a real estate management company. He holds an A.B. from Dartmouth College and an M.B.A. from the University of Chicago.

Thomas M. Cole, CFA

Thomas M. Cole (UBS) has been a member of the investment management team of RS Large Cap Value VIP Series since 2003.* Mr. Cole is the director of research for the Fund’s investment team, responsible for overseeing the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Cole is also Head of North American Equities and a managing director of UBS Global AM, where he has been an investment professional since 1995. He received a B.B.A. and an M.B.A. from the University of Wisconsin.

Thomas Digenan, CFA

Thomas Digenan (UBS) has been a member of the investment management team of RS Large Cap Value VIP Series since 2003.* Mr. Digenan, together with Mr. Hazen, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Digenan has been a North American equity strategist at UBS Global AM since 2001 and is an executive director of UBS Global AM. Prior to joining UBS Global AM in 1993, he was a senior manager in the tax department at KPMG Peat Marwick. Mr. Digenan earned a B.S. at Marquette University and an M.S.T. from DePaul University.

RS Large Cap Value VIP Series	3

RS Large Cap Value VIP Series (continued)

Scott Hazen, CFA

Scott Hazen (UBS) has been a member of the investment management team of RS Large Cap Value VIP Series since 2004.* Mr. Hazen, together with Mr. Digenan, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Hazen has been a North American equity strategist at UBS Global AM since 2004 and is an executive director of UBS Global AM. From 1992 to 2004, Mr. Hazen was a client service and relationship management professional with UBS Global AM. Mr. Hazen earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	During a challenging period for large-cap value shares, the Fund delivered negative performance while also underperforming its benchmark, the Russell 1000® Value Index[3].

➢

The Fund’s strategy of underweighting higher-valuation energy shares hurt performance, as these stocks continued to benefit from soaring oil prices. Additionally, the Fund’s overweighting in the struggling banking industry was also detrimental.

➢	Overall stock selection had a positive impact on the Fund’s relative returns, due in part to gains by individual holdings in the energy and transportation sectors.

Market Overview

Financial markets were volatile in the first half of 2008, as investors reacted to economic uncertainty, elevated inflation, and a broadening credit crisis. The Federal Reserve Board acted aggressively to calm financial markets and restore liquidity, cutting the target federal funds rate by 225 basis points by the end of April. These moves helped spark a modest equity market resurgence in April and May, but this rebound faltered in June as inflation and economic concerns again took center stage. For the six-month period ended June 30, 2008, the S&P 500® Index4 declined 11.91%, while the Dow Jones Industrial Average5 declined 13.38%. Value shares generally underperformed growth stocks during the period, while mid-cap shares outpaced large-cap and small-cap stocks.

Performance

The RS Large Cap Value VIP Series declined 13.97% during the period, underperforming the benchmark Russell 1000® Value Index, which declined 13.57%.

Portfolio Review

The Fund’s allocation strategy reflects the significant mispricings we are seeing within the U.S. equity market. In particular, our evaluation of alpha, dispersion, and other metrics leads us to believe that energy and materials stocks are overvalued while bank shares are underpriced. We positioned the Fund to take advantage of these pricing dislocations—underweighting energy shares while overweighting banking stocks. We maintain conviction in this positioning despite short-term irrational pricing movements that contributed to the Fund’s recent negative performance relative to the benchmark.

Our underweighting in energy was the largest detractor from the Fund’s performance year to date. Oil prices have been volatile and remain near historic highs and

4	RS Large Cap Value VIP Series

well above our normal assumptions. We expect that prices may normalize at lower levels as energy demand adjusts to current costs, non-OPEC supply continues to grow, and major OPEC capacity expansions come online. This could lead to a period of underperformance for energy shares. For this reason we continue to underweight this sector while focusing on oil services names that are benefiting from the industry’s increased infrastructure investment.

In the financials sector, we continued our strategy of underweighting smaller, more regional banks, brokers, and real estate names while emphasizing larger, more diversified global banking franchises trading at what we believe to be attractive valuations. Nonetheless, a number of our financials holdings were caught in an often-indiscriminate sell-off in institutions with any credit exposure. The Fund’s negative contributors in the financials area included Fifth Third Bancorp, Bank of New York Mellon, Hartford Financial Services, and Wells Fargo. Until the market gains more clarity on how individual companies are affected by the subprime mortgage fallout and resulting credit deterioration, we may see more overreactions that depress stock prices. Over time, however, we believe that prices will move to reflect the underlying fundamentals of the companies we own.

Fund performance also suffered from weakness in a number of consumer-related shares, including truck manufacturing and financing company PACCAR, motorcycle manufacturer Harley-Davidson, and yellow pages publisher R.H. Donnelley. Other detractors included pharmaceutical company Merck, home improvement distributor Masco, and diversified industrial conglomerate General Electric.

On a positive note, while the Fund’s underweight allocation to energy shares overall dampened returns, several individual holdings in this area made solid contributions to performance. These included coal producer Peabody Energy as well as energy services providers such as Halliburton and offshore contract drilling company ENSCO.

The Fund also benefited from its investments in several transportation holdings, including railroad company Burlington Northern Santa Fe and value-oriented Southwest Airlines, which proved relatively resilient in a difficult environment for airline stocks. Positive contributors from other sectors included Symantec, a provider of security and storage software and services, and pharmaceutical company Wyeth.

Outlook

In our view the U.S. equity market is currently trading at a significant discount to fair value. At the same time, we continue to see a wide dispersion of expected returns across the stock market. We believe that this combination has created opportunities for our bottom-up, value-oriented investment approach. We continue to monitor the market closely, as we look to capitalize on further discrepancies between prices and intrinsic values.

We thank you for your investment and continued support.

John Leonard	Thomas M. Cole
Co-Portfolio Manager	Co-Portfolio Manager

Thomas Digenan	Scott Hazen
Co-Portfolio Manager	Co-Portfolio Manager

RS Large Cap Value VIP Series	5

RS Large Cap Value VIP Series (continued)

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

6	RS Large Cap Value VIP Series

Total Net Assets: $54,614,345	Data as of June 30, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Chevron Corp.	4.85%
General Electric Co.	4.77%
Wyeth	3.69%
Halliburton Co.	3.59%
Wells Fargo & Co.	3.46%
Citigroup, Inc.	3.11%
Exxon Mobil Corp.	2.95%
Baker Hughes, Inc.	2.85%
Marathon Oil Corp.	2.58%
Johnson & Johnson	2.40%
Total	34.25%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russel 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russel 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

RS Large Cap Value VIP Series	7

RS Large Cap Value VIP Series (continued)

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date	1-Year	3-Year	5-Year	Since Inception
RS Large Cap Value VIP Series	02/03/03	-13.97%	-19.20%	3.14%	8.10%	10.10%
Russell 1000® Value Index[3]		-13.57%	-18.78%	3.53%	8.92%	10.82%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/03/03 in RS Large Cap Value VIP Series and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Large Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.94%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Large Cap Value VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$860.30	$4.30	0.93%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.24	$4.67	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

RS Large Cap Value VIP Series	9

Schedule of Investments – RS Large Cap Value VIP Series

June 30, 2008 (unaudited)	Shares	Value

Common Stocks — 97.2%
Air Freight & Logistics — 2.2%
FedEx Corp.	15,300	$1,205,487

		1,205,487
Airlines — 1.0%
Southwest Airlines Co.	42,100	548,984

		548,984
Auto Components — 3.7%
BorgWarner, Inc.	23,100	1,025,178
Johnson Controls, Inc.	35,400	1,015,272

		2,040,450
Automobiles — 0.8%
Harley-Davidson, Inc.	12,000	435,120

		435,120
Beverages — 0.7%
Constellation Brands, Inc., Class A(1)	20,100	399,186

		399,186
Biotechnology — 0.6%
Cephalon, Inc.(1)	4,700	313,443

		313,443
Building Products — 1.2%
Masco Corp.	39,900	627,627

		627,627
Capital Markets — 3.1%
Bank of New York Mellon Corp.	15,018	568,131
Morgan Stanley	31,400	1,132,598

		1,700,729
Commercial Banks — 6.0%
City National Corp.	5,100	214,557
Fifth Third Bancorp	43,000	437,740
SunTrust Banks, Inc.	20,300	735,266
Wells Fargo & Co.	79,500	1,888,125

		3,275,688
Consumer Finance — 1.0%
Discover Financial Services	43,150	568,286

		568,286
Diversified Financial Services — 6.2%
Bank of America Corp.	20,158	481,171
Citigroup, Inc.	101,500	1,701,140
JPMorgan Chase & Co.	34,400	1,180,264

		3,362,575
Diversified Telecommunication Services — 2.2%
AT&T, Inc.	35,500	1,195,995

		1,195,995
Electric Utilities — 5.4%
American Electric Power, Inc.	27,200	1,094,256
Exelon Corp.	6,600	593,736
Northeast Utilities	27,800	709,734
Pepco Holdings, Inc.	21,700	556,605

		2,954,331

June 30, 2008 (unaudited)	Shares	Value

Energy Equipment & Services — 6.4%
Baker Hughes, Inc.	17,800	$1,554,652
Halliburton Co.	36,900	1,958,283

		3,512,935
Health Care Equipment & Supplies — 0.9%
Covidien Ltd.	10,300	493,267

		493,267
Health Care Providers & Services — 2.1%
Medco Health Solutions, Inc.(1)	24,300	1,146,960

		1,146,960
Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.	25,000	824,000

		824,000
Household Durables — 1.3%
Fortune Brands, Inc.	11,000	686,510

		686,510
Industrial Conglomerates — 4.8%
General Electric Co.	97,600	2,604,944

		2,604,944
Insurance — 6.0%
AFLAC, Inc.	14,200	891,760
MetLife, Inc.	11,700	617,409
Principal Financial Group, Inc.	19,000	797,430
The Hartford Financial Services Group, Inc.	15,300	987,921

		3,294,520
Machinery — 3.8%
Illinois Tool Works, Inc.	26,000	1,235,260
PACCAR, Inc.	19,750	826,142

		2,061,402
Media — 5.8%
Comcast Corp., Class A	62,200	1,179,934
News Corp., Class A	49,200	739,968
Omnicom Group, Inc.	14,700	659,736
The Interpublic Group of Companies, Inc.(1)	68,000	584,800

		3,164,438
Multi-Utilities — 1.9%
NiSource, Inc.	20,700	370,944
Sempra Energy	11,700	660,465

		1,031,409
Oil, Gas & Consumable Fuels — 12.7%
Chevron Corp.	26,700	2,646,771
Exxon Mobil Corp.	18,300	1,612,779
Marathon Oil Corp.	27,200	1,410,864
Peabody Energy Corp.	14,400	1,267,920

		6,938,334
Pharmaceuticals — 8.1%
Johnson & Johnson	20,400	1,312,536
Merck & Co., Inc.	29,300	1,104,317
Wyeth	42,000	2,014,320

		4,431,173

The accompanying notes are an integral part of these financial statements.

10	RS Large Cap Value VIP Series

June 30, 2008 (unaudited)	Shares	Value

Road & Rail — 2.2%
Burlington Northern Santa Fe Corp.	11,800	$1,178,702

		1,178,702
Software — 2.2%
Symantec Corp.(1)	63,100	1,220,985

		1,220,985
Thrifts & Mortgage Finance — 1.1%
Freddie Mac	37,500	615,000

		615,000
Wireless Telecommunication Services — 2.3%
Sprint Nextel Corp.	129,774	1,232,853

		1,232,853

Total Common Stocks (Cost $51,400,804)		53,065,333

	Shares	Value
Exchange – Traded Funds — 1.5%
S&P Depositary Receipts Trust, Series I	6,400	819,072

Total Exchange – Traded Funds (Cost $821,727)		819,072

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(2)	12	476
RS Emerging Growth Fund, Class Y(2)	16	549
RS Emerging Markets Fund, Class A(2)	16	382
RS Equity Dividend Fund, Class Y(2)	7	57
RS Global Natural Resources Fund, Class Y(2)	8	351
RS Growth Fund, Class Y(2)	25	310
RS Investment Quality Bond Fund, Class A(2)	6	57
RS Investors Fund, Class Y(2)	23	220
RS MidCap Opportunities Fund, Class Y(2)	12	144
RS Partners Fund, Class Y(2)	11	316
RS S&P 500 Index Fund, Class A(2)	6	56
RS Smaller Company Growth Fund, Class Y(2)	6	102
RS Technology Fund, Class Y(2)	12	173
RS Value Fund, Class Y(2)	22	564

Total Other Investments (Cost $3,871)		3,757

June 30, 2008 (unaudited)	Principal Amount	Value

Repurchase Agreements — 0.4%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $220,013, due 7/1/2008, collateralized by FNMA, 5.55%, due 7/10/2028, with a value of $228,563	$220,000	$220,000

Total Repurchase Agreements (Cost $220,000)		220,000

Total Investments — 99.1% (Cost $52,446,402)		54,108,162

Other Assets, Net — 0.9%		506,183

Total Net Assets — 100.0%		$54,614,345

(1)	Non-income producing security.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$54,108,162
Level 2 — Significant Other Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$54,108,162

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	11

Financial Information — RS Large Cap Value VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$54,108,162
Cash and cash equivalents	444
Receivable for investments sold	1,305,107
Dividends/interest receivable	85,205
Receivable for fund shares subscribed	18,599
Prepaid expenses	1,465

Total Assets	55,518,982

Liabilities
Payable for investments purchased	822,476
Payable to adviser	36,807
Payable for fund shares redeemed	54
Trustees’ deferred compensation	3,757
Accrued expenses/other liabilities	41,543

Total Liabilities	904,637

Total Net Assets	$54,614,345

Net Assets Consist of:
Paid-in capital	$48,994,473
Accumulated undistributed net investment income	472,867
Accumulated net realized gain from investments	3,485,245
Net unrealized appreciation on investments	1,661,760

Total Net Assets	$54,614,345

Investments, at Cost	$52,446,402

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	5,036,179

Net Asset Value Per Share	$10.84

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$9,484
Dividends	730,113

Total Investment Income	739,597

Expenses
Investment advisory fees	230,125
Shareholder reports	13,601
Custodian fees	12,842
Professional fees	9,219
Administrative service fees	4,545
Trustees’ fees and expenses	1,969
Other expense	2,006

Total Expenses	274,307

Net Investment Income	465,290

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain from investments	2,137,689
Net change in unrealized depreciation on investments	(11,572,642)

Net Loss on Investments	(9,434,953)

Net Decrease in Net Assets Resulting from Operations	$(8,969,663)

The accompanying notes are an integral part of these financial statements.

12	RS Large Cap Value VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$465,290	$917,693
Net realized gain from investments	2,137,689	4,839,716
Net change in unrealized depreciation on investments	(11,572,642)	(5,299,766)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,969,663)	457,643

Distributions to Shareholders
Net investment income	—	(956,695)
Net realized gain on investments	—	(4,521,620)

Total Distributions	—	(5,478,315)

Capital Share Transactions
Proceeds from sales of shares	1,328,695	7,236,010
Reinvestment of distributions	—	5,478,314
Cost of shares redeemed	(2,480,777)	(13,589,810)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,152,082)	(875,486)

Net Decrease in Net Assets	(10,121,745)	(5,896,158)

Net Assets

Beginning of period	64,736,090	70,632,248

End of period	$54,614,345	$64,736,090

Accumulated Undistributed Net Investment Income Included in Net Assets	$472,867	$7,577

Other Information:

Shares
Sold	114,378	507,917
Reinvested	—	436,172
Redeemed	(215,119)	(956,508)

Net Decrease	(100,741)	(12,419)

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	13

Financial Information — RS Large Cap Value VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$12.60	$0.09	$(1.85)	$(1.76)	$—	$—	$—

Year Ended 12/31/07	13.72	0.19	(0.15)	0.04	(0.20)	(0.96)	(1.16)

Year Ended 12/31/06	12.47	0.16	2.07	2.23	(0.15)	(0.83)	(0.98)

Year Ended 12/31/05	13.35	0.19	1.09	1.28	(0.19)	(1.97)	(2.16)

Year Ended 12/31/04	12.82	0.14	1.57	1.71	(0.14)	(1.04)	(1.18)

Period From 02/03/03[4] to 12/31/03[1]	10.00	0.14	3.06	3.20	(0.14)	(0.24)	(0.38)

The accompanying notes are an integral part of these financial statements.

14	RS Large Cap Value VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.84	(13.97)%	$54,614	0.93%	0.93%	1.58%	1.58%	25%

12.60	0.36%	64,736	0.98%	0.98%	1.30%	1.30%	34%

13.72	18.29%	70,632	0.98%	0.99%	1.23%	1.22%	41%

12.47	9.63%	58,104	1.02%	1.02%	1.21%	1.21%	40%

13.35	13.74%	73,895	0.97%	0.97%	1.12%	1.12%	41%

12.82	32.07%	58,493	1.08%	1.08%	1.27%	1.27%	48%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.
[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	15

Notes to Financial Statements — RS Large Cap Value VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Large Cap Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous

16	RS Large Cap Value VIP Series

market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 – quoted prices in active markets for identical investments

➢	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from

RS Large Cap Value VIP Series	17

Notes to Financial Statements — RS Large Cap Value VIP Series (unaudited) (continued)

foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.78%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Agreement with UBS Global Asset Management (Americas), Inc. (“UBS Global AM”). UBS Global AM is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for UBS Global AM’s services, RS Investments pays fees to UBS Global AM at an annual rate of 0.38% of the Fund’s average daily net assets. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.98% of the average daily net assets of the Fund.

b. Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act,

18	RS Large Cap Value VIP Series

receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total	Long-Term Capital Gain Total
$1,509,087	$3,969,228

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$45,566	$1,519,363

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had no such losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $52,805,057. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $8,721,338 and $(7,418,233), respectively, resulting in net unrealized appreciation of $1,303,105.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $14,759,246 and $15,026,114, respectively, for the six months ended June 30, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to,

RS Large Cap Value VIP Series	19

Notes to Financial Statements — RS Large Cap Value VIP Series (unaudited) (continued)

currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order

20	RS Large Cap Value VIP Series

and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

RS Large Cap Value VIP Series	21

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management

* The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

22	RS Large Cap Value VIP Series

capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

RS Large Cap Value VIP Series	23

Supplemental Information — unaudited (continued)

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker- dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS

24	RS Large Cap Value VIP Series

Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Large Cap Value VIP Series	25

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

26	RS Large Cap Value VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Large Cap Value VIP Series	27

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

28	RS Large Cap Value VIP Series

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Partners VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Partners VIP Series

MacKenzie B. Davis, CFA

MacKenzie B. Davis (RS Investments) has been a co-portfolio manager of RS Partners VIP Series since 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history.

David J. Kelley

David J. Kelley (RS Investments) has been a co-portfolio manager of RS Partners VIP Series since 2006. Prior to joining RS Investments as an analyst in the RS Value Group in 2002, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr. (RS Investments) has managed

RS Partners VIP Series since 2006. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Joseph A. Wolf

Joseph A. Wolf (RS Investments) has been a co-portfolio manager of RS Partners VIP Series since 2006. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC.

RS Partners VIP Series	3

RS Partners VIP Series (continued)

The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different portfolio management team than the predecessor fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

The first half of 2008 was challenging for the equity markets, as the repricing of risk triggered a sell-off that spread from the financial services sector to affect stock prices in a wide array of businesses, often with little regard for underlying fundamentals.

➢	Although the RS Partners VIP Series was down during the six-month period, it outperformed its benchmark by 792 basis points.

➢

Relative performance benefited primarily from strong stock selection in the consumer discretionary and financial services sectors. The Fund’s outperformance for the period was mitigated somewhat by the poor contribution from its materials and processing holdings.

Market Overview

The financial markets were extremely volatile during the first half of 2008, as investors reacted to the economic uncertainty associated with an accelerating credit crisis. The Federal Reserve Board acted aggressively to calm financial markets and restore liquidity, cutting the target federal funds rate by 225 basis points through the end of April. These moves helped spark a modest equity market resurgence in April and May, but this rebound faltered in June as inflation and economic concerns again took center stage. For the six-month period ended June 30, 2008, the S&P 500® Index4 dropped by 11.91%, while the Dow Jones Industrial Average5 fell by 13.38%. Value shares generally underperformed growth stocks during the period, with mid-cap shares outpacing both large-cap and small-cap stocks.

Performance

The RS Partners VIP Series declined 1.92% in the six-month period ended June 30, 2008, outperforming the benchmark Russell 2000® Value Index3, which declined 9.84%.

Portfolio Review

The Fund’s outperformance relative to its benchmark was supported by superior stock selection in the consumer discretionary sector, where we found investment opportunities in niche business services companies. In fact, one of the Fund’s best-performing holdings for the period was commercial services company Coinstar, which owns and operates a wide variety of coin-counting and bulk vending machines in retail locations across the United States, Canada, and the United Kingdom.

A number of energy holdings also delivered healthy performances during the period. These included Peabody Energy, the world’s largest private-sector coal producer, and Key Energy Services, the second-largest oil well services provider in the United States.

Upstream aluminum processor Century Aluminum was another positive contributor. In addition to its significant U.S. smelting capacity, Century Aluminum has a growing production presence in Iceland, where it benefits from access to very low-cost geothermal and hydropowered electricity. Other factors that assisted relative performance were an underweight allocation and strong stock selection in the financial services sector and solid stock selection in the technology sector.

In contrast, the Fund’s superior relative performance was mitigated somewhat by a few holdings in the materials and processing sector, including specialty steel manufacturer Allegheny Technologies.

Financial services, the weakest sector for the index, was a strong contributor to the Fund’s relative performance during the period. This was due to the Fund’s underweighting in the sector, relative to the benchmark, and

4	RS Partners VIP Series

to sector holdings that performed better than the index. That said, several of our financial services investments weighed on absolute returns during the period, including MoneyGram International, a global provider of money transfer and electronic payment services.

Outlook

Although our absolute performance during the first half of 2008 was down for the period, we take some solace in the Fund’s relative performance during a very challenging period. We recognize that the market has been undergoing a necessary but painful adjustment to correct excesses resulting from several years of an expanding credit bubble. We believe that this process will create perhaps some of the largest discrepancies between stock prices and business values that have been seen in many years, which could present some promising long-term investment opportunities for the Fund. While we are neither equipped nor inclined to make predictions about the short-term outlook for the U.S. equity market, history has taught us that fundamentals do, in fact, matter over time and that stock prices will ultimately follow returns on invested capital. For this reason we have used the recent volatility to replace more-vulnerable business models from the portfolio with what we believe to be higher-quality franchises. Above all, we remain patient in our efforts to deploy our shareholders’ capital, as we seek out durable, predictable, and structurally advantaged businesses that fit within our process and philosophy.

We thank you for your investment and continued support.

Andrew Pilara Co-Portfolio Manager	MacKenzie Davis Co-Portfolio Manager

David Kelley Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

RS Partners VIP Series	5

RS Partners VIP Series (continued)

Total Net Assets: $20,066,050	Data as of June 30, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Key Energy Services, Inc.	5.71%
Peabody Energy Corp.	5.18%
Scientific Games Corp.	4.86%
Century Aluminum Co.	3.96%
Allegheny Technologies, Inc.	3.89%
ACI Worldwide, Inc.	3.69%
The Cooper Cos., Inc.	3.68%
Corinthian Colleges, Inc.	3.62%
Liberty Global, Inc.	3.45%
Lions Gate Entertainment Corp.	3.37%
Total	41.41%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Value Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	RS Partners VIP Series

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date	1-Year	3-Year	5-Year	Since Inception
RS Partners VIP Series	02/03/03	-1.92%	-13.37%	3.34%	8.86%	10.99%
Russell 2000® Value Index[3]		-9.84%	-21.63%	1.39%	10.02%	13.03%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/03/03 in RS Partners VIP Series and the Russell 2000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC. The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different portfolio management team than the predecessor fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.50%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Partners VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expenses Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$980.80	$6.70	1.36%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.82	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	RS Partners VIP Series

Schedule of Investments – RS Partners VIP Series

June 30, 2008 (unaudited)	Shares	Value

Common Stocks — 91.9%
Aluminum — 4.0%
Century Aluminum Co.(1)	11,960	$795,220

		795,220
Auto Parts – After Market — 1.0%
Commercial Vehicle Group, Inc.(1)	21,800	203,830

		203,830
Banks – Outside New York City — 2.1%
Hancock Holding Co.	10,900	428,261

		428,261
Cable Television Services — 3.4%
Liberty Global, Inc., Class A(1)	3,600	113,148
Liberty Global, Inc., Series C(1)	19,100	579,876

		693,024
Casinos & Gambling — 4.9%
Scientific Games Corp., Class A(1)	32,937	975,594

		975,594
Coal — 5.2%
Peabody Energy Corp.	11,800	1,038,990

		1,038,990
Computer Services, Software & Systems — 3.7%
ACI Worldwide, Inc.(1)	42,094	740,433

		740,433
Diversified Financial Services — 1.7%
Euronet Worldwide, Inc.(1)	19,647	332,034

		332,034
Education Services — 4.1%
Career Education Corp.(1)	6,300	92,043
Corinthian Colleges, Inc.(1)	62,600	726,786

		818,829
Electronics – Medical Systems — 2.6%
Advanced Medical Optics, Inc.(1)	28,100	526,594

		526,594
Electronics – Semi-Conductors/Components — 1.5%
Atmel Corp.(1)	85,000	295,800

		295,800
Entertainment — 6.3%
Lions Gate Entertainment Corp.(1)	65,300	676,508
Live Nation, Inc.(1)	54,827	580,070

		1,256,578
Financial Miscellaneous — 0.5%
First American Corp.	1,556	41,078
MoneyGram International, Inc.	67,700	61,066

		102,144
Financial Data Processing Services & Systems — 1.7%
Jack Henry & Associates, Inc.	16,236	351,347

		351,347
Foods — 1.9%
NBTY, Inc.(1)	11,612	372,281

		372,281
Health Care Management Services — 0.9%
Allscripts Healthcare Solutions, Inc.(1)	14,176	175,924

		175,924

June 30, 2008 (unaudited)	Shares	Value

Insurance – Multi-Line — 1.1%
Hanover Insurance Group, Inc.	5,400	$229,500

		229,500
Insurance – Property–Casualty — 3.3%
Employers Holdings, Inc.	32,110	664,677

		664,677
Machinery – Oil Well Equipment & Services — 5.7%
Key Energy Services, Inc.(1)	59,000	1,145,780

		1,145,780
Medical & Dental Instruments & Supplies — 3.7%
The Cooper Cos., Inc.	19,900	739,285

		739,285
Medical Services — 2.8%
Magellan Health Services, Inc.(1)	15,400	570,262

		570,262
Metal Fabricating — 1.2%
The Timken Co.	7,039	231,865

		231,865
Metals & Minerals Miscellaneous — 2.1%
A.M. Castle & Co.	14,560	416,562

		416,562
Oil – Crude Producers — 0.6%
Berry Petroleum Co., Class A	2,200	129,536

		129,536
Real Estate — 3.0%
Meruelo Maddux Properties, Inc.(1)	47,940	104,509
MI Developments, Inc., Class A	22,500	506,025

		610,534
Real Estate Investment Trusts — 3.0%
BioMed Realty Trust, Inc.	13,600	333,608
CapLease, Inc.	15,110	113,174
DuPont Fabros Technology, Inc.	7,860	146,510

		593,292
Rental & Leasing Services – Consumer — 2.4%
Aaron Rents, Inc.	21,922	489,518

		489,518
Restaurants — 1.4%
Triarc Cos., Inc., Class B	43,398	274,709

		274,709
Services – Commercial — 4.3%
Coinstar, Inc.(1)	19,511	638,205
Copart, Inc.(1)	5,374	230,115

		868,320
Shoes — 2.2%
Iconix Brand Group, Inc.(1)	36,522	441,186

		441,186
Steel — 3.9%
Allegheny Technologies, Inc.	13,161	780,184

		780,184

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	9

Schedule of Investments – RS Partners VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Textiles Apparel Manufacturers — 2.7%
Carter’s, Inc.(1)	39,306	$543,209

		543,209
Utilities – Electrical — 3.0%
NorthWestern Corp.	23,400	594,828

		594,828

Total Common Stocks (Cost $19,777,473)		18,430,130

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(2)	4	154
RS Emerging Growth Fund, Class Y(2)	5	178
RS Emerging Markets Fund, Class A(2)	5	123
RS Equity Dividend Fund, Class Y(2)	2	19
RS Global Natural Resources Fund, Class Y(2)	3	113
RS Growth Fund, Class Y(2)	8	98
RS Investment Quality Bond Fund, Class A(2)	2	19
RS Investors Fund, Class Y(2)	7	70
RS MidCap Opportunities Fund, Class Y(2)	4	45
RS Partners Fund, Class Y(2)	3	102
RS S&P 500 Index Fund, Class A(2)	2	19
RS Smaller Company Growth Fund, Class Y(2)	2	34
RS Technology Fund, Class Y(2)	4	55
RS Value Fund, Class Y(2)	7	182

Total Other Investments (Cost $1,246)		1,211

	Shares	Value
Short-Term Investments — 9.5%
State Street Institutional Liquid Reserves(3)	1,912,804	1,912,804

Total Short-Term Investments (Cost $1,912,804)		1,912,804

Total Investments — 101.4% (Cost $21,691,523)		20,344,145

Other Liabilities, Net — (1.4)%		(278,095)

Total Net Assets — 100.0%		$20,066,050

(1)	Non-income producing security.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(3)	Money Market Fund registered under the Investment Company Act of 1940.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$20,344,145
Level 2 — Significant Other Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$20,344,145

The accompanying notes are an integral part of these financial statements.

10	RS Partners VIP Series

Financial Information – RS Partners VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$20,344,145
Foreign currency, at value	195
Receivable for investments sold	18,913
Dividends/interest receivable	14,438
Receivable for fund shares subscribed	917
Prepaid expenses	481

Total Assets	20,379,089

Liabilities
Payable for investments purchased	233,620
Payable for fund shares redeemed	23,617
Payable to adviser	17,283
Accrued shareholder reports expense	15,707
Trustees’ deferred compensation	1,211
Accrued expenses/other liabilities	21,601

Total Liabilities	313,039

Total Net Assets	$20,066,050

Net Assets Consist of:
Paid-in capital	$20,431,675
Accumulated undistributed net investment loss	(41,449)
Accumulated net realized gain from investments	1,023,200
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(1,347,376)

Total Net Assets	$20,066,050

Investments, at Cost	$21,691,523

Foreign Currency, at Cost	$193

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	1,868,512

Net Asset Value Per Share	$10.74

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$30,866
Dividends	65,617
Withholding taxes on foreign dividends	(1,076)

Total Investment Income	95,407

Expenses
Investment advisory fees	99,751
Custodian fees	22,294
Shareholder reports	8,104
Professional fees	4,815
Administrative service fees	1,469
Trustees’ fees and expenses	636
Insurance expense	378
Other expense	245

Total Expenses	137,692
Less: Fee waiver by distributor	(2,030)

Total Expenses, Net	135,662

Net Investment Loss	(40,255)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain from investments	691,594
Net change in unrealized depreciation on investments	(1,083,523)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(7)

Net Loss on Investments and Foreign Currency Transactions	(391,936)

Net Decrease in Net Assets Resulting from Operations	$(432,191)

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	11

Financial Information – RS Partners VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment loss	$(40,255)	$(29,604)
Net realized gain from investments and foreign currency transactions	691,594	1,046,959
Net change in unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(1,083,530)	(1,427,864)

Net Decrease in Net Assets Resulting from Operations	(432,191)	(410,509)

Distributions to Shareholders
Net investment income	—	—
Net realized gain on investments	—	(943,956)

Total Distributions	—	(943,956)

Capital Share Transactions
Proceeds from sales of shares	2,472,418	3,465,047
Reinvestment of distributions	—	943,956
Cost of shares redeemed	(2,790,253)	(4,576,269)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(317,835)	(167,266)

Net Decrease in Net Assets	(750,026)	(1,521,731)

Net Assets

Beginning of period	20,816,076	22,337,807

End of period	$20,066,050	$20,816,076

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(41,449)	$(1,194)

Other Information:

Shares
Sold	236,081	285,012
Reinvested	—	86,920
Redeemed	(268,291)	(379,172)

Net Decrease	(32,210)	(7,240)

The accompanying notes are an integral part of these financial statements.

12	RS Partners VIP Series

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RS Partners VIP Series	13

Financial Information — RS Partners VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$10.95	$(0.02)	$(0.19)	$(0.21)	$—	$—	$—

Year Ended 12/31/07	11.71	(0.02)	(0.22)	(0.24)	—	(0.52)	(0.52)

Year Ended 12/31/06	13.01	0.04	1.15	1.19	(0.03)	(2.46)	(2.49)

Year Ended 12/31/05	13.97	0.02	0.57	0.59	(0.02)	(1.53)	(1.55)

Year Ended 12/31/04	12.94	0.04	2.32	2.36	(0.04)	(1.29)	(1.33)

Period From 02/03/03[4] to 12/31/03[1]	10.00	0.04	3.50	3.54	(0.04)	(0.56)	(0.60)

The accompanying notes are an integral part of these financial statements.

14	RS Partners VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.74	(1.92)%	$20,066	1.36%	1.38%	(0.40)%	(0.42)%	43%

10.95	(2.03)%	20,816	1.36%	1.50%	(0.13)%	(0.27)%	73%

11.71	9.35%	22,338	1.36%	1.43%	0.28%	0.21%	172%

13.01	4.22%	24,403	1.41%	1.41%	0.10%	0.10%	97%

13.97	18.52%	25,310	1.36%	1.36%	0.33%	0.33%	71%

12.94	35.39%	16,884	1.68%	1.68%	0.42%	0.42%	75%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	15

Notes to Financial Statements — RS Partners VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Partners VIP Series (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or

16	RS Partners VIP Series

most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — quoted prices in active markets for identical investments

➢	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date except certain cash dividends from foreign securities,

RS Partners VIP Series	17

Notes to Financial Statements — RS Partners VIP Series (unaudited) (continued)

which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.36% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount

18	RS Partners VIP Series

of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total	Long-Term Capital Gain Total
$846,902	$97,054

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$152,808	$271,994

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had no such losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $21,908,039. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $1,523,694 and $(3,087,588), respectively, resulting in net unrealized depreciation of $(1,563,894).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $7,973,521 and $7,578,815, respectively, for the six months ended June 30, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies

RS Partners VIP Series	19

Notes to Financial Statements — RS Partners VIP Series (unaudited) (continued)

may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to- market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among

20	RS Partners VIP Series

other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

RS Partners VIP Series	21

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13—14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

22	RS Partners VIP Series

Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advi-

RS Partners VIP Series	23

Supplemental Information — unaudited (continued)

sory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

24	RS Partners VIP Series

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

RS Partners VIP Series	25

Supplemental Information — unaudited (continued)

This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26	RS Partners VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Partners VIP Series	27

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

28	RS Partners VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

RS Partners VIP Series	29

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Asset Allocation VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Asset Allocation VIP Series

Jonathan C. Jankus, CFA

Jonathan C. Jankus (GIS) has been a co-portfolio manager of RS Asset Allocation VIP Series since 1999.* Mr. Jankus joined Guardian Life in 1995, and has been a managing director at Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University.

Stewart M. Johnson

Stewart M. Johnson (GIS) has been a co-portfolio manager of RS Asset Allocation VIP Series since 2004.* Mr. Johnson has been a senior director at Guardian Life since January 2002. Mr. Johnson was second vice president of investment information systems at Guardian Life from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

The RS Asset Allocation VIP Series model continues to indicate long-term value in equities versus the alternative, fixed income. The Fund’s full allocation to stocks detracted from performance during the period.

➢	Markets continue to be dominated by credit concerns and rising oil prices

Market Overview

Financial markets around the globe were broadly lower during the second quarter and continued to be plagued by concerns over the deteriorating credit quality of financial institutions and the inflationary implications of increasing oil prices. The broad domestic stock market, as measured by the S&P 500® Index,2 declined 2.73% in the second quarter. This was the third consecutive quarter of negative returns for the index, which appeared to be on its way to recovery until June during which it declined 8.43%. Domestic bonds, as measured by the Lehman Brothers Aggregate Bond Index,3 declined 1.02%

For the six months ending June 30, 2008, the S&P 500® Index declined 11.91% and the bond market returned a paltry 1.13% in the face of a Federal Reserve which has eased aggressively, cutting the federal funds rate from 4.25% to 2.00%. It remains to be seen whether any further easing is possible as current-year inflation forecasts top 4% according to the latest Bloomberg surveys of economists.

Performance

The RS Asset Allocation VIP Series declined 12.11% during the first half of 2008 while its benchmark (a mix of 60% S&P 500® Index/40% Lehman Brothers Aggregate Bond Index rebalanced monthly) declined 6.71%.

RS Asset Allocation VIP Series	3

RS Asset Allocation VIP Series (continued)

Portfolio Review

The Fund’s managers do not engage in active stock or sector selection. Rather, the Fund generally invests in other funds of RS Investment Trust. The equity or stock portion of the portfolio is usually invested in RS S&P 500 Index VIP Series, which seeks to replicate the returns of the S&P 500® Index.

The Fund’s active decisions focus upon the extent to which it deviates from a neutral position represented by 60% stocks, 40% bonds and no cash. The Fund makes this decision using a quantitative model which attempts to assess the relative value of the alternative markets. Our decision to own stocks in preference to fixed income alternatives has dominated recent investment performance.

Outlook

While credit concerns continue to dominate investor psychology, we think most signs indicate continuing modest economic growth, which hopefully will continue to sustain corporate profits. Crude oil prices have seen levels near or above $130 per barrel; and, according to Bloomberg surveys of economists, consumer prices are expected to rise by 4.1% in 2008, and by 2.7% in 2009. In spite of this, yields on two-year treasury bonds stand below 2.4%, implying negative real (i.e., after inflation) interest rates.

This dramatically low level of yields on bonds (and cash) is precisely what has us favoring equities at this time. We do not look at stocks in isolation, but rather in comparison to the investment alternatives. From that perspective, the quantitative model continues to point to long-term value in equities.

We thank you for your continued support.

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4	RS Asset Allocation VIP Series

Total Net Assets: $41,817,141	Data as of June 30, 2008

Portfolio Composition by Asset Class[1]

1	The investment allocation in the pie chart reflects the true economic impact of the portfolio composition, rather than its accounting treatment, which is shown in the Fund’s Schedule of Investments. Cash includes short-term investments and net other assets and liabilities.

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
RS Asset Allocation VIP Series	09/15/99	-12.11%	-12.74%	3.25%	6.69%	2.64%
Custom Index: 60% S&P 500® Index[2], 40%		-6.71%	-5.25%	4.43%	6.22%	3.51%
Lehman Brothers Aggregate Bond Index[3]
S&P 500® Index[2]		-11.91%	-13.12%	4.40%	7.58%	1.34%
Lehman Brothers Aggregate Bond Index[3]		1.13%	7.12%	4.08%	3.86%	6.09%

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.93%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Asset Allocation VIP Series	5

RS Asset Allocation VIP Series (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 09/15/99 in RS Asset Allocation VIP Series, the Lehman Brothers Aggregate Bond Index, the S&P 500® Index, and a Custom Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.93%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS Asset Allocation VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$878.90	$1.33	0.28%
Based on Hypothetical Return (5% return Before Expenses)	$1,000.00	$1,023.45	$1.43	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

RS Asset Allocation VIP Series	7

Schedule of Investments – RS Asset Allocation VIP Series

June 30, 2008 (unaudited)	Shares	Value
Mutual Funds — 90.8%
Funds — 90.8%
RS S&P 500 Index VIP Series(1)(2)	4,026,068	$37,965,817

Total Mutual Funds (Cost $37,071,257)		37,965,817

	Principal Amount	Value
U.S. Government Securities — 1.4%
U.S. Treasury Bills — 1.4%
United States Treasury Bill 1.838% due 8/21/2008(3)	$425,000	423,893
1.87% due 8/28/2008(3)	165,000	164,503

Total U.S. Government Securities (Cost $588,396)		588,396

	Shares	Value
Other Investments — For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(4)	9	352
RS Emerging Growth Fund, Class Y(4)	12	409
RS Emerging Markets Fund, Class A(4)	11	282
RS Equity Dividend Fund, Class Y(4)	5	43
RS Global Natural Resources Fund, Class Y(4)	6	249
RS Growth Fund, Class Y(4)	18	225
RS Investment Quality Bond Fund, Class A(4)	4	44
RS Investors Fund, Class Y(4)	17	159
RS MidCap Opportunities Fund, Class Y(4)	8	103
RS Partners Fund, Class Y(4)	8	235
RS S&P 500 Index Fund, Class A(4)	5	42
RS Smaller Company Growth Fund, Class Y(4)	5	78
RS Technology Fund, Class Y(4)	9	127
RS Value Fund, Class Y(4)	16	417

Total Other Investments (Cost $2,845)		2,765

	Principal Amount	Value
Repurchase Agreements — 7.9%
Lehman Brothers Repurchase Agreement, 1.90% dated 6/30/2008, maturity value of $1,800,095 due 7/1/2008, collateralized by FHGN, 2.65%, due 11/19/2009, with a value of $1,836,000	$1,800,000	1,800,000

June 30, 2008 (unaudited)	Principal Amount	Value
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $1,520,089, due 7/1/2008, collateralized by FHLMC, 5.50%, due 8/23/2017, with a value of $1,551,569	$1,520,000	$1,520,000

Total Repurchase Agreements (Cost $3,320,000)		3,320,000

Total Investments — 100.1% (Cost $40,982,498)		41,876,978

Other Liabilities, Net — (0.1)%		(59,837)

Total Net Assets — 100.0%		$41,817,141

(1)	Affiliated issuer. See 2c in Notes to Financial Statements.
(2)	The RS S&P 500 Index VIP Series schedule of investments is included herein.
(3)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 INDEX	11	9/2008	$3,523	$(232,568)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$41,876,978	$(232,568)
Level 2 — Significant Other Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$41,876,978	$(232,568)

*	Other financial instruments include futures, forwards and swap contracts.

The accompanying notes are an integral part of these financial statements.

8	RS Asset Allocation VIP Series

Financial Information — RS Asset Allocation VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$3,911,161
Investments in affiliated issuer, at value	37,965,817
Cash and cash equivalents	577
Receivable for fund shares subscribed	7,021
Receivable for variation margin	3,020
Interest receivable	184
Prepaid expenses	1,099

Total Assets	41,888,879

Liabilities
Payable for fund shares redeemed	12,884
Payable to adviser	2,448
Trustees’ deferred compensation	2,765
Payable for investments purchased	570
Accrued expenses/other liabilities	53,071

Total Liabilities	71,738

Total Net Assets	$41,817,141

Net Assets Consist of:
Paid-in capital	$44,309,407
Accumulated undistributed net investment income	58,631
Accumulated net realized loss from investments and futures contracts	(3,212,809)
Net unrealized appreciation on investments and futures contracts	661,912

Total Net Assets	$41,817,141

Investments, at Cost, includes $37,071,257 of Investments in Affiliated Issuer	$40,982,498

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	4,465,610

Net Asset Value Per Share	$9.36

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$123,821

Total Investment Income	123,821

Expenses
Investment advisory fees	112,580
Shareholder reports	12,539
Custodian fees	14,198
Professional fees	7,554
Administrative service fees	3,449
Trustees’ fees and expenses	1,532
Insurance expense	848
Other expense	751

Total Expenses	153,451
Less: Fee waiver by adviser	(89,309)

Total Expenses, Net	64,142

Net Investment Income	59,679

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Futures Contracts
Net realized loss from investments	(17)
Net realized loss from futures contracts	(1,247,887)
Net change in unrealized depreciation on investments in affiliated issuer	(4,826,270)
Net change in unrealized appreciation on investments	24
Net change in unrealized appreciation on futures contracts	80,300

Net Loss on Investments and Futures Contracts	(5,993,850)

Net Decrease in Net Assets Resulting from Operations	$(5,934,171)

The accompanying notes are an integral part of these financial statements.

RS Asset Allocation VIP Series	9

Financial Information — RS Asset Allocation VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$59,679	$1,138,927
Net realized gain/(loss) from investments and future contracts	(1,247,904)	587,351
Net change in unrealized appreciation/(depreciation) on investments and future contracts	(4,745,946)	907,645

Net Increase/(Decrease) in Net Assets Resulting from Operations	(5,934,171)	2,633,923

Distributions to Shareholders
Net investment income	—	(1,152,659)

Total Distributions	—	(1,152,659)

Capital Share Transactions
Proceeds from sales of shares	1,006,501	3,709,484
Reinvestment of distributions	—	1,152,659
Cost of shares redeemed	(3,186,648)	(6,370,185)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,180,147)	(1,508,042)

Net Decrease in Net Assets	(8,114,318)	(26,778)

Net Assets

Beginning of period	49,931,459	49,958,237

End of period	$41,817,141	$49,931,459

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(1,048)

Accumulated Undistributed Net Investment Income Included in Net Assets	$58,631	$—

Other Information:

Shares
Sold	101,776	345,570
Reinvested	—	108,741
Redeemed	(323,903)	(589,909)

Net Decrease	(222,127)	(135,598)

The accompanying notes are an integral part of these financial statements.

10	RS Asset Allocation VIP Series

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RS Asset Allocation VIP Series	11

Financial Information — RS Asset Allocation VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$10.65	$0.01	$(1.30)	$(1.29)	$—	$—	$—

Year Ended 12/31/07	10.36	0.24	0.30	0.54	(0.25)	—	(0.25)

Year Ended 12/31/06	9.49	0.23	1.01	1.24	(0.37)	—	(0.37)

Year Ended 12/31/05	9.16	0.19	0.21	0.40	(0.07)	—	(0.07)

Year Ended 12/31/04	8.40	0.13	0.74	0.87	(0.11)	—	(0.11)

Year Ended 12/31/03	6.78	0.10	1.76	1.86	(0.24)	—	(0.24)

The accompanying notes are an integral part of these financial statements.

12	RS Asset Allocation VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.36	(12.11)%	$41,817	0.28%[4]	0.68%	0.27%	(0.13)%	0%

10.65	5.23%	49,931	0.34%[4]	0.72%	2.23%	1.85%	0%

10.36	13.37%	49,958	0.31%[4]	0.68%[5]	2.32%	1.95%	0%

9.49	4.36%	46,289	0.38%[4]	0.51%[5]	1.75%	1.62%	2%

9.16	10.31%	55,927	0.31%[4]	0.53%[5]	1.52%	1.30%	0%

8.40	27.70%	48,980	0.29%[4]	0.54%[5]	1.51%	1.26%	0%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[4]	Amounts do not include expenses of the underlying fund.
[5]	Amounts include expenses of the underlying fund, except for investment advisory and distribution fees.

The accompanying notes are an integral part of these financial statements.

RS Asset Allocation VIP Series	13

Notes to Financial Statements — RS Asset Allocation VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Asset Allocation VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.   Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short- term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of

14	RS Asset Allocation VIP Series

observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 – quoted prices in active markets for identical investments

➢	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are

RS Asset Allocation VIP Series	15

Notes to Financial Statements — RS Asset Allocation VIP Series (unaudited) (continued)

received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

f.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has agreed to waive the advisory fee with respect to the portion of the Fund’s assets that are invested in other funds managed by RS Investments.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day

16	RS Asset Allocation VIP Series

investment advisory services to the Fund, subject to the

supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.68% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Affiliated Issuers

If the Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Fund’s transactions in the securities of affiliated issuers for the six months ended June 30, 2008 is listed below:

Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value
RS S&P 500 Index VIP Series	3,552,016	474,052	—	4,026,068	$—	$37,965,817

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total
$1,152,659

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

RS Asset Allocation VIP Series	17

Notes to Financial Statements — RS Asset Allocation VIP Series (unaudited) (continued)

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Undistributed Ordinary Income
$1,685

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007, were as follows:

Expiring	Amount
2010	$2,277,779

During the year ended December 31, 2007, the Fund utilized capital loss carryovers of $269,893.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had no such losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $40,982,541. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $894,568 and $(131), respectively, resulting in net unrealized appreciation of $894,437.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $4,750,000 and $0 respectively, for the six months ended June 30, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

d.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable on a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, the Fund segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them.

Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

e.  Dollar Rolls

The Fund may enter into dollar rolls (principally using TBAs) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an

18	RS Asset Allocation VIP Series

agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order

RS Asset Allocation VIP Series	19

Notes to Financial Statements — RS Asset Allocation VIP Series (unaudited) (continued)

and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

20	RS Asset Allocation VIP Series

Financial Information for RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series currently invests in RS S&P 500 Index VIP Series; therefore, the financial statements for RS S&P 500 Index VIP Series are included on the following pages.

RS Asset Allocation VIP Series	21

Schedule of Investments – RS S&P 500 Index VIP Series

June 30, 2008 (unaudited)	Shares	Value

Common Stocks — 98.2%
Aerospace & Defense — 2.6%
General Dynamics Corp.	8,896	$749,043
Goodrich Corp.	2,574	122,162
Honeywell International, Inc.	16,604	834,849
L-3 Communications Holdings, Inc.	2,900	263,523
Lockheed Martin Corp.	7,403	730,380
Northrop Grumman Corp.	7,230	483,687
Precision Castparts Corp.	2,900	279,473
Raytheon Co.	9,152	515,075
Rockwell Collins, Inc.	3,536	169,587
The Boeing Co.	17,141	1,126,506
United Technologies Corp.	21,200	1,308,040

		6,582,325
Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	3,400	186,456
Expeditors International of Washington, Inc.	4,400	189,200
FedEx Corp.	6,694	527,420
United Parcel Service, Inc., Class B	22,759	1,398,996

		2,302,072
Airlines — 0.1%
Southwest Airlines Co.	18,199	237,315

		237,315
Auto Components — 0.2%
Johnson Controls, Inc.	12,264	351,732
The Goodyear Tire & Rubber Co.(1)	4,322	77,061

		428,793
Automobiles — 0.2%
Ford Motor Co.(1)	48,544	233,497
General Motors Corp.	12,434	142,991
Harley-Davidson, Inc.	5,221	189,313

		565,801
Beverages — 2.5%
Anheuser-Busch Cos., Inc.	15,462	960,499
Brown-Forman Corp., Class B	2,046	154,616
Coca-Cola Enterprises, Inc.	8,124	140,545
Constellation Brands, Inc., Class A(1)	3,500	69,510
Molson Coors Brewing Co., Class B	3,682	200,043
Pepsi Bottling Group, Inc.	4,264	119,051
PepsiCo, Inc.	35,271	2,242,883
The Coca-Cola Co.	43,664	2,269,655

		6,156,802
Biotechnology — 1.4%
Amgen, Inc.(1)	23,617	1,113,778
Biogen Idec, Inc.(1)	6,454	360,714
Celgene Corp.(1)	9,900	632,313
Genzyme Corp.(1)	5,705	410,874
Gilead Sciences, Inc.(1)	20,700	1,096,065

		3,613,744
Building Products — 0.1%
Masco Corp.	7,420	116,717

		116,717

June 30, 2008 (unaudited)	Shares	Value

Capital Markets — 2.3%
American Capital Strategies Ltd.	3,700	$87,949
Ameriprise Financial, Inc.	4,567	185,740
E*TRADE Financial Corp.(1)	10,100	31,714
Federated Investors, Inc., Class B	1,739	59,856
Franklin Resources, Inc.	3,387	310,419
Janus Capital Group, Inc.	4,326	114,509
Legg Mason, Inc.	2,800	121,996
Lehman Brothers Holdings, Inc.	11,348	224,804
Merrill Lynch & Co., Inc.	20,964	664,768
Morgan Stanley	23,983	865,067
Northern Trust Corp.	3,863	264,886
State Street Corp.	9,370	599,586
T. Rowe Price Group, Inc.	5,516	311,488
The Charles Schwab Corp.	22,577	463,732
The Goldman Sachs Group, Inc.	8,702	1,521,980

		5,828,494
Chemicals — 2.1%
Air Products & Chemicals, Inc.	4,469	441,805
Ashland, Inc.	1,031	49,694
E.I. du Pont de Nemours & Co.	20,005	858,015
Eastman Chemical Co.	1,856	127,804
Ecolab, Inc.	4,704	202,225
Hercules, Inc.	1,633	27,647
International Flavors & Fragrances, Inc.	1,417	55,348
Monsanto Co.	12,214	1,544,338
PPG Industries, Inc.	3,795	217,719
Praxair, Inc.	6,983	658,078
Rohm and Haas Co.	3,888	180,559
Sigma-Aldrich Corp.	2,702	145,530
The Dow Chemical Co.	20,842	727,594

		5,236,356
Commercial Banks — 2.5%
Bank of New York Mellon Corp.	25,707	972,496
BB&T Corp.	11,734	267,183
Comerica, Inc.	3,064	78,530
Fifth Third Bancorp	11,754	119,656
First Horizon National Corp.	2,992	22,231
Huntington Bancshares, Inc.	7,298	42,109
KeyCorp	8,042	88,301
M&T Bank Corp.	1,600	112,864
Marshall & Ilsley Corp.	6,396	98,051
National City Corp.	17,747	84,653
PNC Financial Services Group, Inc.	7,205	411,406
Regions Financial Corp.	15,127	165,036
SunTrust Banks, Inc.	7,523	272,483
U.S. Bancorp	37,797	1,054,158
Wachovia Corp.	46,113	716,135
Wells Fargo & Co.	72,910	1,731,612
Zions Bancorporation	2,472	77,843

		6,314,747
Commercial Services & Supplies — 0.5%
Allied Waste Industries, Inc.(1)	8,813	111,220
Avery Dennison Corp.	2,079	91,330
Cintas Corp.	3,041	80,617
Equifax, Inc.	2,150	72,283
Monster Worldwide, Inc.(1)	2,470	50,907
Pitney Bowes, Inc.	4,665	159,076

The accompanying notes are an integral part of these financial statements.

22	RS S&P 500 Index VIP Series

June 30, 2008 (unaudited)	Shares	Value

Commercial Services & Supplies (continued)
R.R. Donnelley & Sons Co.	4,695	$139,395
Robert Half International, Inc.	2,619	62,777
Waste Management, Inc.	11,422	430,724

		1,198,329
Communications Equipment — 2.5%
Ciena Corp.(1)	2,154	49,908
Cisco Systems, Inc.(1)	131,363	3,055,503
Corning, Inc.	34,563	796,677
JDS Uniphase Corp.(1)	3,432	38,988
Juniper Networks, Inc.(1)	11,000	243,980
Motorola, Inc.	48,205	353,825
QUALCOMM, Inc.	35,768	1,587,026
Tellabs, Inc.(1)	8,953	41,632

		6,167,539
Computers & Peripherals — 4.6%
Apple, Inc.(1)	19,333	3,237,118
Dell, Inc.(1)	45,043	985,541
EMC Corp.(1)	45,971	675,314
Hewlett-Packard Co.	54,601	2,413,910
International Business Machines Corp.	30,222	3,582,214
Lexmark International Group, Inc., Class A(1)	2,204	73,680
NetApp, Inc.(1)	6,733	145,837
QLogic Corp.(1)	2,794	40,764
SanDisk Corp.(1)	4,800	89,760
Sun Microsystems, Inc.(1)	17,058	185,591
Teradata Corp.(1)	2,932	67,846

		11,497,575
Construction & Engineering — 0.2%
Fluor Corp.	1,906	354,668
Jacobs Engineering Group, Inc.(1)	2,700	217,890

		572,558
Construction Materials — 0.1%
Vulcan Materials Co.	2,518	150,526

		150,526
Consumer Finance — 0.7%
American Express Co.	25,937	977,047
Capital One Financial Corp.	8,040	305,600
Discover Financial Services	10,191	134,216
SLM Corp.(1)	10,286	199,034

		1,615,897
Containers & Packaging — 0.1%
Ball Corp.	1,698	81,063
Bemis Co., Inc.	2,984	66,901
Pactiv Corp.(1)	2,370	50,315
Sealed Air Corp.	3,810	72,428

		270,707
Distributors — 0.1%
Genuine Parts Co.	3,613	143,364

		143,364
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A(1)	2,958	130,921
H & R Block, Inc.	6,318	135,205

		266,126

June 30, 2008 (unaudited)	Shares	Value

Diversified Financial Services — 3.2%
Bank of America Corp.	97,581	$2,329,259
CIT Group, Inc.	5,900	40,179
Citigroup, Inc.	115,238	1,931,389
CME Group, Inc.	1,200	459,828
IntercontinentalExchange, Inc.(1)	1,500	171,000
JPMorgan Chase & Co.	75,311	2,583,920
Leucadia National Corp.	3,500	164,290
Moody’s Corp.	4,648	160,077
NYSE Euronext	5,600	283,696

		8,123,638
Diversified Telecommunication Services — 2.9%
AT&T, Inc.	132,388	4,460,152
CenturyTel, Inc.	2,122	75,522
Citizens Communications Co.	9,221	104,566
Embarq Corp.	3,840	181,517
Qwest Communications International, Inc.	32,677	128,421
Verizon Communications, Inc.	63,236	2,238,554
Windstream Corp.	10,529	129,928

		7,318,660
Electric Utilities — 3.0%
Allegheny Energy, Inc.	3,880	194,427
Ameren Corp.	4,315	182,222
American Electric Power, Inc.	7,774	312,748
CenterPoint Energy, Inc.	7,948	127,565
CMS Energy Corp.	7,452	111,035
Consolidated Edison, Inc.	5,764	225,315
Dominion Resources, Inc.	13,314	632,282
DTE Energy Co.	4,105	174,216
Duke Energy Corp.	26,302	457,129
Edison International	7,073	363,411
Entergy Corp.	4,652	560,473
Exelon Corp.	14,956	1,345,442
FirstEnergy Corp.	7,451	613,441
FPL Group, Inc.	9,212	604,123
Pepco Holdings, Inc.	4,100	105,165
Pinnacle West Capital Corp.	1,550	47,693
PPL Corp.	8,216	429,450
Progress Energy, Inc.	5,078	212,413
Southern Co.	16,284	568,637
TECO Energy, Inc.	4,988	107,192
Xcel Energy, Inc.	9,253	185,708

		7,560,087
Electrical Equipment — 0.5%
Cooper Industries Ltd., Class A	4,188	165,426
Emerson Electric Co.	16,890	835,210
Rockwell Automation, Inc.	3,531	154,411

		1,155,047
Electronic Equipment & Instruments — 0.4%
Agilent Technologies, Inc.(1)	9,869	350,744
Jabil Circuit, Inc.	3,956	64,918
Molex, Inc.	2,894	70,643
Tyco Electronics Ltd.	10,994	393,805

		880,110

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	23

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Energy Equipment & Services — 3.6%
Baker Hughes, Inc.	6,815	$595,222
BJ Services Co.	7,588	242,361
Cameron International Corp.(1)	4,500	249,075
ENSCO International, Inc.	3,100	250,294
Halliburton Co.	20,090	1,066,176
Nabors Industries Ltd.(1)	6,320	311,134
National-Oilwell Varco, Inc.(1)	9,400	833,968
Noble Corp.	5,514	358,189
Rowan Companies, Inc.	2,114	98,829
Schlumberger Ltd.	26,058	2,799,411
Smith International, Inc.	4,300	357,502
Transocean, Inc.(1)	7,166	1,092,027
Weatherford International Ltd.(1)	14,600	724,014

		8,978,202
Food & Staples Retailing — 2.7%
Costco Wholesale Corp.	9,157	642,272
CVS Caremark Corp.	31,888	1,261,808
Safeway, Inc.	9,270	264,659
SUPERVALU, Inc.	4,307	133,043
Sysco Corp.	12,894	354,714
The Kroger Co.	16,796	484,901
Wal-Mart Stores, Inc.	51,682	2,904,528
Walgreen Co.	22,080	717,821
Whole Foods Market, Inc.	2,600	61,594

		6,825,340
Food Products — 1.5%
Archer-Daniels-Midland Co.	13,788	465,345
Campbell Soup Co.	4,764	159,403
ConAgra Foods, Inc.	11,185	215,647
Dean Foods Co.(1)	3,100	60,822
General Mills, Inc.	7,225	439,063
H.J. Heinz Co.	6,812	325,954
Kellogg Co.	5,692	273,330
Kraft Foods, Inc., Class A	33,345	948,665
McCormick & Co., Inc.	2,128	75,884
Sara Lee Corp.	16,796	205,751
The Hershey Co.	3,675	120,467
Tyson Foods, Inc., Class A	6,500	97,110
Wm. Wrigley Jr. Co.	5,402	420,168

		3,807,609
Gas Utilities — 0.2%
Integrys Energy Group, Inc.	1,599	81,277
Nicor, Inc.	938	39,950
Questar Corp.	4,200	298,368

		419,595
Health Care Equipment & Supplies — 2.0%
Baxter International, Inc.	13,886	887,871
Becton, Dickinson and Co.	5,239	425,931
Boston Scientific Corp.(1)	28,519	350,498
C.R. Bard, Inc.	1,891	166,313
Covidien Ltd.	10,694	512,136
Hospira, Inc.(1)	2,597	104,166
Intuitive Surgical, Inc.(1)	800	215,520
Medtronic, Inc.	24,740	1,280,295
St. Jude Medical, Inc.(1)	8,090	330,719

June 30, 2008 (unaudited)	Shares	Value

Health Care Equipment & Supplies (continued)
Stryker Corp.	5,112	$321,443
Varian Medical Systems, Inc.(1)	2,600	134,810
Zimmer Holdings, Inc.(1)	5,170	351,818

		5,081,520
Health Care Providers & Services — 1.8%
Aetna, Inc.	10,992	445,506
AmerisourceBergen Corp.	4,226	168,998
Cardinal Health, Inc.	8,368	431,621
CIGNA Corp.	6,888	243,766
Coventry Health Care, Inc.(1)	3,150	95,823
Express Scripts, Inc.(1)	5,376	337,183
Humana, Inc.(1)	3,535	140,587
Laboratory Corp. of America Holdings(1)	2,400	167,112
McKesson Corp.	5,759	321,986
Medco Health Solutions, Inc.(1)	11,468	541,289
Patterson Companies, Inc.(1)	2,100	61,719
Quest Diagnostics, Inc.	3,696	179,145
Tenet Healthcare Corp.(1)	11,010	61,216
UnitedHealth Group, Inc.	27,200	714,000
WellPoint, Inc.(1)	11,706	557,908

		4,467,859
Health Care Technology — 0.0%
IMS Health, Inc.	4,244	98,885

		98,885
Hotels, Restaurants & Leisure — 1.3%
Carnival Corp.	10,827	356,858
Darden Restaurants, Inc.	3,362	107,382
International Game Technology	7,684	191,946
Marriott International, Inc., Class A	6,432	168,776
McDonald’s Corp.	25,361	1,425,796
Starbucks Corp.(1)	15,064	237,107
Starwood Hotels & Resorts Worldwide, Inc.	4,298	172,221
Wendy’s International, Inc.	2,530	68,867
Wyndham Worldwide Corp.	3,797	68,004
Yum! Brands, Inc.	10,346	363,041

		3,159,998
Household Durables — 0.4%
Black & Decker Corp.	1,205	69,299
Centex Corp.	2,542	33,986
D.R. Horton, Inc.	5,700	61,845
Fortune Brands, Inc.	2,945	183,797
Harman International Industries, Inc.	1,300	53,807
KB HOME	1,990	33,691
Leggett & Platt, Inc.	2,928	49,103
Lennar Corp., Class A	2,900	35,786
Newell Rubbermaid, Inc.	5,096	85,562
Pulte Homes, Inc.	4,860	46,802
Snap-On, Inc.	1,273	66,209
The Stanley Works	1,281	57,427
Whirlpool Corp.	1,659	102,410

		879,724
Household Products — 2.3%
Clorox Co.	3,445	179,829
Colgate-Palmolive Co.	11,318	782,074

The accompanying notes are an integral part of these financial statements.

24	RS S&P 500 Index VIP Series

June 30, 2008 (unaudited)	Shares	Value

Household Products (continued)
Kimberly-Clark Corp.	9,529	$569,644
The Procter & Gamble Co.	67,362	4,096,283

		5,627,830
Independent Power Producers & Energy Traders — 0.3%
Constellation Energy Group	3,844	315,592
Dynegy, Inc., Class A(1)	9,236	78,968
The AES Corp.(1)	15,781	303,153

		697,713
Industrial Conglomerates — 3.0%
3M Co.	15,694	1,092,145
General Electric Co.	218,751	5,838,464
Textron, Inc.	5,132	245,977
Tyco International Ltd.	10,794	432,192

		7,608,778
Information Technology Services — 0.9%
Affiliated Computer Services, Inc., Class A(1)	2,300	123,027
Automatic Data Processing, Inc.	11,313	474,015
Cognizant Technology Solutions Corp., Class A(1)	6,600	214,566
Computer Sciences Corp.(1)	3,266	152,980
Convergys Corp.(1)	2,590	38,487
Electronic Data Systems Corp.	11,314	278,777
Fidelity National Information Services, Inc.	3,300	121,803
Fiserv, Inc.(1)	3,775	171,272
Paychex, Inc.	7,597	237,634
Total System Services, Inc.	3,664	81,414
Unisys Corp.(1)	8,133	32,125
Western Union Co.	15,929	393,765

		2,319,865
Insurance — 3.5%
ACE Ltd.	7,024	386,952
AFLAC, Inc.	10,397	652,932
American International Group, Inc.	59,403	1,571,803
Aon Corp.	6,708	308,166
Assurant, Inc.	2,100	138,516
Cincinnati Financial Corp.	4,875	123,825
Genworth Financial, Inc., Class A	9,400	167,414
Lincoln National Corp.	5,846	264,941
Loews Corp.	9,663	453,195
Marsh & McLennan Companies, Inc.	11,451	304,024
MBIA, Inc.	4,600	20,194
MetLife, Inc.	15,772	832,289
Principal Financial Group, Inc.	5,188	217,740
Prudential Financial, Inc.	9,477	566,156
SAFECO Corp.	2,047	137,477
The Allstate Corp.	12,199	556,152
The Chubb Corp.	7,936	388,943
The Hartford Financial Services Group, Inc.	6,690	431,973
The Progressive Corp.	14,224	266,273
The Travelers Companies, Inc.	13,898	603,173
Torchmark Corp.	1,782	104,514
Unum Group	9,310	190,390
XL Capital Ltd., Class A	3,956	81,335

		8,768,377

June 30, 2008 (unaudited)	Shares	Value

Internet & Catalog Retail — 0.2%
Amazon.com, Inc.(1)	6,600	$483,978
IAC/InterActiveCorp(1)	4,000	77,120

		561,098
Internet Software & Services — 1.7%
Akamai Technologies, Inc.(1)	3,400	118,286
eBay, Inc.(1)	25,334	692,378
Expedia, Inc.(1)	4,300	79,034
Google, Inc., Class A(1)	5,100	2,684,742
VeriSign, Inc.(1)	5,300	200,340
Yahoo! Inc.(1)	28,676	592,446

		4,367,226
Leisure Equipment & Products — 0.1%
Eastman Kodak Co.	6,563	94,704
Hasbro, Inc.	2,589	92,479
Mattel, Inc.	8,533	146,085

		333,268
Life Sciences Tools & Services — 0.3%
Millipore Corp.(1)	1,523	103,351
PerkinElmer, Inc.	1,870	52,079
Thermo Fisher Scientific, Inc.(1)	8,790	489,867
Waters Corp.(1)	1,962	126,549

		771,846
Machinery — 1.9%
Caterpillar, Inc.	13,694	1,010,891
Cummins, Inc.	4,472	293,005
Danaher Corp.	5,766	445,712
Deere & Co.	9,532	687,543
Dover Corp.	4,232	204,702
Eaton Corp.	3,646	309,801
Illinois Tool Works, Inc.	8,808	418,468
Ingersoll-Rand Co. Ltd., Class A	6,704	250,931
ITT Corp.	4,742	300,311
PACCAR, Inc.	7,909	330,833
Pall Corp.	2,232	88,566
Parker Hannifin Corp.	3,547	252,972
Terex Corp.(1)	2,300	118,151
The Manitowoc Co., Inc.	2,700	87,831

		4,799,717
Media — 2.8%
CBS Corp., Class B	15,737	306,714
Clear Channel Communications, Inc.	11,454	403,181
Comcast Corp., Class A	65,332	1,239,348
E.W. Scripps Co., Class A	1,600	66,464
Gannett Co., Inc.	5,313	115,133
Meredith Corp.	742	20,991
News Corp., Class A	50,300	756,512
Omnicom Group, Inc.	7,322	328,611
The DIRECTV Group, Inc.(1)	15,600	404,196
The Interpublic Group of Companies, Inc.(1)	11,603	99,786
The McGraw-Hill Companies, Inc.	6,924	277,791
The New York Times Co., Class A	3,273	50,371
The Walt Disney Co.	42,416	1,323,379
The Washington Post Co., Class B	123	72,189

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	25

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Media (continued)
Time Warner, Inc.	77,424	$1,145,875
Viacom, Inc., Class B(1)	14,037	428,690

		7,039,231
Metals & Mining — 1.3%
Alcoa, Inc.	17,725	631,364
Allegheny Technologies, Inc.	2,406	142,628
Freeport-McMoran Copper & Gold, Inc., Class B	8,203	961,309
Newmont Mining Corp.	10,104	527,025
Nucor Corp.	7,022	524,333
Titanium Metals Corp.	1,900	26,581
United States Steel Corp.	2,588	478,211

		3,291,451
Multi-Utilities — 0.5%
NiSource, Inc.	4,793	85,891
PG&E Corp.	8,080	320,695
Public Service Enterprise Group, Inc.	11,568	531,318
Sempra Energy	5,394	304,491

		1,242,395
Multiline Retail — 0.7%
Big Lots, Inc.(1)	1,734	54,170
Dillards, Inc., Class A	1,262	14,601
Family Dollar Stores, Inc.	3,292	65,642
J.C. Penney Co., Inc.	4,898	177,748
Kohl’s Corp.(1)	6,913	276,797
Macy’s, Inc.	9,794	190,200
Nordstrom, Inc.	3,640	110,292
Sears Holdings Corp.(1)	1,611	118,666
Target Corp.	17,546	815,714

		1,823,830
Office Electronics — 0.1%
Xerox Corp.	20,891	283,282

		283,282
Oil, Gas & Consumable Fuels — 12.4%
Anadarko Petroleum Corp.	10,686	799,740
Apache Corp.	7,496	1,041,944
Cabot Oil & Gas Corp.	2,100	142,233
Chesapeake Energy Corp.	10,700	705,772
Chevron Corp.	45,419	4,502,385
ConocoPhillips	34,035	3,212,564
CONSOL Energy, Inc.	3,900	438,243
Devon Energy Corp.	9,598	1,153,296
El Paso Corp.	16,290	354,145
EOG Resources, Inc.	5,345	701,264
Exxon Mobil Corp.	117,102	10,320,199
Hess Corp.	6,021	759,790
Marathon Oil Corp.	15,696	814,151
Massey Energy Co.	1,700	159,375
Murphy Oil Corp.	4,000	392,200
Noble Energy, Inc.	3,700	372,072
Occidental Petroleum Corp.	18,358	1,649,650
Peabody Energy Corp.	5,800	510,690
Range Resources Corp.	3,200	209,728
Southwestern Energy Co.(1)	7,500	357,075
Spectra Energy Corp.	14,751	423,944

June 30, 2008 (unaudited)	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco, Inc.	2,532	$103,027
Tesoro Corp.	2,900	57,333
Valero Energy Corp.	11,700	481,806
Williams Companies, Inc.	12,415	500,449
XTO Energy, Inc.	11,241	770,121

		30,933,196
Paper & Forest Products — 0.2%
International Paper Co.	9,605	223,797
MeadWestvaco Corp.	2,990	71,282
Weyerhaeuser Co.	5,010	256,211

		551,290
Personal Products — 0.2%
Avon Products, Inc.	9,396	338,444
Estee Lauder Companies, Inc., Class A	2,300	106,835

		445,279
Pharmaceuticals — 6.0%
Abbott Laboratories	33,989	1,800,397
Allergan, Inc.	6,626	344,883
Barr Pharmaceuticals, Inc.(1)	2,000	90,160
Bristol-Myers Squibb Co.	44,637	916,398
Eli Lilly & Co.	22,839	1,054,248
Forest Laboratories, Inc.(1)	7,079	245,925
Johnson & Johnson	61,754	3,973,252
King Pharmaceuticals, Inc.(1)	5,445	57,009
Merck & Co., Inc.	48,258	1,818,844
Mylan, Inc.(1)	6,600	79,662
Pfizer, Inc.	148,003	2,585,612
Schering-Plough Corp.	34,720	683,637
Watson Pharmaceuticals, Inc.(1)	1,956	53,145
Wyeth	29,569	1,418,129

		15,121,301
Real Estate Investment Trusts — 1.1%
Apartment Investment & Management Co., Class A	1,915	65,225
AvalonBay Communities, Inc.	1,600	142,656
Boston Properties, Inc.	2,500	225,550
Developers Diversified Realty Corp.	2,600	90,246
Equity Residential	5,321	203,635
General Growth Properties, Inc.	5,700	199,671
HCP, Inc.	4,900	155,869
Host Hotels & Resorts, Inc.	10,800	147,420
Kimco Realty Corp.	5,500	189,860
Plum Creek Timber Co., Inc.	3,362	143,591
ProLogis	5,292	287,620
Public Storage, Inc.	2,900	234,291
Simon Property Group, Inc.	4,702	422,663
Vornado Realty Trust	2,700	237,600

		2,745,897
Real Estate Management & Development — 0.0%
CB Richard Ellis Group, Inc., Class A(1)	3,700	71,040

		71,040
Road & Rail — 1.1%
Burlington Northern Santa Fe Corp.	6,361	635,400
CSX Corp.	8,968	563,280

The accompanying notes are an integral part of these financial statements.

26	RS S&P 500 Index VIP Series

June 30, 2008 (unaudited)	Shares	Value

Road & Rail (continued)
Norfolk Southern Corp.	8,129	$509,445
Ryder System, Inc.	1,430	98,498
Union Pacific Corp.	11,284	851,942

		2,658,565
Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc.(1)	11,902	69,389
Altera Corp.	6,790	140,553
Analog Devices, Inc.	6,027	191,478
Applied Materials, Inc.	29,509	563,327
Broadcom Corp., Class A(1)	10,244	279,559
Intel Corp.	127,753	2,744,134
KLA-Tencor Corp.	4,028	163,980
Linear Technology Corp.	5,347	174,152
LSI Corp.(1)	14,361	88,177
MEMC Electronic Materials, Inc.(1)	4,800	295,392
Microchip Technology, Inc.	4,600	140,484
Micron Technology, Inc.(1)	16,828	100,968
National Semiconductor Corp.	5,458	112,107
Novellus Systems, Inc.(1)	2,370	50,220
NVIDIA Corp.(1)	12,261	229,526
Teradyne, Inc.(1)	3,377	37,383
Texas Instruments, Inc.	29,380	827,341
Xilinx, Inc.	5,730	144,682

		6,352,852
Software — 3.5%
Adobe Systems, Inc.(1)	11,654	459,051
Autodesk, Inc.(1)	4,616	156,067
BMC Software, Inc.(1)	3,606	129,816
CA, Inc.	9,555	220,625
Citrix Systems, Inc.(1)	4,616	135,757
Compuware Corp.(1)	5,622	53,634
Electronic Arts, Inc.(1)	6,400	284,352
Intuit, Inc.(1)	6,330	174,518
Microsoft Corp.	175,565	4,829,793
Novell, Inc.(1)	7,029	41,401
Oracle, Corp.(1)	86,111	1,808,331
Symantec Corp.(1)	21,273	411,632

		8,704,977
Specialty Retail — 1.5%
Abercrombie & Fitch Co., Class A	1,500	94,020
Applied Biosystems, Inc.	3,176	106,332
AutoNation, Inc.(1)	3,700	37,074
AutoZone, Inc.(1)	974	117,864
Bed, Bath & Beyond, Inc.(1)	5,864	164,778
Best Buy Co., Inc.	7,540	298,584
GameStop Corp., Class A(1)	3,400	137,360
Limited Brands, Inc.	7,095	119,551
Lowe’s Companies, Inc.	31,468	652,961
Office Depot, Inc.(1)	5,824	63,715
RadioShack Corp.	2,565	31,473
Staples, Inc.	14,990	356,012
The Gap, Inc.	12,514	208,608
The Home Depot, Inc.	36,530	855,533
The Sherwin-Williams Co.	2,251	103,388
Tiffany & Co.	3,379	137,694
TJX Companies, Inc.	8,872	279,202

		3,764,149

June 30, 2008 (unaudited)	Shares	Value

Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(1)	7,600	$219,488
Jones Apparel Group, Inc.	1,927	26,496
Liz Claiborne, Inc.	2,595	36,719
NIKE, Inc., Class B	8,816	525,522
Polo Ralph Lauren Corp.	1,200	75,336
VF Corp.	1,636	116,451

		1,000,012
Thrifts & Mortgage Finance — 0.4%
Countrywide Financial Corp.	12,410	52,742
Federal National Mortgage Association	23,513	458,739
Freddie Mac	13,887	227,747
Hudson City Bancorp, Inc.	10,500	175,140
MGIC Investment Corp.	2,536	15,495
Sovereign Bancorp, Inc.	8,365	61,566
Washington Mutual, Inc.	22,921	113,001

		1,104,430
Tobacco — 1.5%
Altria Group, Inc.	45,095	927,153
Lorillard, Inc.(1)	3,700	255,892
Philip Morris International, Inc.	45,095	2,227,242
Reynolds American, Inc.	3,678	171,652
UST, Inc.	3,831	209,211

		3,791,150
Trading Companies & Distributors — 0.1%
W.W. Grainger, Inc.	1,692	138,406

		138,406
Wireless Telecommunication Services — 0.4%
American Tower Corp., Class A(1)	8,500	359,125
Sprint Nextel Corp.	61,117	580,611

		939,736

Total Common Stocks (Cost $212,494,209)		245,880,248

	Principal Amount	Value
U.S. Government Securities — 0.1%
U.S. Treasury Bills — 0.1%
United States Treasury Bill 1.35% due 7/3/2008(2)	$50,000	49,996
1.81% due 9/4/2008(2)	15,000	14,951
1.855% due 9/18/2008(2)	230,000	229,064

		294,011

Total U.S. Government Securities (Cost $294,011)		294,011

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	49	1,979
RS Emerging Growth Fund, Class Y(3)	67	2,311

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	27

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan (continued)
RS Emerging Markets Fund, Class A(3)	65	$1,581
RS Equity Dividend Fund, Class Y(3)	30	251
RS Global Natural Resources Fund, Class Y(3)	34	1,484
RS Growth Fund, Class Y(3)	100	1,238
RS Investment Quality Bond Fund, Class A(3)	27	256
RS Investors Fund, Class Y(3)	90	856
RS MidCap Opportunities Fund, Class Y(3)	46	560
RS Partners Fund, Class Y(3)	45	1,339
RS S&P 500 Index Fund, Class A(3)	28	245
RS Smaller Company Growth Fund, Class Y(3)	27	450
RS Technology Fund, Class Y(3)	48	707
RS Value Fund, Class Y(3)	91	2,339

Total Other Investments (Cost $16,005)		15,596

	Principal Amount	Value
Repurchase Agreements — 1.6%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $3,949,230, due 7/1/2008, collateralized by FHLB, 5.00%, due 6/11/2018, with a value of $4,029,000	$3,949,000	3,949,000

Total Repurchase Agreements (Cost $3,949,000)		3,949,000

Total Investments — 99.9% (Cost $216,753,225)		250,138,855

Other Assets, Net — 0.1%		225,399

Total Net Assets — 100.0%		$250,364,254

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 INDEX	12	9/2008	$3,843	$(253,710)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$250,138,855	$(253,710)
Level 2 — Significant Other Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$250,138,855	$(253,710)

*	Other financial instruments include futures, forwards and swap contracts.

The accompanying notes are an integral part of these financial statements.

28	RS S&P 500 Index VIP Series

Financial Information — RS S&P 500 Index VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$250,138,855
Cash and cash equivalents	625
Dividends/interest receivable	324,419
Receivable for fund shares subscribed	113,269
Due from distributor	14,459
Prepaid expenses	6,845
Receivable for variation margin	3,300

Total Assets	250,601,772

Liabilities
Payable to adviser	53,457
Payable for fund shares redeemed	48,678
Trustees’ deferred compensation	15,596
Payable for investments purchased	3,316
Accrued expenses/other liabilities	116,471

Total Liabilities	237,518

Total Net Assets	$250,364,254

Net Assets Consist of:
Paid-in capital	$345,925,646
Accumulated undistributed net investment income	2,399,081
Accumulated net realized loss from investments, futures contracts and foreign currency transactions	(131,092,393)
Net unrealized appreciation on investments and futures contracts	33,131,920

Total Net Assets	$250,364,254

Investments, at Cost	$216,753,225

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	26,557,130

Net Asset Value Per Share	$9.43

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$68,476
Dividends	2,656,939
Withholding taxes on foreign dividends	(125)

Total Investment Income	2,725,290

Expenses
Investment advisory fees	325,871
Shareholder reports	34,066
Professional fees	28,578
Custodian fees	24,187
Administrative service fees	19,127
Trustees’ fees and expenses	8,709
Registration fees	8,186
Insurance expense	4,537
Other expense	3,338

Total Expenses	456,599
Less: Fee waiver by distributor	(91,596)

Total Expenses, Net	365,003

Net Investment Income	2,360,287

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized loss from investments	(677,215)
Net realized loss from futures contracts	(627,031)
Net realized gain from foreign currency transactions	8
Net change in unrealized depreciation on investments	(34,913,698)
Net change in unrealized depreciation on futures contracts	(92,230)

Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(36,310,166)

Net Decrease in Net Assets Resulting from Operations	$(33,949,879)

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	29

Financial Information — RS S&P 500 Index VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six-Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$2,360,287	$4,837,840
Net realized gain from investments	(1,304,238)	2,260,748
Net change in unrealized appreciation on investments and futures contracts	(35,005,928)	6,990,996

Net Increase in Net Assets Resulting from Operations	(33,949,879)	14,089,584

Distributions to Shareholders
Net investment income	—	(4,914,798)

Total Distributions	—	(4,914,798)

Capital Share Transactions
Proceeds from sales of shares	12,282,455	21,108,628
Reinvestment of distributions	—	4,914,798
Cost of shares redeemed	(10,905,559)	(20,651,753)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,376,896	5,371,673

Net Increase in Net Assets	(32,572,983)	14,546,459

Net Assets

Beginning of year	282,937,237	268,390,778

End of year	$250,364,254	$282,937,237

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,399,081	$38,794

Other Information:

Shares
Sold	1,236,569	1,952,027
Reinvested	—	461,483
Redeemed	(1,095,243)	(1,902,682)

Net Increase	141,326	510,828

The accompanying notes are an integral part of these financial statements.

30	RS S&P 500 Index VIP Series

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RS S&P 500 Index VIP Series	31

Financial Information — RS S&P 500 Index VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08	$10.71	$0.09	$(1.37)	$(1.28)	$—	$—	$—

Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)

Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)	—	(0.16)

Year Ended 12/31/05	8.86	0.14	0.26	0.40	(0.14)	—	(0.14)

Year Ended 12/31/04	8.14	0.14	0.72	0.86	(0.14)	—	(0.14)

Year Ended 12/31/03	6.44	0.11	1.70	1.81	(0.11)	—	(0.11)

The accompanying notes are an integral part of these financial statements.

32	RS S&P 500 Index VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[1]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[1]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.43	(11.95)%	$250,364	0.28%	0.35%	1.81%	1.74%	2%

10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%

10.36	15.46%	268,391	0.28%	0.36%	1.72%	1.64%	2%

9.12	4.54%	219,529	0.28%	0.37%	1.61%	1.52%	2%

8.86	10.59%	202,818	0.28%	0.36%	1.75%	1.67%	1%

8.14	28.25%	170,825	0.28%	0.40%	1.51%	1.39%	12%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	33

Notes to Financial Statements — RS S&P 500 Index VIP Series

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

34	RS S&P 500 Index VIP Series

reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 – quoted prices in active markets for identical investments

➢	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of unin-

RS S&P 500 Index VIP Series	35

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

vested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.28% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return

36	RS S&P 500 Index VIP Series

of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total
$4,914,798

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$53,812	$—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were as follows:

Expiring	Amount
2010	$112,667,814
2011	11,938,809
2013	549,960

Total	$125,156,583

During the year ended December 31, 2007, the Fund utilized capital loss carryovers of $1,574,982.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had no such losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008 was $221,535,951. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $64,522,947 and $(35,920,043), respectively, resulting in net unrealized appreciation of $28,602,904.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $11,095,138 and $5,290,404, respectively, for the six months ended June 30, 2008.

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the

RS S&P 500 Index VIP Series	37

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the

38	RS S&P 500 Index VIP Series

SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

RS S&P 500 Index VIP Series	39

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management

*	The Advisory Agreements for the Funds of the series not discussed at the meeting were not subject to review by the Trustees at the meeting.

40	RS Asset Allocation VIP Series

capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Asset Allocation VIP Series	41

Supplemental Information — unaudited (continued)

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as

42	RS Asset Allocation VIP Series

well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to

RS Asset Allocation VIP Series	43

Supplemental Information — unaudited (continued)

portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

44	RS Asset Allocation VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Asset Allocation VIP Series	45

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

46	RS Asset Allocation VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

RS Asset Allocation VIP Series	47

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS S&P 500 Index VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 Index VIP Series

Jonathan C. Jankus, CFA

Jonathan C. Jankus (GIS) has been a co-portfolio manager of RS S&P 500 Index VIP Series since 1999.* Mr. Jankus joined Guardian Life in 1995, and has been a managing director at Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University.

Stewart M. Johnson

Stewart M. Johnson (GIS) has been a co-portfolio manager of RS S&P 500 Index VIP Series since 2004.* Mr. Johnson has been a senior director at Guardian Life since January 2002. Mr. Johnson was second vice president of investment information systems at Guardian Life from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	The RS S&P 500 Index VIP Series performed generally as expected, as it tracked the performance of the S&P 500® Index.[3]

➢	Markets continue to be dominated by credit concerns and rising oil prices.

Market Overview

Financial markets around the globe were broadly lower during the second quarter and continued to be plagued by concerns over the deteriorating credit quality of financial institutions and the inflationary implications of increasing oil prices. The broad domestic stock market, as measured by the S&P 500® Index, declined 2.73% in the second quarter. This was the third consecutive quarter of negative returns for the index, which appeared to be on its way to recovery until the devastating month of June during which it declined 8.43%.

For the six months ending June 30, 2008, the S&P 500® Index declined 11.91% in the face of a Federal Reserve which has eased aggressively, cutting the federal funds rate from 4.25% to 2.00%. It remains to be seen whether any further easing is possible as current-year inflation forecasts top 4% according to the latest Bloomberg surveys of economists.

Performance

The RS S&P 500 Index VIP Series declined 11.95% during the first half of 2008 while its benchmark declined 11.91%. The return of the index is theoretical in the sense that it is assumed that all index rebalancing and dividend reinvestment is done without any transaction costs.

Portfolio Review

The Fund’s managers do not engage in active stock or sector selection. Rather, the Fund’s investments seek to replicate the returns of the S&P 500® Index while minimizing transaction costs.

RS S&P 500 Index VIP Series	3

RS S&P 500 Index VIP Series (continued)

Since the Fund can be expected to own exposure to the broad economy as represented by the S&P 500® Index, it should come as no surprise that the Fund’s holdings reflected exposure to the broad macroeconomic themes described above. In particular, during the period, concern over the deteriorating credit quality of financial institutions led to declines in holdings such as MBIA, Inc. (-76%), Lehman Brothers (-70%) and Wachovia Corp. (-59%). Price increases in oil and other commodities led to gains in the natural resources area, such as Massey Energy (162%), Cabot Oil & Gas (68%) and U.S. Steel (53%).

Outlook

While credit concerns continue to dominate investor psychology, we believe most signs indicate continuing modest economic growth, which hopefully will continue to sustain corporate profits. Crude oil prices have seen levels near or above $130 per barrel; and, according to Bloomberg surveys of economists, consumer prices are expected to rise by 4.1% in 2008, and moderate to 2.7% in 2009. In spite of this, yields on two-year treasury bonds stand below 2.4%, implying negative real (i.e., after inflation) interest rates.

In the face of recent equity market declines, we remain bullish on the value comparison between stocks, bonds and cash. It seems to us that only stocks offer the prospect for real returns at these levels, and that even modest economic growth going forward will show the recent downturn to have been overdone.

We thank you for your continued support.

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4	RS S&P 500 Index VIP Series

Total Net Assets: $250,364,254	Data as of June 30, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Exxon Mobil Corp.	4.20%
General Electric Co.	2.37%
Microsoft Corp.	1.96%
Chevron Corp.	1.83%
AT&T, Inc.	1.81%
The Procter & Gamble Co.	1.67%
Johnson & Johnson	1.62%
International Business Machines Corp.	1.46%
Apple, Inc.	1.32%
ConocoPhillips	1.31%
Total	19.55%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

RS S&P 500 Index VIP Series	5

RS S&P 500 Index VIP Series (continued)

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
RS S&P 500 Index VIP Series	08/25/99	-11.95%	-13.30%	4.11%	7.27%	0.58%
S&P 500® Index[3]		-11.91%	-13.12%	4.40%	7.58%	0.80%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/25/99 in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.35%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS S&P 500 Index VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$880.50	$1.31	0.28%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,023.47	$1.41	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

RS S&P 500 Index VIP Series	7

Schedule of Investments — RS S&P 500 Index VIP Series

June 30, 2008 (unaudited)	Shares	Value

Common Stocks — 98.2%
Aerospace & Defense — 2.6%
General Dynamics Corp.	8,896	$749,043
Goodrich Corp.	2,574	122,162
Honeywell International, Inc.	16,604	834,849
L-3 Communications Holdings, Inc.	2,900	263,523
Lockheed Martin Corp.	7,403	730,380
Northrop Grumman Corp.	7,230	483,687
Precision Castparts Corp.	2,900	279,473
Raytheon Co.	9,152	515,075
Rockwell Collins, Inc.	3,536	169,587
The Boeing Co.	17,141	1,126,506
United Technologies Corp.	21,200	1,308,040

		6,582,325
Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	3,400	186,456
Expeditors International of Washington, Inc.	4,400	189,200
FedEx Corp.	6,694	527,420
United Parcel Service, Inc., Class B	22,759	1,398,996

		2,302,072
Airlines — 0.1%
Southwest Airlines Co.	18,199	237,315

		237,315
Auto Components — 0.2%
Johnson Controls, Inc.	12,264	351,732
The Goodyear Tire & Rubber Co.(1)	4,322	77,061

		428,793
Automobiles — 0.2%
Ford Motor Co.(1)	48,544	233,497
General Motors Corp.	12,434	142,991
Harley-Davidson, Inc.	5,221	189,313

		565,801
Beverages — 2.5%
Anheuser-Busch Cos., Inc.	15,462	960,499
Brown-Forman Corp., Class B	2,046	154,616
Coca-Cola Enterprises, Inc.	8,124	140,545
Constellation Brands, Inc., Class A(1)	3,500	69,510
Molson Coors Brewing Co., Class B	3,682	200,043
Pepsi Bottling Group, Inc.	4,264	119,051
PepsiCo, Inc.	35,271	2,242,883
The Coca-Cola Co.	43,664	2,269,655

		6,156,802
Biotechnology — 1.4%
Amgen, Inc.(1)	23,617	1,113,778
Biogen Idec, Inc.(1)	6,454	360,714
Celgene Corp.(1)	9,900	632,313
Genzyme Corp.(1)	5,705	410,874
Gilead Sciences, Inc.(1)	20,700	1,096,065

		3,613,744
Building Products — 0.1%
Masco Corp.	7,420	116,717

		116,717

June 30, 2008 (unaudited)	Shares	Value

Capital Markets — 2.3%
American Capital Strategies Ltd.	3,700	$87,949
Ameriprise Financial, Inc.	4,567	185,740
E*TRADE Financial Corp.(1)	10,100	31,714
Federated Investors, Inc., Class B	1,739	59,856
Franklin Resources, Inc.	3,387	310,419
Janus Capital Group, Inc.	4,326	114,509
Legg Mason, Inc.	2,800	121,996
Lehman Brothers Holdings, Inc.	11,348	224,804
Merrill Lynch & Co., Inc.	20,964	664,768
Morgan Stanley	23,983	865,067
Northern Trust Corp.	3,863	264,886
State Street Corp.	9,370	599,586
T. Rowe Price Group, Inc.	5,516	311,488
The Charles Schwab Corp.	22,577	463,732
The Goldman Sachs Group, Inc.	8,702	1,521,980

		5,828,494
Chemicals — 2.1%
Air Products & Chemicals, Inc.	4,469	441,805
Ashland, Inc.	1,031	49,694
E.I. du Pont de Nemours & Co.	20,005	858,015
Eastman Chemical Co.	1,856	127,804
Ecolab, Inc.	4,704	202,225
Hercules, Inc.	1,633	27,647
International Flavors & Fragrances, Inc.	1,417	55,348
Monsanto Co.	12,214	1,544,338
PPG Industries, Inc.	3,795	217,719
Praxair, Inc.	6,983	658,078
Rohm and Haas Co.	3,888	180,559
Sigma-Aldrich Corp.	2,702	145,530
The Dow Chemical Co.	20,842	727,594

		5,236,356
Commercial Banks — 2.5%
Bank of New York Mellon Corp.	25,707	972,496
BB&T Corp.	11,734	267,183
Comerica, Inc.	3,064	78,530
Fifth Third Bancorp	11,754	119,656
First Horizon National Corp.	2,992	22,231
Huntington Bancshares, Inc.	7,298	42,109
KeyCorp	8,042	88,301
M&T Bank Corp.	1,600	112,864
Marshall & Ilsley Corp.	6,396	98,051
National City Corp.	17,747	84,653
PNC Financial Services Group, Inc.	7,205	411,406
Regions Financial Corp.	15,127	165,036
SunTrust Banks, Inc.	7,523	272,483
U.S. Bancorp	37,797	1,054,158
Wachovia Corp.	46,113	716,135
Wells Fargo & Co.	72,910	1,731,612
Zions Bancorporation	2,472	77,843

		6,314,747
Commercial Services & Supplies — 0.5%
Allied Waste Industries, Inc.(1)	8,813	111,220
Avery Dennison Corp.	2,079	91,330
Cintas Corp.	3,041	80,617
Equifax, Inc.	2,150	72,283
Monster Worldwide, Inc.(1)	2,470	50,907
Pitney Bowes, Inc.	4,665	159,076

The accompanying notes are an integral part of these financial statements.

8	RS S&P 500 Index VIP Series

June 30, 2008 (unaudited)	Shares	Value

Commercial Services & Supplies (continued)
R.R. Donnelley & Sons Co.	4,695	$139,395
Robert Half International, Inc.	2,619	62,777
Waste Management, Inc.	11,422	430,724

		1,198,329
Communications Equipment — 2.5%
Ciena Corp.(1)	2,154	49,908
Cisco Systems, Inc.(1)	131,363	3,055,503
Corning, Inc.	34,563	796,677
JDS Uniphase Corp.(1)	3,432	38,988
Juniper Networks, Inc.(1)	11,000	243,980
Motorola, Inc.	48,205	353,825
QUALCOMM, Inc.	35,768	1,587,026
Tellabs, Inc.(1)	8,953	41,632

		6,167,539
Computers & Peripherals — 4.6%
Apple, Inc.(1)	19,333	3,237,118
Dell, Inc.(1)	45,043	985,541
EMC Corp.(1)	45,971	675,314
Hewlett-Packard Co.	54,601	2,413,910
International Business Machines Corp.	30,222	3,582,214
Lexmark International Group, Inc., Class A(1)	2,204	73,680
NetApp, Inc.(1)	6,733	145,837
QLogic Corp.(1)	2,794	40,764
SanDisk Corp.(1)	4,800	89,760
Sun Microsystems, Inc.(1)	17,058	185,591
Teradata Corp.(1)	2,932	67,846

		11,497,575
Construction & Engineering — 0.2%
Fluor Corp.	1,906	354,668
Jacobs Engineering Group, Inc.(1)	2,700	217,890

		572,558
Construction Materials — 0.1%
Vulcan Materials Co.	2,518	150,526

		150,526
Consumer Finance — 0.7%
American Express Co.	25,937	977,047
Capital One Financial Corp.	8,040	305,600
Discover Financial Services	10,191	134,216
SLM Corp.(1)	10,286	199,034

		1,615,897
Containers & Packaging — 0.1%
Ball Corp.	1,698	81,063
Bemis Co., Inc.	2,984	66,901
Pactiv Corp.(1)	2,370	50,315
Sealed Air Corp.	3,810	72,428

		270,707
Distributors — 0.1%
Genuine Parts Co.	3,613	143,364

		143,364
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A(1)	2,958	130,921
H & R Block, Inc.	6,318	135,205

		266,126

June 30, 2008 (unaudited)	Shares	Value

Diversified Financial Services — 3.2%
Bank of America Corp.	97,581	$2,329,259
CIT Group, Inc.	5,900	40,179
Citigroup, Inc.	115,238	1,931,389
CME Group, Inc.	1,200	459,828
IntercontinentalExchange, Inc.(1)	1,500	171,000
JPMorgan Chase & Co.	75,311	2,583,920
Leucadia National Corp.	3,500	164,290
Moody’s Corp.	4,648	160,077
NYSE Euronext	5,600	283,696

		8,123,638
Diversified Telecommunication Services — 2.9%
AT&T, Inc.	132,388	4,460,152
CenturyTel, Inc.	2,122	75,522
Citizens Communications Co.	9,221	104,566
Embarq Corp.	3,840	181,517
Qwest Communications International, Inc.	32,677	128,421
Verizon Communications, Inc.	63,236	2,238,554
Windstream Corp.	10,529	129,928

		7,318,660
Electric Utilities — 3.0%
Allegheny Energy, Inc.	3,880	194,427
Ameren Corp.	4,315	182,222
American Electric Power, Inc.	7,774	312,748
CenterPoint Energy, Inc.	7,948	127,565
CMS Energy Corp.	7,452	111,035
Consolidated Edison, Inc.	5,764	225,315
Dominion Resources, Inc.	13,314	632,282
DTE Energy Co.	4,105	174,216
Duke Energy Corp.	26,302	457,129
Edison International	7,073	363,411
Entergy Corp.	4,652	560,473
Exelon Corp.	14,956	1,345,442
FirstEnergy Corp.	7,451	613,441
FPL Group, Inc.	9,212	604,123
Pepco Holdings, Inc.	4,100	105,165
Pinnacle West Capital Corp.	1,550	47,693
PPL Corp.	8,216	429,450
Progress Energy, Inc.	5,078	212,413
Southern Co.	16,284	568,637
TECO Energy, Inc.	4,988	107,192
Xcel Energy, Inc.	9,253	185,708

		7,560,087
Electrical Equipment — 0.5%
Cooper Industries Ltd., Class A	4,188	165,426
Emerson Electric Co.	16,890	835,210
Rockwell Automation, Inc.	3,531	154,411

		1,155,047
Electronic Equipment & Instruments — 0.4%
Agilent Technologies, Inc.(1)	9,869	350,744
Jabil Circuit, Inc.	3,956	64,918
Molex, Inc.	2,894	70,643
Tyco Electronics Ltd.	10,994	393,805

		880,110

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	9

Schedule of Investments — RS S&P 500 Index VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Energy Equipment & Services — 3.6%
Baker Hughes, Inc.	6,815	$595,222
BJ Services Co.	7,588	242,361
Cameron International Corp.(1)	4,500	249,075
ENSCO International, Inc.	3,100	250,294
Halliburton Co.	20,090	1,066,176
Nabors Industries Ltd.(1)	6,320	311,134
National-Oilwell Varco, Inc.(1)	9,400	833,968
Noble Corp.	5,514	358,189
Rowan Companies, Inc.	2,114	98,829
Schlumberger Ltd.	26,058	2,799,411
Smith International, Inc.	4,300	357,502
Transocean, Inc.(1)	7,166	1,092,027
Weatherford International Ltd.(1)	14,600	724,014

		8,978,202
Food & Staples Retailing — 2.7%
Costco Wholesale Corp.	9,157	642,272
CVS Caremark Corp.	31,888	1,261,808
Safeway, Inc.	9,270	264,659
SUPERVALU, Inc.	4,307	133,043
Sysco Corp.	12,894	354,714
The Kroger Co.	16,796	484,901
Wal-Mart Stores, Inc.	51,682	2,904,528
Walgreen Co.	22,080	717,821
Whole Foods Market, Inc.	2,600	61,594

		6,825,340
Food Products — 1.5%
Archer-Daniels-Midland Co.	13,788	465,345
Campbell Soup Co.	4,764	159,403
ConAgra Foods, Inc.	11,185	215,647
Dean Foods Co.(1)	3,100	60,822
General Mills, Inc.	7,225	439,063
H.J. Heinz Co.	6,812	325,954
Kellogg Co.	5,692	273,330
Kraft Foods, Inc., Class A	33,345	948,665
McCormick & Co., Inc.	2,128	75,884
Sara Lee Corp.	16,796	205,751
The Hershey Co.	3,675	120,467
Tyson Foods, Inc., Class A	6,500	97,110
Wm. Wrigley Jr. Co.	5,402	420,168

		3,807,609
Gas Utilities — 0.2%
Integrys Energy Group, Inc.	1,599	81,277
Nicor, Inc.	938	39,950
Questar Corp.	4,200	298,368

		419,595
Health Care Equipment & Supplies — 2.0%
Baxter International, Inc.	13,886	887,871
Becton, Dickinson and Co.	5,239	425,931
Boston Scientific Corp.(1)	28,519	350,498
C.R. Bard, Inc.	1,891	166,313
Covidien Ltd.	10,694	512,136
Hospira, Inc.(1)	2,597	104,166
Intuitive Surgical, Inc.(1)	800	215,520
Medtronic, Inc.	24,740	1,280,295
St. Jude Medical, Inc.(1)	8,090	330,719

June 30, 2008 (unaudited)	Shares	Value

Health Care Equipment & Supplies (continued)
Stryker Corp.	5,112	$321,443
Varian Medical Systems, Inc.(1)	2,600	134,810
Zimmer Holdings, Inc.(1)	5,170	351,818

		5,081,520
Health Care Providers & Services — 1.8%
Aetna, Inc.	10,992	445,506
AmerisourceBergen Corp.	4,226	168,998
Cardinal Health, Inc.	8,368	431,621
CIGNA Corp.	6,888	243,766
Coventry Health Care, Inc.(1)	3,150	95,823
Express Scripts, Inc.(1)	5,376	337,183
Humana, Inc.(1)	3,535	140,587
Laboratory Corp. of America Holdings(1)	2,400	167,112
McKesson Corp.	5,759	321,986
Medco Health Solutions, Inc.(1)	11,468	541,289
Patterson Companies, Inc.(1)	2,100	61,719
Quest Diagnostics, Inc.	3,696	179,145
Tenet Healthcare Corp.(1)	11,010	61,216
UnitedHealth Group, Inc.	27,200	714,000
WellPoint, Inc.(1)	11,706	557,908

		4,467,859
Health Care Technology — 0.0%
IMS Health, Inc.	4,244	98,885

		98,885
Hotels, Restaurants & Leisure — 1.3%
Carnival Corp.	10,827	356,858
Darden Restaurants, Inc.	3,362	107,382
International Game Technology	7,684	191,946
Marriott International, Inc., Class A	6,432	168,776
McDonald’s Corp.	25,361	1,425,796
Starbucks Corp.(1)	15,064	237,107
Starwood Hotels & Resorts Worldwide, Inc.	4,298	172,221
Wendy’s International, Inc.	2,530	68,867
Wyndham Worldwide Corp.	3,797	68,004
Yum! Brands, Inc.	10,346	363,041

		3,159,998
Household Durables — 0.4%
Black & Decker Corp.	1,205	69,299
Centex Corp.	2,542	33,986
D.R. Horton, Inc.	5,700	61,845
Fortune Brands, Inc.	2,945	183,797
Harman International Industries, Inc.	1,300	53,807
KB HOME	1,990	33,691
Leggett & Platt, Inc.	2,928	49,103
Lennar Corp., Class A	2,900	35,786
Newell Rubbermaid, Inc.	5,096	85,562
Pulte Homes, Inc.	4,860	46,802
Snap-On, Inc.	1,273	66,209
The Stanley Works	1,281	57,427
Whirlpool Corp.	1,659	102,410

		879,724
Household Products — 2.3%
Clorox Co.	3,445	179,829
Colgate-Palmolive Co.	11,318	782,074

The accompanying notes are an integral part of these financial statements.

10	RS S&P 500 Index VIP Series

June 30, 2008 (unaudited)	Shares	Value

Household Products (continued)
Kimberly-Clark Corp.	9,529	$569,644
The Procter & Gamble Co.	67,362	4,096,283

		5,627,830
Independent Power Producers & Energy Traders — 0.3%
Constellation Energy Group	3,844	315,592
Dynegy, Inc., Class A(1)	9,236	78,968
The AES Corp.(1)	15,781	303,153

		697,713
Industrial Conglomerates — 3.0%
3M Co.	15,694	1,092,145
General Electric Co.	218,751	5,838,464
Textron, Inc.	5,132	245,977
Tyco International Ltd.	10,794	432,192

		7,608,778
Information Technology Services — 0.9%
Affiliated Computer Services, Inc., Class A(1)	2,300	123,027
Automatic Data Processing, Inc.	11,313	474,015
Cognizant Technology Solutions Corp., Class A(1)	6,600	214,566
Computer Sciences Corp.(1)	3,266	152,980
Convergys Corp.(1)	2,590	38,487
Electronic Data Systems Corp.	11,314	278,777
Fidelity National Information Services, Inc.	3,300	121,803
Fiserv, Inc.(1)	3,775	171,272
Paychex, Inc.	7,597	237,634
Total System Services, Inc.	3,664	81,414
Unisys Corp.(1)	8,133	32,125
Western Union Co.	15,929	393,765

		2,319,865
Insurance — 3.5%
ACE Ltd.	7,024	386,952
AFLAC, Inc.	10,397	652,932
American International Group, Inc.	59,403	1,571,803
Aon Corp.	6,708	308,166
Assurant, Inc.	2,100	138,516
Cincinnati Financial Corp.	4,875	123,825
Genworth Financial, Inc., Class A	9,400	167,414
Lincoln National Corp.	5,846	264,941
Loews Corp.	9,663	453,195
Marsh & McLennan Companies, Inc.	11,451	304,024
MBIA, Inc.	4,600	20,194
MetLife, Inc.	15,772	832,289
Principal Financial Group, Inc.	5,188	217,740
Prudential Financial, Inc.	9,477	566,156
SAFECO Corp.	2,047	137,477
The Allstate Corp.	12,199	556,152
The Chubb Corp.	7,936	388,943
The Hartford Financial Services Group, Inc.	6,690	431,973
The Progressive Corp.	14,224	266,273
The Travelers Companies, Inc.	13,898	603,173
Torchmark Corp.	1,782	104,514
Unum Group	9,310	190,390
XL Capital Ltd., Class A	3,956	81,335

		8,768,377

June 30, 2008 (unaudited)	Shares	Value

Internet & Catalog Retail — 0.2%
Amazon.com, Inc.(1)	6,600	$483,978
IAC/InterActiveCorp(1)	4,000	77,120

		561,098
Internet Software & Services — 1.7%
Akamai Technologies, Inc.(1)	3,400	118,286
eBay, Inc.(1)	25,334	692,378
Expedia, Inc.(1)	4,300	79,034
Google, Inc., Class A(1)	5,100	2,684,742
VeriSign, Inc.(1)	5,300	200,340
Yahoo! Inc.(1)	28,676	592,446

		4,367,226
Leisure Equipment & Products — 0.1%
Eastman Kodak Co.	6,563	94,704
Hasbro, Inc.	2,589	92,479
Mattel, Inc.	8,533	146,085

		333,268
Life Sciences Tools & Services — 0.3%
Millipore Corp.(1)	1,523	103,351
PerkinElmer, Inc.	1,870	52,079
Thermo Fisher Scientific, Inc.(1)	8,790	489,867
Waters Corp.(1)	1,962	126,549

		771,846
Machinery — 1.9%
Caterpillar, Inc.	13,694	1,010,891
Cummins, Inc.	4,472	293,005
Danaher Corp.	5,766	445,712
Deere & Co.	9,532	687,543
Dover Corp.	4,232	204,702
Eaton Corp.	3,646	309,801
Illinois Tool Works, Inc.	8,808	418,468
Ingersoll-Rand Co. Ltd., Class A	6,704	250,931
ITT Corp.	4,742	300,311
PACCAR, Inc.	7,909	330,833
Pall Corp.	2,232	88,566
Parker Hannifin Corp.	3,547	252,972
Terex Corp.(1)	2,300	118,151
The Manitowoc Co., Inc.	2,700	87,831

		4,799,717
Media — 2.8%
CBS Corp., Class B	15,737	306,714
Clear Channel Communications, Inc.	11,454	403,181
Comcast Corp., Class A	65,332	1,239,348
E.W. Scripps Co., Class A	1,600	66,464
Gannett Co., Inc.	5,313	115,133
Meredith Corp.	742	20,991
News Corp., Class A	50,300	756,512
Omnicom Group, Inc.	7,322	328,611
The DIRECTV Group, Inc.(1)	15,600	404,196
The Interpublic Group of Companies, Inc.(1)	11,603	99,786
The McGraw-Hill Companies, Inc.	6,924	277,791
The New York Times Co., Class A	3,273	50,371
The Walt Disney Co.	42,416	1,323,379
The Washington Post Co., Class B	123	72,189

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	11

Schedule of Investments — RS S&P 500 Index VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Media (continued)
Time Warner, Inc.	77,424	$1,145,875
Viacom, Inc., Class B(1)	14,037	428,690

		7,039,231
Metals & Mining — 1.3%
Alcoa, Inc.	17,725	631,364
Allegheny Technologies, Inc.	2,406	142,628
Freeport-McMoran Copper & Gold, Inc., Class B	8,203	961,309
Newmont Mining Corp.	10,104	527,025
Nucor Corp.	7,022	524,333
Titanium Metals Corp.	1,900	26,581
United States Steel Corp.	2,588	478,211

		3,291,451
Multi-Utilities — 0.5%
NiSource, Inc.	4,793	85,891
PG&E Corp.	8,080	320,695
Public Service Enterprise Group, Inc.	11,568	531,318
Sempra Energy	5,394	304,491

		1,242,395
Multiline Retail — 0.7%
Big Lots, Inc.(1)	1,734	54,170
Dillards, Inc., Class A	1,262	14,601
Family Dollar Stores, Inc.	3,292	65,642
J.C. Penney Co., Inc.	4,898	177,748
Kohl’s Corp.(1)	6,913	276,797
Macy’s, Inc.	9,794	190,200
Nordstrom, Inc.	3,640	110,292
Sears Holdings Corp.(1)	1,611	118,666
Target Corp.	17,546	815,714

		1,823,830
Office Electronics — 0.1%
Xerox Corp.	20,891	283,282

		283,282
Oil, Gas & Consumable Fuels — 12.4%
Anadarko Petroleum Corp.	10,686	799,740
Apache Corp.	7,496	1,041,944
Cabot Oil & Gas Corp.	2,100	142,233
Chesapeake Energy Corp.	10,700	705,772
Chevron Corp.	45,419	4,502,385
ConocoPhillips	34,035	3,212,564
CONSOL Energy, Inc.	3,900	438,243
Devon Energy Corp.	9,598	1,153,296
El Paso Corp.	16,290	354,145
EOG Resources, Inc.	5,345	701,264
Exxon Mobil Corp.	117,102	10,320,199
Hess Corp.	6,021	759,790
Marathon Oil Corp.	15,696	814,151
Massey Energy Co.	1,700	159,375
Murphy Oil Corp.	4,000	392,200
Noble Energy, Inc.	3,700	372,072
Occidental Petroleum Corp.	18,358	1,649,650
Peabody Energy Corp.	5,800	510,690
Range Resources Corp.	3,200	209,728
Southwestern Energy Co.(1)	7,500	357,075
Spectra Energy Corp.	14,751	423,944

June 30, 2008 (unaudited)	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco, Inc.	2,532	$103,027
Tesoro Corp.	2,900	57,333
Valero Energy Corp.	11,700	481,806
Williams Companies, Inc.	12,415	500,449
XTO Energy, Inc.	11,241	770,121

		30,933,196
Paper & Forest Products — 0.2%
International Paper Co.	9,605	223,797
MeadWestvaco Corp.	2,990	71,282
Weyerhaeuser Co.	5,010	256,211

		551,290
Personal Products — 0.2%
Avon Products, Inc.	9,396	338,444
Estee Lauder Companies, Inc., Class A	2,300	106,835

		445,279
Pharmaceuticals — 6.0%
Abbott Laboratories	33,989	1,800,397
Allergan, Inc.	6,626	344,883
Barr Pharmaceuticals, Inc.(1)	2,000	90,160
Bristol-Myers Squibb Co.	44,637	916,398
Eli Lilly & Co.	22,839	1,054,248
Forest Laboratories, Inc.(1)	7,079	245,925
Johnson & Johnson	61,754	3,973,252
King Pharmaceuticals, Inc.(1)	5,445	57,009
Merck & Co., Inc.	48,258	1,818,844
Mylan, Inc.(1)	6,600	79,662
Pfizer, Inc.	148,003	2,585,612
Schering-Plough Corp.	34,720	683,637
Watson Pharmaceuticals, Inc.(1)	1,956	53,145
Wyeth	29,569	1,418,129

		15,121,301
Real Estate Investment Trusts — 1.1%
Apartment Investment & Management Co., Class A	1,915	65,225
AvalonBay Communities, Inc.	1,600	142,656
Boston Properties, Inc.	2,500	225,550
Developers Diversified Realty Corp.	2,600	90,246
Equity Residential	5,321	203,635
General Growth Properties, Inc.	5,700	199,671
HCP, Inc.	4,900	155,869
Host Hotels & Resorts, Inc.	10,800	147,420
Kimco Realty Corp.	5,500	189,860
Plum Creek Timber Co., Inc.	3,362	143,591
ProLogis	5,292	287,620
Public Storage, Inc.	2,900	234,291
Simon Property Group, Inc.	4,702	422,663
Vornado Realty Trust	2,700	237,600

		2,745,897
Real Estate Management & Development — 0.0%
CB Richard Ellis Group, Inc., Class A(1)	3,700	71,040

		71,040
Road & Rail — 1.1%
Burlington Northern Santa Fe Corp.	6,361	635,400
CSX Corp.	8,968	563,280

The accompanying notes are an integral part of these financial statements.

12	RS S&P 500 Index VIP Series

June 30, 2008 (unaudited)	Shares	Value

Road & Rail (continued)
Norfolk Southern Corp.	8,129	$509,445
Ryder System, Inc.	1,430	98,498
Union Pacific Corp.	11,284	851,942

		2,658,565
Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc.(1)	11,902	69,389
Altera Corp.	6,790	140,553
Analog Devices, Inc.	6,027	191,478
Applied Materials, Inc.	29,509	563,327
Broadcom Corp., Class A(1)	10,244	279,559
Intel Corp.	127,753	2,744,134
KLA-Tencor Corp.	4,028	163,980
Linear Technology Corp.	5,347	174,152
LSI Corp.(1)	14,361	88,177
MEMC Electronic Materials, Inc.(1)	4,800	295,392
Microchip Technology, Inc.	4,600	140,484
Micron Technology, Inc.(1)	16,828	100,968
National Semiconductor Corp.	5,458	112,107
Novellus Systems, Inc.(1)	2,370	50,220
NVIDIA Corp.(1)	12,261	229,526
Teradyne, Inc.(1)	3,377	37,383
Texas Instruments, Inc.	29,380	827,341
Xilinx, Inc.	5,730	144,682

		6,352,852
Software — 3.5%
Adobe Systems, Inc.(1)	11,654	459,051
Autodesk, Inc.(1)	4,616	156,067
BMC Software, Inc.(1)	3,606	129,816
CA, Inc.	9,555	220,625
Citrix Systems, Inc.(1)	4,616	135,757
Compuware Corp.(1)	5,622	53,634
Electronic Arts, Inc.(1)	6,400	284,352
Intuit, Inc.(1)	6,330	174,518
Microsoft Corp.	175,565	4,829,793
Novell, Inc.(1)	7,029	41,401
Oracle, Corp.(1)	86,111	1,808,331
Symantec Corp.(1)	21,273	411,632

		8,704,977
Specialty Retail — 1.5%
Abercrombie & Fitch Co., Class A	1,500	94,020
Applied Biosystems, Inc.	3,176	106,332
AutoNation, Inc.(1)	3,700	37,074
AutoZone, Inc.(1)	974	117,864
Bed, Bath & Beyond, Inc.(1)	5,864	164,778
Best Buy Co., Inc.	7,540	298,584
GameStop Corp., Class A(1)	3,400	137,360
Limited Brands, Inc.	7,095	119,551
Lowe’s Companies, Inc.	31,468	652,961
Office Depot, Inc.(1)	5,824	63,715
RadioShack Corp.	2,565	31,473
Staples, Inc.	14,990	356,012
The Gap, Inc.	12,514	208,608
The Home Depot, Inc.	36,530	855,533
The Sherwin-Williams Co.	2,251	103,388
Tiffany & Co.	3,379	137,694
TJX Companies, Inc.	8,872	279,202

		3,764,149

June 30, 2008 (unaudited)	Shares	Value

Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(1)	7,600	$219,488
Jones Apparel Group, Inc.	1,927	26,496
Liz Claiborne, Inc.	2,595	36,719
NIKE, Inc., Class B	8,816	525,522
Polo Ralph Lauren Corp.	1,200	75,336
VF Corp.	1,636	116,451

		1,000,012
Thrifts & Mortgage Finance — 0.4%
Countrywide Financial Corp.	12,410	52,742
Federal National Mortgage Association	23,513	458,739
Freddie Mac	13,887	227,747
Hudson City Bancorp, Inc.	10,500	175,140
MGIC Investment Corp.	2,536	15,495
Sovereign Bancorp, Inc.	8,365	61,566
Washington Mutual, Inc.	22,921	113,001

		1,104,430
Tobacco — 1.5%
Altria Group, Inc.	45,095	927,153
Lorillard, Inc.(1)	3,700	255,892
Philip Morris International, Inc.	45,095	2,227,242
Reynolds American, Inc.	3,678	171,652
UST, Inc.	3,831	209,211

		3,791,150
Trading Companies & Distributors — 0.1%
W.W. Grainger, Inc.	1,692	138,406

		138,406
Wireless Telecommunication Services — 0.4%
American Tower Corp., Class A(1)	8,500	359,125
Sprint Nextel Corp.	61,117	580,611

		939,736

Total Common Stocks (Cost $212,494,209)		245,880,248

	Principal Amount	Value
U.S. Government Securities — 0.1%
U.S. Treasury Bills — 0.1%
United States Treasury Bill 1.35% due 7/3/2008(2)	$50,000	49,996
1.81% due 9/4/2008(2)	15,000	14,951
1.855% due 9/18/2008(2)	230,000	229,064

		294,011

Total U.S. Government Securities (Cost $294,011)		294,011

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	49	1,979
RS Emerging Growth Fund, Class Y(3)	67	2,311

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	13

Schedule of Investments — RS S&P 500 Index VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan (continued)
RS Emerging Markets Fund, Class A(3)	65	$1,581
RS Equity Dividend Fund, Class Y(3)	30	251
RS Global Natural Resources Fund, Class Y(3)	34	1,484
RS Growth Fund, Class Y(3)	100	1,238
RS Investment Quality Bond Fund, Class A(3)	27	256
RS Investors Fund, Class Y(3)	90	856
RS MidCap Opportunities Fund, Class Y(3)	46	560
RS Partners Fund, Class Y(3)	45	1,339
RS S&P 500 Index Fund, Class A(3)	28	245
RS Smaller Company Growth Fund, Class Y(3)	27	450
RS Technology Fund, Class Y(3)	48	707
RS Value Fund, Class Y(3)	91	2,339

Total Other Investments (Cost $16,005)		15,596

	Principal Amount	Value
Repurchase Agreements — 1.6%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $3,949,230, due 7/1/2008, collateralized by FHLB, 5.00%, due 6/11/2018, with a value of $4,029,000	$3,949,000	3,949,000

Total Repurchase Agreements (Cost $3,949,000)		3,949,000

Total Investments — 99.9% (Cost $216,753,225)		250,138,855

Other Assets, Net — 0.1%		225,399

Total Net Assets — 100.0%		$250,364,254

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 INDEX	12	9/2008	$3,843	$(253,710)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$250,138,855	$(253,710)
Level 2 — Significant Other Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$250,138,855	$(253,710)

*	Other financial instruments include futures, forwards and swap contracts.

The accompanying notes are an integral part of these financial statements.

14	RS S&P 500 Index VIP Series

Financial Information — RS S&P 500 Index VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$250,138,855
Cash and cash equivalents	625
Dividends/interest receivable	324,419
Receivable for fund shares subscribed	113,269
Due from distributor	14,459
Prepaid expenses	6,845
Receivable for variation margin	3,300

Total Assets	250,601,772

Liabilities
Payable to adviser	53,457
Payable for fund shares redeemed	48,678
Trustees’ deferred compensation	15,596
Payable for investments purchased	3,316
Accrued expenses/other liabilities	116,471

Total Liabilities	237,518

Total Net Assets	$250,364,254

Net Assets Consist of:
Paid-in capital	$345,925,646
Accumulated undistributed net investment income	2,399,081
Accumulated net realized loss from investments, futures contracts and foreign currency transactions	(131,092,393)
Net unrealized appreciation on investments and futures contracts	33,131,920

Total Net Assets	$250,364,254

Investments, at Cost	$216,753,225

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	26,557,130

Net Asset Value Per Share	$9.43

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$68,476
Dividends	2,656,939
Withholding taxes on foreign dividends	(125)

Total Investment Income	2,725,290

Expenses
Investment advisory fees	325,871
Shareholder reports	34,066
Professional fees	28,578
Custodian fees	24,187
Administrative service fees	19,127
Trustees’ fees and expenses	8,709
Registration fees	8,186
Insurance expense	4,537
Other expense	3,338

Total Expenses	456,599
Less: Fee waiver by distributor	(91,596)

Total Expenses, Net	365,003

Net Investment Income	2,360,287

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized loss from investments	(677,215)
Net realized loss from futures contracts	(627,031)
Net realized gain from foreign currency transactions	8
Net change in unrealized depreciation on investments	(34,913,698)
Net change in unrealized depreciation on futures contracts	(92,230)

Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(36,310,166)

Net Decrease in Net Assets Resulting from Operations	$(33,949,879)

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	15

Financial Information — RS S&P 500 Index VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$2,360,287	$4,837,840
Net realized gain/(loss) from investments, foreign currency transactions and futures contracts	(1,304,238)	2,260,748
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(35,005,928)	6,990,996

Net Increase/(Decrease) in Net Assets Resulting from Operations	(33,949,879)	14,089,584

Distributions to Shareholders
Net investment income	—	(4,914,798)

Total Distributions	—	(4,914,798)

Capital Share Transactions
Proceeds from sales of shares	12,282,455	21,108,628
Reinvestment of distributions	—	4,914,798
Cost of shares redeemed	(10,905,559)	(20,651,753)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,376,896	5,371,673

Net Increase/(Decrease) in Net Assets	(32,572,983)	14,546,459

Net Assets

Beginning of period	282,937,237	268,390,778

End of period	$250,364,254	$282,937,237

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,399,081	$38,794

Other Information:

Shares
Sold	1,236,569	1,952,027
Reinvested	—	461,483
Redeemed	(1,095,243)	(1,902,682)

Net Increase	141,326	510,828

The accompanying notes are an integral part of these financial statements.

16	RS S&P 500 Index VIP Series

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RS S&P 500 Index VIP Series	17

Financial Information — RS S&P 500 Index VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$10.71	$0.09	$(1.37)	$(1.28)	$—	$—	$—

Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)

Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)	—	(0.16)

Year Ended 12/31/05	8.86	0.14	0.26	0.40	(0.14)	—	(0.14)

Year Ended 12/31/04	8.14	0.14	0.72	0.86	(0.14)	—	(0.14)

Year Ended 12/31/03	6.44	0.11	1.70	1.81	(0.11)	—	(0.11)

The accompanying notes are an integral part of these financial statements.

18	RS S&P 500 Index VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$ 9.43	(11.95)%	$250,364	0.28%	0.35%	1.81%	1.74%	2%

10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%

10.36	15.46%	268,391	0.28%	0.36%	1.72%	1.64%	2%

9.12	4.54%	219,529	0.28%	0.37%	1.61%	1.52%	2%

8.86	10.59%	202,818	0.28%	0.36%	1.75%	1.67%	1%

8.14	28.25%	170,825	0.28%	0.40%	1.51%	1.39%	12%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	19

Notes to Financial Statements — RS S&P 500 Index VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

20	RS S&P 500 Index VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 – quoted prices in active markets for identical investments

➢	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of unin-

RS S&P 500 Index VIP Series	21

Notes to Financial Statements — RS S&P 500 Index VIP Series (unaudited) (continued)

vested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.28% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return

22	RS S&P 500 Index VIP Series

of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total
$4,914,798

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$53,812	$—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were as follows:

Expiring	Amount
2010	$112,667,814
2011	11,938,809
2013	549,960

Total	$125,156,583

During the year ended December 31, 2007, the Fund utilized capital loss carryovers of $1,574,982.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had no such losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008 was $221,535,951. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $64,522,947 and $(35,920,043), respectively, resulting in net unrealized appreciation of $28,602,904.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $11,095,138 and $5,290,404, respectively, for the six months ended June 30, 2008.

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price

RS S&P 500 Index VIP Series	23

Notes to Financial Statements — RS S&P 500 Index VIP Series (unaudited) (continued)

plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the

24	RS S&P 500 Index VIP Series

SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

RS S&P 500 Index VIP Series	25

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger,

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

26	RS S&P 500 Index VIP Series

deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

RS S&P 500 Index VIP Series	27

Supplemental Information — unaudited (continued)

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that

28	RS S&P 500 Index VIP Series

information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedure

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS S&P 500 Index VIP Series	29

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

30	RS S&P 500 Index VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS S&P 500 Index VIP Series	31

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

32	RS S&P 500 Index VIP Series

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS International Growth VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS International Growth VIP Series

John F. Carnegie

John F. Carnegie (BG) has managed RS International Growth VIP Series since 2006*. He joined Baillie Gifford in 2006 and is a director in the institutional clients department with responsibility for North American clients. Prior to that, he spent ten years working as a sell side equity analyst for Credit Suisse, Citigroup and ABN AMRO. Mr. Carnegie holds a B.A. in sociology from Durham University and a MLitt in management, economics and politics from St Andrews University.

Joseph M. Faraday

Joseph M. Faraday (BG) has managed RS International Growth VIP Series since 2005*. He joined Baillie Gifford’s graduate scheme in September 2002 and is an investment manager in the developed Asia including Japan investment team. Mr. Faraday holds an MEng in Chemical Engineering from Cambridge University.

Paul Faulkner

Paul Faulkner (BG) has been a member of the investment management team of RS International Growth VIP Series since 2008. He joined Baillie Gifford in 2000 and since then has had experience with both the United Kingdom and European investment teams. Dr. Faulkner holds a BSc in geology from Edinburgh University, an MSc in petroleum geo-science from Imperial College, and a PhD in geology/geophysics from Cambridge University.

Christopher C. Huckle, CFA

Christopher C. Huckle, CFA (BG) has managed RS International Growth VIP Series since 2008. He joined Baillie Gifford in 2000 and is a director in the institutional clients department where he has responsibility for North American clients. Mr. Huckle holds a M.A. in psychology from Edinburgh University, a MSc in neural computation from the University of Stirling, and a PhD in cognitive science from the University of Edinburgh.

RS International Growth VIP Series	3

RS International Growth VIP Series

R. Robin Menzies

R. Robin Menzies (BG) has managed RS International Growth VIP Series since 1991.* In this role, Mr. Menzies works with the investment management teams at BG Overseas, which make the securities selections for the Fund, and an investment policy committee of BG Overseas, which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1973. He received a B.A. in engineering and law from Cambridge University.

*	Includes service as portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	Markets fell during the first half of the year, the woes for banks continued, and inflationary pressures became more evident.
➢	The RS International Growth VIP Series underperformed its benchmark for the six months ended June 30, 2008.
➢	The holdings in industrials and energy companies fared well, the latter driven by rising oil prices. On the other hand, the holdings in health care and materials companies detracted from performance.

Market Overview

The first half of 2008 saw many themes with which we are becoming all too familiar: large losses for financial companies, sharply rising oil prices, and a lack of availability of funding for companies and consumers in mature economies. A new player on the stage of global financial concerns was inflation, and we encountered a situation in which expectations in many mature economies are for interest rate rises rather than cuts. Lower rates would be desirable for many areas of economies that are struggling (such as housing and consumer-related sectors), but the presence of food and energy price inflation means that the hands of central bankers are tied.

Performance

The RS International Growth VIP Series declined 7.85% for the six months ended June 30, 2008, compared with its benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index2, which fell 7.84%. The notable features were a relative recovery in Japanese companies, where the index decline was weaker than the average, and strong absolute performance from energy and materials companies.

Portfolio Review

With the price of oil rising from $94 to $139 during the period, our energy holdings were important to the Fund’s relative performance. Seadrill, a Norwegian oil offshore drilling contractor, rose strongly as demand for its fleet of semi-submersibles, jack-ups, tender rigs, and drill ships remained solid. The company has particular expertise in deep water areas, which we think is even more valuable as new discoveries of oil tend to be in places where the technical demands for extraction are ever greater. Other energy holdings that contributed to the Fund’s performance were Petrobras, the Brazilian national oil company, and John Wood Group, an international oil services company based in Scotland.

We remain positive about the prospects for a number of industrial companies, believing that the demand for new equipment (which is very strong at present) will be supplemented in years to come by high levels of service and maintenance revenue. The industrials sector is diverse, and some of the holdings that performed well included Finnish elevator company Kone, Swedish manufacturer of compressors Atlas Copco, and British

4	RS International Growth VIP Series

engineering company Weir Group. Demand from the booming economies of Asia remains strong, and these companies are seeing double-digit growth in new orders, which we think underpins their earnings potential.

The Fund benefited from not holding some of the major companies in the index that performed poorly, such as Nokia, Siemens, Telefónica, and Veolia Environnement. It is interesting to note that the latter two stocks—a telecommunications company and a utilities services company—should be relatively defensive in this environment when market volatility is high, but in many areas of the market traditional staples have proved disappointing.

The Fund suffered from the underperformance in consumer staples companies such as Carrefour, Électricité de France, Celesio, and L’Oreal. We believe that all these companies have strong competitive advantages, which will help them contribute to the Fund’s performance over the long term, but they highlight the difficultly of picking stocks in the current volatile environment.

The Fund’s underweight position in materials companies detracted from performance during the period. There are some striking examples of price rises in this area (the current round of iron ore negotiations saw prices nearly double), and owning neither Rio Tinto nor BHP Billiton detracted from the Fund’s performance.

Banks and other financial companies remain a talking point and were the most poorly performing sectors of the index during the period. The Fund’s performance was adversely affected by holdings in Svenska Handelsbank and Royal Bank of Scotland. We have sold Royal Bank of Scotland because we think the recovery process may take many years given the scale of the problems over the past 12 months for these types of companies. However, not all financial holdings detracted from performance. We added a Swiss wealth manager, Partners Group, to the portfolio in the past few months, and this company was a prominent contributor to performance. We believe that wealth management has considerable potential, and that Partners Group has particular expertise in absolute funds, which may look attractive if market volatility continues.

Outlook

We are continuing to see the impact on global markets of the credit crisis and more recently of higher energy and food prices (rising wage inflation in the emerging markets). The weakness of the index in 2008 can be linked to these factors. Although earnings estimates may continue to fall in the short term and further weakness cannot be ruled out, we retain a positive view of the medium to long term, with global growth continuing to be driven by the stronger emerging markets. We believe that market valuations remain fair, and that the Fund is positioned with stocks that are well placed over the medium term.

We thank you for your investment and continued support.

John Carnegie Co-Portfolio Manager Paul Faulkner Co-Portfolio Manager R. Robin Menzies Co-Portfolio Manager	Joseph Faraday Co-Portfolio Manager Christopher Huckle Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

RS International Growth VIP Series	5

RS International Growth VIP Series (continued)

Total Net Assets: $285,809,334	Data as of June 30, 2008

Geographical Location vs. Index[1]

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Atlas Copco AB	Sweden	2.89%
Kone Oyj	Finland	2.84%
Essilor International S.A.	France	2.65%
Seadrill Ltd.	Norway	2.44%
BG Group PLC	United Kingdom	2.28%
Mitsui & Co. Ltd.	Japan	2.18%
Nestle S.A.	Switzerland	2.14%
Canon, Inc.	Japan	1.98%
L’Oreal S.A.	France	1.88%
Vodafone Group PLC	United Kingdom	1.88%
Total		23.16%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS International Growth VIP Series

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS International Growth VIP Series	02/08/91	-7.85%	-3.93%	14.95%	16.22%	5.49%	9.06%
MSCI EAFE Growth Index[2]		-7.84%	-4.07%	15.07%	16.64%	4.42%	5.76%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.96%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS International Growth VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$921.50	$4.40	0.92%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.28	$4.63	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	RS International Growth VIP Series

Schedule of Investments – RS International Growth VIP Series

June 30, 2008 (unaudited)	Shares	Value

Common Stocks — 96.1%
Australia — 4.9%
Beverages — 0.4%
Fosters Group Ltd.	255,500	$1,241,820
Commercial Banks — 0.6%
Australia & NZ Banking Group Ltd.	87,754	1,574,826
Commercial Services & Supplies — 0.4%
Brambles Ltd.	116,500	974,990
Construction Materials — 0.1%
James Hardie Industries N.V.	78,000	317,045
Food & Staples Retailing — 0.4%
Woolworths Ltd.	45,900	1,075,849
Insurance — 0.2%
AMP Ltd.	95,000	609,270
Metals & Mining — 2.2%
BHP Billiton Ltd.	120,221	5,036,417
Rio Tinto Ltd.	9,875	1,282,733

		6,319,150
Oil, Gas & Consumable Fuels — 0.6%
Woodside Petroleum Ltd.	27,900	1,805,377

		13,918,327
Belgium — 1.3%
Diversified Financial Services — 1.3%
Groupe Bruxelles Lambert S.A.	30,000	3,571,327

		3,571,327
Denmark — 2.1%
Chemicals — 1.2%
Novozymes AS, Class B	39,900	3,605,371
Marine — 0.9%
A.P. Moeller-Maersk AS, Class B	206	2,522,484

		6,127,855
Finland — 2.8%
Construction & Engineering — 2.8%
Kone Oyj, Class B	230,800	8,117,983

		8,117,983
France — 11.9%
Communications Equipment — 1.1%
Neopost S.A.	28,813	3,048,959
Diversified Financial Services — 0.9%
Eurazeo	24,033	2,564,713
Electrical Equipment — 1.1%
Alstom	13,344	3,081,460
Food & Staples Retailing — 1.4%
Carrefour S.A.	71,529	4,049,776
Health Care Equipment & Supplies — 2.7%
Essilor International S.A.	123,820	7,571,801
Machinery — 1.6%
Vallourec	13,308	4,670,587
Multi-Utilities — 1.2%
Electricite de France	36,800	3,496,087
Personal Products — 1.9%
L’Oreal S.A.	49,406	5,375,104

		33,858,487

June 30, 2008 (unaudited)	Shares	Value

Germany — 2.5%
Air Freight & Logistics — 0.8%
Deutsche Post AG	92,252	$2,411,088
Health Care Providers & Services — 1.7%
Celesio AG	130,693	4,728,588

		7,139,676
Hong Kong — 2.4%
Commercial Banks — 0.7%
BOC Hong Kong Holdings Ltd.	730,000	1,933,310
Distributors — 0.2%
Li & Fung Ltd.	177,000	533,457
Diversified Financial Services — 0.4%
Hong Kong Exchanges & Clearing Ltd.	90,000	1,315,849
Real Estate Management & Development — 1.1%
Cheung Kong Holdings Ltd.	137,000	1,846,638
Hang Lung Properties Ltd.	405,000	1,298,535

		3,145,173

		6,927,789
India — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Reliance Industries Ltd., GDR, 144A(1)(2)	15,300	1,505,520

		1,505,520
Italy — 1.2%
Commercial Banks — 1.2%
UniCredito Italiano SpA	564,812	3,457,033

		3,457,033
Japan — 16.4%
Automobiles — 0.9%
Nissan Motor Co. Ltd.	310,200	2,561,995
Beverages — 1.0%
Asahi Breweries Ltd.	157,300	2,936,089
Electrical Equipment — 0.9%
Mitsubishi Electric Corp.	230,000	2,480,106
Electronic Equipment & Instruments — 1.6%
Hirose Electric Co. Ltd.	20,100	2,017,855
Kyocera Corp.	26,000	2,448,557

		4,466,412
Food & Staples Retailing — 0.9%
AEON Co., Ltd.	198,800	2,454,460
Insurance — 1.7%
Millea Holdings, Inc.	72,500	2,826,671
Mitsui Sumitomo Insurance Group Holdings, Inc.(3)	63,000	2,171,493

		4,998,164
Internet Software & Services — 0.5%
Rakuten, Inc.	2,578	1,301,321
Machinery — 1.4%
Komatsu Ltd.	90,600	2,525,554
SMC Corp.	13,500	1,478,599

		4,004,153

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	9

Schedule of Investments – RS International Growth VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Japan (continued)
Marine — 0.6%
Mitsui O.S.K. Lines Ltd.	119,000	$1,695,597
Office Electronics — 2.0%
Canon, Inc.	109,800	5,645,882
Oil, Gas & Consumable Fuels — 0.4%
INPEX Holdings, Inc.	65	820,267
Japan Petroleum Exploration Co., Ltd.	6,200	442,586

		1,262,853
Paper & Forest Products — 0.4%
Nippon Paper Group, Inc.	461	1,259,029
Real Estate Management & Development — 0.3%
Sumitomo Realty & Development Co. Ltd.	40,000	794,839
Specialty Retail — 0.5%
Yamada Denki Co. Ltd.	22,090	1,572,731
Tobacco — 0.7%
Japan Tobacco, Inc.	477	2,034,948
Trading Companies & Distributors — 2.6%
Hitachi High-Technologies Corp.	53,600	1,241,757
Mitsui & Co. Ltd.	282,000	6,227,716

		7,469,473

		46,938,052
Netherlands — 1.2%
Metals & Mining — 1.2%
ArcelorMittal	34,750	3,435,925

		3,435,925
Norway — 5.0%
Energy Equipment & Services — 1.7%
Aker Kvaerner ASA	208,764	4,928,900
Food Products — 0.8%
Marine Harvest(3)	3,161,723	2,321,692
Oil, Gas & Consumable Fuels — 2.5%
Seadrill Ltd.	227,799	6,966,091

		14,216,683
People’s Republic of China — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
China Shenhua Energy Co. Ltd., H shares	396,500	1,556,049

		1,556,049
Russia — 1.7%
Metals & Mining — 0.5%
MMC Norilsk Nickel, ADR(4)	60,400	1,528,120
Oil, Gas & Consumable Fuels — 0.6%
OAO Gazprom, ADR(4)	29,500	1,711,000
Wireless Telecommunication Services — 0.6%
Mobile TeleSystems, ADR(4)	21,800	1,670,098

		4,909,218
Singapore — 1.0%
Commercial Banks — 0.4%
DBS Group Holdings Ltd.	76,000	1,053,515

June 30, 2008 (unaudited)	Shares	Value

Singapore (continued)
Industrial Conglomerates — 0.6%
Keppel Corp. Ltd.	210,000	$1,719,452

		2,772,967
Sweden — 7.5%
Commercial Banks — 1.3%
Svenska Handelsbanken AB, Class A	160,167	3,816,381
Diversified Financial Services — 1.8%
Investor AB, Class B	243,258	5,139,865
Health Care Equipment & Supplies — 1.5%
Getinge AB, Class B	170,480	4,175,344
Machinery — 2.9%
Atlas Copco AB, Class B	619,157	8,250,355

		21,381,945
Switzerland — 11.9%
Building Products — 1.2%
Geberit AG	24,120	3,553,482
Commercial Banks — 1.2%
UBS AG	156,246	3,279,246
Computers & Peripherals — 0.7%
Logitech International S.A.(3)	71,446	1,923,318
Consumer Finance — 1.1%
Partners Group Holding AG	23,642	3,260,886
Diversified Telecommunication Services — 1.4%
Swisscom AG	11,610	3,872,652
Food Products — 2.1%
Nestle S.A.	135,480	6,121,831
Health Care Equipment & Supplies — 1.1%
Straumann Holding AG	13,600	3,259,048
Machinery — 1.1%
Schindler Holding AG	43,320	3,229,228
Pharmaceuticals — 0.6%
Basilea Pharmaceutica(3)	10,320	1,681,022
Textiles, Apparel & Luxury Goods — 1.4%
Compagnie Financiere Richemont AG, Class A	69,800	3,887,837

		34,068,550
Taiwan — 1.3%
Electronic Equipment & Instruments — 0.6%
Hon Hai Precision Industry Co. Ltd., GDR(2)	175,500	1,749,735
Semiconductors & Semiconductor Equipment — 0.7%
Taiwan Semiconductor Mfg. Co. Ltd., ADR(4)	165,776	1,808,616

		3,558,351
United Kingdom — 20.0%
Commercial Banks — 2.2%
Royal Bank of Scotland	539,330	2,309,668
Standard Chartered PLC	137,000	3,902,232

		6,211,900
Commercial Services & Supplies — 1.2%
Capita Group PLC	137,419	1,881,811
Hays PLC	774,000	1,395,231

		3,277,042

The accompanying notes are an integral part of these financial statements.

10	RS International Growth VIP Series

June 30, 2008 (unaudited)	Shares	Value

United Kingdom (continued)
Construction & Engineering — 1.5%
Amec PLC	133,747	$2,370,994
The Weir Group PLC	107,700	2,012,218

		4,383,212
Containers & Packaging — 0.8%
Rexam PLC	313,000	2,415,864
Health Care Equipment & Supplies — 0.5%
Smith & Nephew PLC	129,000	1,423,495
Media — 0.8%
Reed Elsevier PLC	206,895	2,373,717
Metals & Mining — 3.0%
Johnson Matthey PLC	51,816	1,905,250
Lonmin PLC	31,040	1,972,900
Xstrata PLC	57,000	4,568,665

		8,446,815
Oil, Gas & Consumable Fuels — 5.7%
BG Group PLC	250,000	6,508,368
Cairn Energy PLC(3)	55,068	3,548,380
John Wood Group PLC	414,018	4,077,951
Royal Dutch Shell PLC, Class A	53,200	2,186,086

		16,320,785
Pharmaceuticals — 1.7%
GlaxoSmithKline PLC	222,277	4,927,722
Tobacco — 0.7%
Imperial Tobacco Group PLC	51,900	1,934,183
Wireless Telecommunication Services — 1.9%
Vodafone Group PLC	1,805,700	5,364,452

		57,079,187

Total Common Stocks (Cost $221,633,540)		274,540,924

	Shares	Value
Preferred Stocks — 1.8%
Brazil — 1.8%
Commercial Banks — 0.6%
Banco Itau Holdings Financeira S.A., ADR(4)	80,000	1,624,800
Oil, Gas & Consumable Fuels — 1.2%
Petroleo Brasileiro S.A., ADR(4)	60,500	3,505,975

		5,130,775

Total Preferred Stocks (Cost $1,214,596)		5,130,775

June 30, 2008 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(5)	54	$2,182
RS Emerging Growth Fund, Class Y(5)	74	2,567
RS Emerging Markets Fund, Class A(5)	72	1,742
RS Equity Dividend Fund, Class Y(5)	34	287
RS Global Natural Resources Fund, Class Y(5)	38	1,660
RS Growth Fund, Class Y(5)	108	1,330
RS Investment Quality Bond Fund, Class A(5)	30	292
RS Investors Fund, Class Y(5)	95	898
RS MidCap Opportunities Fund, Class Y(5)	49	591
RS Partners Fund, Class Y(5)	50	1,499
RS S&P 500 Index Fund, Class A(5)	32	279
RS Smaller Company Growth Fund, Class Y(5)	31	514
RS Technology Fund, Class Y(5)	53	771
RS Value Fund, Class Y(5)	100	2,576

Total Other Investments (Cost $17,597)		17,188

	Principal Amount	Value
Repurchase Agreements — 0.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.2% dated 6/30/2008, maturity value of $2,340,013, due 7/1/2008, collateralized by U.S. Treasury Bond, 4.50%, due 2/15/2036, with a value of $2,391,606	$2,340,000	2,340,000

Total Repurchase Agreements (Cost $2,340,000)		2,340,000

Total Investments — 98.7% (Cost $225,205,733)		282,028,887

Other Assets, Net — 1.3%		3,780,447

Total Net Assets — 100.0%		$285,809,334

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $1,505,520, representing 0.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund's liquidity procedures approved by the Board of Trustees.

(2)	GDR — Global Depositary Receipt.
(3)	Non-income producing security.
(4)	ADR — American Depositary Receipt.
(5)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	11

Schedule of Investments – RS International Growth VIP Series

At June 30, 2008, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
GBP	$35,745,295	$35,120,354	7/10/2008	($624,941)

Legend:

GBP — Pound Sterling

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$282,028,887	($624,941)
Level 2 – Significant Other Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$282,028,887	($624,941)

*	Other financial instruments include futures, forwards and/or swap contracts.

The accompanying notes are an integral part of these financial statements.

12	RS International Growth VIP Series

Financial Information — RS International Growth VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$282,028,887
Cash and cash equivalents	732
Foreign currency, at value	3,248,839
Receivable for investments sold	1,198,240
Dividends/interest receivable	796,587
Receivable for fund shares subscribed	179,063
Prepaid expenses	8,149

Total Assets	287,460,497

Liabilities
Payable for open forward currency contracts	624,941
Payable for investments purchased	252,532
Payable for fund shares redeemed	413,169
Payable to adviser	195,778
Trustees’ deferred compensation	17,188
Accrued expenses/other liabilities	147,555

Total Liabilities	1,651,163

Total Net Assets	$285,809,334

Net Assets Consist of:
Paid-in capital	213,556,246
Accumulated undistributed net investment loss	(1,627,095)
Accumulated net realized gain from investments and foreign currency transactions	17,646,489
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	56,233,694

Total Net Assets	$285,809,334

Investments, at Cost	$225,205,733

Foreign Currency, at Cost	$3,249,771

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	12,871,901

Net Asset Value Per Share	$22.20

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$5,149
Dividends	6,246,313
Withholding taxes on foreign dividends	(566,188)

Total Investment Income	5,685,274

Expenses
Investment advisory fees	1,185,220
Custodian fees	68,896
Shareholder reports	39,898
Professional fees	31,143
Administrative service fees	21,706
Trustees’ fees and expenses	9,776
Insurance expense	4,914
Other expense	4,302

Total Expenses	1,365,855
Less: Custody credits	(1)

Total Expenses, Net	1,365,854

Net Investment Income	4,319,420

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain from investments	16,919,108
Net realized loss from foreign currency transactions	(424,214)
Net change in unrealized depreciation on investments	(44,897,182)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(597,903)

Net Loss on Investments and Foreign Currency Transactions	(29,000,191)

Net Decrease in Net Assets Resulting from Operations	$(24,680,771)

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	13

Financial Information — RS International Growth VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$4,319,420	$3,453,373
Net realized gain from investments and foreign currency transactions	16,494,894	31,185,600
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(45,495,085)	7,016,989

Net Increase/(Decrease) in Net Assets Resulting from Operations	(24,680,771)	41,655,962

Distributions to Shareholders
Net investment income	—	(10,555,160)

Total Distributions	—	(10,555,160)

Capital Share Transactions
Proceeds from sales of shares	17,345,333	46,941,055
Reinvestment of distributions	—	10,555,160
Cost of shares redeemed	(25,823,003)	(49,999,831)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(8,477,670)	7,496,384

Net Increase/(Decrease) in Net Assets	(33,158,441)	38,597,186

Net Assets

Beginning of period	318,967,775	280,370,589

End of period	$285,809,334	$318,967,775

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(5,946,515)

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(1,627,095)	$—

Other Information:

Shares
Sold	767,728	1,994,240
Reinvested	—	454,964
Redeemed	(1,135,035)	(2,133,886)

Net Increase/(Decrease)	(367,307)	315,318

The accompanying notes are an integral part of these financial statements.

14	RS International Growth VIP Series

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RS International Growth VIP Series	15

Financial Information — RS International Growth VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$24.09	$0.32	$(2.21)	$(1.89)	$—	$—	$—

Year Ended 12/31/07	21.69	0.29	2.94	3.23	(0.83)	—	(0.83)

Year Ended 12/31/06	17.80	0.20	3.92	4.12	(0.23)	—	(0.23)

Year Ended 12/31/05	15.60	0.22	2.24	2.46	(0.26)	—	(0.26)

Year Ended 12/31/04	13.40	0.16	2.08	2.24	(0.04)	—	(0.04)

Year Ended 12/31/03	10.46	0.14	2.99	3.13	(0.19)	—	(0.19)

The accompanying notes are an integral part of these financial statements.

16	RS International Growth VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$22.20	(7.85)%	$285,809	0.92%	0.92%	2.64%	2.64%	17%

24.09	15.02%	318,968	0.96%	0.96%	1.14%	1.14%	27%

21.69	23.43%	280,371	1.04%	1.04%	1.06%	1.06%	22%

17.80	16.02%	210,859	1.05%	1.05%	1.30%	1.30%	28%

15.60	16.72%	189,858	1.01%	1.01%	1.03%	1.03%	24%

13.40	30.03%	194,159	1.05%	1.05%	1.17%	1.17%	41%

Distributions	reflect actual per-share amounts distributed for the period.
[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	17

Notes to Financial Statements — RS International Growth VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS International Growth VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions

18	RS International Growth VIP Series

market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — quoted prices in active markets for identical investments

➢	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it

RS International Growth VIP Series	19

Notes to Financial Statements — RS International Growth VIP Series (unaudited) (continued)

was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

i.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 06/30/08	Average Borrowing*	Average Interest Rate*
$—	$600,582	5.26%
*	For the six months ended June 30, 2008.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at an annual rate of 0.76% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.40% of the average daily net assets of the Fund is payable by

20	RS International Growth VIP Series

GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.04% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total
$10,555,160

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Undistributed Long-Term Capital Gains
$1,270,532

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, the Fund utilized capital loss carryovers of $29,815,072 and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had $1,142,144 in deferred losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $229,994,351. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $70,486,507 and $(18,451,971), respectively, resulting in net unrealized appreciation of $52,034,536.

RS International Growth VIP Series	21

Notes to Financial Statements — RS International Growth VIP Series (unaudited) (continued)

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $50,576,562 and $60,779,295, respectively, for the six months ended June 30, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money

22	RS International Growth VIP Series

penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

RS International Growth VIP Series	23

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

24	RS International Growth VIP Series

capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS International Growth VIP Series	25

Supplemental Information — unaudited (continued)

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly

26	RS International Growth VIP Series

throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS International Growth VIP Series	27

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

28	RS International Growth VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS International Growth VIP Series	29

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

30	RS International Growth VIP Series

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Emerging Markets VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Emerging Markets VIP Series

Timothy Campbell

Timothy Campbell (BG) has managed RS Emerging Markets VIP Series since 2004.* Mr. Campbell joined Baillie Gifford in 1999 and worked as an investment manager in the emerging markets investment team before joining the institutional clients department in 2007. He is a member of the emerging markets policy committee. Mr. Campbell holds a B.A. in history from Trinity College, Dublin.

Edward H. Hocknell

Edward H. Hocknell (BG) has managed RS Emerging Markets VIP Series since inception.* In this role, Mr. Hocknell works with the investment management teams at BG Overseas, who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director at BG Overseas and a partner at Baillie Gifford & Co., where he has worked since 1984. He holds a B.A. from Oxford University.

Richard E. Sneller

Richard E. Sneller (BG) has been a member of the investment management team of RS Emerging Markets VIP Series since inception.* He joined Baillie Gifford in 1994 and is an investment manager in the emerging markets investment team. Mr. Sneller is a partner of Baillie Gifford & Co. He holds a BSc (Econ) in statistics from the London School of Economics and an MSc in investment analysis from Stirling University.

Michael P. Stirling-Aird

Michael P. Stirling-Aird (BG) has managed RS Emerging Markets VIP Series since 2008. He is a manager in the institutional clients department. Michael joined Baillie Gifford’s Institutional Clients Department in 2006 after four years with Alliance Trust, where he spent the final year as a business manager (third parties). Mr. Stirling-Aird is a client service manager with responsibility for international clients. He is a member of the emerging markets investment policy committee. He holds a MA in politics from Edinburgh University and a MSc in investment analysis from Stirling University.

RS Emerging Markets VIP Series	3

RS Emerging Markets VIP Series (continued)

William Sutcliffe

William Sutcliffe (BG) has managed RS Emerging Markets VIP Series since 2001.* He joined Baillie Gifford in 1999 and is an investment manager in the emerging markets investment team. Mr. Sutcliffe holds a MA in History from Glasgow University.

*	Includes service as portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	The emerging markets fell during the first six months of the year, following five consecutive years of double-digit returns.

➢	The RS Emerging Markets VIP Series underperformed its benchmark for the six months ended June 30, 2008.

➢	Overall, economic growth in the emerging markets remained strong.

Market Overview

The emerging markets were extremely volatile during the first six months of 2008, with the divergence between country and sector performance wider than it has been for some time. India, Turkey, South Korea, and China suffered heavy declines, whereas Brazil, Argentina, and the Czech Republic enjoyed strong double-digit positive returns. It was notable that those countries that were net exporters of commodities tended to fare better than those countries that were net importers. This should come as little surprise to investors, as the price of oil doubled in the past 12 months and iron ore annual contract prices rose by 80% to 95%.

Similarly, countries with the ability and the desire to deal with inflationary pressures performed better than those with little flexibility or poor control. Both the strong demand for commodities and increasing inflationary pressures were dominating features of recent market behavior and seem unlikely to dissipate in the near future.

Performance

Over the first half of the year, the RS Emerging Markets VIP Series declined 12.74% compared with its benchmark the Morgan Stanley Capital International Emerging Markets Free Index2, which declined 11.64% in the same period. It is interesting to note that the emerging markets, having significantly outperformed the developed markets over the previous five years, fell slightly less than the developed markets over the six-month period. This is an encouraging departure from previous cycles, when the emerging markets have typically exhibited much higher overall volatility than the developed markets.

Portfolio Review

In general, economic growth remains strong, but we are seeing greater differentiation between the weaker and stronger emerging market economies.

The Fund has been underweight in India for some time, as we struggled to find companies that were attractively valued. We have not doubted the high quality of some of the

4	RS Emerging Markets VIP Series

companies listed on the Indian exchange, so we are happy that the recent large declines in the market may enable the Fund to buy some excellent businesses on more appealing valuations.

Unsurprisingly, given the rise in the oil price from $94 to $139 over the past six months, the Fund saw strong contributions to relative performance from some of its holdings in oil-producing companies, including Dragon Oil, which has assets in the Turkmenistan area of the Caspian Sea; Petrobras, a Brazilian oil company; and CNOOC, the state-run Chinese offshore oil company. It is worth pointing out that we believe the valuations for Dragon Oil and Petrobras still do not fully capture their striking growth potential, especially when compared with their peers in the developed markets.

Other important contributors to Fund performance were from materials companies that benefited from strong emerging market demand and robust commodity prices. The two Russian steel companies, Evraz and Severstal, were meaningful contributors to performance, as was Ternium, a steel company with assets in Venezuela, Argentina, and Mexico.

On the flipside, some of the companies that suffered over the first half of the year were unsurprisingly in the financial sector. In particular, the Fund was overweight in Turkish banks, Garanti Bankasi and Turkiye Is Bankasi, which fell significantly during the period, as Turkey wrestled with inflation, a falling currency, and a current account deficit. We continue to believe that Turkey will overcome these short-term difficulties and that the banking sector stands to benefit significantly from increased loan growth that is currently being overlooked by the market.

During the first half of the year, the Fund’s performance benefited in relative terms from being underweight in Chinese stocks. Valuations in the Chinese market have been high since last summer, and the number of Chinese companies in the Fund reflected this. The A share market (China’s domestic Renminbi-denominated shares) has now fallen so sharply, however, that it is back to levels not seen since the start of 2007, which is quite a roundtrip. The Chinese benchmark itself has fallen more than 27% year to date. We are hopeful that, given the recent falls, we may have the opportunity to increase the Fund’s exposure to some strong Chinese businesses at increasingly appealing valuations.

Outlook

The impact of rising inflation is being felt around the globe as emerging markets transition from being exporters of deflation to exporters of capital. This presents both pitfalls and opportunities for stock pickers. What seems clear is that it is likely to lead to greater volatility in equity markets as economies wrestle with a heady mix of inflation, strong growth, and capital flows.

The performance of the different sectors largely supports this theory, displaying some themes that are becoming increasingly familiar. Energy and materials performed well but real estate and diversified financials have been weak. We are encouraged that after five consecutive years of double-digit returns from the emerging markets, the weak start to this year has been slightly less pronounced than the weakness seen in the developed markets. This seems a rational response, as we believe that emerging economies are in better financial shape than many developed markets and are set to grow faster.

Overall, we believe that China, Russia, Brazil, and the Middle East will remain the principal drivers of global growth over the coming years and we think that this may provide significant opportunities for strong investment returns.

We thank you for your investment and continued support.

Timothy Campbell Co-Portfolio Manager Richard Sneller Co-Portfolio Manager William Sutcliffe Co-Portfolio Manager	Edward H. Hocknell Co-Portfolio Manager Michael P. Stirling-Aird Co-Portfolio Manager

RS Emerging Markets VIP Series	5

RS Emerging Markets VIP Series (continued)

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

6	RS Emerging Markets VIP Series

Total Net Assets: $196,884,872	Data as of June 30, 2008

Geographical Location vs. Index[1] As of 12/31/2007

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Petroleo Brasileiro S.A.	Brazil	7.61%
Gazprom, ADR	Russia	4.12%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.81%
CNOOC Ltd.	People’s Republic of China	2.45%
Companhia Vale do Rio Doce	Brazil	2.38%
Imperial Energy Corp. PLC	Russia	2.35%
Norilsk Nickel, ADR	Russia	2.25%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.13%
Itausa-Investimentos Itau S.A.	Brazil	1.98%
Ternium S.A.	Argentina	1.94%
Total		30.02%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees.

RS Emerging Markets VIP Series	7

RS Emerging Markets VIP Series (continued)

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date		1 Year	3 Years	5 Years	10 Years	Since Inception
RS Emerging Markets VIP Series	10/17/94	–	12.74%	7.26%	30.83%	32.06%	17.73%	11.88%
MSCI EMF Index[2]		–	11.64%	4.89%	27.52%	30.15%	15.51%	7.25%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in the RS Emerging Markets VIP Series and the MSCI EMF Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.26%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com

8	RS Emerging Markets VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$1,229.20	$6.57	1.19%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.97	$5.95	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

RS Emerging Markets VIP Series	9

Schedule of Investments – RS Emerging Markets VIP Series

June 30, 2008 (unaudited)	Shares	Value

Common Stocks — 86.3%
Argentina — 1.9%
Metals & Mining — 1.9%
Ternium S.A., ADR(1)	90,900	$3,817,800

		3,817,800
Bolivia — 0.2%
Metals & Mining — 0.2%
Apex Silver Mines Ltd.(2)	65,478	321,497

		321,497
Brazil — 4.7%
Metals & Mining — 2.9%
Companhia Vale do Rio Doce, ADR(1)	130,700	4,681,674
MMX Mineracao e Metalicos SA(2)	34,000	1,049,841

		5,731,515
Multiline Retail — 1.8%
B2W Companhia Global do Varejo	45,900	1,680,414
Lojas Renner S.A.	92,500	1,839,498

		3,519,912

		9,251,427
Egypt — 0.8%
Diversified Financial Services — 0.8%
Egyptian Financial Group-Hermes Holding	165,117	1,484,761

		1,484,761
Hong Kong — 0.9%
Electronic Equipment & Instruments — 0.9%
Kingboard Chemical Holdings Ltd.	368,000	1,699,061

		1,699,061
India — 4.4%
Commercial Banks — 0.7%
ICICI Bank Ltd.	92,200	1,360,767
Construction Materials — 0.7%
ACC Ltd.	107,400	1,298,036
Diversified Financial Services — 0.2%
Reliance Capital Ltd.	22,200	463,968
Oil, Gas & Consumable Fuels — 1.9%
Reliance Industries Ltd.(2)	76,600	3,708,491
Real Estate — 0.2%
Housing Development & Infrastructure Ltd.	53,500	475,065
Wireless Telecommunication Services — 0.7%
Idea Cellular Ltd.(2)	638,000	1,376,093

		8,682,420
Indonesia — 4.1%
Commercial Banks — 1.9%
PT Bank Mandiri	7,662,500	2,160,792
PT Bank Rakyat Indonesia	2,996,000	1,657,223

		3,818,015
Diversified Telecommunication Services — 1.5%
PT Indosat Tbk	2,448,500	1,792,557
PT Telekomunikasi Indonesia	1,429,700	1,131,975

		2,924,532

June 30, 2008 (unaudited)	Shares	Value

Indonesia (continued)
Industrial Conglomerates — 0.7%
PT Bakrie and Brothers Tbk(2)	22,190,250	$1,275,579

		8,018,126
Malaysia — 1.8%
Commercial Banks — 0.8%
Public Bank Berhad	486,300	1,577,591
Industrial Conglomerates — 1.0%
Sime Darby Berhad	671,521	1,901,016

		3,478,607
Mexico — 4.1%
Commercial Banks — 1.0%
Grupo Financiero Banorte S.A.B. de C.V.	442,800	2,082,381
Food & Staples Retailing — 1.1%
Wal-Mart de Mexico SAB de C.V.	541,042	2,144,631
Wireless Telecommunication Services — 2.0%
America Movil SAB de C.V., ADR, Series L(1)	55,300	2,917,075
America Movil SAB de C.V., Series L	384,780	1,016,693

		3,933,768

		8,160,780
Other African Countries — 2.2%
Metals & Mining — 2.2%
Gem Diamonds Ltd.(2)	85,600	1,824,375
Katanga Mining Ltd.(2)	93,789	1,198,461
Kenmare Resources PLC(2)	1,650,494	1,380,765

		4,403,601

		4,403,601
Other Emerging Markets Countries — 1.8%
Oil, Gas & Consumable Fuels — 1.8%
Dragon Oil PLC(2)	394,090	3,591,228

		3,591,228
People’s Republic of China — 12.6%
Building Products — 0.8%
China National Building Material Co. Ltd., H shares	786,000	1,512,072
Insurance — 0.8%
China Insurance International Holdings Co. Ltd.	695,000	1,657,892
Internet Software & Services — 0.5%
SINA Corp.(2)	22,100	940,355
Leisure Equipment & Products — 0.9%
Li Ning Co. Ltd.	793,500	1,831,800
Oil, Gas & Consumable Fuels — 4.3%
China Shenhua Energy Co. Ltd., H shares	527,000	2,068,191
CNOOC Ltd.	2,797,000	4,813,972
PetroChina Co. Ltd., H shares	1,274,000	1,650,248

		8,532,411
Real Estate — 0.2%
C C Land Holdings Ltd.	707,000	439,764

The accompanying notes are an integral part of these financial statements.

10	RS Emerging Markets VIP Series

June 30, 2008 (unaudited)	Shares	Value

People’s Republic of China (continued)
Real Estate Management & Development — 1.1%
Country Garden Holdings Co.	1,784,000	$1,157,721
Shimao Property Holdings Ltd.	865,000	992,882

		2,150,603
Specialty Retail — 1.1%
GOME Electrical Appliances Holdings Ltd.	4,360,000	2,068,934
Transportation Infrastructure — 0.4%
Jiangsu Expressway Co. Ltd.	1,022,000	837,549
Wireless Telecommunication Services — 2.5%
China Mobile Ltd.	172,500	2,318,510
China Unicom Ltd.	1,380,000	2,562,749

		4,881,259

		24,852,639
Poland — 1.4%
Diversified Financial Services — 1.4%
International Personal Finance	507,000	2,779,661

		2,779,661
Russia — 13.7%
Commercial Banks — 0.1%
Sberbank, GDR(3)	500	182,557
Food & Staples Retailing — 0.8%
X5 Retail Group N.V., GDR(2)(3)	49,620	1,672,194
Metals & Mining — 5.6%
Evraz Group SA, GDR(3)	26,800	3,122,200
Norilsk Nickel, ADR(1)	175,050	4,428,765
Norilsk Nickel, ADR(1)	12,950	327,635
Severstal, GDR(3)	120,100	3,110,590

		10,989,190
Oil, Gas & Consumable Fuels — 6.5%
Gazprom, ADR(1)	139,850	8,111,300
Imperial Energy Corp. PLC(2)	249,690	4,620,334

		12,731,634
Wireless Telecommunication Services — 0.7%
Vimpel-Communications, ADR(1)	49,900	1,481,032

		27,056,607
South Africa — 4.3%
Food & Staples Retailing — 0.4%
Massmart Holdings Ltd.	96,232	758,303
Industrial Conglomerates — 0.7%
Barloworld Ltd.	130,020	1,328,429
Media — 1.3%
Naspers Ltd., N shares	118,500	2,587,931
Metals & Mining — 1.9%
Impala Platinum Holdings Ltd.	74,000	2,920,307
International Ferro Metals Ltd.(2)	364,388	885,483

		3,805,790

		8,480,453

June 30, 2008 (unaudited)	Shares	Value

South Korea — 13.8%
Commercial Banks — 1.5%
Daegu Bank	115,700	$1,537,431
Hana Financial Group, Inc.	37,900	1,458,320

		2,995,751
Construction & Engineering — 0.7%
Hyundai Development Co.	27,810	1,409,044
Food & Staples Retailing — 2.0%
ORION Corp.	6,500	1,376,368
Shinsegae Co. Ltd.	4,750	2,556,522

		3,932,890
Insurance — 2.6%
Hyundai Marine & Fire Insurance Co. Ltd.	82,300	1,793,834
Samsung Fire & Marine Insurance Co. Ltd.	15,600	3,258,544

		5,052,378
Internet Software & Services — 0.5%
NHN Corp.(2)	5,600	977,009
Machinery — 1.1%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	24,100	942,297
Samsung Heavy Industries Co. Ltd.	35,390	1,261,935

		2,204,232
Pharmaceuticals — 1.0%
Yuhan Corp.	9,092	1,903,492
Semiconductors & Semiconductor Equipment — 0.9%
Hynix Semiconductor, Inc.(2)	75,300	1,799,627
Textiles, Apparel & Luxury Goods — 1.8%
Cheil Industries, Inc.	76,900	3,565,460
Trading Companies & Distributors — 1.7%
Samsung C&T Corp.	62,560	3,385,016

		27,224,899
Taiwan — 10.1%
Chemicals — 0.9%
Taiwan Fertilizer Co. Ltd.	460,000	1,727,671
Computers & Peripherals — 0.7%
High Tech Computer Corp.	63,000	1,411,393
Electronic Equipment & Instruments — 2.1%
Hon Hai Precision Industry Co. Ltd.	850,394	4,188,512
Insurance — 0.9%
China Life Insurance Co. Ltd.(2)	2,372,000	1,754,403
Marine — 1.6%
Evergreen Marine Corp.	2,101,000	1,668,175
Yang Ming Marine Transport	2,357,846	1,553,616

		3,221,791
Multiline Retail — 1.1%
Far Eastern Department Stores Ltd.	1,990,744	2,118,441
Semiconductors & Semiconductor Equipment — 2.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,580,341	5,525,719

		19,947,930

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	11

Schedule of Investments – RS Emerging Markets VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Thailand — 1.0%
Commercial Banks — 1.0%
Bank of Ayudhya Public Co. Ltd.(2)	2,846,700	$1,873,109

		1,873,109
Turkey — 2.1%
Commercial Banks — 2.1%
Turkiye Garanti Bankasi A.S.	1,051,200	2,422,476
Turkiye Is Bankasi	497,700	1,626,869

		4,049,345

		4,049,345
Vietnam — 0.4%
Metals & Mining — 0.4%
Vietnam Resource Investments Holdings Ltd.(4)	91,000	830,375

		830,375

Total Common Stocks (Cost $136,570,906)		170,004,326

	Shares	Value
Preferred Stocks — 12.6%
Brazil — 11.8%
Commercial Banks — 3.5%
Banco Bradesco S.A.	147,097	3,027,091
Itausa-Investimentos Itau S.A.	615,700	3,905,975
Itausa-Investimentos Itau S.A. (Receipts)(4)	5,314	33,712

		6,966,778
Oil, Gas & Consumable Fuels — 7.6%
Petroleo Brasileiro S.A., ADR(1)	211,524	14,982,245
Road & Rail — 0.7%
All America Latina Logistica (Units)	101,700	1,308,759

		23,257,782
Colombia — 0.8%
Commercial Banks — 0.8%
BanColombia S.A., ADR(1)	48,600	1,525,554

		1,525,554

Total Preferred Stocks (Cost $8,078,063)		24,783,336

	Warrants	Value
Warrants — 0.0%
Indonesia — 0.0%
PT Bakrie and Brothers Tbk(2)	870,205	17,650

		17,650
Vietnam — 0.0%
Vietnam Resource Investments Holdings Ltd.(2)(4)	9,100	—

		—

Total Warrants (Cost $0)		17,650

June 30, 2008 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(5)	37	$1,501
RS Emerging Growth Fund, Class Y(5)	52	1,784
RS Emerging Markets Fund, Class A(5)	49	1,196
RS Equity Dividend Fund, Class Y(5)	24	206
RS Global Natural Resources Fund, Class Y(5)	27	1,182
RS Growth Fund, Class Y(5)	71	878
RS Investment Quality Bond Fund, Class A(5)	22	211
RS Investors Fund, Class Y(5)	59	564
RS MidCap Opportunities Fund, Class Y(5)	31	376
RS Partners Fund, Class Y(5)	36	1,066
RS S&P 500 Index Fund, Class A(5)	23	201
RS Smaller Company Growth Fund, Class Y(5)	22	370
RS Technology Fund, Class Y(5)	36	523
RS Value Fund, Class Y(5)	69	1,774

Total Other Investments (Cost $12,073)		11,832

Total Investments — 98.9% (Cost $144,661,042)		194,817,144

Other Assets, Net — 1.1%		2,067,728

Total Net Assets — 100.0%		$196,884,872

(1)	ADR — American Depositary Receipt.
(2)	Non–income producing security.
(3)	GDR — Global Depositary Receipt.
(4)	Fair valued security. See 1a in Notes to Financial Statements.
(5)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$193,953,057
Level 2 – Significant Other Observable Inputs	864,087
Level 3 – Significant Unobservable Inputs	—

Total	$194,817,144

12	RS Emerging Markets VIP Series

The accompanying notes are an integral part of these financial statements.

Financial Information — RS Emerging Markets VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$194,817,144
Cash and cash equivalents	1,018,930
Foreign currency, at value	1,662,362
Dividends/interest receivable	511,470
Receivable for fund shares subscribed	8,722
Receivable for investments sold	5,908
Prepaid expenses	5,972

Total Assets	198,030,508

Liabilities
Payable for fund shares redeemed	481,685
Payable for investments purchased	290,544
Payable to adviser	171,662
Accrued custodian fees	67,273
Accrued foreign capital gains tax	44,032
Trustees’ deferred compensation	11,832
Accrued expenses/other liabilities	78,608

Total Liabilities	1,145,636

Total Net Assets	$196,884,872

Net Assets Consist of:
Paid-in capital	127,555,597
Accumulated undistributed net investment loss	(562,705)
Accumulated net realized gain from investments, foreign currency transactions and foreign capital gains tax	19,778,279
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	50,113,701

Total Net Assets	$196,884,872

Investments, at Cost	$144,661,042

Foreign Currency, at Cost	$1,662,222

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	7,663,754

Net Asset Value Per Share	$25.69

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$9,002
Dividends	2,166,319
Withholding taxes on foreign dividends	(238,116)

Total Investment Income	1,937,205

Expenses
Investment advisory fees	1,075,823
Custodian fees	116,368
Shareholder reports	31,715
Professional fees	22,078
Administrative service fees	16,747
Trustees’ fees and expenses	7,546
Insurance expense	2,894
Other expense	2,548

Total Expenses	1,275,719
Less: Custody credits	(1)

Total Expenses, Net	1,275,718

Net Investment Income	661,487

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain from investments	14,807,204
Net realized loss from foreign currency transactions	(87,108)
Realized loss on foreign capital gains tax	(220,701)
Net change in unrealized depreciation on investments	(46,809,294)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(725)
Net change in accrued foreign capital gains tax	286,414

Net Loss on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(32,024,210)

Net Decrease in Net Assets Resulting from Operations	$(31,362,723)

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	13

Financial Information — RS Emerging Markets VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$661,487	$2,377,280
Net realized gain from investments, foreign currency transactions and foreign capital gains tax	14,499,395	38,053,063
Net change in unrealized appreciation/(depreciation) on investments, translation of assets and liabilities in foreign currencies and foreign capital gains tax	(46,523,605)	36,748,454

Net Increase/(Decrease) in Net Assets Resulting from Operations	(31,362,723)	77,178,797

Distributions to Shareholders
Net investment income	—	(4,296,821)
Net realized gain on investments	—	(37,172,322)

Total Distributions	—	(41,469,143)

Capital Share Transactions
Proceeds from sales of shares	19,583,398	59,059,771
Reinvestment of distributions	—	41,469,143
Cost of shares redeemed	(38,022,847)	(66,212,771)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(18,439,449)	34,316,143

Net Increase/(Decrease) in Net Assets	(49,802,172)	70,025,797

Net Assets

Beginning of period	246,687,044	176,661,247

End of period	$196,884,872	$246,687,044

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(1,224,192)

Accumulated Net Investment Loss Included in Net Assets	$(562,705)	$—

Other Information:

Shares
Sold	711,734	2,023,930
Reinvested	—	1,473,149
Redeemed	(1,427,626)	(2,314,558)

Net Increase/(Decrease)	(715,892)	1,182,521

The accompanying notes are an integral part of these financial statements.

14	RS Emerging Markets VIP Series

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RS Emerging Markets VIP Series	15

Financial Information — RS Emerging Markets VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$29.44	$0.07	$(3.82)	$(3.75)	$—	$—	$—

Year Ended 12/31/07	24.55	0.38	10.49	10.87	(0.62)	(5.36)	(5.98)

Year Ended 12/31/06	21.46	0.16	7.33	7.49	(0.17)	(4.23)	(4.40)

Year Ended 12/31/05	16.43	0.19	6.35	6.54	(0.18)	(1.33)	(1.51)

Year Ended 12/31/04	13.60	0.11	3.09	3.20	(0.03)	(0.34)	(0.37)

Year Ended 12/31/03	8.91	0.10	4.69	4.79	(0.10)	—	(0.10)

The accompanying notes are an integral part of these financial statements.

16	RS Emerging Markets VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Investment Income to Average Net Assets	Portfolio Turnover Rate

$25.69	(12.74)%	$196,885	1.19%	1.19%	0.46%	0.46%	25%

29.44	45.40%	246,687	1.26%	1.26%	1.16%	1.16%	54%

24.55	36.19%	176,661	1.43%	1.45%	0.58%	0.57%	62%

21.46	40.51%	123,478	1.51%	1.51%	1.08%	1.08%	41%

16.43	23.56%	74,081	1.57%	1.57%	0.76%	0.76%	75%

13.60	53.92%	55,252	1.82%	1.82%	0.99%	0.99%	71%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	17

Notes to Financial Statements — RS Emerging Markets VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained

18	RS Emerging Markets VIP Series

from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — quoted prices in active markets for identical investments

➢	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for

RS Emerging Markets VIP Series	19

Notes to Financial Statements — RS Emerging Markets VIP Series (unaudited) (continued)

book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits are shown in the accompanying Statement of Operations.

i.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 06/30/08	Average Borrowing*	Average Interest Rate*
$—	$785,232	4.09%

*	For the six months ended June 30, 2008.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for

20	RS Emerging Markets VIP Series

GBG’s services, RS Investments pays fees to GBG at an annual rate of 0.95% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.50% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.43% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total	Long-Term Capital Gain Total
$11,510,655	$29,958,488

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$786,663	$4,845,662

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

RS Emerging Markets VIP Series	21

Notes to Financial Statements — RS Emerging Markets VIP Series (unaudited) (continued)

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had $830,750 in deferred losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $145,382,922. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $63,695,639 and $(14,261,417), respectively, resulting in net unrealized appreciation of $49,434,222.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $52,407,481 and $69,491,487, respectively, for the six months ended June 30, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to- market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are

22	RS Emerging Markets VIP Series

available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS

RS Emerging Markets VIP Series	23

Notes to Financial Statements — RS Emerging Markets VIP Series (unaudited) (continued)

defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

24	RS Emerging Markets VIP Series

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS Emerging Markets VIP Series	25

Supplemental Information — unaudited (continued)

successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of

26	RS Emerging Markets VIP Series

RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at

RS Emerging Markets VIP Series	27

Supplemental Information — unaudited (continued)

the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

28	RS Emerging Markets VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Emerging Markets VIP Series	29

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

30	RS Emerging Markets VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

RS Emerging Markets VIP Series	31

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Investment Quality Bond VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Investment Quality Bond VIP Series

Howard W. Chin

Howard W. Chin (GIS) has been a co-portfolio manager of RS Investment Quality Bond VIP Series since 1998*. Mr. Chin has been a managing director at The Guardian Life Insurance Company of America (“Guardian Life”) since 1997. He also manages part of the fixed-income assets of Guardian Life and the fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr.

Robert J. Crimmins, Jr. (GIS) has been a co-portfolio manager of RS Investment Quality Bond VIP Series since 2004.* Mr. Crimmins has been a managing director of Guardian Life since 2004. From March 2001 to March 2004, Mr. Crimmins was a senior director at Guardian Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	The RS Investment Quality Bond VIP Series outperformed the average fund in the Lipper Intermediate Investment Grade Debt Funds peer group by more than 0.85% in the first half of 2008.

➢	The Fund underperformed its benchmark, the Lehman Brothers Aggregate Bond Index[2] by 0.38%.

➢

We expect the economy to remain in the doldrums due to the weakness in the housing market and a financial system under considerable stress. As a result, we remain cautious about corporate bonds and mortgage-backed securities (MBS).

Market Overview

Contrary to the hopes of many investors, the first half of 2008 saw a continuation of the turmoil from the previous year’s credit crisis. Financial institutions recorded multi-billion dollar writedowns from their subprime and collaterized debt obligation holdings while the housing market witnessed declining home values, homeowners with negative equity in their houses, increasing delinquencies and foreclosures and much tighter lending standards from mortgage lenders. All this occurred in the context of an uncertain economy and sharply escalating energy prices. There was very little good news, although the Fed did cut the benchmark federal funds rate to 2.00% and the government implemented a $168 billion fiscal stimulus bill in an effort to stave off a potential recession.

For the period, we saw more market volatility in the first quarter than in the second quarter. As a result, some

RS Investment Quality Bond VIP Series	3

RS Investment Quality Bond VIP Series (continued)

sectors performed poorly in the first quarter, but they recovered to some extent in the second quarter as market volatility declined. The first quarter saw a “flight to quality” to Treasuries, which led to a substantial decline in rates. For example, two-year Treasury yields dropped by 1.47% during the first quarter and 10-year yields dropped by 0.61%. As a result, the Treasury component of the Lehman Brothers Aggregate Bond Index returned 4.43% for the first quarter and outperformed all the other taxable fixed-income sectors on both an absolute and a relative basis. Corporate bonds, MBS and commercial mortgage-backed securities (CMBS) all underperformed the returns of their equal-duration Treasury counterparts for the first quarter by 4.27%, 0.77% and 7.77%, respectively.

In contrast, Treasuries posted a negative 2.1% return for the second quarter as interest rates rose in the wake of inflation fears and concerns regarding future Fed rate hikes. Two-year Treasury yields rose 1.03% to finish the quarter at 2.62% and 10-year yields rose by 0.56% to finish at 3.97%. Corporate bonds, MBS, and CMBS posted negative returns in the second quarter but in a reversal from the first quarter, they outperformed Treasuries by 1.34%, 0.52% and 2.60%, respectively. For the period, however, these sectors still underperformed Treasuries on both an absolute and a relative basis, as the rebound of these non-Treasury sectors was not enough to completely offset their weak first-quarter performance. In other words, Treasuries continued the trend from 2007 as the best-performing sector in the fixed-income market.

Performance

The RS Investment Quality Bond VIP Series had a total return of 0.75% for the six-month period ended June 30, 2008, compared with the average fund in the Lipper Intermediate Investment Grade Debt Funds peer group, which declined 0.14% for the same period. (The peer group consists of 64 variable subaccount funds that invest primarily in investment-grade debt with average maturities of five to 10 years.) In contrast, the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index2, returned 1.13% in the first half of 2008.

Portfolio Review

While the Fund outperformed its Lipper peer group average, it underperformed its benchmark. Much of it was caused by the Fund’s relative posture within the structured products sector versus the Fund’s Index. Specifically, the Fund was overweighted in CMBS and asset-backed securities (ABS) while these sectors underperformed in the first half of 2008. In addition, the Fund was underweighted in MBS, which outperformed. This overall underperformance in sector allocation was partially mitigated by our decision to underweight corporate bonds, as that sector underperformed. The Fund’s out-of-index allocation to the collateralized mortgage obligation sector further contributed to the Fund’s performance.

We also note that the Fund had no exposure to subprime adjustable rate mortgages (ARMs) or CDOs during the period.

Given our expectations of a slowing economy and lower profits, we underweighted corporate bonds versus the benchmark, with a specific emphasis on underweighting the consumer sector (retail) and homebuilders. In April, we moved to an overweight position in the brokerage sector as attractive spread levels and a belief that the sector was working its way through its current issues (write-downs, capital raising needs and liquidity concerns) made the brokerage sector look attractive. As we moved toward the end of the quarter, however, we reduced our holdings in these sectors as concerns over additional write-downs and capital needs ramped up again. We were and remain overweighted in the defense, energy, metals and mining, and insurance sectors.

Our view of the residential mortgage market was that it was undergoing a significant change as the combined effects of falling housing prices, tighter lending standards, and higher transaction costs would lead to slower prepayment speeds and greater interest rate risk. Further, we did not envision a substantial increase in demand, as depository institutions, dealers, hedge funds, and the government-sponsored enterprises (Freddie Mac and Fannie Mae) were all in capital preservation (or capital-raising/replacement) mode. We had

4	RS Investment Quality Bond VIP Series

already favored premium coupons, but these factors led us to a more bearish view on the sector as a whole. As a result, we were comfortable with our decision to underweight the MBS sector, but we also chose to position the MBS portfolio with a premium coupon bias to take advantage of the anticipated speed slowdown.

Finally, our security selection helped to offset about one-third of the Fund’s sector selection underperformance. Notably, six holdings in CMBS and ABS performed very well, but that performance was offset by the underperformance of our holdings in Wachovia Bank, Lehman Brothers, USB Realty and Sprint.

Outlook

We maintain our view that the economy will continue to slow as it faces strong headwinds. The consumer continues to be challenged by falling home prices, increasing job losses, sluggish wage growth, uncertainty in the equities markets and increasing inability to obtain credit. We believe these negative factors are likely to persist, especially after the effects of the stimulus checks fade. In addition, the financial system remains stressed and finance companies will likely need to raise additional capital to offset growing losses in their portfolios. In the meantime, they will be hard-pressed to preserve their existing capital, which will drastically limit their ability to lend or commit capital to the bond markets.

As a result, we remain cautious about the credit sector because we are still expecting corporate profits to decline due to the economic slowdown. In addition, the finance sector is once again concerned about the prospect of more writedowns, especially in the bank sector. Our outlook on MBS remains largely unchanged. We still envision a slowdown in prepayment rates and would continue to favor a premium-biased portfolio. We also note the greater attractiveness of non-agency MBS and intend to look for opportunities to increase our exposure there by reducing our holdings of agency MBS. We remain positive about the CMBS sector due to the strong performance of the underlying loans and would look to increase our exposure if the sector presents any further buying opportunities.

We thank you for your investment and continued support.

Howard W. Chin Co-Portfolio Manager	Robert J. Crimmins, Jr. Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Investment Quality Bond VIP Series	5

RS Investment Quality Bond VIP Series (continued)

Total Net Assets: $490,104,368	Data as of June 30, 2008

Asset Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	4.500%	03/31/12	5.13%
U.S. Treasury Notes	3.875%	05/15/18	4.26%
FNMA Mortgage Pass-Through	5.500%	02/01/38	3.99%
U.S. Treasury Notes	3.125%	04/30/13	2.53%
FNMA Mortgage Pass-Through	5.000%	02/01/37	2.21%
FHLMC Mortgage Pass-Through	7.000%	04/01/38	2.01%
U.S. Treasury Bonds	5.000%	05/15/37	1.76%
FHLMC 3227 PR CMO	5.500%	09/15/35	1.72%
FHLB Agency	5.125%	07/17/18	1.48%
Banc of America Alternative Loan Trust 2004-1	6.000%	02/25/34	1.29%
Total			26.38%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS Investment Quality Bond VIP Series

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Investment Quality Bond VIP Series	05/01/83	0.75%	6.21%	3.61%	3.60%	5.35%	7.72%
Lehman Brothers Aggregate Bond Index[2]		1.13%	7.12%	4.08%	3.86%	5.68%	8.27%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Lehman Brothers Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.59%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Investment Quality Bond VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$1,007.50	$2.90	0.58%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.97	$2.92	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	RS Investment Quality Bond VIP Series

Schedule of Investments – RS Investment Quality Bond VIP Series

June 30, 2008 (unaudited)	Principal Amount	Value

Asset Backed Securities — 5.1%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$2,418,789	$2,111,907
Amresco Residential Securities Mortgage Loan Trust 1997-1 MIF 7.42% due 3/25/2027	120,067	116,146
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	4,400,000	4,465,539
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	2,492,909	2,501,917
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	422,735	384,860
Citibank Omni Master Trust 2008-A10A A10 4.05% due 3/20/2013(2)	5,000,000	5,001,500
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	1,306,653	1,159,884
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	137,369	131,875
Ford Credit Auto Owner Trust 2005-B A4 4.38% due 1/15/2010	1,128,117	1,129,445
GE Capital Credit Card Master Note Trust 2006-1 A 5.08% due 9/15/2012	2,450,000	2,488,325
Nissan Auto Receivables Owner Trust 2008-B A3 4.46% due 4/16/2012	3,450,000	3,463,659
Residential Asset Mortgage Products, Inc.
2003-RZ4 A5
4.66% due 2/25/2032	581,558	575,065
2003-RS7 AI4
5.09% due 2/25/2031(1)	684,683	679,178
Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023(1)	909,685	902,466

Total Asset Backed Securities (Cost $25,478,275)		25,111,766

	Principal Amount	Value
Collateralized Mortgage Obligations — 21.1%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	6,795,997	6,311,782

June 30, 2008 (unaudited)	Principal Amount	Value

Banc of America Commercial Mortgage, Inc. 2006-2 A4 5.929% due 5/10/2045	$3,400,000	$3,319,987
Banc of America Funding Corp. 2006-3 5A5 5.50% due 3/25/2036	3,075,872	2,925,126
Banc of America Mortgage Securities, Inc.
2004-F 2A6
4.144% due 7/25/2034(1)	1,350,000	1,319,936
2004-11 2A1
5.75% due 1/25/2035	6,248,804	5,934,668
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	4,307,674	4,129,982
Countrywide Alternative Loan Trust
2004-35T2 A1
6.00% due 2/25/2035	2,951,971	2,860,064
2006-19CB A15
6.00% due 8/25/2036	3,501,564	3,412,222
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	1,573,325	1,573,529
FHLMC
2663 VQ
5.00% due 6/15/2022	2,800,000	2,703,417
1534 Z
5.00% due 6/15/2023	1,074,144	1,077,179
2500 TD
5.50% due 2/15/2016	4,155	4,151
3227 PR
5.50% due 9/15/2035	8,458,331	8,424,447
FNMA
2006-45 AC
5.50% due 6/25/2036	1,565,919	1,574,588
2002-52 PB
6.00% due 2/25/2032	5,100,332	5,217,135
GNMA
5.50% due 12/1/2038(3)	3,700,000	3,681,500
1997-19 PG
6.50% due 12/20/2027(1)	4,364,873	4,569,783
GSR Mortgage Loan Trust 2006-2F 7A1 5.50% due 1/25/2021	4,698,159	4,564,558
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	5,053,278	4,844,831
Mastr Asset Securitization Trust 2003-10 3A7 5.50% due 11/25/2033	2,142,000	2,033,649
Prime Mortgage Trust 2006-1 1A1 5.50% due 6/25/2036	3,482,931	2,945,254
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	3,267,213	3,132,440

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	9

Schedule of Investments – RS Investment Quality Bond VIP Series (continued)

June 30, 2008 (unaudited)	Principal Amount	Value

Residential Funding Mortgage Securities I 2006-S10 1A1 6.00% due 10/25/2036	$4,342,945	$4,163,799
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	3,642,343	3,495,306
Wells Fargo Mortgage Backed Securities Trust
2003-11 1A3
4.75% due 10/25/2018	3,500,000	3,478,757
2005-5 1A1
5.00% due 5/25/2020	4,119,548	3,929,018
2006-1 A3
5.00% due 3/25/2021	2,303,078	2,196,560
2003-2 A7
5.25% due 2/25/2018	5,900,000	5,365,016
2007-13 A7
6.00% due 9/25/2037	4,254,804	4,058,019

Total Collateralized Mortgage Obligations (Cost $106,390,333)		103,246,703

	Principal Amount	Value
Commercial Mortgage Backed Securities — 7.2%
Bear Stearns Commercial Mortgage Securities 2006-T24 AM 5.568% due 10/12/2041(1)	2,822,000	2,580,377
Chase Commercial Mortgage Securities Corp. 1998-2 A2 6.39% due 11/18/2030	303,977	304,737
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	3,500,000	3,447,885
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	5,510,000	5,885,059
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	2,100,000	1,907,139
J.P. Morgan Chase Commercial Mortgage Securities Corp.
2005-LDP3 A4
4.936% due 8/15/2042(1)	4,000,000	3,775,442
2005-LDP5 A4
5.345% due 12/15/2044(1)	2,880,000	2,774,003
2001-C1 A3
5.857% due 10/12/2035	4,000,000	4,041,127
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	3,759,848	3,873,249

June 30, 2008 (unaudited)	Principal Amount	Value

LB UBS Comm’l. Mortgage Trust 2006-C6 AM 5.413% due 9/15/2039	$3,600,000	$3,262,350
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	3,500,000	3,334,960

Total Commercial Mortgage Backed Securities (Cost $36,034,725)		35,186,328

	Principal Amount	Value
Corporate Bonds — 18.4%
Aerospace & Defense — 0.3%
General Dynamics Corp. 4.50% due 8/15/2010	500,000	510,714
L-3 Communications Corp. 6.125% due 1/15/2014	1,000,000	937,500

		1,448,214
Automotive — 0.2%
DaimlerChrysler NA Holdings 6.50% due 11/15/2013	300,000	311,093
TRW, Inc. 7.75% due 6/1/2029	500,000	583,943

		895,036
Building Materials — 0.3%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,252,008

		1,252,008
Computers — 0.2%
Computer Sciences Corp. 6.50% due 3/15/2018(2)	800,000	803,874

		803,874
Diversified Financial Services — 0.1%
Allstate Life Global Funding Trust Nt. 5.375% due 4/30/2013	750,000	747,059

		747,059
Diversified Manufacturing — 0.5%
Parker Hannifin Corp. Sr. Nt. 6.25% due 5/15/2038	400,000	404,854
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	750,000	720,007
United Technologies Corp.
4.375% due 5/1/2010	500,000	510,177
4.875% due 5/1/2015	1,000,000	994,008

		2,629,046
Electric — 0.4%
Nevada Power Co. 6.65% due 4/1/2036	600,000	579,120
PacifiCorp 5.25% due 6/15/2035	350,000	303,306

The accompanying notes are an integral part of these financial statements.

10	RS Investment Quality Bond VIP Series

June 30, 2008 (unaudited)	Principal Amount	Value

Electric (continued)
PPL Electric Utilities Corp. 6.45% due 8/15/2037	$1,000,000	$1,023,455

		1,905,881
Electronics — 0.1%
Koninklijke Philips Electronics NV 6.875% due 3/11/2038	600,000	619,451

		619,451
Energy — 0.6%
Anadarko Petroleum Corp. 6.45% due 9/15/2036	600,000	592,253
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	600,000	562,906
RAS Laffan Liquefied Natural Gas Co., Ltd. 3.437% due 9/15/2009(2)	727,944	729,203
Western Oil Sands, Inc. 8.375% due 5/1/2012	1,000,000	1,087,916

		2,972,278
Energy – Refining — 0.1%
Tosco Corp. 8.125% due 2/15/2030	500,000	615,088

		615,088
Entertainment — 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	1,450,000	1,474,724
Viacom, Inc. 6.875% due 4/30/2036	800,000	751,270

		2,225,994
Finance Companies — 1.0%
Capital One Bank Co. 5.75% due 9/15/2010	1,000,000	996,468
General Electric Capital Corp.
6.75% due 3/15/2032	850,000	855,907
Sr. Nt.
5.625% due 5/1/2018	1,200,000	1,160,466
Household Finance Corp. 6.375% due 11/27/2012	1,000,000	1,025,399
SLM Corp. 4.00% due 1/15/2009	1,050,000	1,037,077

		5,075,317
Financial — 1.8%
Bear Stearns Cos., Inc. 6.40% due 10/2/2017	800,000	790,553
Goldman Sachs Group, Inc.
5.125% due 1/15/2015	1,650,000	1,579,380
5.625% due 1/15/2017	370,000	342,826
6.15% due 4/1/2018	1,600,000	1,552,254
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/2049(4)	1,000,000	652,500
Lehman Brothers Holdings, Inc. 6.50% due 7/19/2017	895,000	827,982
Merrill Lynch & Co.
6.05% due 8/15/2012	1,000,000	978,716
6.875% due 4/25/2018	800,000	761,381

June 30, 2008 (unaudited)	Principal Amount	Value

Financial (continued)
Morgan Stanley
4.00% due 1/15/2010	$500,000	$491,014
5.95% due 12/28/2017	1,200,000	1,089,366

		9,065,972
Financial – Banks — 3.0%
American Express Bank FSB 6.00% due 9/13/2017	500,000	482,431
Bank of America Corp. 4.875% due 9/15/2012	1,300,000	1,276,714
Bank One Corp. 5.25% due 1/30/2013	600,000	590,039
Citigroup, Inc.
4.625% due 8/3/2010	1,300,000	1,294,609
Sr. Nt.
6.125% due 5/15/2018	800,000	765,574
City National Corp. 5.125% due 2/15/2013	700,000	666,485
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	800,000	830,204
Deutsche Bank AG London 6.00% due 9/1/2017	800,000	807,760
HSBC USA, Inc. 4.625% due 4/1/2014	700,000	664,814
J.P. Morgan Chase Capital XXII 6.45% due 2/2/2037	400,000	342,854
JPMorgan Chase & Co. 5.75% due 1/2/2013	900,000	905,829
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	1,500,000	1,457,164
PNC Bank N.A. 6.875% due 4/1/2018	800,000	793,596
Sovereign Bank, Inc. 5.125% due 3/15/2013	600,000	478,329
Wachovia Capital Trust III 5.80% due 3/15/2042(4)	1,000,000	680,000
Wachovia Corp. 5.25% due 8/1/2014	900,000	837,979
Washington Mutual Bank, FA 5.65% due 8/15/2014	600,000	468,000
Wells Fargo Bank NA 5.75% due 5/16/2016	1,200,000	1,190,626

		14,533,007
Food & Beverage — 0.2%
Diageo Capital PLC 5.50% due 9/30/2016	500,000	489,271
Tesco PLC 6.15% due 11/15/2037(2)	350,000	324,414

		813,685
Health Care — 0.2%
Fisher Scientific International, Inc. 6.125% due 7/1/2015	800,000	793,087

		793,087
Insurance — 1.1%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	800,000	768,786

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	11

Schedule of Investments – RS Investment Quality Bond VIP Series (continued)

June 30, 2008 (unaudited)	Principal Amount	Value

Insurance (continued)
Allied World Assurance Co. Hldgs., Ltd. 7.50% due 8/1/2016	$600,000	$561,563
AXA SA 6.463% due 12/31/2049(4)(2)	800,000	639,976
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	400,000	349,803
MetLife, Inc. 6.40% due 12/15/2036	500,000	436,560
Symetra Financial Corp. 6.125% due 4/1/2016(2)	800,000	705,706
UnitedHealth Group, Inc. 6.50% due 6/15/2037	500,000	455,949
Unum Group 5.859% due 5/15/2009	600,000	605,951
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	1,100,000	1,091,870

		5,616,164
Iron – Steel — 0.3%
ArcelorMittal Nt. 6.125% due 6/1/2018(2)	800,000	781,805
Nucor Corp. 5.75% due 12/1/2017	550,000	550,759

		1,332,564
Media – Cable — 0.8%
Comcast Cable Communications, Inc. 6.875% due 6/15/2009	1,050,000	1,078,331
Comcast Corp.
6.45% due 3/15/2037	1,000,000	930,691
6.50% due 1/15/2017	400,000	402,378
Time Warner Cable, Inc. 5.85% due 5/1/2017	1,600,000	1,519,681

		3,931,081
Media – NonCable — 0.1%
News America Holdings, Inc. 8.00% due 10/17/2016	500,000	555,632

		555,632
Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	250,000	262,813
Noranda, Inc. 6.00% due 10/15/2015	750,000	722,208
Steel Dynamics, Inc. 6.75% due 4/1/2015	700,000	670,250
Vale Overseas Ltd. 6.25% due 1/23/2017	400,000	387,190

		2,042,461
Natural Gas – Pipelines — 0.1%
Enterprise Products Operating LP 8.375% due 8/1/2066(1)	400,000	399,885

		399,885

June 30, 2008 (unaudited)	Principal Amount	Value

Office/Business Equipment — 0.2%
Xerox Corp. Sr. Nt. 5.65% due 5/15/2013	$800,000	$792,046

		792,046
Oil & Gas — 0.7%
Pemex Project Funding Master Trust 5.75% due 3/1/2018(2)	700,000	691,250
Petrobras International Finance Co. 5.875% due 3/1/2018	1,000,000	961,944
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	800,000	801,197
XTO Energy, Inc. Sr. Nt. 5.50% due 6/15/2018	1,000,000	954,981

		3,409,372
Oil & Gas Services — 0.2%
Weatherford International Ltd. 5.15% due 3/15/2013	800,000	795,340

		795,340
Paper & Forest Products — 0.1%
Weyerhaeuser Co. 6.75% due 3/15/2012	275,000	283,228

		283,228
Pharmaceuticals — 0.4%
Amgen, Inc. 5.85% due 6/1/2017	400,000	393,986
Astrazeneca PLC 6.45% due 9/15/2037	600,000	610,828
Genentech, Inc. 4.75% due 7/15/2015	600,000	594,830
Wyeth 5.95% due 4/1/2037	475,000	458,488

		2,058,132
Railroads — 0.2%
Norfolk Southern Corp. 6.75% due 2/15/2011	1,150,000	1,205,395

		1,205,395
Real Estate Investment Trusts — 1.1%
ERP Operating LP 5.375% due 8/1/2016	775,000	703,837
Highwoods Realty Ltd. 5.85% due 3/15/2017	600,000	518,187
Liberty Property LP 7.25% due 3/15/2011	700,000	713,176
PPF Funding, Inc. 5.35% due 4/15/2012(2)	750,000	727,037
Regency Centers LP 6.75% due 1/15/2012	375,000	376,639
Simon Property Group LP 5.25% due 12/1/2016	750,000	689,027
USB Realty Corp. 6.091% due 12/22/2049(2)(4)	950,000	693,500
Westfield Group 5.40% due 10/1/2012(2)	900,000	882,044

		5,303,447

The accompanying notes are an integral part of these financial statements.

12	RS Investment Quality Bond VIP Series

June 30, 2008 (unaudited)	Principal Amount	Value

Retailers — 0.2%
CVS Caremark Corp. 5.75% due 6/1/2017	$475,000	$467,187
Wal-Mart Stores, Inc. 4.50% due 7/1/2015	500,000	490,003

		957,190
Software — 0.2%
Oracle Corp. Sr. Nt. 5.75% due 4/15/2018	800,000	799,316

		799,316
Technology — 0.3%
Cisco Systems, Inc. 5.50% due 2/22/2016	450,000	454,008
International Business Machines Corp. 5.70% due 9/14/2017	400,000	405,966
National Semiconductor Corp. 6.60% due 6/15/2017	500,000	494,010

		1,353,984
Utilities – Electric — 0.8%
Alabama Power Co. 5.65% due 3/15/2035	750,000	684,343
Exelon Corp. 4.45% due 6/15/2010	750,000	743,366
Florida Power & Light Co. 4.95% due 6/1/2035	750,000	641,635
Pacific Gas & Electric Co. 6.05% due 3/1/2034	450,000	433,905
Potomac Edison Co. 5.35% due 11/15/2014	850,000	832,997
Public Service Electric Gas Co. 5.125% due 9/1/2012	500,000	505,354

		3,841,600
Utilities – Electric & Water — 0.4%
Public Service Co. of New Mexico 4.40% due 9/15/2008	2,000,000	1,993,084

		1,993,084
Wireless Communications — 0.3%
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	1,250,000	1,369,121
Vodafone Group PLC 6.15% due 2/27/2037	350,000	320,081

		1,689,202
Wireline Communications — 1.1%
AT&T, Inc. 6.30% due 1/15/2038	1,200,000	1,133,706
Deutsche Telekom International Finance BV 8.75% due 6/15/2030(1)	850,000	975,271
France Telecom S.A.
7.75% due 3/1/2011(1)	800,000	847,232
8.50% due 3/1/2031(1)	335,000	405,498
Telecom Italia Capital 5.25% due 10/1/2015	550,000	503,336

June 30, 2008 (unaudited)	Principal Amount	Value

Wireline Communications (continued)
Verizon Communications, Inc.
5.55% due 2/15/2016	$800,000	$779,235
6.40% due 2/15/2038	1,000,000	930,874

		5,575,152

Total Corporate Bonds (Cost $93,865,187)		90,329,272
Mortgage Pass-Through Securities — 20.7%
FHLMC
5.50% due 9/1/2034-12/1/2036	9,934,933	9,812,159
7.00% due 4/1/2038(1)	9,382,690	9,847,060
FNMA
5.00% due 1/1/2033-4/1/2038	22,456,538	21,639,827
5.50% due 4/1/2022-2/1/2038	37,944,073	37,522,761
5.755% due 12/1/2036(1)	2,984,654	3,054,226
6.00% due 8/1/2021	1,219,195	1,252,481
6.197% due 8/1/2046(1)	2,516,150	2,576,243
6.50% due 8/1/2010-8/1/2037	3,130,690	3,232,449
6.50% due 3/1/2037-11/1/2037	9,425,065	9,714,466
7.00% due 9/1/2014-6/1/2032	477,813	503,894
7.50% due 12/1/2029	389,103	419,965
8.00% due 1/1/2030-9/1/2030	126,875	137,429
GNMA
6.00% due 10/15/2032-12/15/2033	1,006,473	1,025,954
6.50% due 2/15/2032-4/15/2033	811,190	842,232

Total Mortgage Pass-Through Securities (Cost $101,502,210)		101,581,146

	Principal Amount	Value
Municipal Bonds — 0.8%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	1,200,000	1,246,728
Connecticut State Series F 5.00% due 12/1/2021	1,200,000	1,268,268
New York State Dormitory Authority Columbia University-Series C 5.00% due 7/1/2025	1,200,000	1,251,192

Total Municipal Bonds (Cost $3,763,920)		3,766,188

	Principal Amount	Value
Sovereign Debt Securities — 0.6%
Pemex Project Funding Master Trust
6.625% due 6/15/2035	275,000	271,316
7.875% due 2/1/2009	1,200,000	1,232,165
Quebec Province 4.60% due 5/26/2015	900,000	896,912
United Mexican States 4.625% due 10/8/2008	450,000	450,900

Total Sovereign Debt Securities (Cost $2,816,747)		2,851,293

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	13

Schedule of Investments – RS Investment Quality Bond VIP Series (continued)

June 30, 2008 (unaudited)	Principal Amount	Value

Taxable Municipal Securities — 0.1%
Oregon — 0.1%
Oregon School Board Association 4.759% due 6/30/2028	$450,000	$417,348

		417,348

Total Taxable Municipal Security (Cost $450,000)		417,348
U.S. Government Securities — 20.3%
U.S. Government Agency Securities — 4.0%
FHLB 5.125% due 7/17/2018	7,300,000	7,259,295
FHLMC 5.00% due 7/2/2018	4,255,000	4,197,081
FNMA
4.375% due 7/17/2013	2,900,000	2,925,897
4.625% due 10/15/2013	5,350,000	5,453,747

		19,836,020
U.S. Treasury Bonds — 2.6%
U.S. Treasury Bonds
5.00% due 5/15/2037	8,045,000	8,645,865
6.00% due 2/15/2026	3,370,000	3,946,850

		12,592,715
U.S. Treasury Notes — 13.7%
U.S. Treasury Notes
2.625% due 5/31/2010	5,150,000	5,153,219
3.125% due 4/30/2013	12,517,000	12,412,370
3.50% due 5/31/2013	3,000,000	3,022,266
3.875% due 5/15/2018(5)	21,054,000	20,878,010
4.125% due 8/31/2012	570,000	589,994
4.50% due 3/31/2012	24,000,000	25,141,872

		67,197,731

Total U.S. Government Securities (Cost $99,532,046)		99,626,466

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, ClassY(6)	81	3,279
RS Emerging Growth Fund, ClassY(6)	113	3,908
RS Emerging Markets Fund, ClassA(6)	108	2,606
RS Equity Dividend Fund, Class Y(6)	54	454
RS Global Natural Resources Fund, Class Y(6)	58	2,529
RS Growth Fund, Class Y(6)	156	1,923
RS Investment Quality Bond Fund, Class A(6)	48	464

June 30, 2008 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan (continued)
RS Investors Fund, Class Y(6)	133	$1,263
RS MidCap Opportunities Fund, Class Y(6)	69	832
RS Partners Fund, Class Y(6)	77	2,287
RS S&P 500 Index Fund, Class A(6)	50	443
RS Smaller Company Growth Fund, Class Y(6)	49	816
RS Technology Fund, Class Y(6)	77	1,137
RS Value Fund, Class Y(6)	151	3,866

Total Other Investments (Cost $26,314)		25,807

	Principal Amount	Value
Short-Term Investments — 4.5%
BMW U.S. Capital LLC 2.25% due 7/1/2008	$5,000,000	5,000,000
ConocoPhillips 2.32% due 7/1/2008	3,400,000	3,400,000
Rabobank USA Fin. Corp. 2.24% due 7/1/2008	5,000,000	5,000,000
The Washington Post Co. 2.10% due 7/1/2008	5,000,000	5,000,000
Toyota Motor Credit Corp. 2.20% due 7/21/2008	3,750,000	3,745,417

Total Short-Term Investments (Cost $22,145,417)		22,145,417

	Principal Amount	Value
Repurchase Agreements — 5.3%
State Street Bank and Trust Co. Repurchase Agreement, 2.1% dated 6/30/2008, maturity value of $26,065,520, due 7/1/2008, collateralized by FNMA, 4.83%, due 1/22/2018, with a value of $26,585,763	$26,064,000	26,064,000

Total Repurchase Agreements (Cost $26,064,000)		26,064,000

Total Investments — 104.1% (Cost $518,069,174)		510,351,734

Other Liabilities, Net — (4.1)%		(20,247,366)

Total Net Assets — 100.0%		$490,104,368

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2008.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $23,474,933, representing 4.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

14	RS Investment Quality Bond VIP Series

(3)	TBA—To be announced.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	Positions, or portions thereof, with a market value of $18,841,179 have been segregated to collateralize reverse repurchase agreement.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$127,064,085
Level 2 – Significant Other Observable Inputs	383,287,649
Level 3 – Significant Unobservable Inputs	—
Total	$510,351,734

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	15

Financial Information — RS Investment Quality Bond VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$510,351,734
Cash and cash equivalents	390
Dividends/interest receivable	3,760,698
Receivable for fund shares subscribed	431,852
Prepaid expenses	13,587

Total Assets	514,558,261

Liabilities
Reverse repurchase agreement	18,435,452
Payable for investments purchased	5,543,163
Payable to adviser	199,374
Payable for fund shares redeemed	88,344
Trustees’ deferred compensation	25,807
Accrued expenses/other liabilities	161,753

Total Liabilities	24,453,893

Total Net Assets	$490,104,368

Net Assets Consist of:
Paid-in capital	$484,334,930
Accumulated undistributed net investment income	10,732,768
Accumulated net realized gain from investments	2,754,110
Net unrealized depreciation on investments	(7,717,440)

Total Net Assets	$490,104,368

Investments, at Cost	$518,069,174

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	40,708,012

Net Asset Value Per Share	$12.04

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$12,147,193
Dividends	6

Total Investment Income	12,147,199

Expenses
Investment advisory fees	1,192,184
Shareholder reports	53,960
Professional fees	43,394
Custodian fees	38,354
Administrative service fees	31,859
Trustees’ fees and expenses	14,538
Insurance expense	6,947
Other expense	10,495

Total Expenses	1,391,731
Less: Custody credits	(6)

Total Expenses, Net	1,391,725

Net Investment Income	10,755,474

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain from investments	7,054,600
Net change in unrealized depreciation on investments	(14,088,282)

Net Loss on Investments	(7,033,682)

Net Increase in Net Assets Resulting from Operations	$3,721,792

The accompanying notes are an integral part of these financial statements.

16	RS Investment Quality Bond VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$10,755,474	$20,630,615
Net realized gain/(loss) from investments	7,054,600	(185,489)
Net change in unrealized appreciation/(depreciation) on investments	(14,088,282)	6,287,489

Net Increase in Net Assets Resulting from Operations	3,721,792	26,732,615

Distributions to Shareholders
Net investment income	—	(21,201,211)
Net realized loss on investments	—	—
Return of capital	—	(19,342)

Total Distributions	—	(21,220,553)

Capital Share Transactions
Proceeds from sales of shares	49,491,002	114,721,034
Reinvestment of distributions	—	21,220,553
Cost of shares redeemed	(36,512,666)	(54,084,625)

Net Increase in Net Assets Resulting from Capital Share Transactions	12,978,336	81,856,962

Net Increase in Net Assets	16,700,128	87,369,024

Net Assets

Beginning of period	473,404,240	386,035,216

End of period	$490,104,368	$473,404,240

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(22,706)

Accumulated Undistributed Net Investment Income Included in Net Assets	$10,732,768	$—

Other Information:

Shares
Sold	4,092,588	9,565,972
Reinvested	—	1,778,755
Redeemed	(3,013,192)	(4,484,670)

Net Increase	1,079,396	6,860,057

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	17

Financial Information — RS Investment Quality Bond VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$11.95	$0.26	$(0.17)	$0.09	$—	$—	$—

Year Ended 12/31/07	11.78	0.53	0.20	0.73	(0.56)[4]	—	(0.56)

Year Ended 12/31/06	11.82	0.52	(0.03)	0.49	(0.53)	(0.00)[5]	(0.53)

Year Ended 12/31/05	12.11	0.50	(0.21)	0.29	(0.49)	(0.09)	(0.58)

Year Ended 12/31/04	12.25	0.51	0.00 [5]	0.51	(0.52)	(0.13)	(0.65)

Year Ended 12/31/03	12.52	0.50	0.09	0.59	(0.48)	(0.38)	(0.86)

The accompanying notes are an integral part of these financial statements.

18	RS Investment Quality Bond VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$12.04	0.75%	$490,104	0.58%	[6]	0.58%	4.51%	4.51%	71%

11.95	6.22%	473,404	0.59%		0.59%	4.79%	4.79%	145%

11.78	4.19%	386,035	0.60%	[6]	0.60%	4.61%	4.61%	130%

11.82	2.35%	328,708	0.59%	[6]	0.59%	4.06%	4.06%	169%

12.11	4.21%	345,993	0.57%		0.57%	4.02%	4.02%	217%

12.25	4.73%	384,642	0.56%		0.56%	3.75%	3.75%	215%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of Guardian Insurance & Annuity Company Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[4]	Includes return of capital distribution of less than $0.00 per share.
[5]	Rounds to $0.00 per share.
[6]

Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio is 0.58% for the six-months ended 6/30/2008, 0.59% in 2006 and 0.58% in 2005.

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	19

Notes to Financial Statements — RS Investment Quality Bond VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a

20	RS Investment Quality Bond VIP Series

timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — quoted prices in active markets for identical investments

➢	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of unin-

RS Investment Quality Bond VIP Series	21

Notes to Financial Statements — RS Investment Quality Bond VIP Series (unaudited) (continued)

vested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.59% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by

22	RS Investment Quality Bond VIP Series

the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total	Long-Term Capital Gain Total	Return of Capital Total
$21,201,211	$—	$19,342

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were as follows:

Expiring	Amount
2014	$3,858,020
2015	143,184

Total	$4,001,204

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had $88,272 in deferred losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $518,338,562. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $2,330,341 and $(10,317,169), respectively, resulting in net unrealized appreciation of $(7,986,828).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Investments	U.S. Government Agency Obligations
Purchases	$129,183,378	$219,569,328
Sales	$64,102,428	$264,841,436

RS Investment Quality Bond VIP Series	23

Notes to Financial Statements — RS Investment Quality Bond VIP Series (unaudited) (continued)

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable on a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

d.  Dollar Rolls

The Fund may enter into dollar rolls (principally using TBAs) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7. Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’

24	RS Investment Quality Bond VIP Series

frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for

RS Investment Quality Bond VIP Series	25

Notes to Financial Statements — RS Investment Quality Bond VIP Series (unaudited) (continued)

recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

26	RS Investment Quality Bond VIP Series

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS Investment Quality Bond VIP Series	27

Supplemental Information — unaudited (continued)

continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

28	RS Investment Quality Bond VIP Series

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as

RS Investment Quality Bond VIP Series	29

Supplemental Information — unaudited (continued)

well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating

30	RS Investment Quality Bond VIP Series

to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Investment Quality Bond VIP Series	31

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

32	RS Investment Quality Bond VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Investment Quality Bond VIP Series	33

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

34	RS Investment Quality Bond VIP Series

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Low Duration Bond VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Low Duration Bond VIP Series

Howard W. Chin

Howard W. Chin (GIS) has been a co-portfolio manager of RS Low Duration Bond VIP Series since 2003.* Mr. Chin has been a managing director at The Guardian Life Insurance Company of America (“Guardian Life”) since 1997. He also manages part of the fixed-income assets of Guardian Life and the fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr.

Robert J. Crimmins, Jr. (GIS) has been a co-portfolio manager of RS Low Duration Bond VIP Series since 2004.* Mr. Crimmins has been a managing director of Guardian Life since 2004. From March 2001 to March 2004, Mr. Crimmins was a senior director at Guardian

Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	The RS Low Duration Bond VIP Series outperformed the average fund in the Lipper Short-Intermediate Investment Grade Debt Funds peer group by more than 1.5% during the first half of 2008.

➢	The Fund underperformed its benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index[2] by 0.29%.

➢

We expect the economy to remain in the doldrums due to the weakness in the housing market and a financial system under considerable stress. As a result, we remain cautious about corporate bonds overall but continue to find value in shorter-maturity issues.

Market Overview

Contrary to the hopes of many investors, the first half of 2008 saw a continuation of the turmoil from the previous year’s credit crisis. Financial institutions recorded multi-billion dollar writedowns from their subprime and collaterized debt obligation (CDO) holdings while the housing market witnessed declining home values, homeowners with negative equity in their houses, increasing delinquencies and foreclosures and much tighter lending standards from mortgage lenders. All this occurred in the context of an uncertain economy and amid sharply escalating energy prices. There was very little good news, although the Federal Reserve Board did cut the benchmark federal funds rate to 2.00% and the government implemented a $168 billion fiscal stimulus bill in an effort to stave off a potential recession.

RS Low Duration Bond VIP Series	3

RS Low Duration Bond VIP Series (continued)

For the period, we saw more market volatility in the first quarter than in the second quarter. Not surprisingly, some sectors performed poorly in the first quarter but they recovered to some extent in the second quarter as market volatility declined. The first quarter saw a flight to quality to Treasuries, which led to a substantial decline in rates. For example, two-year Treasury yields dropped by 1.47% during the first quarter and 10-year yields dropped by 0.61%. As a result, the Treasury component of the Lehman Brothers Aggregate Bond Index3 returned 4.43% for the first quarter and outperformed all the other taxable fixed income sectors on both an absolute and a relative basis. Corporate bonds, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) all underperformed the returns of their equal-duration Treasury counterparts for the first quarter by 4.27%, 0.77% and 7.77%, respectively.

In contrast, Treasuries posted a negative 2.1% return during the second quarter, as interest rates rose in the wake of inflation fears and concerns regarding future Fed rate hikes. Two-year Treasury yields rose 1.03% to finish the quarter at 2.62%, and 10-year yields rose by 0.56% to finish at 3.97%. Corporate bonds, MBS and CMBS posted negative returns in the second quarter but in a reversal from the first quarter, they outperformed Treasuries by 1.34%, 0.52% and 2.60%, respectively. For the period, however, these sectors still underperformed Treasuries on both an absolute and a relative basis as the rebound of these non-Treasury sectors was not enough to completely offset their weak first-quarter performance. In other words, the Treasury sector continued the trend from 2007 as the best-performing sector in the fixed-income market.

Performance

The RS Low Duration Bond VIP Series had a total return of 1.82% for the six-month period ended June 30, 2008, compared with the average fund in the Lipper Short-Intermediate Investment Grade Debt Funds peer group, which returned 0.27% for the same period. (The peer group consists of 38 variable subaccounts funds that invest primarily in short-term investment grade-debt with average maturities of one to three years.) In contrast, the Fund’s benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index returned 2.11% in the first half of 2008.

Portfolio Review

Although the Fund outperformed its Lipper peer group average, it underperformed its benchmark, due largely to our portfolio positioning relative to the benchmark, which is comprised solely of Treasury and agency securities. As noted above, the Treasury sector performed very well in the first quarter during the market’s “flight to quality,” outperforming every non-Treasury sector. Even though the Treasury sector gave back some of that performance in the second quarter as investor sentiment improved, Treasuries posted enough of a performance cushion in the first quarter to retain its status as the best-performing sector for the first half of the year. We believed (and continue to believe) that there were very attractive values in the non-Treasury/agency sectors: but because these sectors underperformed during the credit crisis, our holdings there detracted from the Fund’s return.

We came into 2008 favoring short-maturity corporate bonds and asset-backed securities (ABS)—our two largest sector exposures—over comparable-maturity Treasuries and agency debt. We believed that these assets provided sufficient yield to bolster the Fund’s returns. Though we believe the economy is slowing, we expect these asset classes will continue to help the Fund outpace its peers.

Our ABS exposure was focused away from the mortgage area. (The Fund had no exposure to subprime adjustable-rate mortgages (ARMs) or CDOs during the period). We saw good value in securities backed by credit card receivables and auto loans. Given our view of a slowing economy, we recognized the potential for greater delinquencies in the consumer debt sector, but we analyzed the adequacy of such securities’ credit support and believed that they would continue to perform well.

4	RS Low Duration Bond VIP Series

We also had significant exposure to short-maturity CMBS. We conducted similar analysis of our CMBS holdings and believed that they had enough credit support to withstand the projected losses that might occur in a severe real estate downturn.

Outlook

We maintain our view that the economy will continue to slow as it faces strong headwinds. The consumer continues to be challenged by falling home prices, increasing job losses, sluggish wage growth, uncertainty in the equities markets and increasing inability to obtain credit. We believe these negative factors are likely to persist, especially after the effects of the stimulus checks fade. In addition, the financial system remains stressed and finance companies will likely need to raise additional capital to offset growing losses in their portfolios. In the meantime, they will be hard-pressed to preserve their existing capital, which will drastically limit their ability to lend or commit capital to the bond markets.

That said, we still believe that investors are sufficiently compensated for bearing the risk of non-Treasury assets at the very short end of the yield curve, even in these uncertain times. As a result, we continue to favor short-maturity corporate bonds, ABS, and CMBS. Twenty-five percent of the Fund’s corporate bond holdings will mature in the next six months. We intend to look for opportunities to reinvest those proceeds within the corporate sector.

We thank you for your investment and continued support.

Howard W. Chin Co-Portfolio Manager	Robert J. Crimmins, Jr. Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Low Duration Bond VIP Series	5

RS Low Duration Bond VIP Series (continued)

Total Net Assets: $29,293,294	Data as of June 30, 2008

Asset Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	2.125%	04/30/10	6.31%
U.S. Treasury Notes	2.000%	02/28/10	5.15%
FHLMC Agency	5.125%	08/23/10	3.86%
FNMA Agency	5.125%	04/15/11	3.83%
U.S. Treasury Notes	4.875%	05/31/11	3.49%
FNMA Agency	5.000%	02/16/12	2.74%
U.S. Treasury Notes	3.375%	06/30/13	2.55%
FNMA Agency	5.000%	10/15/11	1.95%
U.S. Treasury Notes	4.500%	02/28/11	1.94%
Morgan Stanley Capital I CMBS	7.212%	12/15/31	1.93%
Total			33.75%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS Low Duration Bond VIP Series

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	Since Inception
RS Low Duration Bond VIP Series	08/28/03	1.82%	5.25%	3.98%	2.99%
Lehman Brothers U.S. Government 1-3 Year Bond Index[2]		2.11%	7.07%	4.69%	3.55%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/28/03 in RS Low Duration Bond VIP Series and the Lehman Brothers U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.79%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Low Duration Bond VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$1,018.20	$3.26	0.65%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.27	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	RS Low Duration Bond VIP Series

Schedule of Investments – RS Low Duration Bond VIP Series

June 30, 2008 (unaudited)	Principal Amount	Value

Asset Backed Securities — 19.0%
American Express Credit Account Master Trust 2004-3 A 4.35% due 12/15/2011	$260,000	$262,112
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	221,792	193,652
Bank One Issuance Trust 2003-A7 A7 3.35% due 3/15/2011	280,000	280,063
Capital Auto Receivables Asset Trust 2006-SN1A A3 5.31% due 10/20/2009(2)	261,397	261,901
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	400,000	405,958
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	240,436	241,305
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	327,278	297,956
Chase Issuance Trust 2007-A15 A 4.96% due 9/17/2012	420,000	426,666
Chase Manhattan Auto Owner Trust 2005-A A3 3.87% due 6/15/2009	33,471	33,505
Citibank Credit Card Master Trust I 1999-2 A 5.875% due 3/10/2011	394,000	400,819
Citibank Omni Master Trust 2008-A10A A10 4.05% due 3/20/2013(2)	300,000	300,090
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	260,772	231,481
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	62,908	60,392
Detroit Edison Securitization Funding LLC 2001-1 A4 6.19% due 3/1/2013	170,000	175,684
Ford Credit Auto Owner Trust 2005-B A4 4.38% due 1/15/2010	200,298	200,534
GE Capital Credit Card Master Note Trust 2006-1 A 5.08% due 9/15/2012	265,000	269,145

June 30, 2008 (unaudited)	Principal Amount	Value

Nissan Auto Receivables Owner Trust 2008-B A3 4.46% due 4/16/2012	$290,000	$291,148
Peco Energy Transition Trust 2000-A A4 7.65% due 3/1/2010	265,000	276,684
PSE&G Transition Funding LLC 2001-1 A5 6.45% due 3/15/2013	365,000	381,227
Residential Asset Mortgage Products, Inc.
2003-RZ4 A5 4.66% due 2/25/2032	263,730	260,786
2002-RS4 AI5 6.163% due 8/25/2032(1)	27,798	18,829
World Omni Auto Receivables Trust 2005-A A4 3.82% due 11/12/2011	306,155	306,999

Total Asset Backed Securities (Cost $5,606,455)		5,576,936

	Principal Amount	Value
Collateralized Mortgage Obligations — 9.1%
Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.144% due 7/25/2034(1)	260,000	254,210
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	187,235	181,405
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	93,930	93,942
FHLMC
2598 QC 4.50% due 6/15/2027	176,938	177,742
1534 Z 5.00% due 6/15/2023	146,662	147,076
2500 TD 5.50% due 2/15/2016	1,181	1,180
20 H 5.50% due 10/25/2023	68,490	69,619
2470 VB 6.00% due 8/15/2018	90,652	91,311
1650 J 6.50% due 6/15/2023	72,760	73,539
FNMA
2003-24 PU 3.50% due 11/25/2015	126,043	124,815
2003-63 GU 4.00% due 7/25/2033	67,481	67,399
2005-39 CL 5.00% due 12/25/2021	244,349	247,249

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	9

Schedule of Investments – RS Low Duration Bond VIP Series (continued)

June 30, 2008 (unaudited)	Principal Amount	Value

FNMA (continued)
2003-13 ME 5.00% due 2/25/2026	$56,381	$56,474
2006-45 AC 5.50% due 6/25/2036	112,242	112,864
2002-52 PB 6.00% due 2/25/2032	377,425	386,068
GNMA
2002-93 NV 4.75% due 2/20/2032	10,049	10,042
GSR Mortgage Loan Trust 2006-2F 7A1 5.50% due 1/25/2021	287,309	279,139
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	141,645	135,802
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	112,198	107,570
Wells Fargo Mortgage-Backed Securities Trust 2005-14 2A1 5.50% due 12/25/2035	44,614	42,188

Total Collateralized Mortgage Obligations (Cost $2,672,464)		2,659,634

	Principal Amount	Value
Commercial Mortgage Backed Securities — 10.3%
Chase Commercial Mortgage Securities Corp. 1998-2 A2 6.39% due 11/18/2030	193,440	193,924
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	287,090	290,182
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	185,000	182,245
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	365,000	389,845
GMAC Commercial Mortgage Securities, Inc. 1999-C2 A2 6.945% due 9/15/2033	215,843	218,820
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	274,000	272,032
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	270,000	269,748

June 30, 2008 (unaudited)	Principal Amount	Value

J.P. Morgan Chase Commercial Mortgage Securities Corp.
2004-C1 A1 3.053% due 1/15/2038	$243,568	$240,730
2001-C1 A3 5.857% due 10/12/2035	250,000	252,570
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	122,349	126,039
LB UBS Commercial Mortgage Trust 2003-C1 A2 3.323% due 3/15/2027	14,201	14,151
Morgan Stanley Capital I 1999-RM1 E 7.212% due 12/15/2031(1)	560,000	565,003

Total Commercial Mortgage Backed Securities (Cost $3,039,648)		3,015,289

	Principal Amount	Value
Corporate Bonds — 20.7%
Diversified Financial Services — 1.6%
Citigroup, Inc. 4.25% due 7/29/2009	225,000	223,708
Goldman Sachs Group, LP Sr. Nt. 4.50% due 6/15/2010	250,000	250,335

		474,043
Electric — 1.5%
Alabama Power Co. 5.375% due 10/1/2008	250,000	250,848
Pacific Gas & Electric 3.60% due 3/1/2009	200,000	199,838

		450,686
Energy — 0.4%
RAS Laffan Liquefied Natural Gas Co. Ltd. 3.437% due 9/15/2009(2)	114,660	114,858

		114,858
Environmental — 0.7%
Allied Waste North America, Inc. Sr. Sec. Nt. 6.50% due 11/15/2010	200,000	200,000

		200,000
Finance Companies — 3.9%
Capital One Bank 4.25% due 12/1/2008	200,000	199,633
General Electric Capital Corp. 3.50% due 2/2/2009	250,000	250,287
Popular NA, Inc. 3.875% due 10/1/2008	250,000	249,475

The accompanying notes are an integral part of these financial statements.

10	RS Low Duration Bond VIP Series

June 30, 2008 (unaudited)	Principal Amount	Value

Finance Companies (continued)
SLM Corp. 4.00% due 1/15/2009	$200,000	$197,538
Textron Financial Corp. 5.125% due 11/1/2010	250,000	253,430

		1,150,363
Financial — 0.7%
Morgan Stanley 3.875% due 1/15/2009	200,000	199,225

		199,225
Financial – Banks — 0.8%
PNC Funding Corp. 4.50% due 3/10/2010	250,000	248,815

		248,815
Food & Beverage — 0.9%
Pepsi Bottling Holdings, Inc. 5.625% due 2/17/2009(2)	250,000	252,621

		252,621
Health Care – Services — 0.8%
UnitedHealth Group, Inc. Sr. Nt. 5.125% due 11/15/2010	250,000	247,601

		247,601
Insurance — 2.0%
Genworth Financial, Inc. Sr. Nt. Class A 4.75% due 6/15/2009	250,000	248,724
Metropolitan Life Global Funding I Sr. Sec. Nt. 4.50% due 5/5/2010(2)	80,000	80,398
Unum Group 5.859% due 5/15/2009	250,000	252,480

		581,602
Media – Cable — 1.7%
Comcast Corp. 5.45% due 11/15/2010	250,000	254,138
Cox Communications, Inc. 4.625% due 1/15/2010	250,000	248,621

		502,759
Natural Gas – Distributors — 0.9%
ONEOK, Inc. 7.125% due 4/15/2011	240,000	250,943

		250,943
Paper & Forest Products — 0.9%
Packaging Corp. of America 4.375% due 8/1/2008	250,000	250,066

		250,066
Retailers — 1.7%
CVS Caremark Corp. 4.00% due 9/15/2009	250,000	248,643
Federated Department Stores, Inc. 6.625% due 9/1/2008	255,000	255,292

		503,935

June 30, 2008 (unaudited)	Principal Amount	Value

Telecommunications — 0.9%
AT&T, Inc. Sr. Nt. 4.125% due 9/15/2009	$250,000	$250,292

		250,292
Utilities – Electric & Water — 0.5%
Public Service Co. of New Mexico 4.40% due 9/15/2008	150,000	149,481

		149,481
Wireline Communications — 0.8%
Telecom Italia Capital 4.00% due 11/15/2008	250,000	249,963

		249,963

Total Corporate Bonds (Cost $6,073,620)		6,077,253

	Principal Amount	Value
Mortgage Pass-Through Securities — 1.7%
FHLMC 7.00% due 4/1/2038(1)	299,447	314,268
FNMA 6.197% due 8/1/2046(1)	188,866	193,376

Total Mortgage Pass-Through Securities (Cost $506,228)		507,644

	Principal Amount	Value
Sovereign Debt Security — 0.9%
United Mexican States 4.625% due 10/8/2008	250,000	250,500

Total Sovereign Debt Security (Cost $249,564)		250,500

	Principal Amount	Value
U.S. Government Securities — 33.6%
U.S. Government Agency Securities — 12.4%
FHLMC 5.125% due 8/23/2010	1,090,000	1,131,600
FNMA
5.00% due 10/15/2011-2/16/2012	1,325,000	1,376,326
5.125% due 4/15/2011	1,080,000	1,123,268

		3,631,194
U.S. Treasury Notes — 21.2%
U.S. Treasury Notes
2.00% due 2/28/2010	1,520,000	1,508,956
2.125% due 4/30/2010	1,863,000	1,849,463
3.375% due 6/30/2013	745,000	746,339
4.50% due 2/28/2011-11/30/2011	770,000	803,551
4.875% due 5/31/2011	970,000	1,023,653

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	11

Schedule of Investments – RS Low Duration Bond VIP Series (continued)

June 30, 2008 (unaudited)	Principal Amount	Value

U.S. Treasury Notes (continued)
5.00% due 2/15/2011	$270,000	$285,124

		6,217,086

Total U.S. Government Securities (Cost $9,758,594)		9,848,280

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	5	205
RS Emerging Growth Fund, Class Y(3)	7	243
RS Emerging Markets Fund, Class A(3)	7	162
RS Equity Dividend Fund, Class Y(3)	3	27
RS Global Natural Resources Fund, Class Y(3)	4	153
RS Growth Fund, Class Y(3)	10	123
RS Investment Quality Bond Fund, Class A(3)	3	28
RS Investors Fund, Class Y(3)	9	85
RS MidCap Opportunities Fund, Class Y(3)	5	55
RS Partners Fund, Class Y(3)	5	139
RS S&P 500 Index Fund, Class A(3)	3	27
RS Smaller Company Growth Fund, Class Y(3)	3	50
RS Technology Fund, Class Y(3)	5	72
RS Value Fund, Class Y(3)	9	242

Total Other Investments (Cost $1,646)		1,611

	Principal Amount	Value
Repurchase Agreements — 1.1%
State Street Bank and Trust Co. Repurchase Agreement, 2.1%, dated 6/30/2008, maturity value of $316,018, due 7/1/2008, collateralized by FHLMC, 5.00%, due 6/11/2018, with a value of $325,875	$316,000	316,000

Total Repurchase Agreements (Cost $316,000)		316,000

Total Investments — 96.4% (Cost $28,224,219)		28,253,147

Other Assets, Net — 3.6%		1,040,147

Total Net Assets — 100.0%		$29,293,294

(1)	Variable rate securities, which may include step-up bonds or adjustable mortgages. The rate shown is the rate in effect at June 30, 2008.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $1,581,958, representing 5.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$10,416,391
Level 2 – Significant Other Observable Inputs	17,836,756
Level 3 – Significant Unobservable Inputs	—

Total	$28,253,147

The accompanying notes are an integral part of these financial statements.

12	RS Low Duration Bond VIP Series

Financial Information — RS Low Duration Bond VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$28,253,147
Cash and cash equivalents	290
Interest receivable	223,590
Receivable for investments sold	1,482,779
Receivable for fund shares subscribed	129,367
Prepaid expenses	800
Other receivables	4,293

Total Assets	30,094,266

Liabilities
Payable for investments purchased	747,068
Payable to adviser	10,678
Payable for fund shares redeemed	9,987
Trustees’ deferred compensation	1,611
Accrued expenses/other liabilities	31,628

Total Liabilities	800,972

Total Net Assets	$29,293,294

Net Assets Consist of:
Paid-in capital	29,081,542
Accumulated undistributed net investment income	532,917
Accumulated net realized loss from investments	(350,093)
Net unrealized appreciation on investments	28,928

Total Net Assets	$29,293,294

Investments, at Cost	$28,224,219

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	2,903,022

Net Asset Value Per Share	$10.09

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$626,060

Total Investment Income	626,060

Expenses
Investment advisory fees	63,937
Shareholder reports	9,355
Custodian fees	10,369
Professional fees	5,183
Administrative service fees	1,884
Trustees’ fees and expenses	817
Insurance expense	455
Other expense	301

Total Expenses	92,301

Net Investment Income	533,759

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain from investments	98,499
Net change in unrealized depreciation on investments	(148,400)

Net Loss on Investments	(49,901)

Net Increase in Net Assets Resulting from Operations	$483,858

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	13

Financial Information — RS Low Duration Bond VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$533,759	$1,163,951
Net realized gain/(loss) from investments	98,499	(60,983)
Net change in unrealized appreciation/(depreciation) on investments	(148,400)	322,306

Net Increase in Net Assets Resulting from Operations	483,858	1,425,274

Distributions to Shareholders
Net investment income	—	(1,164,593)

Total Distributions	—	(1,164,593)

Capital Share Transactions
Proceeds from sales of shares	4,909,331	5,552,640
Reinvestment of distributions	—	1,164,595
Cost of shares redeemed	(3,035,310)	(8,011,391)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	1,874,021	(1,294,156)

Net Increase/(Decrease) in Net Assets	2,357,879	(1,033,475)

Net Assets
Beginning of period	26,935,415	27,968,890

End of period	$29,293,294	$26,935,415

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(842)

Accumulated Undistributed Net Investment Income Included in Net Assets	$532,917	$—

Other Information:

Shares
Sold	487,412	553,202
Reinvested	—	117,636
Redeemed	(301,503)	(801,616)

Net Increase/(Decrease)	185,909	(130,778)

The accompanying notes are an integral part of these financial statements.

14	RS Low Duration Bond VIP Series

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RS Low Duration Bond VIP Series	15

Financial Information — RS Low Duration Bond VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$9.91	$0.18	$—	$0.18	$—	$—	$—

Year Ended 12/31/07	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

Year Ended 12/31/06	9.81	0.38	0.01	0.39	(0.38)	—	(0.38)

Year Ended 12/31/05	9.97	0.28	(0.16)	0.12	(0.28)	—	(0.28)

Year Ended 12/31/04	10.06	0.18	(0.09)	0.09	(0.18)	—	(0.18)

Period From 08/28/03[5] to 12/31/03[1]	10.00	0.03	0.07	0.10	(0.03)	(0.01)	(0.04)

The accompanying notes are an integral part of these financial statements.

16	RS Low Duration Bond VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.09	1.82%	$29,293	0.65%		0.65%	3.76%	3.76%	37%

9.91	5.48%	26,935	0.70%		0.79%	4.38%	4.29%	69%

9.82	4.07%	27,969	0.71%	[4]	0.72%	3.88%	3.87%	78%

9.81	1.25%	27,378	0.79%		0.79%	2.94%	2.94%	109%

9.97	0.91%	23,657	0.81%		0.81%	2.11%	2.11%	90%

10.06	0.97%	10,840	1.74%		1.74%	0.93%	0.93%	92%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets includes the effect of fee waivers, expense limitations and custody credits, if applicable.
[4]	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.
[5]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	17

Notes to Financial Statements — RS Low Duration Bond VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely

18	RS Low Duration Bond VIP Series

transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — quoted prices in active markets for identical investments

➢	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of unin-

RS Low Duration Bond VIP Series	19

Notes to Financial Statements — RS Low Duration Bond VIP Series (unaudited) (continued)

vested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.70% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by

20	RS Low Duration Bond VIP Series

the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total
$1,164,593

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Undistributed Ordinary Income
$609

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were as follows:

Expiring	Amount
2012	$15,848
2013	220,126
2014	145,732
2015	18,421

Total	$400,127

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had $48,465 in deferred losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $28,226,642. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $246,357 and $(219,852), respectively, resulting in net unrealized appreciation of $26,505.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the six months ended June 30, 2008 were as follows:

	Investments	U.S. Government Agency Obligations
Purchases	$4,091,983	$9,866,594
Sales	$2,558,309	$7,920,727

RS Low Duration Bond VIP Series	21

Notes to Financial Statements — RS Low Duration Bond VIP Series (unaudited) (continued)

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable on a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

d.  Dollar Rolls

The Fund may enter into dollar rolls (principally using TBAs) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’

22	RS Low Duration Bond VIP Series

frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated,

RS Low Duration Bond VIP Series	23

Notes to Financial Statements — RS Low Duration Bond VIP Series (unaudited) (continued)

Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

24	RS Low Duration Bond VIP Series

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 - 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees of the Funds were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS Low Duration Bond VIP Series	25

Supplemental Information — unaudited (continued)

successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

26	RS Low Duration Bond VIP Series

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio

RS Low Duration Bond VIP Series	27

Supplemental Information — unaudited (continued)

transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to

28	RS Low Duration Bond VIP Series

portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Low Duration Bond VIP Series	29

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

30	RS Low Duration Bond VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Low Duration Bond VIP Series	31

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

32	RS Low Duration Bond VIP Series

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS High Yield Bond VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS High Yield Bond VIP Series

Leslie Barbi (GIS) has been a member of the investment management team of RS High Yield Bond VIP Series since July 2008. She is a managing director and head of public fixed income at The Guardian Life Insurance Company of America (“Guardian Life”). Ms. Barbi is the primary top-down strategist for the Fund’s investment team, responsible for providing assessments of the economy and providing oversight of portfolio construction and risk management. Her previous investment management experience includes serving as managing director of fixed income at Goldman Sachs Asset Management from July 2001 through March 2003, where she served as a member of the investment strategy group and head of U.S. investment grade corporates. Previously, Ms. Barbi was portfolio manager and executive vice president of fixed income at Pacific Investment Management Co., from July 1993 to February 2001. Ms. Barbi holds an A.B. in economics from Harvard University and an M.B.A. in finance from the University of Chicago Graduate School of Business.

Marc Gross (GIS) has been a member of the investment management team of RS High Yield Bond VIP Series since July 2008. He is a senior director of Guardian Life. Mr. Gross is responsible for issuer and security selection for the Fund, as well as industry allocations. Prior to joining Guardian Life as a senior credit analyst in October 2005, Mr. Gross was employed by the Clinton Group, a registered investment adviser, where he was responsible for high yield and distressed credit analysis, idea generation and trade execution. From 2002 to 2004, Mr. Gross worked as a senior analyst at RBC Dain Rauscher, where he focused on special situations research and trading in high yield securities. Mr. Gross holds a B.A. in history from the University of North Carolina at Chapel Hill and an M.B.A. in finance from the New York University Stern School of Business.

Howard G. Most (GIS) has been a member of the investment management team of RS High Yield Bond VIP Series since July 2008. He is a managing director and head of fixed income credit research at Guardian Life. Mr. Most is the head of research for the Funds’ investment team, responsible for overseeing the analyst team that provides the investment research that is used in making industry, issuer, and security selections. Mr. Most has over 20 years of investment experience, and is responsible for oversight of the credit analyst team at Guardian Life. Prior to joining Guardian Life in 1998, Mr. Most was a managing director at Salomon Smith Barney, having earlier been at UBS Securities and Drexel Burnham Lambert. Mr. Most began his bond research career at Moody’s Investors Service and Standard & Poor’s Corporation. Mr. Most received a B.A. from City College of New York, a J.D. from Fordham University, and an M.B.A. from Columbia University.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS High Yield Bond VIP Series	3

RS High Yield Bond VIP Series (continued)

Highlights

➢	New portfolio management team appointed July 2008.

➢	The RS High Yield Bond VIP Series underperformed its benchmark, the Lehman Brothers U.S. High Yield Index[3], by 0.84% during the first half of the year in a highly volatile high yield market.

➢	Performance was adversely affected by exposure to the utilities and gaming sectors.

➢	These losses were partially offset by strengths in the non-captive consumer finance and energy sectors.

Market Overview

The environment for high yield bonds in the first half of 2008 was quite difficult. High yield bonds recorded negative returns in the first quarter on elevated concerns regarding subprime mortgages as well as an uncertain economy. After positive returns in April and May, the high yield market was notably lower in June. The market continues to contend with the credit crisis, depreciating housing values and an overhang of new-issue backlog. An uncertain economy and tightening credit conditions, as well as increasing default rates, are some issues that continue to weigh on the markets.

The environment for high yield primary issuance was and remains challenging. During the first half of 2008, $43 billion of new issuance was priced. The pace of supply was considerably less than in 2007, when $138 billion of new issuance was priced during the year. Although the backlog of funded high yield bond and loan issuance was considerably reduced during the period, a substantial backlog remains.

Performance

The RS High Yield Bond VIP Series declined 2.15% for the six month period ended June 30, 2008. The Fund underperformed its benchmark, the Lehman Brothers U.S. Corporate High Yield Index, which declined 1.31% for the same period.

Portfolio Review

The Fund’s overweighted position in the non-captive consumer finance sector contributed positively to performance in the first half of the year. Within the sector, we primarily held bonds of Residential Capital LLC due June 9th 2008, which were redeemed at par. We correctly assessed that Residential Capital would have access to funds to redeem the bonds.

Our overweight allocation in the energy sector also contributed to the Fund’s performance during the first half of the year, particularly in the independent energy and oilfield services sectors. Traditionally a defensive sector, energy companies have also benefited from record crude oil and natural gas prices. Oilfield services companies have been the beneficiaries of increased capital spending in the energy and petroleum sector. We believe that these positive trends may persist given the robust commodity price environment, though we remain cognizant of the mid to longer-term demand implications of higher energy prices.

The gaming sector was one of the bottom-performing sectors in the first half for the Fund’s benchmark. Traditionally viewed as a defensive sector, gaming has been under pressure from ongoing concerns about the weakening U.S. economy and the impact of slowing consumer spending on casino company revenues and cash flows. Announced capacity cuts by major airlines serving Las Vegas and rising airfares and fees are contributing additional pressure. While we reduced exposure to the gaming sector during the period, the Fund was overweighted in the sector and ended the period with a small overweight.

The Fund underperformed in utilities, which was attributable primarily to our underweighting in the sector. For the first half of 2008, the independent power producers and unregulated utilities sector outperformed because of the sector’s defensive nature. As market volatility increased, the utility sector became more attractive. Consequently, over the first half of the year, utilities outperformed other sectors despite concerns of a recession.

On an issuer basis, the largest detractor from performance came from IndyMac Bancorp, which is primarily an Alt-A mortgage lender that has been negatively affected by the deterioration in the overall mortgage market. As of June 30, 2008, this security constituted 0.05% of the Fund’s portfolio.

4	RS High Yield Bond VIP Series

Outlook

The positive performance in April and May was overshadowed by the June market correction. We believe the correction was attributable to reduced investor demand, high market volatility, constrained bank lending ability, and fear of a recession. Although the backlog in both the high yield bond and the bank loan markets was considerably reduced, we believe that further reduction in the backlog is necessary to permit normalized market conditions. Even though aggressive Federal Reserve Board and government intervention through both monetary and fiscal measures was taken to enhance liquidity in the financial markets, we expect an extended period of economic weakness primarily due to constrained lending and weak consumer spending due to lower income growth, rising unemployment, falling home prices and a limited ability to borrow.

For 2008, we believe the high yield market’s performance and credit spreads will be affected by monetary policy, inflation, labor markets, energy, housing, the new-issue calendar and the uncertain economic environment. Lower freight rates, a decrease in paper container volume and a slowdown in corporate earnings and cash flow indicate a slowing in economic growth. The relatively low default rates, flexible monetary policy and sufficient liquidity that have been present have provided a counterbalance to an elevated backlog and increased risk aversion. However, if, as we expect, a longer period of slow economic growth persists, it could lead to decelerating earnings growth, an increasing default rate and a further widening in spreads. Therefore, as the new portfolio management team appointed in July 2008, we intend to continue to structure the portfolio conservatively on a credit-quality basis and closely monitor both individual credits and the economic trends.

We thank you for your continued investment and support.

Leslie Barbi Co-Portfolio Manager Howard G. Most Co-Portfolio Manager	Marc Gross Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS High Yield Bond VIP Series	5

RS High Yield Bond VIP Series (continued)

Total Net Assets: $58,524,607	Data as of June 30, 2008

Bond Quality[1]

Top Ten Holdings[2]

Company	Coupon	Maturity	Percentage of Total Net Assets
HCA, Inc.	9.125%	11/15/14	1.88%
Ford Motor Credit Co.	7.250%	10/25/11	1.58%
HCA, Inc.	9.250%	11/15/16	1.53%
Block Communications, Inc.	8.250%	12/15/15	1.43%
Caraustar Inds., Inc.	7.375%	06/01/09	1.41%
Texas Competitive Electric Holdings Co. LLC	10.250%	11/01/15	1.31%
Iron Mountain, Inc.	8.625%	04/01/13	1.29%
Graphic Packaging International, Inc.	9.500%	08/15/13	1.25%
Rainbow National Services LLC	8.750%	09/01/12	1.21%
CDX North America High Yield	8.875%	06/29/13	1.20%
Total			14.09%

1	Source: Standard and Poor’s Rating or equivalent rating.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3	The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS High Yield Bond VIP Series

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	Since Inception
RS High Yield Bond VIP Series	09/13/99	-2.15%	-3.50%	3.37%	5.33%	4.37%
Lehman Brothers U.S. Corporate High Yield Index[3]		-1.31%	-2.26%	4.55%	6.93%	5.75%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 09/13/99 in RS High Yield Bond VIP Series and the Lehman Brothers U.S. Corporate High Yield Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.80%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS High Yield Bond VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$978.50	$3.73	0.76%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.09	$3.81	`0.76%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	RS High Yield Bond VIP Series

Schedule of Investments – RS High Yield Bond VIP Series

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds — 91.7%
Advertising — 1.5%
Lamar Media Corp. Sr. Nt. 6.625% due 8/15/2015	Ba3/BB-	$370,000	$336,700
RH Donnelley, Inc. 11.75% due 5/15/2015(1)	B3/B+	565,688	511,947

			848,647
Aerospace & Defense — 2.6%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	Ba3/BB+	130,000	130,487
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	B3/B-	370,000	361,675
DRS Technologies, Inc. Sr. Sub. Nt. 7.625% due 2/1/2018	B3/B	442,000	467,415
L-3 Communications Corp.
Sr. Sub. Nt.
5.875% due 1/15/2015	Ba3/BB+	130,000	119,925
6.375% due 10/15/2015	Ba3/BB+	150,000	140,250
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018(1)	Ba3/BB-	325,000	321,750

			1,541,502
Auto Parts & Equipment — 0.2%
Tenneco, Inc. Sr. Nt. 8.125% due 11/15/2015(1)	B2/BB-	130,000	117,650

			117,650
Automotive — 5.9%
American Axle & Manufacturing, Inc. Sr. Nt. 7.875% due 3/1/2017	B1/BB-	100,000	73,000
Ford Motor Credit Co.
Nt.
6.75% due 8/15/2008	B1/B	700,000	694,779
Sr. Nt.
7.25% due 10/25/2011	B1/B	1,190,000	922,203
8.00% due 12/15/2016	B1/B	300,000	218,029
9.75% due 9/15/2010	B1/B	457,000	398,450
9.875% due 8/10/2011	B1/B	430,000	362,304
General Motors Corp. Sr. Deb. 8.375% due 7/15/2033	Caa1/B	540,000	319,950
Goodyear Tire & Rubber Co.
6.678% due 12/1/2009(2)	Ba3/BB-	110,000	109,175
Sr. Nt.
8.625% due 12/1/2011	Ba3/BB-	72,000	72,720
TRW Automotive, Inc. 7.25% due 3/15/2017(1)	Ba3/BB	338,000	283,920

			3,454,530

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Building Materials — 0.6%
Norcraft Cos. L.P. Sr. Sub. Nt. 9.00% due 11/1/2011	B1/B+	$375,000	$376,875

			376,875
Chemicals — 2.1%
Airgas, Inc. 7.125% due 10/1/2018(1)	Ba2/BB+	210,000	211,575
Koppers, Inc. Sr. Nt. 9.875% due 10/15/2013	Ba3/B+	298,000	312,900
Momentive Performance Materials, Inc. Sr. Nt. 9.75% due 12/1/2014(2)	B3/B	460,000	393,300
Nalco Co. Sr. Sub. Nt. 8.875% due 11/15/2013	B3/B-	315,000	322,875

			1,240,650
Computers — 0.7%
Seagate Technology HDD Holdings 6.80% due 10/1/2016	Ba1/BB+	420,000	383,250

			383,250
Construction Machinery — 0.8%
Titan International, Inc. Sr. Nt. 8.00% due 1/15/2012	Caa1/B-	120,000	117,600
United Rentals NA, Inc. Sr. Sub. Nt. 7.75% due 11/15/2013	B2/B	448,000	358,400

			476,000
Consumer Products — 0.9%
Elizabeth Arden, Inc. Sr. Sub. Nt. 7.75% due 1/15/2014	B1/B+	555,000	520,313

			520,313
Diversified Financial Services — 3.3%
CDX North America High Yield Ser. 10 -T 8.875% due 6/29/2013(1)	B3/NR	760,000	702,050
GMAC LLC Sr. Nt. 6.875% due 9/15/2011	B3/B	260,000	186,829
Rainbow National Services LLC 8.75% due 9/1/2012(1)	B1/BB	700,000	710,500
Stallion Oilfield Services Sr. Nt. 9.75% due 2/1/2015(1)	Caa1/B	420,000	357,000

			1,956,379

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	9

Schedule of Investments – RS High Yield Bond VIP Series (continued)

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Diversified Manufacturing — 0.1%
ESCO Corp. Sr. Nt. 8.625% due 12/15/2013(1)	B2/B	$65,000	$65,650

			65,650
Electric — 6.1%
AES Corp.
Sr. Nt.
8.00% due 10/15/2017	B1/BB-	260,000	254,800
8.00% due 6/1/2020(1)	B1/BB-	520,000	501,800
Dynegy Holdings, Inc. Sr. Nt. 7.75% due 6/1/2019	B2/B	340,000	309,400
Edison Mission Energy Sr. Nt. 7.00% due 5/15/2017	B1/BB-	270,000	252,450
NRG Energy, Inc. Sr. Nt. 7.375% due 1/15/2017	B1/B	475,000	448,875
Reliant Energy, Inc.
Sr. Nt.
7.625% due 6/15/2014	B1/BB-	270,000	263,250
7.875% due 6/15/2017	B1/BB-	135,000	131,962
Sierra Pacific Resources Sr. Nt. 8.625% due 3/15/2014	Ba3/BB	390,000	408,843
Texas Competitive Electric Holdings Co. LLC
10.25% due 11/1/2015(1)	B3/CCC	1,040,000	1,019,200

			3,590,580
Electrical Components & Equipment — 0.2%
Belden, Inc. Sr. Sub. Nt. 7.00% due 3/15/2017	Ba1/BB-	135,000	129,600

			129,600
Electronics — 0.7%
Jabil Circuit, Inc. Sr. Nt. 8.25% due 3/15/2018(1)	Ba1/BB+	420,000	418,950

			418,950
Energy — 8.2%
Allis-Chalmers Energy, Inc. Sr Nt. 9.00% due 1/15/2014	B2/B	210,000	203,175
Chaparral Energy, Inc. Sr. Nt. 8.50% due 12/1/2015	Caa1/B-	635,000	550,862
Chesapeake Energy Corp. Sr. Nt. 7.625% due 7/15/2013	Ba3/BB	255,000	255,638
Cimarex Energy Co. Sr. Nt. 7.125% due 5/1/2017	B1/BB	215,000	211,238

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Energy — (continued)
Compagnie Generale de Geophysique-Veritas Sr. Nt. 7.75% due 5/15/2017	Ba3/BB	$65,000	$65,081
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	B2/BB-	390,000	389,512
El Paso Corp. Sr. Nt. 7.00% due 6/15/2017	Ba3/BB-	390,000	381,688
Encore Acquisition Co. Sr. Sub. Nt. 7.25% due 12/1/2017	B1/B+	450,000	438,750
Hilcorp Energy I L.P.
Sr. Nt.
7.75% due 11/1/2015(1)	B3/BB-	125,000	120,000
9.00% due 6/1/2016(1)	B3/BB-	170,000	172,975
Mariner Energy, Inc. Sr. Nt. 8.00% due 5/15/2017	B3/B+	215,000	208,013
OPTI Canada, Inc.
Sr. Sec. Nt.
7.875% due 12/15/2014	B1/BB+	150,000	148,125
8.25% due 12/15/2014	B1/BB+	470,000	467,650
Peabody Energy Corp. 6.875% due 3/15/2013	Ba1/BB	360,000	360,900
Southwestern Energy Co. Sr. Nt. 7.50% due 2/1/2018(1)	Ba2/BB+	520,000	535,033
Whiting Petroleum Corp. Sr. Sub. Nt. 7.00% due 2/1/2014	B1/BB-	300,000	294,375

			4,803,015
Energy-Refining — 0.4%
Petroplus Finance Ltd.
Sr. Nt.
6.75% due 5/1/2014(1)	B1/BB-	75,000	67,875
7.00% due 5/1/2017(1)	B1/BB-	210,000	185,325

			253,200
Entertainment — 0.4%
Scientific Games Corp. 7.875% due 6/15/2016(1)	Ba3/BB-	210,000	208,950

			208,950
Environmental — 0.4%
Allied Waste NA, Inc. Sr. Nt. 7.875% due 4/15/2013	B1/BB	250,000	254,375

			254,375
Food & Beverage — 3.3%
Aramark Corp.
Sr. Nt.
6.373% due 2/1/2015(2)	B3/B	108,000	100,980
8.50% due 2/1/2015	B3/B	658,000	644,840

The accompanying notes are an integral part of these financial statements.

10	RS High Yield Bond VIP Series

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Food & Beverage (continued)
ASG Consolidated LLC Sr. Disc. Nt. 11.50% due 11/1/2011(3)	B3/B+	$420,000	$388,500
Constellation Brands, Inc. 7.25% due 5/15/2017	Ba3/BB-	270,000	252,450
Michael Foods, Inc. Sr. Sub. Nt. 8.00% due 11/15/2013	B3/B-	580,000	571,300

			1,958,070
Gaming — 3.5%
Boyd Gaming Corp.
Sr. Sub. Nt.
6.75% due 4/15/2014	B1/BB	170,000	130,900
7.125% due 2/1/2016	B1/BB	340,000	250,750
Buffalo Thunder Development Authority Sr. Sec. Nt. 9.375% due 12/15/2014(1)	B2/B	110,000	73,700
MGM Mirage, Inc. Sr. Nt. 7.50% due 6/1/2016	Ba2/BB	445,000	366,013
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	B3/B	158,000	169,455
Seminole Hard Rock Entertainment, Inc. Sr. Sec. Nt. 5.276% due 3/15/2014(1)(2)	B1/BB	60,000	50,400
Seneca Gaming Corp. Sr. Nt. 7.25% due 5/1/2012	Ba2/BB	505,000	473,437
Shingle Springs Tribal Gaming Authority Sr. Nt. 9.375% due 6/15/2015(1)	B3/B	270,000	219,375
Snoqualmie Entertainment Authority Nt. 9.125% due 2/1/2015(1)	B3/B	420,000	310,800

			2,044,830
Health Care — 8.4%
Alliance Imaging, Inc.
Sr. Sub. Nt. 7.25% due 12/15/2012	B3/B-	800,000	752,000
Community Health Systems, Inc. 8.875% due 7/15/2015	B3/B	690,000	694,313
DaVita, Inc. 7.25% due 3/15/2015	B2/B	430,000	418,175
Fresenius Medical Care Capital Tr. 7.875% due 6/15/2011	Ba3/BB	310,000	320,850
HCA, Inc.
Sr. Nt.
6.75% due 7/15/2013	Caa1/B-	430,000	377,325
Sec. Nt.
9.125% due 11/15/2014	B2/BB-	1,077,000	1,101,232
9.25% due 11/15/2016	B2/BB-	870,000	896,100

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Health Care (continued)
Health Management Associates, Inc. Sr. Nt. 6.125% due 4/15/2016	NR/BB-	$395,000	$345,625

			4,905,620
Insurance — 0.5%
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(1)	Ba1/BB+	300,000	297,783

			297,783
Iron-Steel — 1.0%
Steel Dynamics, Inc. Sr. Nt. 7.375% due 11/1/2012(1)	Ba2/BB+	600,000	600,000

			600,000
Leisure Time — 1.0%
Royal Caribbean Cruises Ltd.
Sr. Nt.
6.875% due 12/1/2013	Ba1/BB+	260,000	226,200
7.00% due 6/15/2013	Ba1/BB+	390,000	345,150

			571,350
Lodging — 2.5%
Harrah’s Operating Co., Inc. 10.75% due 2/1/2016(1)	B3/B+	650,000	539,500
Host Marriott L.P. Sr. Nt. Ser. O 6.375% due 3/15/2015	Ba1/BB	675,000	597,375
Station Casinos, Inc. Sr. Nt. 7.75% due 8/15/2016	B2/B+	390,000	298,350

			1,435,225
Media—Cable — 5.1%
Cablevision Systems Corp. Sr. Nt. 8.00% due 4/15/2012(2)	B2/B+	435,000	411,075
Charter Communications Operating LLC
Sr. Sec. Nt.
8.00% due 4/30/2012(1)	B3/B-	278,000	262,710
10.875% due 9/15/2014(1)	B3/B-	110,000	113,025
Clear Channel Communications, Inc. Sr. Nt. 5.75% due 1/15/2013	Baa3/CCC+	440,000	296,450
CSC Holdings, Inc.
Sr. Nt. Ser. B
7.625% due 4/1/2011	B1/BB	315,000	308,700
Sr. Nt.
8.50% due 6/15/2015(1)	B1/BB	325,000	319,312
DirecTV Holdings LLC Sr. Nt. 7.625% due 5/15/2016(1)	Ba3/BB	260,000	256,100

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	11

Schedule of Investments – RS High Yield Bond VIP Series (continued)

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Media—Cable (continued)
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	B2/B	$405,000	$376,650
Sinclair Television Group, Inc. 8.00% due 3/15/2012	Ba3/BB-	390,000	392,925
Videotron Ltee. Sr. Nt. 9.125% due 4/15/2018(1)	Ba2/BB-	210,000	219,450
Virgin Media Finance PLC Sr. Nt. 9.125% due 8/15/2016	B2/B-	42,000	39,375

			2,995,772
Media – NonCable — 4.1%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	B1/B+	880,000	836,000
Bonten Media Acquisition Co. Sr. Sub. Nt. 9.00% due 6/1/2015(1)(4)	Caa1/CCC+	215,000	156,950
DirecTV Holdings LLC Sr. Nt. 8.375% due 3/15/2013	Ba3/BB	465,000	478,950
EchoStar DBS Corp. Sr. Nt. 6.375% due 10/1/2011	Ba3/BB-	530,000	511,450
Hughes Network Systems LLC Sr. Nt. 9.50% due 4/15/2014	B1/B	85,000	85,956
Idearc, Inc. Sr. Nt. 8.00% due 11/15/2016	B3/B-	390,000	245,213
Mediacom Broadband LLC Sr. Nt. 8.50% due 10/15/2015	B3/B-	120,000	107,250
R.H. Donnelley Corp. Sr. Nt. Ser. A-4 8.875% due 10/15/2017(1)	B3/B-	10,000	5,950

			2,427,719
Metals & Mining — 1.0%
Freeport-McMoRan Copper & Gold, Inc.
Sr. Nt.
8.25% due 4/1/2015	Ba2/BBB-	135,000	141,919
8.375% due 4/1/2017	Ba2/BBB-	395,000	416,725

			558,644
Natural Gas-Distributors — 1.0%
Amerigas Partners L.P.
Sr. Nt.
7.125% due 5/20/2016	B1/NR	510,000	473,025
7.25% due 5/20/2015	B1/NR	110,000	102,850

			575,875

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Natural Gas – Pipelines — 1.9%
El Paso Performance-Linked Tr. Nt. 7.75% due 7/15/2011(1)	Ba3/BB	$170,000	$171,263
MarkWest Energy Partners L.P. Sr. Nt. Ser. B 8.50% due 7/15/2016	B2/B+	340,000	345,100
SemGroup L.P. Sr. Nt. 8.75% due 11/15/2015(1)	B1/NR	600,000	582,000

			1,098,363
Oil & Gas — 3.4%
Atlas Energy Resources LLC Sr. Nt. 10.75% due 2/1/2018(1)	B3/B	210,000	218,400
Chesapeake Energy Corp.
6.875% due 1/15/2016	Ba3/BB	260,000	250,900
7.50% due 9/15/2013	Ba3/BB	130,000	130,000
PetroHawk Energy Corp. Sr. Nt. 7.875% due 6/1/2015(1)	B3/B	210,000	205,012
Plains Exploration & Production Co. 7.625% due 6/1/2018	B1/BB	260,000	260,000
Quicksilver Resources, Inc. 7.75% due 8/1/2015	Ba3/B	390,000	386,100
Range Resources Corp. 7.25% due 5/1/2018	Ba3/BB	134,000	132,995
SandRidge Energy, Inc. Sr. Nt. 8.00% due 6/1/2018(1)	B3/B-	390,000	391,950

			1,975,357
Oil & Gas Services — 1.0%
Allis-Chalmers Energy, Inc. 8.50% due 3/1/2017	B2/B	260,000	240,500
Seitel, Inc. 9.75% due 2/15/2014	B3/B-	390,000	348,563

			589,063
Packaging — 1.3%
Crown Americas LLC
7.625% due 11/15/2013	B1/B	135,000	134,663
7.75% due 11/15/2015	B1/B	600,000	600,000

			734,663
Paper & Forest Products — 3.9%
Abitibi-Consol of Canada Sr. Sec. Nt. 13.75% due 4/1/2011(1)	B1/B+	210,000	221,550
Caraustar Inds., Inc. Nt. 7.375% due 6/1/2009	Caa2/B-	940,000	822,500
Catalyst Paper Corp. Sr. Nt. Ser. D 8.625% due 6/15/2011	B2/B-	100,000	85,000

The accompanying notes are an integral part of these financial statements.

12	RS High Yield Bond VIP Series

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Paper & Forest Products (continued)
Graphic Packaging International, Inc. Sr. Sub. Nt. 9.50% due 8/15/2013	B3/B-	$764,000	$729,620
Rock-Tenn Co.
Sr. Nt.
8.20% due 8/15/2011	Ba3/BB	260,000	267,800
9.25% due 3/15/2016(1)	Ba3/BB-	130,000	137,800

			2,264,270
Pipelines — 0.9%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018(1)	B3/B-	520,000	516,100

			516,100
Retailers — 0.9%
Inergy LP/Inergy Finance Corp. 8.25% due 3/1/2016(1)	NR/B+	400,000	394,000
Rent-A-Center Sr. Sub. Nt. Ser. B 7.50% due 5/1/2010	B2/B+	160,000	154,800

			548,800
Services — 1.2%
NCO Group, Inc.
Sr. Nt.
7.551% due 11/15/2013(2)	B3/B-	250,000	200,625
Sr. Sub. Nt.
11.875% due 11/15/2014	Caa1/B-	130,000	106,600
Travelport LLC Sr. Nt. 7.307% due 9/1/2014(2)	B3/B	510,000	408,000

			715,225
Software — 0.2%
First Data Corp. 9.875% due 9/24/2015(1)	B3/B	130,000	113,100

			113,100
Supermarkets — 0.6%
Delhaize America, Inc. Debt. 9.00% due 4/15/2031	Baa3/BBB-	314,000	369,642

			369,642
Technology — 3.1%
Amkor Technologies, Inc. Sr. Nt. 7.75% due 5/15/2013	B1/B+	400,000	371,000
Freescale Semiconductor, Inc. Sr. Nt.
6.651% due 12/15/2014(2)	B2/B-	130,000	102,700
8.875% due 12/15/2014	B2/B-	130,000	105,625
Iron Mountain, Inc. Sr. Sub. Nt. 8.625% due 4/1/2013	B2/B+	750,000	753,750

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Technology (continued)
Nortel Networks Ltd.
Sr. Nt.
6.963% due 7/15/2011(2)	B3/B-	$305,000	$288,225
10.75% due 7/15/2016	B3/B-	170,000	168,300

			1,789,600
Telecommunications — 1.1%
American Tower Corp. Sr. Nt. 7.00% due 10/15/2017(1)	Ba1/BB+	520,000	514,800
Nortel Networks Ltd. 10.75% due 7/15/2016(1)	B3/B-	130,000	128,700

			643,500
Tobacco — 0.9%
Reynolds American, Inc. Sr. Sec. Nt. 7.25% due 6/1/2013	Baa3/BBB	510,000	527,203

			527,203
Transportation — 1.1%
American Railcar Industries, Inc. Sr. Nt. 7.50% due 3/1/2014	B1/BB-	340,000	316,200
Avis Budget Car Rental LLC
Sr. Nt.
5.176% due 5/15/2014(2)	Ba3/BB-	85,000	65,875
7.625% due 5/15/2014	Ba3/BB-	85,000	68,000
7.75% due 5/15/2016	Ba3/BB-	255,000	195,713

			645,788
Wireless Communications — 2.2%
Inmarsat Finance PLC Sr. Nt. 7.625% due 6/30/2012	Ba3/BB	222,000	226,440
Intelsat Bermuda, Ltd. Sr. Nt. 9.25% due 6/15/2016	B3/BB-	85,000	85,637
iPCS, Inc. Sec. Nt. 6.123% due 5/1/2014(2)(4)	Caa1/CCC	430,000	365,500
Sprint Capital Corp. 6.90% due 5/1/2019	Baa3/BB	680,000	596,700

			1,274,277
Wireline Communications — 1.5%
Nordic Telephone Co. Holdings Sr. Nt. 8.875% due 5/1/2016(1)	B2/B+	170,000	166,600
Qwest Corp.
Sr. Nt.
7.625% due 6/15/2015	Ba1/BBB-	375,000	360,937
7.875% due 9/1/2011	Ba1/BBB-	340,000	340,000

			867,537

Total Corporate Bonds (Cost $56,294,026)			53,683,492

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	13

Schedule of Investments – RS High Yield Bond VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Preferred Stocks — 0.1%
Thrift & Mortgage Finance — 0.1%
IndyMac Bank FSB(1)(5)	32,000	$32,000

		32,000

Total Preferred Stocks (Cost $800,000)		32,000

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(6)	11	455
RS Emerging Growth Fund, Class Y(6)	15	530
RS Emerging Markets Fund, Class A(6)	15	363
RS Equity Dividend Fund, Class Y(6)	7	57
RS Global Natural Resources Fund, Class Y(6)	8	336
RS Growth Fund, Class Y(6)	23	289
RS Investment Quality Bond Fund, Class A(6)	6	57
RS Investors Fund, Class Y(6)	21	203
RS MidCap Opportunities Fund, Class Y(6)	11	132
RS Partners Fund, Class Y(6)	10	304
RS S&P 500 Index Fund, Class A(6)	6	56
RS Smaller Company Growth Fund, Class Y(6)	6	102
RS Technology Fund, Class Y(6)	11	163
RS Value Fund, Class Y(6)	21	538

Total Other Investments (Cost $3,682)		3,585

June 30, 2008 (unaudited)	Principal Amount	Value

Repurchase Agreements — 6.2%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $3,610,211 due 7/1/2008, collateralized by FHMLC, 5.500%, due 8/23/2017, with a value of $3,682,962	$3,610,000	$3,610,000

Total Repurchase Agreements (Cost $3,610,000)		3,610,000

Total Investments — 98.0% (Cost $60,707,708)		57,329,077
Other Assets, Net — 2.0%		1,195,530

Total Net Assets — 100.0%		$58,524,607

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $14,735,935, representing 25.6% of net assets of which $14,703,935 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2008.
(3)	Step-up bond.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	Security deemed illiquid by the investment adviser.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$3,613,585
Level 2 – Significant Other Observable Inputs	53,715,492
Level 3 – Significant Unobservable Inputs	—

Total	$57,329,077

The accompanying notes are an integral part of these financial statements.

14	RS High Yield Bond VIP Series

Financial Information — RS High Yield Bond VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$57,329,077
Cash and cash equivalents	183
Interest receivable	976,968
Receivable for investments sold	441,676
Receivable for fund shares subscribed	1,649
Prepaid expenses	1,471

Total Assets	58,751,024

Liabilities
Payable for investments purchased	130,747
Payable to adviser	29,273
Accrued shareholder reports expense	25,159
Payable for fund shares redeemed	17,151
Accrued audit fees	13,839
Trustees’ deferred compensation	3,585
Accrued expenses/other liabilities	6,663

Total Liabilities	226,417

Total Net Assets	$58,524,607

Net Assets Consist of:
Paid-in capital	67,636,004
Accumulated undistributed net investment income	2,397,099
Accumulated net realized loss from investments	(8,129,865)
Net unrealized depreciation on investments	(3,378,631)

Total Net Assets	$58,524,607

Investments, at Cost	$60,707,708

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	7,572,936

Net Asset Value Per Share	$7.73

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$2,608,547
Dividends	16,961

Total Investment Income	2,625,508

Expenses
Investment advisory fees	177,974
Custodian fees	17,379
Shareholder reports	12,873
Professional fees	8,594
Administrative service fees	4,330
Trustees’ fees and expenses	1,909
Insurance expense	1,147
Other expense	716

Total Expenses	224,922

Net Investment Income	2,400,586

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(2,989,104)
Net change in unrealized depreciation on investments	(763,807)

Net Loss on Investments	(3,752,911)

Net Decrease in Net Assets Resulting from Operations	$(1,352,325)

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	15

Financial Information — RS High Yield Bond VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$2,400,586	$4,841,506
Net realized gain/(loss) from investments	(2,989,104)	125,260
Net change in unrealized depreciation on investments	(763,807)	(4,190,359)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,352,325)	776,407

Distributions to Shareholders
Net investment income	—	(4,868,494)

Total Distributions	—	(4,868,494)

Capital Share Transactions
Proceeds from sales of shares	1,670,248	6,858,045
Reinvestment of distributions	—	4,868,494
Cost of shares redeemed	(4,217,250)	(9,568,386)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(2,547,002)	2,158,153

Net Decrease in Net Assets	(3,899,327)	(1,933,934)

Net Assets

Beginning of period	62,423,934	64,357,868

End of period	$58,524,607	$62,423,934

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(3,487)

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,397,099	$—

Other Information:

Shares
Sold	215,384	795,331
Reinvested	—	617,829
Redeemed	(546,796)	(1,106,746)

Net Increase/(Decrease)	(331,412)	306,414

The accompanying notes are an integral part of these financial statements.

16	RS High Yield Bond VIP Series

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RS High Yield Bond VIP Series	17

Financial Information — RS High Yield Bond VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$7.90	$0.32	$(0.49)	$(0.17)	$—	$—	$—

Year Ended 12/31/07	8.47	0.67	(0.57)	0.10	(0.67)	—	(0.67)

Year Ended 12/31/06	8.33	0.61	0.14	0.75	(0.61)	—	(0.61)

Year Ended 12/31/05	8.60	0.55	(0.27)	0.28	(0.55)	—	(0.55)

Year Ended 12/31/04	8.43	0.58	0.17	0.75	(0.58)	—	(0.58)

Year Ended 12/31/03	7.61	0.53	0.82	1.35	(0.53)	—	(0.53)

The accompanying notes are an integral part of these financial statements.

18	RS High Yield Bond VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7.73	(2.15)%	$58,525	0.76%	0.76%	8.09%	8.09%	43%

7.90	1.19%	62,424	0.76%	0.80%	7.49%	7.45%	97%

8.47	9.17%	64,358	0.76%	0.77%	6.94%	6.93%	88%

8.33	3.30%	63,890	0.80%	0.80%	6.35%	6.35%	88%

8.60	9.22%	63,340	0.79%	0.79%	6.97%	6.97%	90%

8.43	17.95%	54,424	0.81%	0.81%	7.17%	7.17%	165%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.
[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and custody credits, if applicable.
[3]

Total returns do not reflect the effects of charges deducted pursuant to the terms of Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	19

Notes to Financial Statements — RS High Yield Bond VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS High Yield Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.   Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can

20	RS High Yield Bond VIP Series

involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — quoted prices in active markets for identical investments

➢	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

RS High Yield Bond VIP Series	21

Notes to Financial Statements — RS High Yield Bond VIP Series (unaudited) (continued)

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.57% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.76% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

22	RS High Yield Bond VIP Series

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total
$4,868,494

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007 were as follows:

Expiring	Amount
2009	$2,047,830
2010	2,886,016

Total	$4,933,846

During the year ended December 31, 2007, the Fund utilized capital loss carryovers of $307,362.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had $190,851 in deferred losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $60,710,359. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $334,848 and $(3,716,130), respectively, resulting in net unrealized depreciation of $(3,381,282).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

Investments
Purchases	$23,804,503
Sales	$25,358,097

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon)

RS High Yield Bond VIP Series	23

Notes to Financial Statements — RS High Yield Bond VIP Series (unaudited) (continued)

and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable on a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

d.  Dollar Rolls

The Fund may enter into dollar rolls (principally using TBAs) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

24	RS High Yield Bond VIP Series

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

RS High Yield Bond VIP Series	25

Notes to Financial Statements — RS High Yield Bond VIP Series (unaudited) (continued)

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

26	RS High Yield Bond VIP Series

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 – 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger,

* The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS High Yield Bond VIP Series	27

Supplemental Information — unaudited (continued)

deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the

28	RS High Yield Bond VIP Series

management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout

RS High Yield Bond VIP Series	29

Supplemental Information — unaudited (continued)

the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

30	RS High Yield Bond VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS High Yield Bond VIP Series	31

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

32	RS High Yield Bond VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

RS High Yield Bond VIP Series	33

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Money Market VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Money Market VIP Series

Alexander M. Grant, Jr.

Alexander M. Grant, Jr. (GIS) has managed RS Money Market VIP Series since 1986.* Mr. Grant has been managing director at The Guardian Life Insurance Company of America (“Guardian Life”) since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

*	Includes service as the portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	As of June 30, 2008, the Federal Funds target rate was 2.00% and the discount rate was 2.25%, both lower by 2.25% and 2.50%, respectively, during the first half of the year.

➢

After cutting rates by 2.00% in the first quarter of 2008, the Federal Open Market Committee (FOMC) further cut rates by 0.25% in the first month of the second quarter, and held rates steady at the June meeting.

➢

The Federal Reserve Board introduced a series of new programs to bring liquidity back into the markets, which included the Term Auction Facility, the Primary Dealer Credit Facility and the Term Securities Lending Facility. These programs seem likely to stay in place into 2009.

Performance

As of June 30th, 2008, the effective 7-day net annualized yield for the RS Money Market VIP Series was 1.75%. The effective 7-day annualized yield of Tier One money market funds was 1.83% as measured by iMoneyNet, Inc., a research firm that tracks money market funds.

Market Overview

Money market funds are directly affected by the actions of the Federal Reserve Board (the “Fed”), and at the beginning of the second quarter of 2008, the Federal Funds rate stood at 2.25%. The Federal Funds rate is the rate at which banks can borrow from each other overnight. Although the Fed does not set this rate, it can establish a target rate and, through open-market operations, the Fed can move member banks in the direction of that target rate. Throughout the year, money market issuers altered their rate offerings in response to monetary policy and interest rate expectations.

Since last summer, financial markets in the United States have been under considerable strain. The financial turmoil was triggered by investors’ concerns about the credit quality of mortgages, especially subprime mortgages with adjustable interest rates. Investors began questioning the reliability of credit ratings on a range of financial products. Issuers of asset-backed commercial paper (ABCP) were forced to exercise their extension options as investors began to shun new ABCP offerings, and the amount of ABCP outstanding dropped dramatically as investors sought safe havens for maturing cash positions. Problems also arose for issuers of structured investment vehicles (SIVs), as the value of the assets held within these programs declined, making the programs unattractive to potential investors.

As 2008 began, market stress continued as money center banks and other large financial firms came under pressure to remove assets from off-balance-sheet vehicles onto their own balance sheets. In addition,

RS Money Market VIP Series	3

RS Money Market VIP Series (continued)

banks began reporting large losses, which led to valuation uncertainty and a further tightening of credit markets. Market participants became more protective of their liquidity as lending to firms and households became more restrictive.

In an attempt to ease the liquidity crisis in the first quarter of 2008, the FOMC cut the Federal Funds rate by 2.00% to 2.25% and lowered the discount rate to 2.50%. The discount rate is the interest rate charged to commercial banks and other depository institutions on loans they receive from their regional Federal Reserve Bank’s lending facility — the discount window. At the first FOMC meeting of the second quarter on April 30, 2008, the Federal Funds rate was lowered to 2.00% and the discount rate was lowered to 2.25%. The Fed has also introduced a series of new programs that sought to bring liquidity back into the markets, these include the Term Auction Facility, the Primary Dealer Credit Facility and the Terms Securities Lending Facility. These programs now seem likely to stay in place into 2009. On June 25, 2008, at the final FOMC meeting of the second quarter, the Federal Funds rate was held at 2.00%, while the discount rate remained at 2.25%.

Portfolio Review

The Fund primarily invests in money market instruments that pay a fixed, variable, or floating interest rate. Money market instruments may include, for example, bank certificates of deposit and other obligations, notes, commercial paper, U.S. government securities, agencies and repurchase agreements.

Our investment strategy is to create a diversified portfolio of money market instruments that present minimal credit risks according to our criteria. To best accommodate all of our investors, we will continue to try to provide a strong, seven-day yield, while offering safety and security.

The Fund seeks to diversify its holdings across a range of instruments. These include commercial paper, floating-rate taxable municipal bonds, repurchase agreements, certificates of deposit, short-maturity corporate bonds, and U.S. government agencies. At the end of the second quarter, the Fund did not hold any extendible ABCP, SIVs, structured liquidity notes, or collateralized debt obligations. As of June 24, 2008, the portfolio’s average maturity was 43 days whereas the average Tier One Money Market Fund, as measured by iMoney Net, Inc., had an average maturity of 45 days.

Outlook

There is still considerable stress at the front end of the credit markets and several indicators (including Federal Funds’ futures contracts and eurodollar synthetic futures) suggest that the FOMC could begin a series of rate hikes later this year. In this environment the Fund will seek to keep its weighted average maturity in line with its peer group and to avoid exposure to ABCP and SIV products. This view and investment strategy will of course be dependent on the inflation outlook, economic growth, the housing market and consumer spending. The Fund may make adjustments to its portfolio as incoming information is evaluated.

I thank you for your investment and continued support.

Alexander M. Grant, Jr.

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other agency. Although the Fund seeks to preserve the value of an investment at $10.00 per unit, it is possible to lose money by investing in the Fund.

4	RS Money Market VIP Series

Total Net Assets: $264,745,073

Sector Allocation

Data as of June 30, 2008

Portfolio Statistics

Average Maturity (days)	41
Yields
Effective 7-Day Yield	1.75%
Current 7-Day Yield	1.75%

Top Ten Holdings[1]

Company	Discount/Coupon	Maturity date	Percentage of Total Net Assets
General Electric Capital Group	2.200% and 2.350%	08/01/08	3.77%
Anheuser-Busch Companies, Inc.	2.350%	07/01/08	2.53%
FNMA Agency	3.375%	12/15/08	1.90%
FNMA Agency	4.000%	07/25/08	1.89%
FHLB Agency	2.450%	05/07/09	1.89%
Lehman Brothers Holdings, Inc.	2.600%	07/01/08	1.89%
FHLB Agency	2.250%	02/13/09	1.89%
Genetech Technology Berhad	2.160%	07/03/08	1.89%
Unilever Capital Corp.	2.130%	07/07/08	1.89%
Pitney Bowes Inc.	2.200%	07/07/08	1.89%
Total			21.43%

Performance Update Average Annual Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Money Market VIP Series	12/29/81	1.26%	3.59%	4.04%	2.85%	3.27%	5.39%
Lehman Brothers 3 Month Treasury-Bill Index[2]		1.30%	3.81%	4.35%	3.22%	3.66%	5.58%

Since	inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers 3 month T-Bill Index is an unmanaged index that is generally considered to be representative of the average yield of three-month Treasury Bills. You may not invest in the index, and, unlike the Fund, the Index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.54%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com

RS Money Market VIP Series	5

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$1,012.60	$2.63	0.53%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.25	$2.64	0.53%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6	RS Money Market VIP Series

Schedule of Investments — RS Money Market VIP Series

June 30, 2008 (unaudited)	Principal Amount	Value

Corporate Bonds — 6.1%
Conglomerates — 3.8%
General Electric Capital Corp.
2.20% due 8/1/2008	$5,000,000	$4,990,528
2.35% due 8/1/2008	5,000,000	4,989,882

		9,980,410
Diversified Financial Services — 1.1%
Goldman Sachs Group, Inc. 2.716% due 11/14/2008(1)	3,000,000	2,992,900

		2,992,900
Financial – Banks — 1.2%
Bank One Corp. 6.00% due 2/17/2009	1,170,000	1,192,919
Wachovia Corp. 3.625% due 2/17/2009	2,000,000	1,998,955

		3,191,874

Total Corporate Bonds (Cost $16,165,184)		16,165,184

	Principal Amount	Value
U.S. Government Securities — 9.5%
U.S. Government Agency Securities — 9.5%
FHLB
2.25% due 2/13/2009	5,000,000	4,999,712
2.45% due 5/7/2009	5,000,000	5,000,000
FNMA
2.03% due 7/23/2008	5,000,000	4,993,797
3.375% due 12/15/2008	5,000,000	5,020,739
4.00% due 7/25/2008	5,000,000	5,005,589

		25,019,837

Total U.S. Government Securities (Cost $25,019,836)		25,019,837

	Principal Amount	Value
Commercial Paper — 84.4%
Agricultural — 1.1%
Archer Daniels Midland Co. 2.22% due 7/10/2008	3,070,000	3,068,296

		3,068,296
Automotive — 1.9%
Toyota Motor Credit Corp. 2.35% due 8/21/2008	5,000,000	4,983,354

		4,983,354
Chemicals — 3.8%
E.I. du Pont de Nemours and Co.
2.10% due 7/14/2008	5,000,000	4,996,208
2.17% due 7/16/2008	5,000,000	4,995,479

		9,991,687

June 30, 2008 (unaudited)	Principal Amount	Value

Computers — 3.8%
International Business Machines Corp.
2.09% due 9/2/2008	$5,000,000	$4,981,713
2.23% due 8/14/2008	5,000,000	4,986,372

		9,968,085
Consumer Products — 1.9%
Colgate-Palmolive Co. 2.14% due 7/11/2008	5,000,000	4,997,028

		4,997,028
Diversified Financial Services — 5.6%
J.P. Morgan Chase & Co.
2.20% due 8/1/2008	5,000,000	4,990,528
2.55% due 7/10/2008	5,000,000	4,996,812
Lehman Brothers Holdings, Inc. 2.60% due 7/1/2008	5,000,000	5,000,000

		14,987,340
Diversified Manufacturing — 7.5%
Danaher Corp. 2.05% due 7/18/2008-8/7/2008	10,000,000	9,984,625
Genetech Technology Berhad 2.16% due 7/3/2008	5,000,000	4,999,400
Siemens Capital Co. LLC 2.08% due 7/23/2008	5,000,000	4,993,645

		19,977,670
Electric — 1.9%
FPL Group Capital Inc. 2.42% due 7/9/2008	5,000,000	4,997,311

		4,997,311
Energy — 1.9%
FPL Fuels, Inc. 2.30% due 8/4/2008	5,000,000	4,989,139

		4,989,139
Entertainment — 1.9%
The Walt Disney Co. 2.13% due 7/31/2008	5,000,000	4,991,125

		4,991,125
Finance Companies — 1.9%
Private Export Funding Corp. 2.28% due 9/19/2008	5,000,000	4,974,667

		4,974,667
Financial – Banks — 7.5%
Bank of America Corp. 2.54% due 8/5/2008	5,000,000	4,987,653
Caterpillar Financial Services Corp. 2.15% due 7/21/2008	5,000,000	4,994,028
John Deere Credit Ltd. 2.40% due 7/30/2008	5,000,000	4,990,333
Rabobank USA Fin. Corp.
2.58% due 8/1/2008	5,000,000	4,988,891

		19,960,905

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	7

Schedule of Investments — RS Money Market VIP Series (continued)

June 30, 2008 (unaudited)	Principal Amount	Value

Food & Beverage — 11.9%
Anheuser-Busch Companies, Inc. 2.35% due 7/1/2008	$6,700,000	$6,700,000
Nestle Capital Corp. 2.14% due 7/14/2008	5,000,000	4,996,136
The Coca-Cola Co.
2.03% due 7/28/2008	5,000,000	4,992,387
2.11% due 7/25/2008	5,000,000	4,992,967
Unilever Capital Corp.
2.13% due 7/7/2008	5,000,000	4,998,225
2.17% due 7/28/2008	5,000,000	4,991,863

		31,671,578
Food & Staples Retaling — 3.8%
Walgreen Co. 2.25% due 7/8/2008-7/11/2008	10,000,000	9,994,687

		9,994,687
Office/Business Equipment — 1.9%
Pitney Bowes Inc. 2.20% due 7/7/2008	5,000,000	4,998,167

		4,998,167
Personal Products — 1.9%
L’Oreal U.S.A., Inc. 2.12% due 7/10/2008	5,000,000	4,997,350

		4,997,350
Pharmaceuticals — 16.6%
Abbot Laboratories 1.97% due 7/1/2008	4,000,000	4,000,000
Astrazeneca PLC 2.40% due 10/15/2008	5,000,000	4,964,667
Johnson & Johnson 2.03% due 7/22/2008	5,000,000	4,994,079
Medtronic, Inc. 2.20% due 7/17/2008	5,000,000	4,995,111
Novartis Finance Corp.
2.04% due 8/18/2008	5,000,000	4,986,400
2.30% due 8/28/2008	5,000,000	4,981,472
Pfizer, Inc.
2.10% due 7/8/2008	5,000,000	4,997,958
2.65% due 7/7/2008	5,000,000	4,997,792
Smithkline Beecham Corp. 2.30% due 7/23/2008	5,000,000	4,992,972

		43,910,451
Telecommunications — 3.8%
AT&T, Inc.
2.12% due 7/11/2008	5,000,000	4,997,056
2.21% due 8/28/2008	5,000,000	4,982,197

		9,979,253
Utilities – Electric & Water — 3.8%
Natural Rural Utilities Cooperative Finance Corp. 2.25% due 7/8/2008	5,000,000	4,997,813

June 30, 2008 (unaudited)	Principal Amount	Value

Utilities – Electric & Water (continued)
Southern Co. 2.20% due 7/24/2008	$5,000,000	$4,992,972

		9,990,785

Total Commercial Paper (Cost $223,428,878)		223,428,878

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(2)	46	1,851
RS Emerging Growth Fund, Class Y(2)	64	2,222
RS Emerging Markets Fund, Class A(2)	60	1,460
RS Equity Dividend Fund, Class Y(2)	31	265
RS Global Natural Resources Fund, Class Y(2)	32	1,416
RS Growth Fund, Class Y(2)	86	1,063
RS Investment Quality Bond Fund, Class A(2)	28	269
RS Investors Fund, Class Y(2)	74	698
RS MidCap Opportunities Fund, Class Y(2)	38	455
RS Partners Fund, Class Y(2)	43	1,284
RS S&P 500 Index Fund, Class A(2)	29	258
RS Smaller Company Growth Fund, Class Y(2)	28	476
RS Technology Fund, Class Y(2)	43	634
RS Value Fund, Class Y(2)	85	2,178

Total Other Investments (Cost $14,783)		14,529

Total Investments — 100.0% (Cost $264,628,681)		264,628,428

Other Assets, Net — 0.0%		116,645

Total Net Assets — 100.0%		$264,745,073

(1)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2008.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$14,529
Level 2 – Significant Other Observable Inputs	264,613,899
Level 3 – Significant Unobservable Inputs	—

Total	$264,628,428

The accompanying notes are an integral part of these financial statements.

8	RS Money Market VIP Series

Financial Information — RS Money Market VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$264,628,428
Cash and cash equivalents	96,995
Interest receivable	198,842
Receivable for fund shares subscribed	509,732
Prepaid expenses	8,128

Total Assets	265,442,125

Liabilities
Payable for fund shares redeemed	498,322
Payable to adviser	97,595
Accrued shareholder reports expense	49,776
Trustees’ deferred compensation	14,529
Payable for investments purchased	3,521
Accrued expenses/other liabilities	33,309

Total Liabilities	697,052

Total Net Assets	$264,745,073

Net Assets Consist of:
Paid-in capital	$264,745,352
Accumulated undistributed net investment income	14,975
Accumulated net realized loss from investments	(15,001)
Unrealized depreciation on investments	(253)

Total Net Assets	$264,745,073

Investments, at Cost	$264,628,681

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	26,474,594

Net Asset Value Per Share	$10.00

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$4,129,896
Dividends	3

Total Investment Income	4,129,899

Expenses
Investment advisory fees	607,432
Shareholder reports	30,372
Professional fees	24,508
Custodian fees	16,911
Administrative service fees	16,655
Trustees’ fees and expenses	7,612
Insurance expense	3,662
Other expense	2,076

Total Expenses	709,228
Less: Custody credits	(1)

Total Expenses, Net	709,227

Net investment income	3,420,672

Realized Gain/(Loss) and Changes in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(13,082)
Net change in unrealized appreciation on investments for trustee deferred compensation plan	205

Net Loss on Investments	(12,877)

Net Increase in Net Assets Resulting from Operations	$3,407,795

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	9

Financial Information — RS Money Market VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$3,420,672	$10,530,524
Net realized loss from investments	(13,082)	(3,788)
Net change in unrealized appreciation/(depreciation) on investments for trustee deferred compensation plan	205	(458)

Net Increase in Net Assets Resulting from Operations	3,407,795	10,526,278

Distributions to Shareholders
Net investment income	(3,406,687)	(10,527,665)

Total Distributions	(3,406,687)	(10,527,665)

Capital Share Transactions
Proceeds from sales of shares	91,044,255	163,179,769
Reinvestment of distributions	3,406,687	10,527,665
Cost of shares redeemed	(73,466,257)	(150,216,627)

Net Increase in Net Assets Resulting from Capital Share Transactions	20,984,685	23,490,807

Net Increase in Net Assets	20,985,793	23,489,420

Net Assets

Beginning of period	243,759,280	220,269,860

End of period	$264,745,073	$243,759,280

Accumulated Undistributed Net Investment Income Included in Net Assets	$14,975	$14,006

Other Information:

Shares
Sold	9,104,426	16,317,977
Reinvested	340,669	1,052,829
Redeemed	(7,346,626)	(15,021,667)

Net Increase	2,098,469	2,349,139

The accompanying notes are an integral part of these financial statements.

10	RS Money Market VIP Series

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RS Money Market VIP Series	11

Financial Information — RS Money Market VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) or an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$10.00	$0.13	$—	$0.13	$(0.13)	$—	$(0.13)

Year Ended 12/31/07	10.00	0.46	—	0.46	(0.46)	—	(0.46)

Year Ended 12/31/06	10.00	0.44	—	0.44	(0.44)	—	(0.44)

Year Ended 12/31/05	10.00	0.27	—	0.27	(0.27)	—	(0.27)

Year Ended 12/31/04	10.00	0.08	—	0.08	(0.08)	—	(0.08)

Year Ended 12/31/03	10.00	0.07	—	0.07	(0.07)	—	(0.07)

The accompanying notes are an integral part of these financial statements.

12	RS Money Market VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.00	1.26%	$264,745	0.53%	0.53%	2.53%	2.53%	N/A

10.00	4.71%	243,759	0.58%	0.58%	4.61%	4.61%	N/A

10.00	4.52%	220,270	0.59%	0.59%	4.45%	4.45%	N/A

10.00	2.69%	217,511	0.58%	0.58%	2.60%	2.60%	N/A

10.00	0.85%	295,800	0.57%	0.57%	0.84%	0.84%	N/A

10.00	0.66%	356,271	0.56%	0.56%	0.67%	0.67%	N/A

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[3]

Total returns do not reflect the effects of charges deducted pursuant to the terms of Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	13

Notes to Financial Statements — RS Money Market VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Repurchase agreements are carried at cost, which approximates market value (see Note 4a). The Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — quoted prices in active markets for identical investments

➢	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

14	RS Money Market VIP Series

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

RS Money Market VIP Series	15

Notes to Financial Statements — RS Money Market VIP Series (unaudited) (continued)

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.54% of the average daily net assets of the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total
$10,527,665

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Undistributed Ordinary Income
$26,277

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007, were as follows:

Expiring	Amount
2011	$7,909
2012	3,238
2015	3,788

Total	$14,935

During the year ended December 31, 2007, the Fund did not utilize capital loss carryovers.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Fund had no such losses.

16	RS Money Market VIP Series

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $264,628,929. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $301 and $(802), respectively, resulting in net unrealized depreciation of $(501).

Note 4.	Investments

a.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order

RS Money Market VIP Series	17

Notes to Financial Statements — RS Money Market VIP Series (unaudited) (continued)

and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

18	RS Money Market VIP Series

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on August 13 — 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity VIP Series, RS Small Cap Core Equity VIP Series, and RS Partners VIP Series (the “RS-Managed Funds”); and RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS Emerging Markets VIP Series, RS International Growth VIP Series, RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market VIP Series, RS High Yield Bond VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS S&P 500 Index VIP Series, and RS Asset Allocation VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion); UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management orga-

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS Money Market VIP Series	19

Supplemental Information — unaudited (continued)

nization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer noted that the advisory fees for the Funds, particularly the RS Large Cap Value VIP Series, although the same as the retail RS Funds, are relatively high compared to peer funds; and that the advisory fee for RS Money Market VIP Series was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market VIP Series’ peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market VIP Series, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the

20	RS Money Market VIP Series

management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Partners VIP Series for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for that Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that none of the Funds appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker- dealers have arrangements. The Trustees receive

RS Money Market VIP Series	21

Supplemental Information — unaudited (continued)

information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

➢	RS Investments has been responsive to concerns raised by the Trustees in the past year.

➢	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

22	RS Money Market VIP Series

Portfolio	Holding and Proxy Voting Procedure

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Money Market VIP Series	23

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

24	RS Money Market VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Money Market VIP Series	25

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

26	RS Money Market VIP Series

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS MidCap Opportunities VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS MidCap Opportunities VIP Series

Stephen J. Bishop

Stephen J. Bishop (RS Investments) has been co-portfolio manager of RS MidCap Opportunities VIP Series since August 2008. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn

Melissa Chadwick-Dunn (RS Investments) has been a co-portfolio manager of RS MidCap Opportunities VIP Series since August 2008. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

John H. Seabern, CFA

John H. Seabern (RS Investments) has been a co-portfolio manager of RS MidCap Opportunities VIP Series since July 2007. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hearst Capital Management for two years. Mr. Seabern holds a B.S. in finance from the University of Colorado.

Allison K. Thacker

Allison K. Thacker (RS Investments) has been a co-portfolio manager of RS MidCap Opportunities VIP Series since August 2008. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

RS MidCap Opportunities VIP Series	3

RS MidCap Opportunities VIP Series (continued)

D. Scott Tracy, CFA

D. Scott Tracy (RS Investments) has been a co-portfolio manager of RS MidCap Opportunities VIP Series since August 2008. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	In a difficult equity market, the RS MidCap Opportunities VIP Series delivered negative performance, both in absolute terms and relative to its benchmark, the Russell Midcap® Growth Index[3].

➢

The Fund’s relative performance was hurt by an underweighting in the energy sector—one of the market’s few areas of strength—and from stock selection in the energy, technology, and consumer discretionary sectors in particular.

➢	Relative performance benefited from double-digit gains in a number of the Fund’s energy holdings as well as from stock selection in the autos and transportation and utilities sectors.

Market Overview

The past six months have been difficult for equity markets, as a combination of surging energy prices, slowing economic growth, and concerns about the health of the global financial system weighed on investor confidence. Faced with these headwinds, the stock market sold off sharply during the first quarter, as investors sought safety in Treasury bonds and other defensive investments. Against this backdrop, the Federal Reserve Board moved aggressively to help restore liquidity, reducing the target federal funds rate by 225 basis points to 2.00% by April. Fed rate cuts combined with some positive earnings news from nonfinancial corporations sparked a short-lived market resurgence in early spring before economic concerns again overwhelmed investor confidence, sending most market indexes lower in June. For the six-month period ended June 30, 2008, the S&P 500® Index4 declined 11.91%, the Dow Jones Industrial Average5 declined 13.38%, and the Nasdaq Composite6 declined 13.55%.

Performance

The RS MidCap Opportunities VIP Series declined 17.14% in the six-month period ended June 30, 2008, underperforming the benchmark Russell Midcap Growth Index, which declined 6.81%. The Fund’s performance suffered as worried investors sold out of higher-growth, higher-valuation stocks and sought safety in more-stable, defensive assets as well as in select commodity-related shares in the energy sector.

Portfolio Review

While the Fund benefited from solid performance in a number of individual holdings in the energy sector, including CONSOL Energy and Chesapeake Energy, its returns were nonetheless hindered by underweight exposure to the energy sector relative to the benchmark

4	RS MidCap Opportunities VIP Series

allocation. Below-market weightings in better-performing coal producers and oil well equipment and services providers were particular detractors from the Fund’s relative performance.

The Fund’s stock selection and overweighting in the tech sector also detracted from relative performance, as many of our computer services and software names suffered declines. These included VeriFone Holdings, which we invested in because we thought the company would benefit from a global shift to electronic point-of-sale transactions as well as from its own market leadership and superior technology. Despite these advantages, the company sold off during the first quarter over concerns about a potential global slowdown in both technology and consumer spending.

Fundamental trends in the consumer sector remained challenging, as deteriorating housing market conditions and record-high energy prices weighed on consumer confidence and spending plans. The Fund’s largest individual detractor was Crocs, maker of the lightweight clog-style footwear that has taken the country by storm. We became interested in the position early this year after the stock price fell sharply over concerns about how demand for the company’s products would fare in a weaker consumer environment. We purchased a stake in the company because we felt its growth prospects remained solid both domestically and internationally. Unfortunately, the Fund’s performance suffered as economic fears overrode the company’s positive longer-term trends. As the stock remained under pressure, we exited the position. Fund performance was also hurt by weakness in some industrial- and finance-related holdings, including AerCap Holdings, an aircraft leasing company that has faced a difficult environment for aircraft-related stocks.

Providing some offset to these negative contributions was the Fund’s stock selection in the autos and transportation sector, where Kirby, a marine shipping company, benefited from rising tanker traffic serving the petroleum and chemical industries. Stock selection in the utilities sector was also favorable, as we avoided electric utilities squeezed by rising fuel costs and credit market turmoil.

Outlook

We caution that the near-term market environment may remain challenging until we gain more clarity on the economic outlook. At the same time, we remind investors that the stock market has historically bottomed out a little over halfway through an economic decline and that efforts to time a market recovery may prevent investors from fully capitalizing on the rebound when it comes. In this environment we remain more committed than ever to our investment discipline, using bottom-up fundamental analysis to identify companies that we believe can grow revenues, earnings, and cash flow even in a slowing economic environment.

We thank you for your continued investment and support.

Steve Bishop Co-Portfolio Manager	Melissa Chadwick-Dunn Co-Portfolio Manager

John Seabern Co-Portfolio Manager	Allison Thacker Co-Portfolio Manager

Scott Tracy Co-Portfolio Manager

RS MidCap Opportunities VIP Series	5

RS MidCap Opportunities VIP Series (continued)

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

6	RS MidCap Opportunities VIP Series

Total Net Assets: $1,064,783	Data as of June 30, 2008

Sector Allocation vs. Index[1] As of 12/31/07

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
TeleTech Holdings, Inc.	2.81%
Brocade Communications Systems, Inc.	2.71%
AerCap Holdings N.V.	2.37%
Genco Shipping & Trading Ltd.	2.02%
McDermott International, Inc.	1.92%
Alliance Data Systems Corp.	1.86%
Texas Industries, Inc.	1.84%
Newfield Exploration Co.	1.84%
Kaydon Corp.	1.69%
National-Oilwell Varco, Inc.	1.67%
Total	20.73%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index in an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

RS MidCap Opportunities VIP Series	7

RS MidCap Opportunities VIP Series (continued)

Performance Update† As of 06/30/08

	Inception Date	Year-to-Date	Since Inception
RS MidCap Opportunities VIP Series	07/31/07	-17.14%	-18.30%
Russell Midcap® Growth Index[3]		-6.81%	-4.28%

†	Since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS MidCap Opportunities VIP Series and the Russell Midcap® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 3.59%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS MidCap Opportunities VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$828.60	$23.01	5.06%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$999.70	$25.16	5.06%

*	Expenses are equal to the Fund’s annualized expense ratio excluding offering costs, as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

RS MidCap Opportunities VIP Series	9

Schedule of Investments – RS MidCap Opportunities VIP Series

June 30, 2008 (unaudited)	Shares	Value

Common Stocks — 87.2%
Banks – Outside New York City — 1.2%
Northern Trust Corp.	180	$12,343

		12,343
Biotechnology Research & Production — 1.5%
Celgene Corp.(1)	250	15,967

		15,967
Building Materials — 1.8%
Texas Industries, Inc.	350	19,645

		19,645
Casinos & Gambling — 1.3%
Bally Technologies, Inc.(1)	420	14,196

		14,196
Chemicals — 1.1%
CF Industries Holdings, Inc.	80	12,224

		12,224
Coal — 1.5%
CONSOL Energy, Inc.	140	15,732

		15,732
Communications Technology — 5.4%
Brocade Communications Systems, Inc.(1)	3,500	28,840
Harris Corp.	250	12,623
NICE Systems Ltd., ADR(1)(2)	550	16,263

		57,726
Computer Services, Software & Systems — 8.9%
Adobe Systems, Inc.(1)	350	13,786
Akamai Technologies, Inc.(1)	500	17,395
Ansys, Inc.(1)	250	11,780
Autodesk, Inc.(1)	350	11,834
Informatica Corp.(1)	800	12,032
MercadoLibre, Inc.(1)	370	12,761
MICROS Systems, Inc.(1)	500	15,245

		94,833
Consumer Electronics — 2.8%
Activision Blizzard, Inc.(1)	450	15,331
Dolby Laboratories, Inc., Class A(1)	370	14,911

		30,242
Drugs & Pharmaceuticals — 2.5%
Allergan, Inc.	240	12,492
Amylin Pharmaceuticals, Inc.(1)	550	13,964

		26,456
Electrical Equipment & Components — 1.1%
General Cable Corp.(1)	200	12,170

		12,170
Electronics — 2.8%
Amphenol Corp., Class A	300	13,464
FLIR Systems, Inc.(1)	400	16,228

		29,692
Electronics – Medical Systems — 4.1%
Hologic, Inc.(1)	800	17,440
Illumina, Inc.(1)	150	13,066

June 30, 2008 (unaudited)	Shares	Value

Electronics – Medical Systems (continued)
Intuitive Surgical, Inc.(1)	50	$13,470

		43,976
Electronics – Technology — 1.2%
Trimble Navigation Ltd.(1)	350	12,495

		12,495
Engineering & Contracting Services — 1.9%
McDermott International, Inc.(1)	330	20,424

		20,424
Financial Data Processing Services & Systems — 3.4%
Alliance Data Systems Corp.(1)	350	19,793
MasterCard, Inc., Class A	60	15,931

		35,724
Identification Control & Filter Devices — 1.4%
Flowserve Corp.	110	15,037

		15,037
Investment Management Companies — 1.3%
Waddell & Reed Financial, Inc., Class A	400	14,004

		14,004
Jewelry Watches & Gemstones — 1.5%
Fossil, Inc.(1)	550	15,988

		15,988
Machinery – Construction & Handling — 0.9%
The Manitowoc Co., Inc.	280	9,108

		9,108
Machinery – Oil Well Equipment & Services — 5.7%
Cameron International Corp.(1)	250	13,837
Hornbeck Offshore Services, Inc.(1)	300	16,953
National-Oilwell Varco, Inc.(1)	200	17,744
Noble Corp.	180	11,693

		60,227
Metal Fabricating — 3.0%
Kaydon Corp.	350	17,993
Precision Castparts Corp.	150	14,456

		32,449
Metals & Minerals Miscellaneous — 1.4%
GrafTech International Ltd.(1)	550	14,757

		14,757
Multi-Sector Companies — 1.1%
Textron, Inc.	250	11,983

		11,983
Oil – Crude Producers — 4.6%
Chesapeake Energy Corp.	250	16,490
Newfield Exploration Co.(1)	300	19,575
Ultra Petroleum Corp.(1)	130	12,766

		48,831
Pollution Control And Environmental Services — 1.1%
EnergySolutions, Inc.	500	11,175

		11,175
Rental & Leasing Services – Commercial — 2.4%
AerCap Holdings NV(1)	2,000	25,260

		25,260

The accompanying notes are an integral part of these financial statements.

10	RS MidCap Opportunities VIP Series

June 30, 2008 (unaudited)	Shares	Value

Restaurants — 1.2%
Yum! Brands, Inc.	350	$12,282

		12,282
Retail — 3.6%
Priceline.com, Inc.(1)	120	13,855
The TJX Cos., Inc.	380	11,959
Urban Outfitters, Inc.(1)	400	12,476

		38,290
Services – Commercial — 4.1%
FTI Consulting, Inc.(1)	200	13,692
TeleTech Holdings, Inc.(1)	1,500	29,940

		43,632
Shipping — 2.0%
Genco Shipping & Trading Ltd.	330	21,516

		21,516
Shoes — 1.4%
Deckers Outdoor Corp.(1)	110	15,312

		15,312
Telecommunications Equipment — 1.1%
American Tower Corp., Class A(1)	270	11,408

		11,408
Textiles Apparel Manufacturers — 1.4%
Coach, Inc.(1)	500	14,440

		14,440
Toys — 1.3%
Marvel Entertainment, Inc.(1)	440	14,142

		14,142
Truckers — 1.3%
Landstar System, Inc.	260	14,357

		14,357
Utilities – Gas Pipelines — 1.3%
The Williams Cos., Inc.	350	14,109

		14,109
Wholesale & International Trade — 1.6%
Central European Distribution Corp.(1)	230	17,054

		17,054

Total Common Stocks (Cost $901,519)		929,206

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)(4)	—	5
RS Emerging Growth Fund, Class Y(3)(4)	—	7
RS Emerging Markets Fund, Class A(3)(4)	—	4
RS Equity Dividend Fund, Class Y(3)(4)	—	1
RS Global Natural Resources Fund, Class Y(3)(4)	—	5
RS Growth Fund, Class Y(3)(4)	—	2
RS Investment Quality Bond Fund, Class A(3)(4)	—	1
RS Investors Fund, Class Y(3)(4)	—	1

June 30, 2008 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan (continued)
RS MidCap Opportunities Fund, Class Y(3)(4)	—	$1
RS Partners Fund, Class Y(3)(4)	—	4
RS S&P 500 Index Fund, Class A(3)(4)	—	1
RS Smaller Company Growth Fund, Class Y(3)(4)	—	2
RS Technology Fund, Class Y(3)(4)	—	1
RS Value Fund, Class Y(4)	1	6

Total Other Investments (Cost $41)		41

	Shares	Value
Short-Term Investments — 9.8%
State Street Institutional Liquid Reserves(5)	103,963	103,963

Total Short-Term Investments (Cost $103,963)		103,963

Total Investments — 97.0% (Cost $1,005,523)		1,033,210

Other Assets, Net — 3.0%		31,573

Total Net Assets — 100.0%		$1,064,783

(1)	Non-income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Rounds to less than one share.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(5)	Money Market Fund registered under the Investment Company Act of 1940.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$1,033,210
Level 2 – Significant Other Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$1,033,210

The accompanying notes are an integral part of these financial statements.

RS MidCap Opportunities VIP Series	11

Financial Information — RS MidCap Opportunities VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$1,033,210
Cash and cash equivalents	12,942
Receivable for investments sold	37,451
Prepaid expenses	13,895
Dividends/interest receivable	304

Total Assets	1,097,802

Liabilities
Accrued shareholder reports expense	10,000
Payable for investments purchased	9,484
Accrued audit fees	9,471
Accrued custodian fees	2,880
Payable to adviser	763
Payable to distributor	225
Trustees’ deferred compensation	41
Accrued expenses/other liabilities	155

Total Liabilities	33,019

Total Net Assets	$1,064,783

Net Assets Consist of:
Paid-in capital	1,260,408
Accumulated undistributed net investment loss	(39,265)
Accumulated net realized loss from investments	(184,047)
Net unrealized appreciation on investments	27,687

Total Net Assets	$1,064,783

Investments, at Cost	$1,005,523

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	130,336

Net Asset Value Per Share	$8.17

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$819
Dividends	1,379
Withholding taxes on foreign dividends	(1)

Total Investment Income	2,197

Expenses
Custodian fees	9,396
Investment advisory fees	4,361
Professional fees	3,303
Shareholder reports	1,609
Distribution fees	1,283
Administrative service fees	137
Trustees’ fees and expenses	35
Offering costs	9,948
Other expense	62

Total Expenses	30,134

Net Investment Loss	(27,937)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(126,192)
Net change in unrealized depreciation on investments	(47,836)

Net Loss on Investments	(174,028)

Net Decrease in Net Assets Resulting from Operations	$(201,965)

The accompanying notes are an integral part of these financial statements.

12	RS MidCap Opportunities VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Period Ended 12/31/07
Operations
Net investment loss	$(27,937)	$(34,737)
Net realized loss from investments	(126,192)	(57,855)
Net change in unrealized appreciation/(depreciation) on investments	(47,836)	75,523

Net Decrease in Net Assets Resulting from Operations	(201,965)	(17,069)

Capital Share Transactions
Proceeds from sales of shares	202,395	1,352,834
Cost of shares redeemed	(83,859)	(187,553)

Net Increase in Net Assets Resulting from Capital Share Transactions	118,536	1,165,281

Net Increase/(Decrease) in Net Assets	(83,429)	1,148,212

Net Assets
Beginning of period	1,148,212	—

End of period	$1,064,783	$1,148,212

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(39,265)	$(11,328)

Other Information:

Shares
Sold	23,498	134,431
Redeemed	(9,615)	(17,978)

Net Increase	13,883	116,453

The accompanying notes are an integral part of these financial statements.

RS MidCap Opportunities VIP Series	13

Financial Information — RS MidCap Opportunities VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gain/(Loss)	Total Operations		Distributions From Net Investment Income		Distributions From Net Realized Capital Gains		Total Distributions

Six Months Ended 06/30/08[1] Period From 07/31/07[4] to 12/31/07[1]	$9.86 10.00	$(0.20 (0.30	) )	$(1.49 0.16)	$(1.69 (0.14	) )	$	— —	$	— —	$	— —

The accompanying notes are an integral part of these financial statements.

14	RS MidCap Opportunities VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$8.17 9.86	(17.14)% (1.40)%	$1,065 1,148	5.06% 6.00%	5.06% 6.00%	(4.63)% (5.42)%	(4.63)% (5.42)%	161% 116%

[1]	Ratios for periods less than one year have been annualized excluding organization costs and offering costs, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.
[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS MidCap Opportunities VIP Series	15

Notes to Financial Statements — RS MidCap Opportunities VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS MidCap Opportunities VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or

16	RS MidCap Opportunities VIP Series

most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 – quoted prices in active markets for identical investments

➢	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

RS MidCap Opportunities VIP Series	17

Notes to Financial Statements — RS MidCap Opportunities VIP Series (unaudited) (continued)

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 06/30/08	Average Borrowing*	Average Interest Rate*
$—	$5,979	2.94%

*	For the six months ended June 30, 2008.

k.  Offering Costs

Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.85%.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested per-

18	RS MidCap Opportunities VIP Series

sons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid during the period ended December 31, 2007.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

Capital loss carryovers available to the Fund at December 31, 2007, were $28,780, expiring in 2015.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2007, which is the most recently completed tax year, the Fund had $20,084 in deferred losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $1,027,931. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $67,680 and $(62,401), respectively, resulting in net unrealized appreciation of $5,279.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $1,617,454 and $1,649,190, respectively, for the six months ended June 30, 2008.

RS MidCap Opportunities VIP Series	19

Notes to Financial Statements — RS MidCap Opportunities VIP Series (unaudited) (continued)

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

20	RS MidCap Opportunities VIP Series

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

RS MidCap Opportunities VIP Series	21

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Trustees of RS Variable Products Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS MidCap Opportunities VIP Series (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fee to be charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the Fund has a comparable investment objective and principal investment strategies to RS MidCap Opportunities Fund, a series of RS Investment Trust, and that the Fund’s portfolio management team, and the advisory fee to be paid by the new Fund, were the same as those of RS MidCap Opportunities Fund. The Trustees further noted that they had previously approved the investment advisory agreement of RS MidCap Opportunities Fund, including the fees to be paid by RS MidCap Opportunities Fund.

Representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

22	RS MidCap Opportunities VIP Series

reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of RS MidCap Opportunities Fund.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement. At a meeting held in person on March 18-19, 2008, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the continuation of the Advisory Agreement through August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS MidCap Opportunities VIP Series	23

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

24	RS MidCap Opportunities VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS MidCap Opportunities VIP Series	25

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

26	RS MidCap Opportunities VIP Series

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Global Natural Resources VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Global Natural Resources VIP Series

MacKenzie B. Davis, CFA

MacKenzie B. Davis (RS Investments) has been a co-portfolio manager of RS Global Natural Resources VIP Series since 2007. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history.

Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr. (RS Investments) has been a co-portfolio manager of RS Global Natural Resources VIP Series since 2007. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA

Kenneth L. Settles Jr. (RS Investments) has been a co-portfolio manager of RS Global Natural Resources VIP Series since 2007. Prior to joining the firm in September 2006, Mr. Settles was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Mr. Settles spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Mr. Settles holds a B.A. in economics from Williams College.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	During a period when commodity-related shares outperformed the broader market, the RS Global Natural Resources VIP Series delivered double-digit performance that outpaced the benchmark.

➢	Results benefited from robust performance by many of the Fund’s precious metal and energy-related shares.

➢	Underperformance in the Fund’s regulated utility holdings and the Fund’s cash position had a negative impact on relative performance.

Market Overview

Financial markets were extremely volatile during the first half of 2008, as investors reacted to the economic uncertainty associated with an accelerating credit crisis. The Federal Reserve Board acted aggressively to calm financial markets and restore liquidity, cutting the target federal funds rate by 225 basis points through the end of April. These moves helped spark a modest equity market resurgence in April and May, but this rebound faltered in June as inflation and economic concerns again took center stage. For the six-month period ended

RS Global Natural Resources VIP Series	3

RS Global Natural Resources VIP Series (continued)

June 30, 2008, the S&P 500® Index4 dropped by 11.91%, while the Dow Jones Industrial Average5 fell by 13.38%. Value shares generally underperformed growth stocks during the period, with mid-cap shares outpacing both large-cap and small-cap stocks.

Performance

The RS Global Natural Resources VIP Series returned 15.44% during the period, outperforming its benchmark, the S&P North American Natural Resources Sector IndexTM3, which returned 14.74%.

Portfolio Review

During a period that was generally favorable for commodity-based stocks, the Fund benefited from overall stock selection in energy-related shares. These included oil and natural gas companies such as Canadian Natural Resources, Talisman Energy, and XTO Energy.

XTO Energy is a good example of the qualities we look for in our natural resources holdings. Our investments are premised on our belief that owners of advantaged, or low-cost, commodity-producing assets can earn excess rates of return across a commodity price cycle. By earning excess returns and by deploying the considerable free cash flow that is being generated in the current commodity price environment back into high-return projects, these companies are able to consistently grow their net asset value (NAV) on a per-share basis. We then overlay our valuation parameters in an effort to protect shareholder capital (i.e., to not overpay for these advantaged assets). In the case of XTO Energy, we believe that management has accumulated a natural gas asset base that can compound the company’s NAV growth.

Outside of energy, the Fund capitalized on its stock selection in materials and especially from its investments in gold producers Goldcorp and Kinross Gold. The Fund’s investment in Century Aluminum was also quite favorable. Century Aluminum combines significant U.S. aluminum smelting capacity with a growing production presence in Iceland, where it benefits from access to very low-cost geothermal and hydropowered electricity.

On a negative note, relative performance suffered from the Fund’s exposure to regulated utilities shares, including electric utility Duke Energy. Other detractors from Fund performance included specialty steel producer Allegheny Technologies, independent oil refiner and marketer Alon USA Energy, and oil producer Petrobank Energy and Resources.

Outlook

We believe that we are experiencing a secular bull market for commodities and related natural resources equities, driven by increasing supply constraints and rapidly rising demand from both developed and developing nations. We continue to believe that we are in the early stages of a material uptrend in long-term commodity prices. Our constructive long-term commodity price outlook is premised on the fact that supply costs continue to rise, driven primarily by deteriorating geology. It is important to note, however, that commodity prices move in cycles, and we do not subscribe to the notion that we have entered a “new paradigm.” We believe that the forces that drove the virtually homogenous rise in commodity prices during the first half of this decade are now in transition, and that we have entered what we have labeled “Phase II” of the current commodity price cycle.

We anticipate that Phase II will be marked by a convergence between spot prices and the marginal cost of supply. For many commodities we believe that this will lead to further upward pressure on long-term prices; for others we believe that the outlook may be less constructive, as demand destruction and incremental supply cause downward price pressure. In Phase II we believe that it will be necessary for investors to be more nuanced in terms of both the companies that they own and the commodities to which they are exposed. We believe that our focus on structural change in commodity cost curves, company-specific improvements in return on invested capital profiles, the identification of advantaged assets, and a very pragmatic approach to valuations and capital preservation is well suited to the current environment. We continue to seek very compelling investment opportunities and believe that the forces at play will disproportionately benefit owners of the

4	RS Global Natural Resources VIP Series

lowest-cost, most capital-efficient commodity-producing assets over the cycle.

We thank you for your investment and continued support.

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

Kenneth Settles, Jr.
Co-Portfolio Manager

RS Global Natural Resources VIP Series	5

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

RS Global Natural Resources VIP Series (continued)

Total Net Assets: $15,798,998	Data as of June 30, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Allegheny Technologies, Inc.	4.84%
Key Energy Services, Inc.	3.94%
Talisman Energy, Inc.	3.81%
XTO Energy, Inc.	3.81%
Denbury Resources, Inc.	3.71%
Peabody Energy Corp.	3.65%
Century Aluminum Co.	3.56%
Canadian Natural Resources Ltd.	3.28%
Eastman Chemical Co.	3.18%
Calpine Corp.	3.11%
Total	36.89%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P North American Natural Resources Sector IndexTM is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	RS Global Natural Resources VIP Series

Performance Update† As of 06/30/08

	Inception Date	Year-to-Date	Since Inception
RS Global Natural Resources VIP Series	07/31/07	15.44%	24.10%
S&P North American Natural Resources Sector IndexTM3		14.74%	29.04%
S&P 500® Index[4]		-11.91%	-10.34%

†	Since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Global Natural Resources VIP Series, the S&P GSSI™ Natural Resources Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 2.13%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Global Natural Resources VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$1,154.40	$11.52	2.15%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,014.17	$10.77	2.15%

*	Expenses are equal to the Fund’s annualized expense ratio excluding offering costs, as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	RS Global Natural Resources VIP Series

Schedule of Investments – RS Global Natural Resources VIP Series

June 30, 2008 (unaudited)	Foreign Currency	Shares	Value

Common Stocks — 84.3%
Aluminum — 3.6%
Century Aluminum Co.(1)		8,450	$561,840

			561,840
Building Materials — 1.9%
Martin Marietta Materials, Inc.		2,904	300,825

			300,825
Chemicals — 3.2%
Eastman Chemical Co.		7,289	501,921

			501,921
Coal — 6.1%
Arch Coal, Inc.		2,500	187,575
Foundation Coal Holdings, Inc.		2,300	203,734
Peabody Energy Corp.		6,550	576,727

			968,036
Energy Miscellaneous — 0.6%
Alon USA Energy, Inc.		7,380	88,265

			88,265
Gold — 5.3%
Goldcorp, Inc.	CAD	9,450	435,662
Kinross Gold Corp.	CAD	16,850	398,240

			833,902
Insurance – Multi-Line — 0.6%
PICO Holdings, Inc.(1)		2,200	95,590

			95,590
Machinery – Oil Well Equipment & Services — 7.0%
Key Energy Services, Inc.(1)		32,050	622,411
Schlumberger Ltd.		3,000	322,290
Smith International, Inc.		2,000	166,280

			1,110,981
Metals & Minerals – Miscellaneous — 6.8%
A.M. Castle & Co.		5,200	148,772
BHP Billiton Ltd., ADR(2)		5,400	460,026
Companhia Vale do Rio Doce, ADR(2)		12,950	463,869

			1,072,667
Oil – Crude Producers — 23.2%
Berry Petroleum Co., Class A		2,100	123,648
Canadian Natural Resources Ltd.		5,170	518,293
Denbury Resources, Inc.(1)		16,050	585,825
EOG Resources, Inc.		1,900	249,280
Newfield Exploration Co.(1)		7,150	466,538
Petrobank Energy & Resources Ltd.(1)	CAD	4,800	250,427
Southwestern Energy Co.(1)		5,500	261,855
Talisman Energy, Inc.	CAD	27,200	602,310
XTO Energy, Inc.		8,777	601,312

			3,659,488
Oil – Integrated Domestic — 2.2%
Occidental Petroleum Corp.		3,950	354,947

			354,947

June 30, 2008 (unaudited)	Shares	Value

Rental & Leasing Services – Consumer — 0.9%
WESCO International, Inc.(1)	3,348	$134,054

		134,054
Steel — 4.8%
Allegheny Technologies, Inc.	12,900	764,712

		764,712
Utilities – Electrical — 8.7%
Duke Energy Corp.	18,730	325,527
FirstEnergy Corp.	5,600	461,048
NorthWestern Corp.	6,506	165,383
PPL Corp.	8,000	418,160

		1,370,118
Utilities – Gas Distributors — 5.2%
Questar Corp.	5,450	387,168
Spectra Energy Corp.	15,350	441,159

		828,327
Utilities – Gas Pipelines — 1.1%
Equitable Resources, Inc.	2,524	174,307

		174,307
Utilities – Miscellaneous — 3.1%
Calpine Corp.(1)	21,790	491,582

		491,582

Total Common Stocks (Cost $11,984,870)		13,311,562

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)	1	24
RS Emerging Growth Fund, Class Y(3)	1	33
RS Emerging Markets Fund, Class A(3)	1	18
RS Equity Dividend Fund, Class Y(3)	1	6
RS Global Natural Resources Fund, Class Y(3)	1	22
RS Growth Fund, Class Y(3)	1	7
RS Investment Quality Bond Fund, Class A(3)	1	5
RS Investors Fund, Class Y(3)(4)	—	1
RS MidCap Opportunities Fund, Class Y(3)(4)	—	1
RS Partners Fund, Class Y(3)	1	20
RS S&P 500 Index Fund, Class A(3)	1	5
RS Smaller Company Growth Fund, Class Y(3)	1	10
RS Technology Fund, Class Y(3)(4)	—	6
RS Value Fund, Class Y(3)	1	28

Total Other Investments (Cost $183)		186

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	9

Schedule of Investments – RS Global Natural Resources VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value
Short-Term Investments — 8.8%
State Street Institutional Liquid Reserves(5)	1,397,294	$1,397,294

Total Short-Term Investments (Cost $1,397,294)		1,397,294

	Principal Amount	Value
Repurchase Agreements — 5.0%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $790,046, due 7/1/2008, collateralized by FHLB, 5.00%, due 6/11/2018, with a value of $809,750	$790,000	790,000

Total Repurchase Agreements (Cost $790,000)		790,000

Total Investments — 98.1% (Cost $14,172,347)		15,499,042

Other Assets, Net — 1.9%		299,956

Total Net Assets — 100.0%		$15,798,998

(1)	Non-income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Rounds to less than one share.
(5)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security

Canadian Dollar — CAD

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$15,499,042
Level 2 — Significant Other Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$15,499,042

The accompanying notes are an integral part of these financial statements.

10	RS Global Natural Resources VIP Series

Financial Information — RS Global Natural Resources VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$15,499,042
Cash and cash equivalents	43,567
Receivable for fund shares subscribed	579,150
Receivable for investments sold	24,595
Dividends/interest receivable	10,489
Prepaid expenses	6,985

Total Assets	16,163,828

Liabilities
Payable for investments purchased	264,505
Due to custodian	56,248
Payable for fund shares redeemed	3,770
Payable to adviser	11,042
Payable to distributor	2,761
Trustees’ deferred compensation	186
Accrued expenses/other liabilities	26,318

Total Liabilities	364,830

Total Net Assets	$15,798,998

Net Assets Consist of:
Paid-in capital	$14,515,944
Accumulated undistributed net investment loss	(37,584)
Accumulated net realized loss from investments and foreign currency transactions	(6,115)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,326,753

Total Net Assets	$15,798,998

Investments, at Cost	$14,172,347

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	1,272,635

Net Asset Value Per Share	$12.41

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$18,490
Dividends	35,662
Withholding taxes on foreign dividends	(627)

Total Investment Income	53,525

Expenses
Investment advisory fees	36,462
Professional fees	3,334
Custodian fees	17,262
Distribution fees	9,115
Shareholder reports	1,741
Administrative service fees	232
Trustees’ fees and expenses	110
Offering costs	10,214
Other expense	14

Total Expenses	78,484

Net Investment Loss	(24,959)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) Investments and Foreign Currency Transactions
Net realized loss from investments	(6,531)
Net realized gain from foreign currency transactions	416
Net change in unrealized appreciation on investments	1,168,409
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency	53

Net Gain on Investments and Foreign Currency Transactions	1,162,347

Net Increase in Net Assets Resulting from Operations	$1,137,388

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	11

Financial Information — RS Global Natural Resources VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Period Ended 12/31/07
Operations
Net investment loss	$(24,959)	$(22,040)
Net realized gain/(loss) from investments and foreign currency transactions	(6,115)	1,287
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currency	1,168,462	158,291

Net Increase in Net Assets Resulting from Operations	1,137,388	137,538

Capital Share Transactions
Proceeds from sales of shares	13,615,358	3,241,571
Cost of shares redeemed	(2,091,283)	(241,574)

Net Increase in Net Assets Resulting from Capital Share Transactions	11,524,075	2,999,997

Net Increase in Net Assets	12,661,463	3,137,535

Net Assets

Beginning of period	3,137,535	—

End of period	$15,798,998	$3,137,535

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(37,584)	$(12,625)

Other Information:

Shares
Sold	1,167,161	315,333
Redeemed	(186,466)	(23,393)

Net Increase	980,695	291,940

The accompanying notes are an integral part of these financial statements.

12	RS Global Natural Resources VIP Series

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RS Global Natural Resources VIP Series	13

Financial Information — RS Global Natural Resources VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Gain/(Loss)	Net Realized and Unrealized Gain	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$10.75	$0.01	$1.65	$1.66	$—	$—	$—

Period From 07/31/07[4] to 12/31/07[1]	10.00	(0.08)	0.83	0.75	—	—	—

The accompanying notes are an integral part of these financial statements.

14	RS Global Natural Resources VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$12.41	15.44%	$15,799	2.15%	2.15%	(0.68)%	(0.68)%	16%

10.75	7.50%	3,138	3.78%	3.78%	(1.51)%	(1.51)%	7%

[1]	Ratios for periods less than one year have been annualized excluding organization costs and offering costs, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.
[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	15

Notes to Financial Statements — RS Global Natural Resources VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Global Natural Resources VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

16	RS Global Natural Resources VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — quoted prices in active markets for identical investments

➢	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

RS Global Natural Resources VIP Series	17

Notes to Financial Statements — RS Global Natural Resources VIP Series (unaudited) (continued)

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Fund did not borrow from the facility.

k.  Offering Costs

Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 1.00%.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

18	RS Global Natural Resources VIP Series

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid during the period ended December 31, 2007.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the period ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2007, which is the most recently completed tax year, the Fund had $1,077 in deferred losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $14,202,026. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $1,529,809 and $(232,793), respectively, resulting in net unrealized appreciation of $1,297,016.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $10,506,601 and $1,032,933, respectively, for the six months ended June 30, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next busi-

RS Global Natural Resources VIP Series	19

Notes to Financial Statements — RS Global Natural Resources VIP Series (unaudited) (continued)

ness day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at

20	RS Global Natural Resources VIP Series

www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

RS Global Natural Resources VIP Series	21

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Trustees of RS Variable Products Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS Global Natural Resources VIP Series (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fee to be charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the Fund has a comparable investment objective and principal investment strategies to RS Global Natural Resources Fund, a series of RS Investment Trust, and that the Fund’s portfolio management team, and the advisory fee to be paid by the new Fund, were the same as those of RS Global Natural Resources Fund. The Trustees further noted that they had previously approved the investment advisory agreement of RS Global Natural Resources Fund, including the fees to be paid by RS Global Natural Resources Fund.

Representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate.

22	RS Global Natural Resources VIP Series

* The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of RS Global Natural Resources Fund.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement. At a meeting held in person on March 18-19, 2008, the Trustees, including the disinterested Trustees, unanimously voted to approve the continuation of the Advisory Agreement through August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Global Natural Resources VIP Series	23

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

24	RS Global Natural Resources VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Global Natural Resources VIP Series	25

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

26	RS Global Natural Resources VIP Series

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Value VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Value VIP Series

MacKenzie B. Davis, CFA

MacKenzie B. Davis (RS Investments) has been a co-portfolio manager of RS Value VIP Series since 2007. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history.

David Kelley

David J. Kelley (RS Investments) has been a co-portfolio manager of RS Value VIP Series since 2007. Prior to joining RS Investments as an analyst in the RS Value Group in 2002, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Andrew Pilara

Andrew P. Pilara, Jr. (RS Investments) has been a co-portfolio manager of RS Value VIP Series since 2007, and has been a member of that Fund’s management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Joseph A. Wolf

Joseph A. Wolf (RS Investments) has been a co-portfolio manager of RS Value VIP Series since 2007. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

RS Value VIP Series	3

RS Value VIP Series (continued)

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

The first half of 2008 was challenging for the equity markets, as the repricing of risk triggered a sell-off that spread from the financial services sector to affect stock prices in a wide array of businesses, often with little regard for underlying fundamentals.

➢	Although the RS Value VIP Series was down during the six-month period, it outperformed its benchmark by 479 basis points.

➢

Performance benefited primarily from double-digit returns by many of the Fund’s utility and energy shares as well as from strong stock selection in the technology sector. The Fund’s outperformance for the period was mitigated somewhat by the poor contribution from its materials and health care holdings and a lack of exposure to integrated oils.

Market Overview

The financial markets were extremely volatile during the first half of 2008, as investors reacted to the economic uncertainty associated with an accelerating credit crisis. The Federal Reserve Board acted aggressively to calm financial markets and restore liquidity, cutting the target federal funds rate by 225 basis points through the end of April. These moves helped spark a modest equity market resurgence in April and May, but this rebound faltered in June as inflation and economic concerns again took center stage. For the six-month period ended June 30, 2008, the S&P 500® Index4 dropped by 11.91%, while the Dow Jones Industrial Average5 fell by 13.38%. Value shares generally underperformed growth stocks during the period, with mid-cap shares outpacing both large-cap and small-cap stocks.

Performance

The RS Value VIP Series declined 3.79% in the six-month period ended June 30, 2008, outperforming the benchmark Russell Midcap® Value Index3, which declined 8.58%.

Portfolio Review

During a challenging period for financial markets, the Fund’s performance benefited from stock selection in the utilities sector, due in part to healthy gains by utilities such as FirstEnergy and Calpine as well as by gas exploration and distribution company Questar and natural gas company Spectra Energy.

Fund returns were also supported by exposure to a number of energy holdings not represented in the benchmark index. These included Canadian Natural Resources and Talisman Energy, Canada’s largest oil and gas exploration company. Overall the Fund’s overweight exposure to the energy sector was generally favorable.

The Fund’s technology holdings also performed well. One standout was LSI, a producer of standard and application-specific integrated circuits used in communications, data storage, and networking.

In contrast, the Fund’s relative performance was mitigated somewhat by a few holdings in the materials and processing sector, including specialty steel manufacturer Allegheny Technologies. A lack of exposure to better-performing fertilizer and metal-fabricating holdings was also detrimental to the Fund’s relative performance. The health care sector also weighed on returns during the period. Detractors included senior care facilities manager Sunrise Senior Living, managed health care provider Magellan Health Services, and pharmaceutical company Biovail.

Career Education, a for-profit, post–secondary education company that faced concerns over tighter underwriting standards for student loans was a notable detractor in the consumer discretionary sector. The Fund’s relative performance was also hindered by a lack of exposure to better-performing names in the integrated oils sector.

4	RS Value VIP Series

Outlook

Although our absolute performance during the first half of 2008 was down for the period, we take some solace in the Fund’s relative performance during a very challenging period. We recognize that the market has been undergoing a necessary but painful adjustment to correct excesses resulting from several years of an expanding credit bubble. We believe that this process will create perhaps some of the largest discrepancies between stock prices and business values that have been seen in many years, which could present some promising long-term investment opportunities for the Fund. While we are neither equipped nor inclined to make predictions about the short-term outlook for the U.S. equity market, history has taught us that fundamentals do, in fact, matter over time and that stock prices will ultimately follow returns on invested capital. For this reason we have used the recent volatility to replace more-vulnerable business models from the portfolio with what we believe to be higher-quality franchises. Above all, we remain patient in our efforts to deploy our shareholders’ capital, as we seek out durable, predictable, and structurally advantaged businesses that fit within our process and philosophy.

We thank you for your continued investment and support.

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

David Kelley	Joe Wolf
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

RS Value VIP Series	5

RS Value VIP Series (continued)

Total Net Assets: $1,402,313	Data as of June 30, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Peabody Energy Corp.	5.65%
Scientific Games Corp.	4.60%
Allegheny Technologies, Inc.	4.14%
Spectra Energy Corp.	4.10%
Denbury Resources, Inc.	3.90%
Eastman Chemical Co.	3.85%
Convergys Corp.	3.81%
FirstEnergy Corp.	3.52%
Career Education Corp.	3.48%
Comverse Technology, Inc.	3.38%
Total	40.43%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	RS Value VIP Series

Performance Update† As of 06/30/08

	Inception Date	Year-to-Date	Since Inception
RS Value VIP Series	07/31/07	-3.79%	-8.69%
Russell Midcap® Value Index[3]		-8.58%	-12.19%

†Since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Value VIP Series and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 3.52%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Value VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$962.10	$22.49	4.61%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,001.94	$22.95	4.61%

*	Expenses are equal to the Fund’s annualized expense ratio excluding offering costs, as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	RS Value VIP Series

Schedule of Investments – RS Value VIP Series

June 30, 2008 (unaudited)	Shares	Value

Common Stocks — 94.2%
Building Materials — 2.5%
Martin Marietta Materials, Inc.	334	$34,599

		34,599
Cable Television Services — 3.2%
Liberty Global, Inc., Series C(1)	1,500	45,540

		45,540
Casinos & Gambling — 4.6%
Scientific Games Corp., Class A(1)	2,178	64,512

		64,512
Chemicals — 3.8%
Eastman Chemical Co.	784	53,986

		53,986
Coal — 5.7%
Peabody Energy Corp.	900	79,245

		79,245
Communications Technology — 3.4%
Comverse Technology, Inc.(1)	2,800	47,460

		47,460
Diversified Financial Services — 1.5%
Ameriprise Financial, Inc.	500	20,335

		20,335
Drugs & Pharmaceuticals — 1.8%
Biovail Corp.	2,594	25,032

		25,032
Education Services — 3.5%
Career Education Corp.(1)	3,340	48,798

		48,798
Electronics – Semi-Conductors/Components — 3.8%
Atmel Corp.(1)	7,683	26,737
LSI Corp.(1)	4,311	26,469

		53,206
Financial Miscellaneous — 1.3%
Fidelity National Financial, Inc., Class A	1,465	18,459

		18,459
Health Care Facilities — 3.2%
Sunrise Senior Living, Inc.(1)	1,980	44,510

		44,510
Hotel/Motel — 0.2%
Marriott International, Inc., Class A	113	2,965

		2,965
Insurance – Multi-Line — 4.1%
Aon Corp.	500	22,970
Assurant, Inc.	300	19,788
Genworth Financial, Inc., Class A	800	14,248

		57,006
Investment Management Companies — 3.0%
Federated Investors, Inc., Class B	520	17,898
Invesco Ltd.	1,000	23,980

		41,878

June 30, 2008 (unaudited)	Foreign Currency	Shares	Value

Medical Services — 2.1%
Magellan Health Services, Inc.(1)		800	$29,624

			29,624
Oil – Crude Producers — 10.7%
Canadian Natural Resources Ltd.		200	20,050
Denbury Resources, Inc.(1)		1,500	54,750
Talisman Energy, Inc.	CAD	1,800	39,859
XTO Energy, Inc.		513	35,146

			149,805
Radio & Tv Broadcasters — 2.5%
Grupo Televisa S.A., ADR(2)		1,500	35,430

			35,430
Real Estate — 1.3%
MI Developments, Inc., Class A		800	17,992

			17,992
Real Estate Investment Trusts — 2.1%
Alexandria Real Estate Equities, Inc.		300	29,202

			29,202
Rental & Leasing Services - Consumer — 2.5%
WESCO International, Inc.(1)		863	34,555

			34,555
Retail — 1.4%
Advance Auto Parts, Inc.		514	19,959

			19,959
Savings & Loan — 1.9%
People’s United Financial, Inc.		1,700	26,520

			26,520
Services – Commercial — 3.8%
Convergys Corp.(1)		3,591	53,362

			53,362
Steel — 4.1%
Allegheny Technologies, Inc.		980	58,095

			58,095
Utilities – Electrical — 6.9%
FirstEnergy Corp.		600	49,398
PPL Corp.		900	47,043

			96,441
Utilities – Gas Distributors — 6.6%
Questar Corp.		500	35,520
Spectra Energy Corp.		2,000	57,480

			93,000
Utilities – Miscellaneous — 2.7%
Calpine Corp.(1)		1,700	38,352

			38,352

Total Common Stocks (Cost $1,338,017)			1,319,868

The accompanying notes are an integral part of these financial statements.

RS Value VIP Series	9

Schedule of Investments – RS Value VIP Series (continued)

June 30, 2008 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)(4)	—	$ 5
RS Emerging Growth Fund, Class Y(4)	1	7
RS Emerging Markets Fund, Class A(3)(4)	—	4
RS Equity Dividend Fund, Class Y(3)(4)	—	1
RS Global Natural Resources Fund, Class Y(3)(4)	—	6
RS Growth Fund, Class Y(3)(4)	—	2
RS Investment Quality Bond Fund, Class A(3)(4)	—	1
RS Investors Fund, Class Y(3)(4)	—	1
RS MidCap Opportunities Fund, Class Y(3)(4)	—	1
RS Partners Fund, Class Y(3)(4)	—	5
RS S&P 500 Index Fund, Class A(3)(4)	—	1
RS Smaller Company Growth Fund, Class Y(3)(4)	—	2
RS Technology Fund, Class Y(3)(4)	—	2
RS Value Fund, Class Y(4)	1	7

Total Other Investments (Cost $45)		45

	Shares	Value
Short-Term Investments — 7.4%
State Street Institutional Liquid Reserves(5)	104,255	104,255

Total Short-Term Investments (Cost $104,255)		104,255

Total Investments — 101.6% (Cost $1,442,317)		1,424,168

Other Liabilities, Net — (1.6)%		(21,855)

Total Net Assets — 100.0%		$1,402,313

(1)	Non-income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Rounds to less than one full share.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(5)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security

Canadian Dollar — CAD

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$1,424,168
Level 2 — Significant Other Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$1,424,168

The accompanying notes are an integral part of these financial statements.

10	RS Value VIP Series

Financial Information — RS Value VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$1,424,168
Foreign currency, at value	393
Dividends/interest receivable	1,136
Prepaid expenses	12,664
Receivable for investments sold	11,860

Total Assets	1,450,221

Liabilities
Payable for investments purchased	20,667
Payable to adviser	1,036
Payable to distributor	305
Accrued shareholder reports expense	10,704
Accrued audit fees	8,975
Accrued custodian fees	5,154
Trustees’ deferred compensation	45
Accrued expenses/other liabilities	1,022

Total Liabilities	47,908

Total Net Assets	$1,402,313

Net Assets Consist of:
Paid-in capital	$1,502,068
Accumulated undistributed net investment loss	(34,667)
Accumulated net realized loss from investments and foreign currency transactions	(46,937)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currency	(18,151)

Total Net Assets	$1,402,313

Investments, at Cost	$1,442,317

Foreign Currency, at Cost	$395

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	153,552

Net Asset Value Per Share	$9.13

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$1,926
Dividends	7,628
Withholding taxes on foreign dividends	(307)

Total Investment Income	9,247

Expenses
Offering costs	10,285
Custodian fees	10,232
Professional fees	3,312
Investment advisory fees	5,163
Distribution fees	1,518
Shareholder reports	1,610
Administrative service fees	146
Trustees’ fees and expenses	41
Other expense	7

Total Expenses	32,314

Net Investment Loss	(23,067)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized loss from investments	(46,230)
Net realized loss from foreign currency transactions	(14)
Net change in unrealized appreciation on investments	13,443
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency	(1)

Net Loss on Investments and Foreign Currency Transactions	(32,802)

Net Decrease in Net Assets Resulting from Operations	$(55,869)

The accompanying notes are an integral part of these financial statements.

RS Value VIP Series	11

Financial Information — RS Value VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Period Ended 12/31/07
Operations
Net investment loss	$(23,067)	$(26,861)
Net realized loss from investments and foreign currency transactions	(46,244)	(620)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currency	13,442	(31,593)

Net Decrease in Net Assets Resulting from Operations	(55,869)	(59,074)

Distributions to Shareholders
Net realized gain on investments	—	(109)

Total Distributions	—	(109)

Capital Share Transactions
Proceeds from sales of shares	429,486	1,411,615
Reinvestment of distributions	—	108
Cost of shares redeemed	(261,995)	(61,849)

Net Increase in Net Assets Resulting from Capital Share Transactions	167,491	1,349,874

Net Increase in Net Assets	111,622	1,290,691

Net Assets
Beginning of period	1,290,691	—

End of period	$1,402,313	$1,290,691

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(34,667)	$(11,600)

Other Information:

Shares
Sold	46,302	142,153
Reinvested	—	11
Redeemed	(28,722)	(6,192)

Net Increase	17,580	135,972

The accompanying notes are an integral part of these financial statements.

12	RS Value VIP Series

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RS Value VIP Series	13

Financial Information — RS Value VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$9.49	$(0.14)	$(0.22)	$(0.36)	$—	$—	$—

Period From 07/31/07[4] to 12/31/07[1]	10.00	(0.20)	(0.31)	(0.51)	—	—	—

The accompanying notes are an integral part of these financial statements.

14	RS Value VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$9.13	(3.79)%	$1,402	4.61%	4.61%	(3.09)%	(3.09)%	37%

9.49	(5.09)%	1,291	5.55%	5.55%	(3.51)%	(3.51)%	33%

[1]	Ratios for periods less than one year have been annualized excluding organization costs and offering costs, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.
[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS Value VIP Series	15

Notes to Financial Statements — RS Value VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of

16	RS Value VIP Series

observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — quoted prices in active markets for identical investments

➢	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities which are recorded as soon as the Fund

RS Value VIP Series	17

Notes to Financial Statements — RS Value VIP Series (unaudited) (continued)

is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 06/30/08	Average Borrowing*	Average Interest Rate*
$—	$17,425	4.34%

*	For the six months ended June 30, 2008.

k.  Offering Costs

Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.85%.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

18	RS Value VIP Series

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the period ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total	Long-Term Capital Gain Total
$—	$109

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the period ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2007, which is the most recently completed tax year, the Fund had $61 in deferred net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $1,458,196. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $119,993 and $(154,021) respectively, resulting in net unrealized depreciation of $(34,028).

RS Value VIP Series	19

Notes to Financial Statements — RS Value VIP Series (unaudited) (continued)

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $592,188 and $410,981, respectively, for the six months ended June 30, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

20	RS Value VIP Series

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

RS Value VIP Series	21

Notes to Financial Statements — RS Value VIP Series (unaudited) (continued)

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

22	RS Value VIP Series

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Trustees of RS Variable Products Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS Value VIP Series (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fee to be charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the Fund has a comparable investment objective and principal investment strategies to RS Value Fund, a series of RS Investment Trust, and that the Fund’s portfolio management team, and the advisory fee to be paid by the new Fund, were the same as those of RS Value Fund. The Trustees further noted that they had previously approved the investment advisory agreement of RS Value Fund, including the fees to be paid by RS Value Fund.

Representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate.

* The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

RS Value VIP Series	23

Supplemental Information — unaudited (continued)

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of RS Value Fund.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement. At a meeting held in person on March 18-19, 2008, the Trustees, including the disinterested Trustees, unanimously voted to approve the continuation of the Advisory Agreement through August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

24	RS Value VIP Series

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

RS Value VIP Series	25

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

26	RS Value VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

RS Value VIP Series	27

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Equity Dividend VIP Series

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Equity Dividend VIP Series

Raymond Anello, CFA
Raymond Anello (RS Investments) has managed RS Equity Dividend VIP Series since 2007. Mr. Anello joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Anello served as an analyst/portfolio manager at GIS since October 1999. From 1995 to 1998, Mr. Anello was an equity portfolio manager/analyst and high-yield analyst for Orion Capital in New York. From 1988 to 1995, he served as an assistant portfolio manager at Garrison Bradford, a portfolio management firm in New York City. Mr. Anello holds a B.A. from Iona College and an M.B.A. from Baruch College.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	Although the Fund had a negative return, it still compared favorably with that of the Russell 3000® Index[3], its primary benchmark.

➢

The Fund’s relative performance benefited from stock selection in the financials sector, as well as from underweight allocations to the poorly performing information technology (IT) and health care sectors.

➢	The Fund’s stock selection in the industrials and energy sectors detracted from returns relative to the benchmark. Its significant underweighting in the materials sector was also detrimental.

Market Overview

U.S. stocks fell sharply during the first quarter, with investors spooked by a weakening economy and growing concerns about the health of the financial system. The market began to recover some lost ground early in the second quarter, however, as the Federal Reserve Board took aggressive action to restore market liquidity, cutting the target federal funds rate by 225 basis points by mid-April. Nonetheless this resurgence proved short-lived, as markets again succumbed to investor unease over surging energy and food prices, an ailing housing market, and a softening economy. For the six-month period ended June 30, 2008, the S&P 500® Index5 declined 11.91%, the Dow Jones Industrial Average6 declined 13.38%, and the Nasdaq Composite7 declined 13.55%.

Performance

The RS Equity Dividend VIP Series declined 10.27% during the period, outperforming the benchmark Russell 3000® Index, which declined 11.05% and the Dow Jones U.S. Select Dividend Index4, which declined 21.40%. The Russell 3000® Index has become our primary benchmark, given its unbiased sector diversification (driven by equity market capitalization) as compared with the Dow Jones U.S. Select Dividend Index, which is roughly 50% financials. The Russell 3000® Index also better represents our U.S. all-cap focus.

Portfolio Review

The Fund’s outperformance relative to the Russell 3000® Index during the period largely reflected our stock selection in the financials sector, where we were slightly overweighted relative to the benchmark. Within the financials category, we benefited from our overweight allocation to real estate investment trusts (REITs). Top-performing REIT holdings included Healthcare Realty Trust, which invests primarily in health care-related properties, and Digital Realty Trust, which focuses on technology-related real estate such as data centers. We believe Healthcare Realty Trust has benefited from its lower-risk and less competitive asset class and its more visible growth.

An underweight allocation to the IT sector also supported relative performance, as did the Fund’s stock selection in the software industry, in which video game

RS Equity Dividend VIP Series	3

RS Equity Dividend VIP Series (continued)

company Nintendo was a solid contributor. The Fund’s modest underweighting in the health care sector also aided relative returns. Additionally, stock selection in consumer staples proved favorable due in part to gains by food company General Mills.

Among the Fund’s other top-contributing stocks were Halliburton, a leading global provider of energy services, and QUALCOMM, a manufacturer and licensor of wireless chipsets and technology. Halliburton in particular has benefited from an improved outlook for its U.S. pressure-pumping business and its continued strong earnings outlook, which has been driven mostly by growing worldwide demand for oil.

On a negative note, the Fund’s relative performance was hurt by its stock selection in the industrials sector, where notable detractors included commercial aircraft leasing and financing company Babcock & Brown Air and aircraft manufacturer Boeing. Aircraft-related stocks have been pressured by concerns about the outlook for the global airline industry, given high fuel prices and faltering consumer demand.

The energy sector was the strongest-performing area of the benchmark index in the first half of 2008. While the Fund benefited from its significant overweighting in energy, our stock selection in this area detracted from relative performance, with notable weakness in Targa Resources Partners, a U.S. provider of midstream natural gas and related services, and independent oil refiner Holly.

Performance also suffered from a decline in health care stock Brookdale Senior Living, which operates senior residential facilities across the United States. The Fund’s near lack of exposure to the outperforming materials sector also dampened relative performance.

Outlook

We retain a conservative stance on the equity market, especially given the uncertain economic outlook. Our bias within our all-cap strategy is toward large-caps to reduce downside risk. We are becoming more encouraged with valuations across the market-cap spectrum, however, given our focus on normalized earnings over a two- to five-year horizon. On that basis we are seeing opportunities to upgrade the Fund with market leaders, many among “early cyclicals” that are struggling now but we think are well positioned to create equity value in the future. We believe that the RS Equity Dividend VIP Series is well positioned for a continuation of a challenging stock market but also a positive change in investor sentiment.

Thank you for your investment. I look forward to reporting to you in the future.

Raymond Anello Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

4	RS Equity Dividend VIP Series

Total Net Assets: $4,163,188	Data as of June 30, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Targa Resources Partners, L.P.	4.51%
Enterprise Products Partners, L.P.	4.48%
Hiland Partners, L.P.	4.21%
Halliburton Co.	4.08%
AT&T, Inc.	3.79%
Nokia Oyj	3.53%
Plains All American Pipeline, L.P.	3.49%
Abbott Laboratories	3.38%
Cardinal Health, Inc.	3.12%
Brookdale Senior Living, Inc.	2.90%
Total	37.49%

1

The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $182.6 million to $386.9 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	The Dow Jones U.S. Select Dividend Index measures the total return of 100 leading U.S. dividend-paying companies. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in an index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

7	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

RS Equity Dividend VIP Series	5

RS Equity Dividend VIP Series (continued)

Performance Update† As of 06/30/08

	Inception Date	Year-to-Date	Since Inception
RS Equity Dividend VIP Series	07/31/07	-10.27%	-15.24%
Russell 3000® Index[3]		-11.05%	-9.60%
Dow Jones U.S. Select Dividend Index[4]		-21.40%	-24.00%

†	Since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Equity Dividend VIP Series, the Russell 3000® Index and Dow Jones U.S. Select Dividend Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted is for a very short time period and should not be used as the basis for an investment decision. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.90%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect and expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS Equity Dividend VIP Series

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$897.30	$10.14	2.13%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,014.17	$10.77	2.13%

*	Expenses are equal to the Fund’s annualized expense ratio excluding offering costs, as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

RS Equity Dividend VIP Series	7

Schedule of Investments – RS Equity Dividend VIP Series

June 30, 2008 (unaudited)	Shares	Value

Common Stocks — 96.7%
Aerospace & Defense — 3.7%
Lockheed Martin Corp.	400	$39,464
The Boeing Co.	1,730	113,695

		153,159
Air Freight & Logistics — 1.2%
United Parcel Service, Inc., Class B	800	49,176

		49,176
Auto Components — 1.3%
Johnson Controls, Inc.	1,860	53,345

		53,345
Capital Markets — 1.3%
Bank of New York Mellon Corp.	1,390	52,584

		52,584
Commercial Banks — 2.0%
National City Corp.	4,300	20,511
The Colonial BancGroup, Inc.	9,700	42,874
Wachovia Corp.	1,200	18,636

		82,021
Communications Equipment — 4.8%
Nokia Oyj, ADR(1)	5,990	146,755
QUALCOMM, Inc.	1,210	53,688

		200,443
Containers & Packaging — 1.0%
Packaging Corp. of America	1,900	40,869

		40,869
Diversified Financial Services — 2.2%
JPMorgan Chase & Co.	2,620	89,892

		89,892
Diversified Telecommunication Services — 3.8%
AT&T, Inc.	4,680	157,669

		157,669
Electric Utilities — 2.4%
Cleco Corp.	2,590	60,425
Pepco Holdings, Inc.	1,620	41,553

		101,978
Energy Equipment & Services — 4.1%
Halliburton Co.	3,200	169,824

		169,824
Food & Staples Retailing — 1.2%
Sysco Corp.	1,770	48,693

		48,693
Food Products — 3.4%
B&G Foods, Inc., Class A	5,630	52,584
General Mills, Inc.	390	23,700
Unilever PLC, ADR(1)	2,230	63,355

		139,639
Health Care Equipment & Supplies — 0.4%
Meridian Bioscience, Inc.	700	18,844

		18,844
Health Care Providers & Services — 6.0%
Brookdale Senior Living, Inc.	5,930	120,735
Cardinal Health, Inc.	2,520	129,981

		250,716

June 30, 2008 (unaudited)	Shares	Value

Household Durables — 0.9%
Newell Rubbermaid, Inc.	2,180	$36,602

		36,602
Insurance — 3.9%
ACE Ltd.	940	51,784
Lincoln National Corp.	1,590	72,059
The Chubb Corp.	760	37,248

		161,091
Internet Software & Services — 0.4%
TheStreet.com, Inc.	2,900	18,879

		18,879
Leisure Equipment & Products — 1.1%
Mattel, Inc.	2,600	44,512

		44,512
Media — 1.3%
The McGraw-Hill Companies, Inc.	1,400	56,168

		56,168
Multi-Utilities — 3.5%
OGE Energy Corp.	2,650	84,031
PG&E Corp.	1,590	63,107

		147,138
Multiline Retail — 1.4%
Target Corp.	1,300	60,437

		60,437
Oil, Gas & Consumable Fuels — 25.8%
Enterprise Products Partners, L.P.	6,320	186,693
Hiland Holdings GP, L.P.	3,600	96,984
Hiland Partners, L.P.	3,520	175,190
Holly Corp.	3,230	119,252
Kinder Morgan Energy Partners, L.P.	340	18,948
Plains All American Pipeline, L.P.	3,220	145,254
SemGroup Energy Partners, L.P.	3,211	81,367
Targa Resources Partners, L.P.	8,140	187,627
Teekay LNG Partners, L.P.	2,470	65,035

		1,076,350
Pharmaceuticals — 4.7%
Abbott Laboratories	2,660	140,900
Schering-Plough Corp.	2,800	55,132

		196,032
Real Estate Investment Trusts — 5.5%
Annaly Capital Management, Inc.	6,750	104,693
CapLease, Inc.	5,700	42,693
Digital Realty Trust, Inc.	1,510	61,774
Healthcare Realty Trust, Inc.	877	20,846

		230,006
Software — 2.5%
Microsoft Corp.	2,270	62,448
Nintendo Co., Ltd., ADR(1)	600	41,910

		104,358
Specialty Retail — 1.5%
Best Buy Co., Inc.	750	29,700
The Home Depot, Inc.	1,390	32,554

		62,254

The accompanying notes are an integral part of these financial statements.

8	RS Equity Dividend VIP Series

June 30, 2008 (unaudited)	Shares	Value

Thrifts & Mortgage Finance — 2.5%
People’s United Financial, Inc.	6,630	$103,428

		103,428
Wireless Telecommunication Services — 2.9%
America Movil SAB de C.V., ADR, Series L(1)	2,270	119,743

		119,743

Total Common Stocks (Cost $4,348,321)		4,025,850

	Principal Amount	Value
Convertible Bonds — 0.4%
Biotechnology — 0.4%
Gilead Sciences, Inc. Convt. 0.625% due 5/1/2013	$11,000	16,280

		16,280

Total Convertible Bonds (Cost $11,990)		16,280

	Shares	Value
Preferred Stocks — 1.0%
Commercial Banks — 1.0%
Keycorp, 7.75%, Series A(2)	400	38,400

		38,400

Total Preferred Stocks (Cost $40,000)		38,400

	Shares	Value
Short-Term Investments — 3.3%
State Street Institutional Liquid Reserves(3)	139,019	139,019

Total Short-Term Investments (Cost $139,019)		139,019

	Shares	Value
Other Investments — For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(4)(5)	—	14
RS Emerging Growth Fund, Class Y(5)	1	19
RS Emerging Markets Fund, Class A(5)	1	11
RS Equity Dividend Fund, Class Y(4)(5)	—	3
RS Global Natural Resources Fund, Class Y(4)(5)	—	14
RS Growth Fund, Class Y(5)	1	6
RS Investment Quality Bond Fund, Class A(4)(5)	—	3
RS Investors Fund, Class Y(4)(5)	—	2
RS MidCap Opportunities Fund, Class Y(4)(5)	—	1

June 30, 2008 (unaudited)	Shares	Value

Other Investments — For Trustee Deferred Compensation Plan (continued)
RS Partners Fund, Class Y(5)	1	$12
RS S&P 500 Index Fund, Class A(4)(5)	—	3
RS Smaller Company Growth Fund, Class Y(4)(5)	—	5
RS Technology Fund, Class Y(4)(5)	—	4
RS Value Fund, Class Y(5)	1	17

Total Other Investments (Cost $114)		114

Total Investments — 101.4% (Cost $4,539,444)		4,219,663

Other Liabilities, Net — (1.4)%		(56,475)

Total Net Assets — 100.0%		$4,163,188

(1)	ADR — American Depositary Receipt.
(2)	Non-income producing security.
(3)	Money Market Fund registered under the Investment Company Act of 1940.
(4)	Rounds to less than one share.
(5)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$4,203,383
Level 2 — Significant Other Observable Inputs	16,280
Level 3 — Significant Unobservable Inputs	—

Total	$4,219,663

The accompanying notes are an integral part of these financial statements.

RS Equity Dividend VIP Series	9

Financial Information — RS Equity Dividend VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$4,219,663
Dividends/interest receivable	9,837
Prepaid expenses	1,794

Total Assets	4,231,294

Liabilities
Payable for investments purchased	53,349
Payable to adviser	2,127
Payable to distributor	886
Trustees’ deferred compensation	114
Payable for fund shares redeemed	6
Accrued expenses/other liabilities	11,624

Total Liabilities	68,106

Total Net Assets	$4,163,188

Net Assets Consist of:
Paid-in capital	$4,772,322
Distributions in excess of net investment income	(33,644)
Accumulated net realized loss from investments	(255,709)
Net unrealized depreciation on investments	(319,781)

Total Net Assets	$4,163,188

Investments, at Cost	$4,539,444

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	497,216

Net Asset Value Per Share	$8.37

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$2,065
Dividends	45,080
Withholding taxes on foreign dividends	(488)

Total Investment Income	46,657

Expenses
Investment advisory fees	9,729
Custodian fees	9,411
Distribution fees	4,054
Professional fees	3,478
Shareholder reports	1,759
Trustees’ fees and expenses	91
Administrative service fees	247
Other expenses	42
Offering costs	9,915

Total Expenses	38,726

Net Investment Income	7,931

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized loss from investments	(135,839)
Net change in unrealized depreciation on investments	(291,988)

Net Loss on Investments	(427,827)

Net Decrease in Net Assets Resulting from Operations	$(419,896)

The accompanying notes are an integral part of these financial statements.

10	RS Equity Dividend VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 06/30/08	For the Period Ended 12/31/07
Operations
Net investment income/(loss)	$7,931	$(22,436)
Net realized loss from investments	(135,839)	(103,016)
Net change in unrealized depreciation on investments	(291,988)	(27,793)

Net Decrease in Net Assets Resulting from Operations	(419,896)	(153,245)

Distributions to Shareholders
Net investment income	(9,574)	(13,656)
Net realized gain on investments	—	(14,984)

Total Distributions	(9,574)	(28,640)

Capital Share Transactions
Proceeds from sales of shares	2,321,952	3,076,755
Reinvestment of distributions	9,574	28,640
Cost of shares redeemed	(610,155)	(52,223)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,721,371	3,053,172

Net Increase in Net Assets	1,291,901	2,871,287

Net Assets

Beginning of period	2,871,287	—

End of period	$4,163,188	$2,871,287

Distributions in Excess of Net Investment Income Included in Net Assets	$(33,644)	$(32,001)

Other Information:

Shares
Sold	258,519	309,180
Reinvested	1,144	3,081
Redeemed	(69,393)	(5,315)

Net Increase	190,270	306,946

The accompanying notes are an integral part of these financial statements

RS Equity Dividend VIP Series	11

Financial Information — RS Equity Dividend VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Loss	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$9.35	$0.06	$(1.02)	$(0.96)	$(0.02)	$—	$(0.02)

Period From 07/31/07[3] to 12/31/07[1]	10.00	(0.08)	(0.48)	(0.56)	(0.04)	(0.05)	(0.09)

The accompanying notes are an integral part of these financial statements.

12	RS Equity Dividend VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.37	(10.27)%	$4,163	2.13%	2.13%	0.74%	0.74%	59%

9.35	(5.54)%	2,871	3.39%	3.39%	(0.14)%	(0.14)%	87%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized excluding organization and offering costs, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Commencement of operations.

RS Equity Dividend VIP Series	13

Notes to Financial Statements — RS Equity Dividend VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Equity Dividend VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability

14	RS Equity Dividend VIP Series

developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 – quoted prices in active markets for identical investments

➢	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

RS Equity Dividend VIP Series	15

Notes to Financial Statements — RS Equity Dividend VIP Series (unaudited) (continued)

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically once each calendar quarter and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 06/30/08	Average Borrowing*	Average Interest Rate*
$—	$51,995	3.58%
*	For the six months ended June 30, 2008.

k.  Offering Costs

Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 0.60%.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees,

16	RS Equity Dividend VIP Series

either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid during the period ended December 31, 2007, which is the most recently completed tax year, was as follows:

Ordinary Income Total	Long-Term Capital Gain Total
$28,570	$70

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the period ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2007, which is the most recently completed tax year, the Fund had deferred losses of $95,823.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $4,613,795. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $102,938 and $(497,070), respectively, resulting in net unrealized depreciation of $(394,132).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $3,542,632 and $1,889,412, respectively, for the six months ended June 30, 2008.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S.

RS Equity Dividend VIP Series	17

Notes to Financial Statements — RS Equity Dividend VIP Series (unaudited) (continued)

government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent, consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

18	RS Equity Dividend VIP Series

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

RS Equity Dividend VIP Series	19

Supplemental Information — unaudited

Approval of Investment Advisory Agreement for RS Equity Dividend VIP Series*

The Trustees of RS Variable Products Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS Equity Dividend VIP Series (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees. In addition, the Trustees had discussed with representatives of RS Investments in detail the proposed strategy of the new Fund at a telephone meeting held on April 4, 2007.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fees to be charged by RS Investments to the Fund under the Advisory Agreement.

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

In this connection, representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

RS Investments furnished information to the Trustees compiled by the independent Morningstar and Lipper organizations showing a comparison of the proposed fee rate and expense ratio for the Fund compared to peer mutual funds having similar objectives and strategies. The data showed that the Fund’s proposed advisory fee rate was below the average and median advisory fee rates of the Fund’s peer group and that the Fund’s projected expense ratio, taking into account the proposed total expense ratio cap by RS Investments, was below the average and median of the Fund’s peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines (including an investment discipline similar to that of the Fund) to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information

20	RS Equity Dividend VIP Series

regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate. Representatives of RS Investments noted that RS Investments has agreed to a cap on the Fund’s total expense ratio. On this basis, the Trustees concluded that implementation of breakpoints at this time would not necessarily be appropriate.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of a GIS proprietary account managed by the same team that will manage the Fund and that has an investment program similar to that of the Fund’s, and noted that this account had performance that compared favorably to the performance of the Dow Jones U.S. Select Dividend Index, which is the Fund’s proposed comparative index, and other broad-based securities market indexes.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement.

At a meeting held in person on March 18-19, 2008, the Trustees, including the disinterested Trustees, unanimously voted to approve the continuation of the Advisory Agreement through August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Equity Dividend VIP Series	21

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

22	RS Equity Dividend VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Equity Dividend VIP Series	23

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

24	RS Equity Dividend VIP Series

08	SEMIANNUAL REPORT

RS Variable Products Trust

RS Technology VIP Series (formerly The Information Age VIP Series)

06.30.08

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Technology VIP Series (formerly The Information Age VIP Series)

Stephen J. Bishop

Stephen J. Bishop (RS Investments) has been co-portfolio manager of RS Technology VIP Series (formerly The Information Age VIP Series) since July 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Allison K. Thacker

Allison K. Thacker (RS Investments) has been a co-portfolio manager of RS Technology VIP Series (formerly The Information Age VIP Series) since July 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	In a difficult environment for higher-valuation growth stocks, the RS Technology VIP Series lost ground while also underperforming its benchmark, the S&P North American Technology Sector Index™[3].

➢	The Fund’s performance during this period was hindered by its focus on higher-growth large and small technology companies, especially in the semiconductor, software, and computer technology areas.

➢

The Fund’s relative performance benefited from stock selection in the communications technology group as well as from positive returns by individual holdings across a number of technology-related sectors.

Market Overview

The past six months have been difficult for equity markets, as a combination of surging energy prices, slowing economic growth, and concerns about the health of the global financial system weighed on investor confidence. Faced with these headwinds, the stock market sold off sharply during the first quarter, as investors sought safety in Treasury bonds and other defensive investments. Against this backdrop, the Federal Reserve Board moved aggressively to help restore liquidity, reducing the target federal funds rate by 225 basis points to 2.00% by April. Fed rate cuts combined with some positive earnings news from nonfinancial corporations sparked a short-lived market resurgence in early spring before economic concerns again overwhelmed investor confidence, sending most market indexes lower in June. For the six-month period ended June 30, 2008, the S&P 500® Index4 declined 11.91%, the Dow Jones

RS Technology VIP Series	3

RS Technology VIP Series (formerly The Information Age VIP Series) (continued)

Industrial Average5 declined 13.38%, and the Nasdaq Composite6 declined 13.55%.

Performance

The RS Technology VIP Series declined 17.04% in the six-month period ended June 30, 2008, while its benchmark, the S&P North American Technology Sector Index™, declined 12.45%.

Portfolio Review

The recent period has been difficult for virtually all tech stocks but especially for those with higher current and expected growth rates, higher valuations, and smaller capitalizations. Among the Fund’s major detractors for the period was O2Micro International, a maker of analog and mixed-signal semiconductors that help manage power for notebook computers, LCD monitors, and televisions. The stock corrected significantly on concerns over a greater-than-expected slowdown of seasonal orders during the first quarter as well as an excess inventory of its inverter chips in the marketplace. The inventory issues have subsided, but fears that weaker consumer spending might depress sales of computers and other electronics in its end-user market continued to weigh on the stock.

Another poor performer was Apple, which saw its price-to-earnings multiple contract due to slower iPod sales in the fourth quarter of 2007 and worries of potentially weaker iPhone and iMac sales in 2008. Despite these pressures, we believe that Apple is well positioned to continue expanding its foothold in both the handset and personal computer markets over the long term.

A number of growth-oriented Internet-related names also suffered during the period. Google lost ground as signs of a weakening economy prompted fears of declining search-advertising revenues. Other detractors included financial information provider TheStreet.com and Internet photo retailer Shutterfly.

On a positive note, the Fund had several strong performers in the Internet space, including Yahoo!, which was bid higher after receiving an unsolicited takeout offer from Microsoft, and Chinese Internet media company Sohu.com.

The Fund’s relative performance also benefited from stock selection in the communications technology area. Additionally, while many of the Fund’s semiconductor-related stocks lost ground during the period, performance benefited from solid gains by two individual holdings in this area—Marvell Technology Group and Broadcom, a diversified communications chip company that we bought after a significant pullback.

The Fund’s cash balance provided a cushion against the market’s downward volatility and has provided us with some dry powder we can use to selectively take advantage of attractive valuations on many promising technology shares caught in the recent market sell-off.

Outlook

While we remain cautious regarding the overall economy and its impact on consumer and technology spending, the current correction in tech stock prices appears to be already discounting for a significant slowdown. Inventories remain lean, and we believe new product cycles in the semiconductor and hardware sectors should provide a solid backdrop for fundamental improvement in late 2008 and 2009. Furthermore, the Internet and software sectors also have strong product cycles and adoption rates, which we believe should drive long-term earnings power. Above all we remain confident that our rigorous bottom-up selection process will help us deliver solid long-term performance by investing in companies engaged in emerging technology products or markets.

We thank you for your continued investment and support.

Steve Bishop Co-Portfolio Manager	Allison Thacker Co-Portfolio Manager

4	RS Technology VIP Series

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

RS Technology VIP Series	5

RS Technology VIP Series (formerly The Information Age VIP Series) (continued)

Total Net Assets: $2,760,707	Data as of June 30, 2008

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Nintendo Co., Ltd.	5.01%
Google, Inc.	4.20%
Apple, Inc.	4.18%
O2Micro International Ltd.	4.11%
Research In Motion Ltd.	3.85%
Microsoft Corp.	3.79%
Marvell Technology Group Ltd.	3.71%
Digital River, Inc.	3.42%
First Solar, Inc.	3.36%
QUALCOMM, Inc.	2.94%
Total	38.57%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P North American Technology Sector Index™ is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

6	RS Technology VIP Series

Performance Update† As of 06/30/08

	Inception Date	Year-to-Date	Since Inception
RS Technology VIP Series	07/31/07	-17.04%	-13.80%
S&P North American Technology Sector Index™[3]		-12.45%	-6.87%
S&P 500® Index[4]		-11.91%	-10.34%

†	Since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Technology VIP Series, the S&P North American Technology Sector Index™, and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 3.31%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Technology VIP Series	7

Understanding Your Fund’s Expenses — unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return	$1,000.00	$829.60	$16.92	3.72%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,006.37	$18.56	3.72%

*	Expenses are equal to the Fund’s annualized expense ratio excluding offering costs, as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	RS Technology VIP Series

Schedule of Investments – RS Technology VIP Series (formerly The Information Age VIP Series)

June 30, 2008 (unaudited)	Foreign Currency	Shares	Value

Common Stocks — 97.0%
Advertising Agencies — 2.6%
ValueClick, Inc.(1)		4,680	$70,902

			70,902
Cable Television Services — 1.0%
TiVo, Inc.(1)		4,580	28,259

			28,259
Communications Technology — 17.5%
Aruba Networks, Inc.(1)		3,930	20,554
Atheros Communications(1)		1,650	49,500
Cbeyond, Inc.(1)		1,070	17,141
Comtech Telecommunications Corp.(1)		950	46,550
Corning, Inc.		1,930	44,487
j2 Global Communications, Inc.(1)		1,950	44,850
QUALCOMM, Inc.		1,830	81,197
Research In Motion Ltd.(1)		910	106,379
ShoreTel, Inc.(1)		4,710	20,818
Syniverse Holdings, Inc.(1)		3,150	51,030

			482,506
Computer Services, Software & Systems — 24.9%
Absolute Software Corp.(1)	CAD	2,240	23,044
Adobe Systems, Inc.(1)		850	33,481
Akamai Technologies, Inc.(1)		1,330	46,271
Citrix Systems, Inc.(1)		1,600	47,056
Concur Technologies, Inc.(1)		270	8,972
Digital River, Inc.(1)		2,450	94,521
Equinix, Inc.(1)		600	53,532
Internet Brands, Inc., Class A(1)		4,958	32,872
Microsoft Corp.		3,800	104,538
MicroStrategy, Inc., Class A(1)		380	24,605
Netezza Corp.(1)		2,902	33,315
Nuance Communications, Inc.(1)		2,760	43,249
PROS Holdings, Inc.(1)		6,260	70,300
Salesforce.com, Inc.(1)		1,040	70,959

			686,715
Computer Technology — 7.3%
Apple, Inc.(1)		690	115,534
Data Domain, Inc.(1)		1,370	31,962
Riverbed Technology, Inc.(1)		2,070	28,400
STEC, Inc.(1)		2,420	24,853

			200,749
Consumer Electronics — 5.7%
Google, Inc., Class A(1)		220	115,813
Sohu.com, Inc.(1)		610	42,968

			158,781
Consumer Products — 5.0%
Nintendo Co. Ltd., ADR(2)		1,980	138,303

			138,303
Electronics—Semi-Conductors/Components — 20.3%
ANADIGICS, Inc.(1)		3,020	29,747
Cavium Networks, Inc.(1)		950	19,950
Cree, Inc.(1)		1,760	40,146
Entropic Communications, Inc.(1)		2,825	13,419
First Solar, Inc.(1)		340	92,759

June 30, 2008 (unaudited)	Shares	Value

Electronics—Semi-Conductors/Components (continued)
FormFactor, Inc.(1)	1,530	$28,198
IPG Photonics Corp.(1)	1,730	32,541
Marvell Technology Group Ltd.(1)	5,800	102,428
Netlogic Microsystems, Inc.(1)	1,340	44,488
O2Micro International Ltd., ADR(1)(2)	17,050	113,382
PLX Technology, Inc.(1)	2,010	15,336
Volterra Semiconductor Corp.(1)	1,560	26,926

		559,320
Financial Information Services — 0.2%
TheStreet.com, Inc.	660	4,297

		4,297
Retail — 8.8%
Amazon.com, Inc.(1)	910	66,730
GSI Commerce, Inc.(1)	5,490	74,828
Priceline.com, Inc.(1)	480	55,421
Shutterfly, Inc.(1)	3,770	46,032

		243,011
Services—Commercial — 2.6%
Ctrip.com International Ltd., ADR(2)	700	32,046
eBay, Inc.(1)	1,510	41,268

		73,314
Telecommunications Equipment — 1.1%
Nokia Oyj, ADR(2)	1,240	30,380

		30,380

Total Common Stocks (Cost $2,898,352)		2,676,537

	Shares	Value
Other Investments—For Trustee Deferred Compensation Plan — 0.0%
RS Core Equity Fund, Class Y(3)(4)	—	7
RS Emerging Growth Fund, Class Y(3)(4)	—	10
RS Emerging Markets Fund, Class A(3)(4)	—	6
RS Equity Dividend Fund, Class Y(3)(4)	—	1
RS Global Natural Resources Fund, Class Y(3)(4)	—	8
RS Growth Fund, Class Y(3)(4)	—	3
RS Investment Quality Bond Fund, Class A(3)(4)	—	1
RS Investors Fund, Class Y(3)(4)	—	1
RS MidCap Opportunities Fund, Class Y(3)(4)	—	1
RS Partners Fund, Class Y(3)(4)	—	6
RS S&P 500 Index Fund, Class A(3)(4)	—	1
RS Smaller Company Growth Fund, Class Y(3)(4)	—	3

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	9

Schedule of Investments – RS Technology VIP Series (formerly The Information Age VIP Series)

June 30, 2008 (unaudited)	Shares	Value

Other Investments—For Trustee Deferred Compensation Plan (continued)
RS Technology Fund, Class Y(3)(4)	—	$2
RS Value Fund, Class Y(3)(4)	—	9

Total Other Investments (Cost $59)		59

	Shares	Value
Short-Term Investments — 10.4%

State Street Institutional Liquid Reserves(5)	287,407	287,407

Total Short-Term Investments (Cost $287,407)		287,407

	Principal Amount	Value
Repurchase Agreements — 5.1%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $141,008, due 7/1/2008, collateralized by FHLB, 5.00%, due 6/11/2018, with a value of $148,125	$141,000	141,000

Total Repurchase Agreements (Cost $141,000)		141,000

Total Investments — 112.5% (Cost $3,326,818)		3,105,003

Other Liabilities, Net — (12.5)%		(344,296)

Total Net Assets — 100.0%		$2,760,707

(1)	Non-income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Rounds to less than one share.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(5)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security

Canadian Dollar — CAD

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$3,105,003
Level 2 – Significant Other Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$3,105,003

The accompanying notes are an integral part of these financial statements.

10	RS Technology VIP Series

Financial Information — RS Technology VIP Series

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

Assets
Investments, at value	$3,105,003
Cash and cash equivalents	4,528
Prepaid expenses	10,945
Dividends/interest receivable	715
Receivable for investments sold	667

Total Assets	3,121,858

Liabilities
Payable for investments purchased	322,362
Payable for fund shares redeemed	8,683
Payable to adviser	2,336
Payable to distributor	584
Trustees’ deferred compensation	59
Accrued expenses/other liabilities	27,127

Total Liabilities	361,151

Total Net Assets	$2,760,707

Net Assets Consist of:
Paid-in capital	3,206,686
Accumulated undistributed net investment loss	(49,477)
Accumulated net realized loss from investments and foreign currency transactions	(174,687)
Net unrealized depreciation on investments	(221,815)

Total Net Assets	$2,760,707

Investments, at Cost	$3,326,818

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	320,106

Net Asset Value Per Share	$8.62

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

Investment Income
Interest	$3,268
Dividends	7,448
Withholding taxes on foreign dividends	(162)

Total Investment Income	10,554

Expenses
Custodian fees	11,506
Offering costs	9,990
Investment advisory fees	9,144
Professional fees	3,307
Distribution fees	2,286
Shareholder reports	1,688
Administrative service fees	201
Trustees’ fees and expenses	60
Other expense	15

Total Expenses	38,197

Net Investment Loss	(27,643)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized loss from investments	(122,690)
Net realized loss from foreign currency transactions	(73)
Net change in unrealized depreciation on investments	(261,744)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	96

Net Loss on Investments and Foreign Currency Transactions	(384,411)

Net Decrease in Net Assets Resulting from Operations	$(412,054)

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	11

Financial Information — RS Technology VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/08	For the Period Ended 12/31/07
Operations
Net investment loss	$(27,643)	$(36,089)
Net realized loss from investments and foreign currency transactions	(122,763)	(43,930)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(261,648)	39,833

Net Decrease in Net Assets Resulting from Operations	(412,054)	(40,186)

Capital Share Transactions
Proceeds from sales of shares	1,590,887	2,387,642
Cost of shares redeemed	(331,727)	(433,855)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,259,160	1,953,787

Net Increase in Net Assets	847,106	1,913,601

Net Assets

Beginning of period	1,913,601	—

End of period	$2,760,707	$1,913,601

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(49,477)	$(21,834)

Other Information:

Shares
Sold	172,860	224,954
Redeemed	(36,946)	(40,762)

Net Increase	135,914	184,192

The accompanying notes are an integral part of these financial statements.

12	RS Technology VIP Series

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RS Technology VIP Series	13

Financial Information — RS Technology VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 06/30/08[1]	$10.39	$(0.04)	$(1.73)	$(1.77)	$—	$—	$—

Period From 07/31/07[3] to 12/31/07[1]	10.00	(0.20)	0.59	0.39	—	—	—

The accompanying notes are an integral part of these financial statements.

14	RS Technology VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$8.62	(17.04)%	$2,761	3.72%	3.72%	(2.58)%	(2.58)%	53%

10.39	3.90%	1,914	4.77%	4.77%	(4.14)%	(4.14)%	56%

[1]	Ratios for periods less than one year have been annualized excluding organization costs and offering costs, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	15

Notes to Financial Statements — RS Technology VIP Series (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Technology VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (see Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or

16	RS Technology VIP Series

most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — quoted prices in active markets for identical investments

➢	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Fund adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Fund’s tax positions for all open tax years, and concluded that adoption had no effect on the Fund’s financial position or results of operations. The Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

RS Technology VIP Series	17

Notes to Financial Statements — RS Technology VIP Series (unaudited) (continued)

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Fund did not borrow from the facility.

k.  Offering Costs

Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund, at an annual rate of 1.00%.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

18	RS Technology VIP Series

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of the Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. The Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. The Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid during the period ended December 31, 2007.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the period ended December 31, 2007, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2007, which is the most recently completed tax year, the Fund had $48,560 in deferred losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2008, was $3,368,991. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2008, aggregated $72,259 and $(336,247), respectively, resulting in net unrealized depreciation of $(263,988).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $2,277,934 and $955,270, respectively, for the six months ended June 30, 2008.

RS Technology VIP Series	19

Notes to Financial Statements — RS Technology VIP Series (unaudited) (continued)

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7.	Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of RS Investment Trust and the former chairman of the Board of Trustees of RS Investment Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of RS Investment Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

20	RS Technology VIP Series

Steven M. Cohen, the former treasurer of RS Investment Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Fund.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., RS Investment Trust, and certain current or former Trustees, subadvisers, employees, and officers of RS Investment Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of RS Investment Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Fund the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Fund.

RS Technology VIP Series	21

Supplemental Information — unaudited

Approval of Investment Advisory Agreements for Certain Series of RS Variable Products Trust*

The Trustees of RS Variable Products Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS Technology VIP Series (formerly, The Information Age VIP Series) (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fee to be charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the Fund has a comparable investment objective and principal investment strategies to RS Technology Fund, a series of RS Investment Trust, and that the Fund’s portfolio management team, and the advisory fee to be paid by the new Fund, were the same as those of RS Technology Fund. The Trustees further noted that they had previously approved the investment advisory agreement of RS Technology Fund, including the fees to be paid by RS Technology Fund.

Representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

22	RS Technology VIP Series

reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of RS Technology Fund.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement. At a meeting held in person on March 18-19, 2008, the Trustees, including the disinterested Trustees, unanimously voted to approve the continuation of the Advisory Agreement through August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Technology VIP Series	23

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel–Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

24	RS Technology VIP Series

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

RS Technology VIP Series	25

Supplemental Information — unaudited (continued)

Trustees and Officers Information Table (continued)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

†

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

26	RS Technology VIP Series

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President (Principal Executive Officer)

Date: September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President (Principal Executive Officer)

Date: September 8, 2008

By (Signature and Title)*	/s/ James E. Klescewski
James E. Klescewski, Treasurer (Principal Financial Officer)

Date: September 8, 2008